          As filed with the Securities and Exchange Commission on April 18, 2007

                                             1933 Act Registration No. 33-70742

                                            1940 Act Registration No. 811-08090
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-1A

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 / /

                      POST-EFFECTIVE AMENDMENT NO. 35 /X/

                                      and

      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 / /

                              AMENDMENT NO. 37 /X/

                   LINCOLN VARIABLE INSURANCE PRODUCTS TRUST
               (Exact Name of Registrant as Specified in Charter)

                           1300 South Clinton Street
                           Fort Wayne, Indiana 46801
                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, Including Area Code: (260) 455-2000

                           Dennis L. Schoff, Esquire
                  The Lincoln National Life Insurance Company
                           1300 South Clinton Street
                              Post Office Box 1110
                              Fort Wayne, IN 46801
                    (Name and Address of Agent for Service)

                        Copies of all communications to:

                         Robert A. Robertson, Esquire
                                  Dechert, LLP
                              4675 MacArthur Court
                                   Suite 1400
                            Newport Beach, CA 92660

                          Fiscal Year-end: December 31

It is proposed that this filing will become effective:

/ /  immediately upon filing pursuant to paragraph (b)

/x/  on April 30, 2007, pursuant to paragraph (b)

/ /  60 days after filing pursuant to paragraph (a)(1)

/ /  on _______________ pursuant to paragraph (a)(1)

/ /  75 days after filing pursuant to paragraph (a)(2)

/ /  on _______________ pursuant to paragraph (a)(2) of Rule 485.

                    If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                Lincoln Variable Insurance Products Trust


LVIP Cohen & Steers Global Real Estate Fund

LVIP Delaware Bond Fund

LVIP Delaware Growth and Income Fund

LVIP Delaware Managed Fund

LVIP Delaware Social Awareness Fund

LVIP Delaware Special Opportunities Fund

LVIP FI Equity-Income Fund

LVIP Growth Opportunities Fund

LVIP Janus Capital Appreciation Fund

LVIP Mondrian International Value Fund

LVIP Money Market Fund

LVIP T. Rowe Price Structured Mid-Cap Growth Fund

LVIP UBS Global Asset Allocation Fund

LVIP Wilshire Conservative Profile Fund

LVIP Wilshire Moderate Profile Fund

LVIP Wilshire Moderately Aggressive Profile Fund

LVIP Wilshire Aggressive Profile Fund

LVIP Wilshire 2010 Profile Fund

LVIP Wilshire 2020 Profile Fund

LVIP Wilshire 2030 Profile Fund

LVIP Wilshire 2040 Profile Fund


                Standard Class

                1300 South Clinton Street

                Fort Wayne, Indiana 46802
                Prospectus April 30, 2007

Each fund is a series of the Lincoln Variable Insurance Products Trust (referred to as "fund") that sells its shares directly or indirectly to The Lincoln National Life Insurance Company and its affiliates (Lincoln Life). Lincoln Life holds the shares in its separate accounts to support variable annuity contracts and variable life contracts (contracts). We refer to a separate account as a variable account. Each variable account has its own prospectus that describes the account and the contracts it supports. You choose the fund or funds in which a variable account invests your contract assets. In effect, you invest indirectly in the fund(s) that you choose under the contract. This prospectus discusses the information about the fund that you should know before choosing to invest your contract assets in the fund.


As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
-------------------------------------------------------------------------------

We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Fund Overview-LVIP Cohen & Steers Global Real Estate Fund
What are the fund's goals and main investment strategies?
The investment objective of the LVIP Cohen & Steers Global Real Estate Fund
(fund) is total return through a combination of current income and long-term capital appreciation. This objective is non-fundamental and may be changed without shareholder approval.

The fund pursues its objective by investing primarily in equity securities of companies in the real estate industry located throughout the world, including Real Estate Investment Trusts (REITs) and other publicly traded real estate companies. The fund is not limited in the extent to which it may invest in real estate equity securities of companies domiciled in emerging market countries. When evaluating the fund's performance, the FTSE EPRA/NAREIT Global Real Estate Index is used as the benchmark. The FTSE EPRA/NAREIT Global Real Estate Index tracks the performance of the listed real estate companies and REITS worldwide. Index constituents are free-float adjusted, liquidity, size and revenue screened.

The sub-adviser adheres to an integrated, relative value investment process to achieve the total return objective. In this regard, a proprietary valuation model ranks global securities on price-to-net asset value (NAV), which the sub-adviser believes is the primary determinant of real estate security valuation, and guides a bottom-up portfolio construction process. Analysts incorporate both quantitative and qualitative analysis in their NAV estimates. The company research process includes an evaluation of management, strategy, property quality, financial strength and corporate structure. In addition to the NAV model, portfolio managers may use secondary valuation tools including cash flow multiple/growth or discounted cash flow models. Judgments with respect to risk control, diversification, liquidity and other factors overlay the model's output and drive the portfolio managers' investment decision.

Under normal circumstances, at least 80% of the fund's assets will be invested in securities of companies in the real estate industry, including REITs and domestic and foreign real estate companies. A company is considered to be in the real estate industry if it (i) derives at least 50% of its revenues or profits from the ownership, construction, management, financing or sale of residential, commercial or industrial real estate or (ii) has at least 50% of the fair market value of its assets invested in residential, commercial or industrial real estate. The fund is classified as non-diversified.

The fund does not intend to engage in active and frequent trading of its portfolio securities in order to achieve its investment objective. Market conditions, however, could result in a greater degree of market activity and a higher portfolio turnover rate. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with high portfolio turnover may adversely affect the fund's performance.

The fund may also use other investment strategies, to a lesser degree, to pursue its investment objective. The fund's SAI describes these other investment strategies and the risks involved.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

Lincoln Investment Advisors Corporation (LIA) serves as the investment adviser to the fund. Day-to-day management of the fund's securities investments has been sub-advised to Cohen & Steers Capital Management, Inc. For more information regarding the investment adviser and sub-adviser, please refer to the General Prospectus Disclosure.

What are the main risks of investing in the fund?

Investing in stocks and other securities involves the risk that the value of the securities purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's investments and, therefore, the value of the fund's shares held under your contract to fluctuate. Loss of money is a risk of investing in the fund.

Since the fund is concentrated in the real estate industry, it is less diversified than stock funds investing in a broad range of industries and, therefore, could experience price declines when conditions are unfavorable in the market sector or industry in which it invests. For example, investing in real estate companies entails the risks of the real estate business generally, including sensitivity to economic and business cycles, interest rates, changing demographic patterns and government actions. In addition, because the fund is considered non-diversified, the fund can invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a more diversified fund.

Investing in foreign equity securities and debt obligations involves additional risks not present when investing in U.S. securities. Foreign currency fluctuations or economic or financial instability could cause the value of the fund's investments and, therefore, the value of the fund's shares to fluctuate, and you could lose money.

                                                                          CGRE-1

Investing in foreign securities also involves the risk of loss from foreign government or political actions. These actions could range from changes in tax or trade statutes to governmental collapse and war. These actions could include a foreign government's imposing a heavy tax on a company, withholding the company's payment of interest or dividends, seizing assets of a company, taking over a company, barring the fund's withdrawal of assets from the country, and limiting the convertibility of a currency. As a general matter, risk of loss is typically higher for issuers located in emerging markets.

How has the fund performed?

The fund commenced operations on April 30, 2007. Once the fund has at least one calendar year of performance, a bar chart and performance table will be included in the prospectus. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future.

Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.

Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                             N/A
 Deferred Sales Charge (Load)                                                         N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                          N/A
 Redemption Fee                                                                       N/A
 Exchange Fee                                                                         N/A
 Account Maintenance Fee                                                              N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                        0.95%
 Distribution and/or Service (12b-1) fees                                            None
 Other Expenses1                                                                       0.15%
 Total Annual Fund Operating Expenses                                                  1.10%
 Less Fee Waiver and Expense Reimbursement2,3                                         (0.25%)
 Net Expenses                                                                          0.85%

1 Other Expenses have been estimated for the current fiscal year.

2 The adviser has contractually agreed to reimburse the fund's Standard Class to the extent that the Total Annual Fund Operating Expenses exceed 0.85% of average daily net assets. The Agreement will continue at least through April 30, 2008, and will renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

3 The adviser has contractually agreed to waive the following portion of its advisory fee for the fund: 0.22% of the first $250,000,000 of average net assets of the fund and 0.32% of the excess over $250,000,000 of average daily net assets of the fund. The fee waiver will continue at least through April 30, 2008, and renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example reflects the net operating expenses with expense waiver for the one year contractual period and the total operating expenses without waivers for the years two and three. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

 1 year   3 years   5 years1   10 years1
-------- --------- ---------- ----------
   $87      $325   N/A        N/A

1 Only one-year and three-year expenses are shown since the fund is new. The fund will have expenses beyond year three.

CGRE-2

Prior Performance of Similar Accounts

When a new fund is added to the Lincoln Variable Insurance Products Trust, such as the LVIP Cohen & Steers Global Real Estate Fund, comparable account presentation is generally shown in the prospectus for two years. Performance of comparable accounts shows you how a substantially similar account (or composite of substantially similar accounts), managed by the applicable sub-adviser, has performed in the past over a longer period of time. It does not show you how the fund has performed or will perform.

When showing comparable performance using a composite, the sub-adviser generally includes all of its accounts with substantially similar goals and policies. Performance information has been provided by the applicable sub-adviser and is not within the control of and has not been independently verified by Lincoln Life or LIA.

All composite results are asset weighted and calculated monthly. Quarterly and annual composite performance figures are computed by linking monthly returns. Performance figures for each account are calculated monthly. Monthly market values include income accruals.

The overall performance of, and sales loads charged by, the mutual funds and their expenses reflected in each presentation, other than those funds sponsored by the respective fund sub-advisers (non-proprietary funds), have been provided by the sponsors or administrators for such funds and are not within the control of and have not been independently verified by the sub-adviser, Lincoln Life or LIA.

The following chart does not show you the performance of the LVIP Cohen & Steers Global Real Estate Fund - it shows the historical performance of all similar accounts managed by Cohen & Steers Capital Management, Inc. (the Cohen & Steers Global Real Estate Securities composite).

The accounts in the Cohen & Steers Global Real Estate Securities composite have investment objectives, policies, and strategies that are substantially similar to those of the LVIP Cohen & Steers Global Real Estate Fund. As of December 31, 2006, the Cohen & Steers Global Real Estate Securities composite consisted of two separate accounts and one mutual fund.

The performance of the Cohen & Steers Global Real Estate Securities composite is intended to show the historical track record of the sub-adviser and is not intended to imply how the LVIP Cohen & Steers Global Real Estate Fund has performed or will perform. Variable insurance, separate account and contract charges are not reflected in the composite. If such charges were reflected, the performance shown would be lower.

                                                              For periods ended
                                                                   12/31/06
                                                              ------------------
                                                                                    Since
                                                               1 year   3 years   Inception*
                                                              -------- --------- -----------
  Cohen & Steers Global Real Estate Securities composite1,2   47.37%   32.90%    38.53%
                 FTSE EPRA/NAREIT Global Real Estate Index3   42.33%   31.33%    36.25%
           S&P/Citigroup World Property Broad Market Index4   40.27%   30.05%    35.40%

* Inception date is April 30, 2003

1 The composite represents the investment performance records of fully discretionary global real estate securities accounts under management during the relevant time period, including accounts that are no longer managed by the sub-adviser. Composite performance reflects the reinvestment of all income but does not reflect foreign withholding taxes on dividends, interest income or capital gains, which may vary according to the investor's domicile. Composite performance shown represents the Global Real Estate Securities composite that was managed by both Cohen & Steers Capital Management, Inc. and Houlihan Rovers SA (now Cohen & Steers Europe SA), a firm Cohen & Steers acquired on December 18, 2006 (Cohen & Steers acquired an initial 50% of the firm in December 2005). Cohen & Steers Capital Management, Inc. has prepared and presented this composite in compliance with the Global investment Performance Standards (GIPS (Reg. TM)). Results may have been different if the SEC-prescribed method of calculating total return had been used instead of GIPS. In addition, accounts in the composite, other than mutual funds, were not subject to the investment limitations, diversification requirements and other restrictions of the Investment Company Act of 1940 or Subchapter M or the Internal Revenue Code of 1986, which, if imposed, could have adversely affected the performance.

2 Composite results reflect the performance returns after the deduction of fees. For mutual funds in the composite, the management fees and any operating expenses charged to the mutual funds were deducted. For accounts other than mutual funds in the composite, only the management fees were deducted, and no adjustment was made for custody fees or other expenses normally incurred by mutual funds. If these expenses were deducted, returns would be lower. The LVIP Cohen & Steers Global Real Estate Fund's fees and expenses are generally expected to be higher than those reflected in the composite, which would reduce performance.

3 As of January 1, 2007, the composite's primary benchmark is the FTSE
  EPRA/NAREIT Global Real Estate Index, which tracks the performance of the listed real estate companies and REITS worldwide. Index constituents are free-float adjusted, liquidity, size and revenue screened. Prior to that date, the composite's primary benchmark was the S&P/Citigroup World Property Broad Market Index.

4 The S&P/Citigroup World Property Broad Market Index represents the full global universe of institutionally investable property stocks, with a consistent methodology across all regions.

                                                                          CGRE-3

                      [THIS PAGE INTENTIONALLY LEFT BLANK]


Fund Overview -
LVIP Delaware Bond Fund
What are the fund's goals and main investment strategies?
The investment objective of the LVIP Delaware Bond Fund (fund), formerly the Bond Fund, is maximum current income (yield) consistent with a prudent investment strategy.

The fund pursues its objective by investing in a diverse group of domestic fixed-income securities (debt obligations). The fund normally invests at least 80% of its assets in bond securities and pursues this objective primarily by investing in a diverse group of domestic debt obligations. The fund invests in significant amounts of debt obligations with medium term maturities (5-15 years) and some debt obligations with short term maturities (0-5 years) and long term maturities (over 15 years). A debt obligation's "maturity" refers to the time period remaining until the debt obligation's issuer must repay the principal amount of the debt obligation. The fund will invest primarily in a combination of:
  o high-quality investment-grade corporate bonds;
  o obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and
  o mortgage-backed securities.

When evaluating the fund's performance, the Lehman Brothers Aggregate Bond Index is used as the benchmark.

Investment-grade corporate bonds are debt obligations rated at the time of purchase in the top four credit rating categories of Moody's Investor Service, Inc. and Standard & Poor's Corp. See the Statement of Additional Information
(SAI) for a description of the credit rating categories of these two entities, and a description of U.S. government obligations. Investment-grade corporate bonds include high-quality corporate bonds (top three credit-rating categories) and medium-grade corporate bonds (fourth credit-rating category).

Securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of, nor are they guaranteed by, the U.S. Treasury. Certain securities issued by agencies and instrumentalities of the U.S. Government are backed by the full faith and credit of the U.S. Government, such as securities issued by GNMA. Others are not insured or guaranteed by the U.S. Government and may be supported only by the issuer's right to borrow from the U.S. Treasury, subject to certain limits, such as securities issued by Federal Home Loan Banks, or by the credit of the issuing agency and the discretionary authority of the U.S. Government to purchase certain obligations, such as Federal National Mortgage Association, or only by the credit of the issuing agency, such as Federal Farm Credit Banks.

Mortgage-backed securities are issued by government agencies and other non-government agency issuers. Mortgage-backed securities include obligations backed by a mortgage or pool of mortgages and direct interests in an underlying pool of mortgages. Mortgage-backed securities also include collateralized mortgage obligations. The mortgages involved could be those on commercial or residential real estate properties.

The fund may also hold a small amount of
  o U.S. corporate bonds rated lower than medium-grade (junk bonds);
  o investment-grade dollar-denominated debt obligations of, or guaranteed by, foreign governments or any of their instrumentalities or political subdivisions; and
  o high-quality and medium-grade dollar-denominated debt obligations of foreign corporations.

Lincoln Investment Advisors Corporation (LIA) serves as the investment adviser to the fund. Day-to-day management of the fund's securities investments has been sub-advised to Delaware Management Company (DMC), a series of the Delaware Management Business Trust. For more information regarding the investment adviser and sub-adviser, please refer to the General Prospectus Disclosure.

The investment process at DMC centers on the bottom up, fundamental credit analysis of bond issues, which includes bond structure analysis, financial analysis, capital structure analysis and a management assessment. The free flow of critical market and credit information is highly encouraged between the three areas of DMC's Fixed Income Team - Research, Trading and Portfolio Management. These three areas of the Fixed Income Team are expected to add value to the investment process by being experts in their specific areas. Proprietary in-depth fundamental research is the cornerstone of the process and is responsible for feeding information into both portfolio management and trading. Credit ideas are screened on a number of relative factors, such as: 1) Benchmark Structure - does the security fit within the selected benchmark or the fund's guidelines; 2) Yield - does the security meet minimum relative yield requirements of the portfolio versus the benchmark; 3) Liquidity - does the security meet minimum liquidity and issue size requirements; and 4) Expected Returns - will the security provide adequate risk adjusted returns.

Risk management is deeply ingrained within the investment process. Specifically, the fund's duration, sector and quality characteristics are compared in detail on a daily basis to the comparable characteristics of the Lehman Brothers U.S. Government/Credit Index (i.e., the fund's benchmark). The fund is managed in such a manner as to minimize duration exposure differences and yield curve


                                                                            DB-1


exposure differences from this benchmark. The fund's sector and credit quality variances versus the benchmark are limited and arise as a result of fundamental research-driven security selection.

The fund intends to engage in active and frequent trading of portfolio securities as a part of its investment strategy. The fund's portfolio turnover rate is expected to be significantly greater than 100% in any year. For example, the fund would have a portfolio turnover rate of 100% if the fund replaced all of its investments in one year. Although the fund as an institutional investor in the bond market does not pay commissions, high portfolio turnover (e.g., over 100%) generally results in correspondingly greater expenses to the fund, including dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with high portfolio turnover may adversely affect the fund's performance. The fund's portfolio turnover rate was 397% in 2006. This turnover rate (i.e., over 100%) is representative of the manager's investment style which seeks to add value through security and sector selection, while matching the interest rate risk of the fund's benchmark.

The fund may also use other investment strategies, to a lesser degree, to pursue its investment objective. The fund's SAI describes these other investment strategies and the risks involved.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

What are the main risks of investing in the fund?

Investing in the fund primarily involves interest rate risk and credit risk.

Interest rate risk is the risk that the value of the debt obligations held by the fund and therefore, the value of the fund's shares held under your contract will fluctuate with changes in interest rates. As a general matter, the value of debt obligations will fluctuate with changes in interest rates. These fluctuations can be greater for debt obligations with longer maturities. When interest rates rise, debt obligations decline in value, and when interest rates fall, debt obligations increase in value. Accordingly, during periods of rising interest rates, you could lose money investing in the fund.

Credit risk is the risk that the issuer of the debt obligation will be unable to make interest or principal payments on time. A debt obligation's credit rating reflects the credit risk associated with that debt obligation. Higher-rated debt obligations involve lower credit risks than lower-rated debt obligations. The value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with the changes in the credit ratings of the debt obligations held. Generally, a decrease in an issuer's credit rating will cause that issuer's outstanding debt obligations to fall in value. The issuer may also have increased interest payments, as issuers with lower credit ratings generally have to pay higher interest rates to borrow money. As a result, the issuer's future earnings and profitability could also be negatively affected. This could further increase the credit risks associated with that debt obligation.

If debt obligations held by the fund are assigned a lower credit rating, the value of these debt obligations and therefore, the value of the fund's shares could fall, and you could lose money. Additionally, because the fund also invests in medium-grade corporate bonds, the fund involves more risk than that normally associated with a bond fund that only invests in high-quality corporate bonds.

Further, the amount of current income generated by the fund depends on the types of debt obligations held and changes in current interest rates. During extended periods of falling interest rates, the fund will earn reduced income on new investments, and the fund's income could be lower. Conversely, during extended periods of rising interest rates, the fund will earn increased income on new investments, and the fund's income could be higher. As discussed above, however, the value of the debt obligations held by the fund are also affected by changes in interest rates. Accordingly, while periods of rising interest rates could produce increased income, the value of the fund's shares could also fall during such periods.

Because the fund invests in mortgage-backed securities, the value of the fund's shares may react more severely to changes in interest rates. In periods of falling interest rates, mortgage-backed securities are subject to the possibility that the underlying mortgages will be paid early (pre-payment risk), lowering the potential total return and, therefore, the value of the mortgage-backed securities. During periods of rising interest rates, the rate at which the underlying mortgages are pre-paid may slow unexpectedly, causing the maturity of the mortgage-backed securities to increase and their value to decline (maturity extension risk). In either instance, the value of the mortgage-backed securities may fluctuate more widely than the value of investment-grade debt obligations in response to changes in interest rates.

Because a small percentage of the debt obligations held by the fund may be U.S. junk bonds and debt obligations issued by foreign governments and companies, investing in the fund also involves additional risks. Junk bonds are often considered speculative and involve significantly higher credit risk. Junk bonds are also more likely to experience significant fluctuation in value due to changes in the issuer's credit rating. The value of junk bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates.

Dollar-denominated foreign debt obligations involve the risk of loss from foreign government or political actions. These actions could range from changes in tax or trade statutes to governmental collapse and war. These actions could include a foreign government's imposing a heavy tax on a company or taking over a company. These actions could cause the value of the debt obligations held by the fund and the fund's shares to fall.


DB-2


How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund. The information shows: (a) changes in the performance of the fund's Standard Class from year to year; and
(b) how the average annual returns of the fund's Standard Class for one year, five year and ten year periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected, the returns shown would be lower.
[GRAPHIC OMITTED]




[CHART]
Annual Total Returns
1997                 1998    1999     2000     2001    2002     2003    2004    2005    2006
9.31%                9.56%   -3.27%   10.89%   9.18%   10.13%   7.28%   5.30%   2.64%   4.71%




During the periods shown in the above chart, the fund's highest return for a quarter occurred in the third quarter of 1998 at: 5.03%.

The fund's lowest return for a quarter occurred in the second quarter of 2004 at: (3.04%).

Average Annual Total Return




                                           For periods ended 12/31/06
                                          ----------------------------
                                           1 year   5 years   10 years
                                          -------- --------- ---------
                LVIP Delaware Bond Fund   4.71%    5.99%     6.49%
  Lehman Brothers Aggregate Bond Index*   3.78%    5.06%     6.24%



* The Lehman Brothers Aggregate Bond Index is composed of securities from the Lehman Brothers U.S. Government/Credit Index, the Mortgage-Backed Securities Index, and the Asset-Backed Securities Index.

Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.



Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                            N/A
 Deferred Sales Charge (Load)                                                        N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                         N/A
 Redemption Fee                                                                      N/A
 Exchange Fee                                                                        N/A
 Account Maintenance Fee                                                             N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                       0.34%
 Distribution and/or Service (12b-1) fees                                            None
 Other Expenses1                                                                      0.07%
 Annual Fund Operating Expenses                                                       0.41%



1 The fees and expenses shown in the table above have been restated to reflect a change in the fee structure of the administration agreement, which may result in higher administration fees being charged to the fund. In addition, the fees and expenses have been restated to reflect a change in expense allocation methodology. Effective January 1, 2007, expenses common to all funds of the Trust will be allocated to each fund based on their relative average net assets.


                                                                            DB-3


The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual results may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.



 1 year   3 years   5 years   10 years
-------- --------- --------- ---------
   $42      $132      $230      $518



DB-4


Fund Overview-LVIP Delaware Growth and Income Fund
What are the fund's goals and main investment strategies?
The investment objective of the LVIP Delaware Growth and Income Fund (fund), formerly the Growth and Income Fund, is to maximize long-term capital appreciation.

The fund pursues its objective by investing in a diversified portfolio of stocks primarily of large-sized U.S. companies: companies with market capitalizations, at the time of purchase, similar to the market capitalizations of the companies in the Russell 1000 Index. The fund will also place some emphasis on medium-sized companies. A company's market capitalization is calculated by multiplying the total number of shares of its common stock outstanding by the market price of the stock. As a point of reference, as of February 28, 2007, the companies included in the Russell 1000 Index had a weighted average market capitalization of approximately $87.1 billion. The Russell 1000 Index represents the 1,000 largest U.S. companies based on total market capitalization. The smallest company in the index had a market cap of $863.0 million and the largest company in the index had a market cap of $410.7 billion as of February 28, 2007. When evaluating the fund's performance, the Russell 1000 Index is used as the benchmark.

The fund's management style focuses on seeking growth companies at a reasonable price by blending:
  o a growth oriented management style, which seeks companies with earnings and/or revenues that are growing equal to or faster than the industry average; and
  o a value oriented management style, which seeks companies within an industry with current stock prices that do not reflect the stocks' perceived true worth.

More specifically, the fund seeks to invest in companies believed to:
  o show earnings growth equal to or greater than the average expected growth rate of the companies in the same industry; and
  o be undervalued in the market relative to the companies' industry peers.

The companies sought typically have:
  o a long history of profit growth and dividend payment; and
  o a reputation for quality management, products and service.

The adviser has access to research and proprietary technical models and will apply quantitative and qualitative analysis in determining the appropriate allocations among categories of issuers and types of securities. The fund's investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the fund's expected return while maintaining risk, style and capitalization characteristics similar to the Russell 1000 Index.

The fund does not intend to engage in active or frequent trading of portfolio securities as a part of its normal investment strategy. Market conditions, however, could result in a greater degree of market activity and a higher portfolio turnover rate. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with high portfolio turnover may adversely affect the fund's performance. The fund's portfolio turnover rate was 29% in 2006.

The fund may also use other investment strategies, to a lesser degree, to pursue its investment objective. The fund's Statement of Additional Information
(SAI) describes these other investment strategies and the risks involved.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

Lincoln Investment Advisors Corporation (LIA) serves as the investment adviser to the fund. Day-to-day management of the fund's securities investments has been sub-advised to Delaware Management Company (DMC), a series of Delaware Management Business Trust. For more information regarding the investment adviser and sub-adviser, please refer to the General Prospectus Disclosure.

What are the main risks of investing in the fund?

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money.

Moreover, the fund invests in medium-sized as well as large-sized companies, and the fund's performance may be affected if stocks in one of these two groups of companies do not perform as well as stocks in the other group. Further, medium-sized companies, which are not as well-established as large-sized companies, may (i) react more severely to market conditions and (ii) suffer more from economic, political and regulatory developments.

                                                                           DGI-1

How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund. The information shows: (a) changes in the performance of the fund's Standard Class from year to year; and
(b) how the average annual returns of the fund's Standard Class for one year, five year and ten year periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected, the returns shown would be lower.

[GRAPHIC OMITTED]

[CHART]
Annual Total Returns
1997                 1998     1999     2000     2001      2002      2003     2004     2005    2006
30.93%               20.34%   17.54%   -9.63%   -11.21%   -22.07%   29.71%   11.99%   5.54%   12.36%

During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 1998 at: 22.88%.

The fund's lowest return for a quarter occurred in the third quarter of 2002 at: (15.63)%.

Average Annual Total Return

                                          For periods ended 12/31/06
                                         ----------------------------
                                          1 year   5 years   10 years
                                         -------- --------- ---------
  LVIP Delaware Growth and Income Fund   12.36%   6.07%     7.15%
                   Russell 1000 Index*   15.46%   6.82%     8.64%

* The Russell 1000 Index measures the performance of the 1,000 largest U.S. companies based on total market capitalization.

The fund invests predominantly in large-sized companies. Accordingly, the fund's performance can be compared to the performance of the Russell 1000 Index.

Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.

Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                            N/A
 Deferred Sales Charge (Load)                                                        N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                         N/A
 Redemption Fee                                                                      N/A
 Exchange Fee                                                                        N/A
 Account Maintenance Fee                                                             N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                       0.33%
 Distribution and/or Service (12b-1) fees                                            None
 Other Expenses1                                                                      0.07%
 Annual Fund Operating Expenses                                                       0.40%

1 The fees and expenses shown in the table have been restated to reflect a change in the fee structure of the administration agreement, which may result in higher administration fees being charged to the fund. In addition, the fees and expenses have been restated to reflect a change in expense allocation methodology. Effective January 1, 2007, expenses common to all funds of the Trust will be allocated to each fund based on their relative average net assets.

DGI-2

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

 1 year   3 years   5 years   10 years
-------- --------- --------- ---------
   $41      $128      $224      $505

                                                                           DGI-3

                      [THIS PAGE INTENTIONALLY LEFT BLANK]


Fund Overview-LVIP Delaware Managed Fund
What are the fund's goals and main investment strategies?
The investment objective of the LVIP Delaware Managed Fund (fund), formerly the Managed Fund, is maximum long-term total return (capital appreciation plus income) consistent with prudent investment strategy.

The fund is a balanced fund that pursues its objective by investing in three categories of securities: equity securities (stocks), fixed-income securities (debt obligations) and money market securities. The fund's investment strategy is to vary the amount invested in each category based on ongoing evaluations of which category provides the best opportunity to meet the fund's investment objective. When evaluating the fund's performance, a balanced index is used as the benchmark.

The fund continuously adjusts the mix of investments among the three categories in an effort to:
  o control the level of risk during changing economic and market conditions;
and
  o take advantage of the potential for greater returns in one category versus another.

The fund generally invests the largest amount in the stock category. The fund invests amounts not invested in the stock category in the debt obligations and money market categories. The fund, however, may not invest more than 75% of its total assets in either the stock or the debt obligations category. The fund may invest up to 100% of its assets in the money market category. The fund expects to invest some amount in each of the three categories at all times.

When evaluating the fund's performance, the fund's annual return is compared to the annual return generated by a hypothetical benchmark portfolio. The hypothetical benchmark is constructed in the following manner: 50% Russell 1000 Index; 5% Russell 2000 Index; 40% Lehman Brothers Aggregate Bond Index; 5% Citigroup 90 day T-Bill Index.

The three categories are explained in the following sections.

Stock Category

The stock category primarily holds stocks of large-sized U.S. companies. A company's market capitalization is calculated by multiplying the total number of shares of its common stock outstanding by the market price of the stock. As a point of reference, as of December 31, 2006, the weighted average market capitalization of the S&P 500 Index, a broad-based market index representative of larger, typically more financially stable companies, was approximately $25.5 billion. The stock category also includes some investments in medium-sized U.S. companies. Medium-sized companies typically have market capitalizations between $1 billion and $4 billion. The stock category may also include investment in small-sized companies, which generally have market capitalizations less than $1 billion. No more than 10% of the fund's assets may be invested in small-sized companies.

The fund's management style for the stock category focuses on seeking growth companies at a reasonable price by blending:
  o a growth oriented management style, which seeks companies with earnings and/or revenues that are growing faster than the industry average, and
  o a value oriented management style, which seeks companies within an industry with current stock prices that do not reflect the stocks' perceived true worth.

More specifically, the fund seeks to invest in companies believed to:
  o show growth potential that significantly exceeds the average expected growth rate of companies in the same industry; and
  o be undervalued in the market relative to the companies' industry peers.

The companies sought typically have:
  o a long history of profit growth and dividend payment; and
  o a reputation for quality management, products and service.

The fund seeks stocks of companies representing a wide selection of industries. The fund uses the following criteria for measuring individual stock selection: price to earnings ratio, growth of historical and forecasted earnings, and current yield. The fund seeks to own the most attractive stocks in each industry. The fund compares its current investments to possible new investments on an ongoing basis. The fund replaces a current investment if a possible new investment appears significantly more attractive under the fund's investment criteria.

                                                                            DM-1



Debt Obligations Category

The debt obligations category primarily holds a diverse group of domestic debt obligations. The fund invests in significant amounts of debt obligations with medium term maturities (5-15 years) and some debt obligations with short term maturities (0-5 years) and long term maturities (over 15 years). A debt obligation's "maturity" refers to the time period remaining until the debt obligation's issuer must repay the principal amount of the debt obligation. The fund will invest primarily in a combination of:
  o high-quality investment-grade U.S. corporate bonds;
  o obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and
  o mortgage-backed securities.

Investment-grade U.S. corporate bonds are debt obligations rated at the time of purchase in the top four credit rating categories of Moody's Investor Service, Inc. and Standard & Poor's Corp. See the Statement of Additional Information
(SAI) for a description of the credit rating categories of these two entities, and a description of U.S. government obligations. Investment-grade U.S. corporate bonds include U.S. corporate bonds in the top three credit-rating categories or medium-grade U.S. corporate bonds in the fourth credit-rating category.

Securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of, nor are they guaranteed by, the U.S. Treasury. Certain securities issued by agencies and instrumentalities of the U.S. Government are backed by the full faith and credit of the U.S. Government, such as securities issued by GNMA. Others are not insured or guaranteed by the U.S. Government and may be supported only by the issuer's right to borrow from the U.S. Treasury, subject to certain limits, such as securities issued by Federal Home Loan Banks, or by the credit of the issuing agency and the discretionary authority of the U.S. Government to purchase certain obligations, such as Federal National Mortgage Association, or only by the credit of the issuing agency, such as Federal Farm Credit Banks.

Mortgage-backed securities are issued by government agencies and other non-government agency issuers. Mortgage-backed securities include obligations backed by a mortgage or pool of mortgages and direct interests in an underlying pool of mortgages. Mortgage-backed securities also include collateralized mortgage obligations (CMOs). The mortgages involved could be those on commercial or residential real estate properties.

The fund may also hold a small amount of:
  o U.S. corporate bonds rated lower than medium-grade (junk bonds);
  o investment-grade dollar-denominated debt obligations of, or guaranteed by, foreign governments or any of their instrumentalities or political subdivisions; and
  o high-quality and medium-grade dollar-denominated debt obligations of foreign corporations.

The fund's investment process for the debt obligations category centers on an analysis of the behavior of the overall world economy, with a specific focus on the U.S. economy. This analysis considers the current and anticipated levels of inflation, unemployment, and industrial production, and possible changes in the credit cycle and the monetary policy of the Federal Reserve Board. The fund's process also closely monitors economic statistics such as the Leading Economic Indicators and similar statistics for turning points in the U.S. economy and credit conditions. Based on the results of the analysis, the fund determines an appropriate level of interest rate risk and credit risk for the debt obligations category of the fund. The fund then seeks to hold specific amounts of those types of debt obligations that provide the greatest yield, yet still allow the fund to meet the appropriate level of interest rate risk and credit risk determined for this category.

For example, if the fund's analysis indicates a change in the Federal Reserve Board's policies and an increase in short term interest rates, the fund would likely seek to lower the level of interest rate risk by shortening the average maturity and duration of the portfolio. Duration is the change in value of a debt obligation resulting from a 1% change in interest rates. Under these conditions, this strategy would be appropriate since intermediate and long-term interest rates are also likely to go up when the Federal Reserve Board raises short-term interest rates.

Similarly, when the fund's analysis indicates a weakening of the U.S. economy and deterioration of general business fundamentals, the fund will replace lower-rated holdings with higher-rated debt obligations to lessen credit risk. If, on the other hand, the fund's analysis indicates an improving of the U.S. economy and general business fundamentals, the fund may increase its holdings of lower-rated debt obligations.

The fund selects those individual debt obligations deemed to have the best yields in their credit rating category. The fund selects debt obligations after giving consideration to all risk aspects of the debt obligation, including the possibility of an increase or decrease in a credit rating, the debt obligation's resale value, and any prepayment options. As a general matter, the fund anticipates that on average, no more than 20% of the fund's assets will be invested in medium-grade debt obligations.

DM-2



Money Market Category

The money market category holds a diversified portfolio of high-quality short-term money market instruments that mature or can be put back to the issuer within 397 days from date of purchase or date of reset. These money market instruments include:
  o obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements that are fully collateralized by such obligations;
  o certificates of deposit and other obligations of both U.S. and foreign banks that have assets of at least one billion dollars; and
  o commercial paper and other debt obligations of U.S. corporations, including loan participation certificates.

When selecting money market securities, the fund considers the Federal Reserve Board's current monetary policies and, for comparative purposes, the current yields and maturities of various other types of short-term debt instruments. The fund then selects individual securities based on the attractiveness of their yield and length of maturity. For the money market category, the fund maintains a cumulative average portfolio maturity of no greater than 90 days.

The fund follows an investment policy of purchasing money market securities rated in one of the top two credit rating categories of Moody's Investor Service, Inc. and Standard & Poor's Corp. See the SAI for a description of the credit rating categories of these two entities.

Portfolio Turnover and Other Information

The portfolio management team for the stock category of the fund does not intend to engage in active or frequent trading of the portfolio's equity securities as part of their normal investment strategy. Market conditions, however, could result in a greater degree of market activity and a higher portfolio turnover rate in the fund's stock category.

The portfolio manager of the debt obligations category of the fund intends to engage in active and frequent trading of the portfolio's debt obligation securities as part of his investment style which seeks to add value through security and sector selection. The debt obligations category may have a portfolio turnover rate significantly greater than 100% in one year. For example, the debt obligations category would have a turnover rate of 100% if all of that category's investments were replaced in one year. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with high portfolio turnover may adversely affect the fund's performance.

The fund's overall turnover rate (the combined turnover rates for the stock category and the debt obligations category of the fund) was 143% in 2006.

The fund may also use other investment strategies, to a lesser degree, to pursue its investment objective. The fund's SAI describes these other investment strategies and the risks involved.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

Lincoln Investment Advisors Corporation (LIA) serves as the investment adviser to the fund. Day-to-day management of the fund's securities investments has been sub-advised to Delaware Management Company (DMC). For more information regarding the investment adviser and sub-adviser, please refer to the General Prospectus Disclosure.

What are the main risks of investing in the fund?

The fund's investment strategy is to vary the amount invested among three categories of securities. Therefore, the value of the fund's shares depends on:

  o the performance of each category; and
  o the amount of the fund's total assets invested in each category.

Accordingly, the value of the fund's shares may be affected if:
  o the securities in one of the categories do not perform as well as securities in the other categories;
  o the fund invests large amounts in a category that does not perform as well as the other categories; and
  o when selecting categories of investment, poor timing causes the fund to suffer losses or miss gains generated in a specific category.

Additionally, each category of investment involves specific risks. As a general matter, the stock category involves more risk than the debt obligations category, and the money market category involves the least risk. Because the fund normally invests amounts in all three categories, the overall risk of the fund is lower than that of a fund that invests only in stocks.


                                                                            DM-3


Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money.

Moreover, the fund invests some amounts in small- and medium-sized companies as well as large-sized companies. The fund's performance may be affected if stocks in one of these three groups of companies do not perform as well as stocks in the other groups.

Further, investing in stocks of small- and medium-sized, less mature, lesser-known companies involves greater risks than those normally associated with larger, more mature, well-known companies. The fund runs a risk of increased and more rapid fluctuations in the value of its stock investments. This is due to the greater business risks of small size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small- and medium capitalization stocks and stocks of recently organized companies have fluctuated more than the larger capitalization stocks included in the S&P 500. One reason is that small and medium-sized companies have less certain prospects for growth, a lower degree of liquidity in the markets for their stocks, and greater sensitivity to changing economic conditions.

Investing in debt obligations primarily involves interest rate risk and credit risk.

Interest rate risk is the risk that the value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with changes in interest rates. As a general matter, the value of debt obligations will fluctuate with changes in interest rates. These fluctuations can be greater for debt obligations with longer maturities. When interest rates rise, debt obligations decline in value, and when interest rates fall, debt obligations increase in value. Accordingly, during periods of rising interest rates, you could lose money investing in the fund.

Credit risk is the risk that the issuer of the debt obligation will be unable to make interest or principal payments on time. A debt obligations' credit rating reflects the credit risk associated with that debt obligation. Higher-rated debt obligations involve lower credit risks than lower-rated debt obligations. The value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with the changes in the credit ratings of the debt obligations held. Generally, a decrease in an issuer's credit rating will cause the value of that issuer's outstanding debt obligations to fall. The issuer may also have increased interest payments, as issuers with lower credit ratings generally have to pay higher interest rates to borrow money. As a result, the issuer's future earnings and profitability could also be negatively affected. This could further increase the credit risks associated with that debt obligation.

If debt obligations held by the fund are assigned a lower credit rating, the value of these debt obligations and, therefore, the value of the fund's shares could fall, and you could lose money. Additionally, because the fund also invests in medium-grade corporate bonds, the fund involves more risk than that normally associated with a bond fund that only invests in high-quality corporate bonds.

Further, the amount of current income generated by the fund depends on the types of debt obligations held and changes in current interest rates. During extended periods of falling interest rates, the fund will earn reduced income on new investments, and the fund's income could be lower. Conversely, during extended periods of rising interest rates, the fund will earn increased income on new investments, and the fund's income could be higher. As discussed above, however, the value of the debt obligations held by the fund are also affected by changes in interest rates. Accordingly, while periods of rising interest rates could produce increased income, the value of the fund's shares could also fall during such periods.

Because the fund invests in mortgage-backed securities, the value of the fund's shares may react more severely to changes in interest rates. In periods of falling interest rates, mortgage-backed securities are subject to the possibility that the underlying mortgages will be paid early (pre-payment risk), lowering the potential total return and, therefore, the value of the mortgage-backed securities. During periods of rising interest rates, the rate at which the underlying mortgages are pre-paid may slow unexpectedly, causing the maturity of the mortgage-backed securities to increase and their value to decline (maturity extension risk). In either instance, the value of the mortgage-backed securities may fluctuate more widely than the value of investment-grade debt obligations in response to changes in interest rates.

Investing in money market securities involves the risk that the amount of income generated by the money market securities will vary with fluctuations in short-term interest rates. Changes in the Federal Reserve Board's monetary policy may also affect the amount of income generated by the money market securities, because short-term interest rates are very sensitive to these types of policy changes. In general, you should expect that (1) as short-term interest rates fall, the level of income generated by the money market securities will also fall and (2) similarly, as short term interest rates rise, the level income generated by the money market securities will also rise.

Because a small percentage of the debt obligations held by the fund may be U.S. corporate junk bonds and investment-grade debt obligations issued by foreign governments and companies, investing in the fund also involves additional risks. Junk bonds are often considered speculative and involve significantly higher credit risk. Junk bonds are also more likely to experience significant fluctuation in value due to changes in the issuer's credit rating. The value of junk bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates.

Dollar-denominated foreign debt obligations, even investment-grade debt obligations, involve the risk of loss from foreign government or political actions. These actions could range from changes in tax or trade statutes to governmental collapse and war. These


DM-4


actions could include a foreign government's imposing a heavy tax on a company or taking over a company. These actions could cause the value of the debt obligations held by the fund and the fund's shares to fall.

The money market category attempts to keep the value of the money market portfolio stable. However, the value of the portfolio is neither insured nor guaranteed by the U.S. Government. The fund's money market securities, however, are considered to be relatively low risk investments because the fund only purchases high quality short-term money market securities and the fund's average portfolio maturity for the money market category is no greater than 90 days.

How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund. The information shows: (a) changes in the performance of the fund's Standard Class from year to year; and
(b) how the average annual returns of the fund's Standard Class for one year, five year and ten year periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected, the returns shown would be lower.
[GRAPHIC OMITTED]




[CHART]
Annual Total Returns
1997                 1998     1999    2000     2001     2002      2003     2004     2005    2006
21.83%               12.72%   7.72%   -1.41%   -1.58%   -11.08%   22.90%   10.00%   4.49%   10.57%




During the periods shown in the above chart, the fund's highest return for a quarter occurred in the second quarter of 2003 at: 12.42%.

The fund's lowest return for a quarter occurred in the third quarter of 2002 at: (9.95)%.

Average Annual Total Return




                                            For periods ended 12/31/06
                                          ------------------------------
                                            1 year    5 years   10 years
                                          ---------- --------- ---------
             LVIP Delaware Managed Fund      10.57%     6.80%     7.15%
  Lehman Brothers Aggregate Bond Index*       4.33%     5.06%     6.24%
                   Russell 1000 Index**      15.46%     6.82%     8.64%
                  Russell 2000 Index***      18.37%    11.39%     9.44%
      Citigroup 90-Day T-Bill Index****       4.76%     2.35%     3.67%



* The Lehman Brothers Aggregate Bond Index is composed of securities from the Lehman Brothers U.S. Government/Credit Index, the Mortgage-Backed Securities Index, and the Asset-Backed Securities Index.

** The Russell 1000 Index measures the performance of the 1,000 largest U.S.
   companies based on total market capitalization.

*** The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The Russell 3000 companies consist of the 3,000 largest U.S. companies based on total market capitalization.

**** The Citigroup 90 day Treasury Bill (T-Bill) Index is a widely recognized unmanaged index of short-term securities.

The fund invests in three categories of securities. None of the indices provided in the above table matches the fund's investment strategy exactly. Consequently, none of the indices reflects performance that is directly comparable to the fund's performance. Nevertheless, the indices can be helpful for comparing the fund's performance. When comparing the fund's performance to that of the indices, you should note that the fund generally invests the largest amount in the stock category, but may not invest more than 75% of its assets in either the stock category or the debt obligations category.


                                                                            DM-5


Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.



Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                            N/A
 Deferred Sales Charge (Load)                                                        N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                         N/A
 Redemption Fee                                                                      N/A
 Exchange Fee                                                                        N/A
 Account Maintenance Fee                                                             N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                       0.41%
 Distribution and/or Service (12b-1) fees                                            None
 Other Expenses1                                                                      0.09%
 Annual Fund Operating Expenses                                                       0.50%



1 The fees and expenses shown in the table have been restated to reflect a change in the fee structure of the administration agreement, which may result in higher administration fees being charged to the fund. In addition, the fees and expenses have been restated to reflect a change in expense allocation methodology. Effective January 1, 2007, expenses common to all funds of the Trust will be allocated to each fund based on their relative average net assets.

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.



 1 year   3 years   5 years   10 years
-------- --------- --------- ---------
   $51      $160      $280      $628



DM-6



Fund Overview-LVIP Delaware Social Awareness Fund
What are the fund's goals and main investment strategies?
The investment objective of the LVIP Delaware Social Awareness Fund (fund), formerly the Social Awareness Fund, is to maximize long-term capital appreciation (as measured by the change in the value of fund shares over a period of three years or longer).

The fund pursues its objective by investing in a diversified portfolio of stocks primarily of large-sized U.S. companies: companies with market capitalizations, at the time of purchase, similar to the market capitalizations of the companies in the Russell 1000 Index. The fund will also place some emphasis on medium-sized companies. A company's market capitalization is calculated by multiplying the total number of shares of its common stock outstanding by the market price of the stock. As a point of reference, as of February 28, 2007, the companies included in the Russell 1000 Index had a weighted average market capitalization of approximately $87.1 billion. The Russell 1000 Index represents the 1,000 largest U.S. companies based on total market capitalization. The smallest company in the index had a market cap of $863.0 million and the largest company in the index had a market cap of $410.7 billion as of February 28, 2007. When evaluating the fund's performance, the Russell 1000 Index is used as the benchmark.

The fund, however, only invests in companies that meet the fund's social standards described below.

The fund's management style focuses on seeking growth companies at a reasonable price by blending:
  o a growth oriented management style, which seeks companies with earnings and/or revenues that are growing faster than the industry average; and
  o a value oriented management style, which seeks companies within an industry with current stock prices that do not reflect the stocks' perceived true worth.

More specifically, the fund seeks to invest in companies believed to:
  o show growth potential that significantly exceeds the average expected growth rate of companies in the same industry; and
  o be undervalued in the market relative to the companies' industry peers.

The companies sought typically have:
  o a long history of profit growth and dividend payment; and
  o a reputation for quality management, products and service.

The fund's selection of industries and the size of investments in each industry will be similar to those of the Russell 1000 Index, after considering the fund's social standards. The fund uses the following fundamental criteria for measuring individual stock selection: price to earnings ratio, growth of historical and forecasted earnings, and current yield. The fund seeks to own the most attractive stocks in each industry. The fund compares its current investments to possible new investments on an on-going basis. The fund replaces a current investment if a possible new investment appears significantly more attractive under the fund's investment criteria.

Portfolio Turnover and Other Information

The fund does not intend to engage in active or frequent trading of portfolio securities as part of its normal investment strategy. Market conditions, however, could result in a greater degree of market activity and a higher portfolio turnover rate. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with high portfolio turnover may adversely affect the fund's performance. The fund's portfolio turnover rate was 28% in 2006.

The fund may also use other investment strategies, to a lesser degree, to pursue its investment objective. The fund's Statement of Additional Information
(SAI) describes these other investment strategies and the risks involved.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

Lincoln Investment Advisors Corporation (LIA) serves as the investment adviser to the fund. Day-to-day management of the fund's securities investments has been sub-advised to Delaware Management Company (DMC), a series of Delaware Management Business Trust. For more information regarding the investment adviser and sub-adviser, please refer to the General Prospectus Disclosure.

                                                                           DSA-1



Social Standards

The fund will not knowingly buy or hold stocks of companies that engage in:
  o activities that result, or are likely to result, in damage to the natural environment;
  o production of nuclear power, design or construction of nuclear power plants, or manufacture of equipment for the production of nuclear power;
  o manufacture of, or contracting for, military weapons;
  o liquor, tobacco or gambling businesses;
  o the use of animals for testing when developing new cosmetics and personal care products; and/or
  o egregious human rights violations, or that have been involved in multiple human rights controversies related to their operations in the U.S. or abroad; including companies:
   o with operations or direct investment in or sourcing from Burma;
   o that have been involved in serious controversies with indigenous people;
   o that have been involved in major labor controversies (e.g., those involving sweatshop cases, worker deaths, serious injuries, labor rights violations or child labor law infractions);
   o whose non-U.S. operations are the subject of controversies related to the community, diversity issues, employee relations, the environment or product safety.

The fund may modify these standards at any time, without prior shareholder approval or notice.

The fund and its adviser do not determine which stocks meet the fund's social standards. Instead, they rely on the social investment research provided by KLD Research & Analytics, Inc. (KLD), located in Boston, Massachusetts.

KLD specializes in providing the financial community with social standards research on publicly-traded U.S. corporations. KLD determines if and when a company's activities are significant enough to merit a "concern" or "major concern" under the fund's social standards. KLD may determine the significance of a company's activities based on their size or other factors selected by KLD. KLD continually refines and modifies its social standards screening process.

The fund will not buy any stock where KLD indicates a "concern" or "major concern" relating to one or more of the fund's social standards. Because of this strategy, the fund may not invest in certain types of companies, industries and segments of the U.S. economy.

Period of Disinvestment

At times, the fund may hold stocks that do not meet the fund's social standards, because either the stocks ceased meeting the social standards after the fund bought them or the fund bought the stocks without realizing that they did not meet the social standards. The fund will seek to sell these stocks in an orderly manner to minimize any adverse effect on the value of the fund's investments. Ordinarily, the fund will sell the stocks within 90 days of determining that the stocks do not meet the social standards. However, the fund will sell the stocks within a longer period if the adviser believes that it would avoid a significant loss to the overall value of the fund's investments.

What are the main risks of investing in the fund?

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money.

Moreover, the fund invests in medium-sized as well as large-sized companies, and the fund's performance may be affected if stocks in one of these two groups of companies do not perform as well as stocks in the other group. Further, medium-sized companies, which are not as well-established as large-sized companies, may (i) react more severely to market conditions and (ii) suffer more from economic, political and regulatory developments.

The fund's social standards strategy prohibits the fund from investing in certain types of companies, industries and segments of the U.S. economy. Consequently, the value of the fund's shares will fluctuate independently of broad stock market indices over short-term periods (1-3 years). Moreover, the fund may (a) miss opportunities to invest in companies, industries or segments of the U.S. economy that are providing superior performance relative to the market as a whole and (b) become invested in companies, industries and segments of the U.S. economy that are providing inferior performance relative to the market as a whole. These consequences may at times adversely affect fund performance when compared to broad market indices or to similar funds managed without the social standards strategy.

DSA-2



How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund. The information shows: (a) changes in the performance of the fund's Standard Class from year to year; and
(b) how the average annual returns of the fund's Standard Class for one year, five year and ten year periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected, the returns shown would be lower.
[GRAPHIC OMITTED]




[CHART]
Annual Total Returns
1997                 1998     1999     2000     2001     2002      2003     2004     2005     2006
37.53%               19.89%   15.44%   -8.33%   -9.50%   -22.14%   31.86%   12.70%   12.03%   12.31%




During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 1998 at: 23.42%.

The fund's lowest return for a quarter occurred in the third quarter of 2002 at: (17.18)%.

Average Annual Total Return




                                         For periods ended 12/31/06
                                        ----------------------------
                                         1 year   5 years   10 years
                                        -------- --------- ---------
  LVIP Delaware Social Awareness Fund   12.31%   7.80%     8.68%
                  Russell 1000 Index*   15.46%   6.82%     8.64%



* The Russell 1000 Index measures the performance of the 1,000 largest U.S. companies based on total market capitalization.

The fund invests predominantly in large-sized companies. Accordingly, the funds performance can be compared to the performance of the Russell 1000 Index.

Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.



Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                            N/A
 Deferred Sales Charge (Load)                                                        N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                         N/A
 Redemption Fee                                                                      N/A
 Exchange Fee                                                                        N/A
 Account Maintenance Fee                                                             N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                       0.35%
 Distribution and/or Service (12b-1) fees                                            None
 Other Expenses1                                                                      0.07%
 Annual Fund Operating Expenses                                                       0.42%



1 The fees and expenses shown in the table have been restated to reflect a change in the fee structure of the administration agreement, which may result in higher administration fees being charged to the fund. In addition, the fees and expenses have been restated to reflect a change in expense allocation methodology. Effective January 1, 2007, expenses common to all funds of the Trust will be allocated to each fund based on their relative average net assets.

                                                                           DSA-3



The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.



 1 year   3 years   5 years   10 years
-------- --------- --------- ---------
   $43      $135      $235      $530



DSA-4


Fund Overview-LVIP Delaware Special Opportunities Fund
What are the fund's goals and main investment strategies?
The investment objective of the LVIP Delaware Special Opportunities Fund
(fund), formerly the Special Opportunities Fund, is to maximize long-term capital appreciation (as measured by the change in the value of fund shares over a period of three years or longer).

The fund pursues its objective by investing in a diversified portfolio of domestic stocks primarily of medium-sized companies: companies traded on U.S. securities markets with market capitalizations, at the time of purchase, similar to the market capitalizations of the companies included in the Russell Midcap Value Index. The fund will also place some emphasis on larger-sized U.S. companies.

A company's market capitalization is calculated by multiplying the total number of shares of its common stock outstanding by the market price of the stock. As a point of reference, as of February 28, 2007, the companies included in the Russell Midcap Value Index had an average weighted market capitalization of approximately $8.8 billion. The Russell Midcap Value Index represents those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap companies consist of the 800 smallest companies in the Russell 1000 Index of the largest U.S. companies based on total market capitalization. When evaluating the fund's performance, the Russell Midcap Value Index is used as the benchmark.

The fund's management style focuses on seeking growth companies at a reasonable price by blending:
  o a growth oriented management style, which seeks companies with earnings and/or revenues that are growing faster than the industry average; and
  o a value oriented management style, which seeks companies within an industry with current stock prices that do not reflect the stocks' perceived true worth.

More specifically, the fund seeks to invest in companies believed to:
  o show growth potential that significantly exceeds the average expected growth rate of companies in the same industry; and
  o be undervalued in the market relative to the companies' industry peers.

The companies sought typically have:
  o a long history of profit growth and dividend payment; and
  o a reputation for quality management, products and service.

The fund seeks stocks of companies representing a wide selection of industries and normally holds 100-175 stocks. The fund uses a blend of quantitative analysis and fundamental research in its effort to find the most attractive stocks in each industry. This assessment includes a review of both a stock's value factors (e.g., low price-to-earnings ratio, low price-to-cash flow) and growth factors (e.g., improving earnings estimates). Fund investments are replaced if a possible new investment appears significantly more attractive under the fund's investment criteria.

The fund does not intend to engage in active or frequent trading of portfolio securities as a part of its normal investment strategy. Market conditions, however, could result in a greater degree of market activity and a higher portfolio turnover rate. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with high portfolio turnover may adversely affect the fund's performance. The fund's portfolio turnover rate was 11% in 2006.

The fund may also use other investment strategies, to a lesser degree, to pursue its investment objective. The fund's Statement of Additional Information
(SAI) describes these other investment strategies and the risks involved.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

Lincoln Investment Advisors Corporation (LIA) serves as the investment adviser to the fund. Day-to-day management of the fund's securities investments has been sub-advised to Delaware Management Company (DMC), a series of Delaware Management Business Trust. For more information regarding the investment adviser and sub-adviser, please refer to the General Prospectus Disclosure.

What are the main risks of investing in the fund?

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money.

                                                                           DSO-1

Investing in stocks of medium-sized, less mature, lesser-known companies involves greater risks than those normally associated with large-sized, more mature, well-known companies. Stocks of medium-sized companies, which are not as well-established as large-sized companies, may (1) react more severely to market conditions and (2) suffer more from economic, political and regulatory developments. For these reasons, the fund runs a risk of increased and more rapid fluctuations in the value of its stock investments.

Additionally, the prices of medium-sized company stocks may fluctuate independently of larger company stock prices. Medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Therefore, you should expect that the value of the fund's shares may fluctuate more than broad stock market indices such as the S&P 500, and may fluctuate independently from those indices.

Finally, the fund invests in large-sized as well as medium-sized companies, and the fund's performance may be affected if stocks in one of these two groups of companies do not perform as well as stocks in the other group.

How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund. The information shows: (a) changes in the performance of the fund's Standard Class from year to year; and
(b) how the average annual returns of the fund's Standard Class for one year, five year and ten year periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected, the returns shown would be lower.

[GRAPHIC OMITTED]

[CHART]
Annual Total Returns
1997                 1998    1999     2000     2001    2002      2003     2004     2005     2006
28.15%               6.79%   -4.48%   16.04%   2.16%   -11.75%   33.99%   22.76%   15.65%   16.05%

During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 1998 at: 19.14%.

The fund's lowest return for a quarter occurred in the third quarter of 1998 at: (19.34)%.

Average Annual Total Return

                                              For periods ended 12/31/06
                                             ----------------------------
                                              1 year   5 years   10 years
                                             -------- --------- ---------
  LVIP Delaware Special Opportunities Fund   16.05%   14.27%    11.68%
               Russell Midcap Value Index*   20.22%   15.88%    13.65%

* The Russell Midcap Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap companies consist of the 800 smallest companies in the Russell 1000 Index, which represent approximately 24% of the total market capitalization of the Russell 1000 Index.

DSO-2

Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.

Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                            N/A
 Deferred Sales Charge (Load)                                                        N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                         N/A
 Redemption Fee                                                                      N/A
 Exchange Fee                                                                        N/A
 Account Maintenance Fee                                                             N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                       0.37%
 Distribution and/or Service (12b-1) fees                                            None
 Other Expenses1                                                                      0.08%
 Annual Fund Operating Expenses                                                       0.45%

1 The fees and expenses shown in the table have been restated to reflect a change in the fee structure of the administration agreement, which may result in higher administration fees being charged to the fund. In addition, the fees and expenses have been restated to reflect a change in expense allocation methodology. Effective January 1, 2007, expenses common to all funds of the Trust will be allocated to each fund based on their relative average net assets.

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

 1 year   3 years   5 years   10 years
-------- --------- --------- ---------
   $46      $144      $252      $567

                                                                           DSO-3

                      [THIS PAGE INTENTIONALLY LEFT BLANK]


Fund Overview-LVIP FI Equity-Income Fund
What are the fund's goals and main investment strategies?
The investment objective of the LVIP FI Equity-Income Fund (fund), formerly the Equity-Income Fund, is to seek reasonable income by investing primarily in income-producing equity securities.

The fund's primary investment strategies include:
  o normally investing at least 80% of the fund's assets in equity securities;
  o normally investing primarily in income-producing equity securities, which tends to lead to investments in large cap "value" stocks;
  o potentially investing in other types of equity securities and debt securities, including lower-quality debt securities;
  o investing in domestic and foreign issuers; and
  o using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

The fund emphasizes above-average income-producing equity securities that are expected to provide above market yields. (Yield is a measurement used to evaluate stocks that compares the stock's dividend to its current price.) The fund seeks a yield for its shareholders that exceeds the yield on the securities comprising the S&P 500. The fund's emphasis on above-average income-producing equity securities tends to lead to investments in large cap "value" stocks. However, the fund is not constrained by any particular investment style.

When evaluating the fund's performance, the Russell 1000 Value Index is used as the benchmark. As a point of reference, as of February 28, 2007, the companies included in this index had a weighted average market capitalization of approximately $104.6 billion. The smallest company in this index had a market cap of $863.0 million and the largest company in this index had a market cap of $410.7 billion as of February 28, 2007.

The fund may invest in many different types of debt obligations, including corporate bonds, government securities, and asset-backed securities, including mortgage-backed securities. The fund may invest in debt obligations of any quality, including junk bonds. Junk bonds are debt obligations rated below investment-grade. Investment-grade debt obligations are those rated at the time of purchase in the top four credit rating categories of a nationally recognized statistical rating organization, or, if unrated, are judged by the fund to be of comparable quality. See the Statement of Additional Information (SAI) for a description of the credit rating categories of two of these entities, Moody's Investor Service, Inc. and Standard & Poor's Corp., and a description of U.S. government securities.

Further, the fund may invest in securities of domestic or foreign issuers of any size. Foreign securities are securities of companies organized, or having a majority of their assets, or earning a majority of their operating income, in a country outside of the United States. These securities may be traded on U.S. or foreign markets.

Securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of, nor are they guaranteed by, the U.S. Treasury. Certain securities issued by agencies and instrumentalities of the U.S. Government are backed by the full faith and credit of the U.S. Government, such as securities issued by GNMA. Others are not insured or guaranteed by the U.S. Government and may be supported only by the issuer's right to borrow from the U.S. Treasury, subject to certain limits, such as securities issued by Federal Home Loan Banks, or by the credit of the issuing agency and the discretionary authority of the U.S. Government to purchase certain obligations, such as Federal National Mortgage Association, or only by the credit of the issuing agency, such as Federal Farm Credit Banks.

In buying and selling securities, the fund relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates, and management.

The fund intends to engage in active and frequent trading of its portfolio securities in order to achieve its investment objective. For example, the fund would have a portfolio turnover rate of 100% if the fund replaced all of its investments in one year. High turnover can result in additional brokerage commissions to be paid by the fund. This would increase fund expenses and decrease fund performance. The fund's portfolio turnover rate was 199% in 2006.

The fund may use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the fund's exposure to changing security prices, or other factors that affect security values. The fund's SAI describes these other investment strategies and techniques and the risks they involve.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.


                                                                           FEI-1


Lincoln Investment Advisors Corporation (LIA) serves as the investment adviser to the fund. Day-to-day management of the fund's securities investments has been subadvised to Pyramis Global Advisors, LLC, a subsidiary of Fidelity Management and Research Company (FMR). For more information regarding the investment adviser and sub-adviser, please refer to the General Prospectus Disclosure.

What are the main risks of investing in the fund?

Investing in equity securities involves the risk that the value of the equity securities purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's equity investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money.

Further, the fund primarily invests in income-producing value stocks. Companies that have had a record of paying dividends could reduce or eliminate their payment of dividends at any time for many reasons, including poor business prospects or a downward turn in the economy in general. Additionally, value stocks can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks. However, value stocks can continue to be inexpensive for long periods of time and may not ever realize their full value.

Moreover, the fund may invest in the securities of companies of all sizes. Investing in the equity securities of smaller and medium-sized, less mature, lesser-known companies involves greater risks than those normally associated with larger, more mature, well-known companies. The fund runs a risk of increased and more rapid fluctuations in the value of its investments. This is due to the greater business risks of small size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small and medium capitalization stocks and stocks of recently organized companies have fluctuated more than the larger capitalization stocks included in the S&P 500. One reason is that smaller and medium-sized companies have less certain prospects for growth, a lower degree of liquidity in the markets for their stocks, and greater sensitivity to changing economic conditions.

Additionally, the prices of small and medium-sized company stocks may fluctuate independently of larger company stock prices. Small and medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many independent factors lead to this result, such as the current and anticipated global economic environment and current and anticipated direction of interest rates in the United States, for example. Slower economic conditions or increasing interest rates may have been reasons historically for declining values in small and medium capitalization companies. The stock of companies with small and medium stock market capitalizations may trade less frequently and in limited volume.

Investing in debt obligations primarily involves interest rate risk and credit risk.

Interest rate risk is the risk that the value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with changes in interest rates. As a general matter, the value of debt obligations will fluctuate with changes in interest rates. These fluctuations can be greater for debt obligations with longer maturities and for mortgage securities. When interest rates rise, debt obligations decline in value, and when interest rates fall, debt securities obligations increase in value. Accordingly, during periods when interest rates are fluctuating, you could lose money investing in the fund.

Credit risk is the risk that the issuer of the debt obligation will be unable to make interest or principal payments on time. A debt obligation's credit rating reflects the credit risk associated with that debt obligation. Higher-rated debt obligations involve lower credit risks than lower-rated debt obligations. Generally, credit risk is higher for corporate and foreign government debt obligations than for U.S. government securities, and higher still for debt rated below investment grade (junk bonds). The value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with the changes in the credit ratings of the debt obligations held. Generally, a decrease in an issuer's credit rating will cause the value of that issuer's outstanding debt obligations to fall. The issuer may also have increased interest payments, as issuers with lower credit ratings generally have to pay higher interest rates to borrow money. As a result, the issuer's future earnings and profitability could also be negatively affected. This could further increase the credit risks associated with that debt obligation.

If debt obligations held by the fund are assigned a lower credit rating, the value of these debt obligations and, therefore, the value of the fund's shares could fall, and you could lose money. Because the fund may also invest in debt obligations of any quality, including junk bonds, the fund involves more risk of loss than that normally associated with a fund that only invests in high-quality corporate bonds. Junk bonds are often considered speculative and involve significantly higher credit risk. Junk bonds are also more likely to experience significant fluctuation in value due to changes in the issuer's credit rating. The value of junk bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates.

Finally, investing in foreign securities involves additional risks. Foreign currency fluctuations or economic or financial instability could cause the value of the fund's investments and, therefore, the value of the fund's shares to fluctuate.


FEI-2


Investing in foreign securities also involves the risk of loss from foreign government or political actions. These actions could range from changes in tax or trade statutes to governmental collapse and war. These actions could include a foreign government's imposing a heavy tax on a company, withholding the company's payment of interest or dividends, seizing assets of a company, taking over a company, limiting currency convertibility, or barring the fund's withdrawal of assets from the country. As a general matter, risk of loss is typically higher for issuers in emerging markets located in less developed or developing countries.

Investing in foreign securities also involves risks resulting from the reduced availability of public information concerning issuers and the fact that foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. Further, the volume of securities transactions effected on foreign markets in most cases remains considerably below that of the U.S. markets. Accordingly, the fund's foreign investments may be less liquid, and their prices may be more volatile, than comparable investments in securities of U.S. issuers. Foreign brokerage commissions and custodian fees are generally higher than in the U.S.

How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund. The information shows: (a) changes in the performance of the fund's Standard Class from year to year; and
(b) how the average annual returns of the fund's Standard Class for one year, five year and ten year periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected, the returns shown would be lower.
[GRAPHIC OMITTED]




[CHART]
Annual Total Returns
1997                 1998     1999    2000     2001     2002      2003     2004    2005    2006
30.68%               12.73%   6.27%   10.62%   -7.34%   -15.67%   32.35%   9.77%   4.49%   11.27%




During the periods shown in the above chart, the fund's highest return for a quarter occurred in the second quarter of 2003 at: 19.94%.

The Funds lowest return for a quarter occurred in the third quarter of 2002 at:
(16.94%).

Average Annual Total Return




                                For periods ended 12/31/06
                               ----------------------------
                                1 year   5 years   10 years
                               -------- --------- ---------
  LVIP FI Equity-Income Fund   11.27%      7.33%     8.62%
   Russell 1000 Value Index*   22.25%     10.86%    11.00%



* The Russell 1000 Value Index measures the performance of those companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 companies consist of the 1,000 largest U.S. companies based on total market capitalization.

The fund primarily invests in income-producing stocks of large-sized value companies. Accordingly, the fund's performance can be compared to the performance of the Russell 1000 Value Index.


                                                                           FEI-3


Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.



Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                            N/A
 Deferred Sales Charge (Load)                                                        N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                         N/A
 Redemption Fee                                                                      N/A
 Exchange Fee                                                                        N/A
 Account Maintenance Fee                                                             N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                       0.73%
 Distribution and/or Service (12b-1) fees                                            None
 Other Expenses1                                                                      0.08%
 Annual Fund Operating Expenses                                                       0.81%
 Less Fee Waiver and Expense Reimbursements2                                         (0.06)
 Net Expenses                                                                         0.75%



1 The fees and expenses shown in the table have been restated to reflect a change in the fee structure of the administration agreement, which may result in higher administration fees being charged to the fund. In addition, the fees and expenses have been adjusted to reflect a change in expense allocation methodology. Effective January 1, 2007, expenses common to all funds of the Trust will be allocated to each fund based on their relative average net assets.

2 The adviser has contractually agreed to waive a portion of its advisory fee through April 30, 2008. The waiver amount is: 0.03% on the first $250,000,000 of average daily net assets of the fund; 0.08% on the next $500,000,000 of average daily net assets of the fund; 0.13% of average daily net assets of the fund in excess of $750,000,000. Prior to Sepetember 1, 2006, the waiver amount was 0.00% on the first $250,000,000 of average daily net assets of the fund; 0.05% on the next $500,000,000 of average daily net assets of the fund; and 0.10% of average daily net assets of the fund in excess of $750,000,000. The waiver will renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example reflects the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for the years two through ten. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.



 1 year   3 years   5 years   10 years
-------- --------- --------- ---------
   $77      $253      $444      $996



FEI-4


Fund Overview -
LVIP Growth Opportunities Fund
What are the fund's goals and main investment strategies?
The investment objective of the LVIP Growth Opportunities Fund (fund), formerly the Growth Opportunities Fund, is to seek long-term capital growth.

The fund normally invests at least 80% of its assets in equity securities of small-cap and emerging growth companies and invests at least 80% of its assets in securities or instruments of issuers located in the United States. Small-cap companies are those companies with market capitalization similar to the market capitalization of companies in the Russell 2000 Index or the S&P SmallCap 600 Index at the time of the fund's investment. The market capitalization of the Russell 2000 Index and the S&P Small Cap 600 Index included companies with capitalizations up to $3.7 billion as of February 28, 2007 and up to $3.7 billion, as of December 31, 2006, respectively. The fund will not sell a company's securities solely because that company's market capitalization rises above the fund's definition of a small cap company.

When evaluating the fund's performance, the Russell 2000 Growth Index is used as the benchmark. The Russell 2000 Growth Index measures the performance of the those companies in the Russell 2000 Index with higher price-to-book ratios and higher forecasted growth values. Russell 2000 companies consist of the smallest 2,000 U.S. companies in the Russell 3000 Index based on total market capitalization.

In selecting securities, the fund emphasizes those securities that fund management believes have above average prospects for earnings growth. The fund may also invest in securities that it believes are undervalued (when the price of a company's stock is considered to be less than what the sub-adviser believes it is worth).

The fund's evaluation of the prospects for a company's industry or market sector is an important factor in evaluating a particular company's earnings prospects. The fund may purchase common stock, preferred stock, convertible securities, and other instruments.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

The fund may also use other investment strategies, to a lesser degree, to pursue its investment objective, including borrowing and leverage and investment in foreign securities, IPOs, illiquid and restricted securities, and Rule 144A securities. The fund may also invest in debt securities, convertible securities, derivatives and exchange-traded funds. The fund's Statement of Additional Information (SAI) describes these other investment strategies and the risks involved.

The fund does not intend to engage in active or frequent trading of portfolio securities as a part of its normal investment strategy. Market conditions, however, could result in a greater degree of market activity and a higher portfolio turnover rate. High portfolio turnover (e.g. over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. The trading costs associated with high portfolio turnover may adversely affect the fund's performance. The fund's portfolio turnover rate was 269% in 2006.

Lincoln Investment Advisors Corporation (LIA) serves as the investment adviser to the fund. Day-to-day management of the fund's securities investments has been sub-advised to BAMCO, Inc. For more information regarding the investment adviser and sub-adviser, please refer to the General Prospectus Disclosure.

What are the main risks of investing in the fund?

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money.

Small cap or emerging growth companies may have limited product lines or markets, may depend on a smaller number of key personnel and may be less financially secure than larger, more established companies. If a product fails or if management changes, or if there are other adverse developments, the fund's investment in a small cap or emerging growth company may lose substantial value.

Small cap and emerging growth companies' securities generally trade in lower volumes and are subject to greater, less predictable price changes than the securities of more established companies. Investing in small cap or emerging growth companies requires a long term view.

The fund follows an investing style that favors growth investments. Historically, growth investments have performed best during the later stages of economic expansion. Therefore, the growth investing style may over time go in and out of favor. At times when the growth investing style used by the fund is out of favor, the fund may underperform other equity funds that use different investing styles.

                                                                            GO-1

How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund's Standard Class. The information shows: (a) changes in the Standard Class' performance for one year; and (b) how the Standard Class' average annual returns for one year and lifetime compare with those of a broad measure of market performance. Although past performance of a fund is not a guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the fund.

Average Annual Total Return
[GRAPHIC OMITTED]

[Chart]
Average Annual Total Return
2006
10.17

During the periods shown in the above chart, the fund's highest return for a quarter occurred in the first quarter of 2006 at: 16.34%.

The fund's lowest return for the quarter occurred in the second quarter of 2006 (7.73%).

                                    For periods ended 12/31/06
                                   -----------------------------
                                    1 year   5 years   Lifetime*
                                   -------- --------- ----------
  LVIP Growth Opportunities Fund   10.17%   N/A       21.26%
     Russell 2000 Growth Index**   13.35%   N/A       19.90%

* The fund's lifetime began on May 3, 2005. Lifetime index performance however, began on May 1, 2005.

** Russell 2000 Growth Index measures the performance of those companies in the Russell 2000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index consists of the smallest 2,000 U.S. companies in the Russell 3000 Index based on total market capitalization.

GO-2

Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell Standard Class shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.

Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                             N/A
 Deferred Sales Charge (Load)                                                         N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                          N/A
 Redemption Fee                                                                       N/A
 Exchange Fee                                                                         N/A
 Account Maintenance Fee                                                              N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                        0.99%
 Distribution and/or Service (12b-1) fees                                            None
 Other Expenses1                                                                       3.62%
 Total Annual Fund Operating Expenses                                                  4.61%
 Less Fee Waiver and Expense Reimbursement2                                           (3.43%)
 Net Expenses                                                                          1.18%

1 The fees and expenses shown in the table have been restated to reflect a change in the fee structure of the administration agreement, which may result in higher administration fees being charged to the fund. In addition, the fees and expenses have been adjusted to reflect a change in expense allocation methodology. Effective January 1, 2007, expenses common to all funds of the Trust will be allocated to each fund based on their relative average net assets.

2 The adviser has contractually agreed to reimburse the fund's Standard Class to the extent that the Total Annual Fund Operating Expenses exceed 1.18% of average daily net assets. The agreement will continue at least through April 30, 2008, and will renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. This example reflects the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for the years two through ten. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

 1 year   3 years   5 years   10 years
-------- --------- --------- ---------
   $120   $1,081    $2,050    $4,504

                                                                            GO-3

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Fund Overview-LVIP Janus Capital Appreciation Fund
What are the fund's goals and main investment strategies?
The investment objective of the LVIP Janus Capital Appreciation Fund (fund), formerly the Capital Appreciation Fund, is long-term growth of capital in a manner consistent with the preservation of capital.

The fund pursues its investment objective by investing in equity securities (stocks). Under normal conditions, the fund will invest a minimum of 65% of its total assets in stocks.

The fund primarily invests in stocks of large-sized U.S. companies: companies with market capitalizations, at the time of purchase, equivalent to those companies included in the Russell 1000 Growth Index. A company's market capitalization is calculated by multiplying the total number of shares of its common stock outstanding by the market price of the stock. The Russell 1000 Growth Index represents the Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. As a point of reference, as of February 28, 2007, the companies included in this index had a weighted average market capitalization of approximately $69.9 billion. The Russell 1000 companies consist of the 1,000 largest U.S. companies based on total market capitalization. When evaluating the fund's performance, the Russell 1000 Growth Index is used as the benchmark.

The fund invests in medium-sized U.S. companies, which have market capitalizations greater than $563.0 million, but less than $18.4 billion, as measured by Russell. The fund invests in small-sized U.S. companies, which generally have market capitalizations less than $1 billion. Additionally, the fund invests in stocks of foreign companies, including investments in emerging markets. These stocks may be traded on U.S. or foreign stock markets.

The fund uses a "bottom up" approach to selecting stocks. In other words, the fund uses market research to identify individual companies with earnings growth potential that may not be recognized by the market at large. As part of this process, the fund considers the valuation and risk traits of individual stocks, as well as the characteristics of the underlying companies - such as the nature of a company's business and its growth potential. The fund generally selects stocks without regard to any defined industry sector or other similarly defined selection procedure. When selecting stocks, the fund places little emphasis on earning dividend income, and any dividend income earned on the fund's investments is incidental to the fund's investment objective.

The fund does not intend to engage in active or frequent trading of portfolio securities as a part of its normal investment strategy. Market conditions, however, could result in a greater degree of market activity and a higher portfolio turnover rate. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with high portfolio turnover may adversely affect the fund's performance. The fund's portfolio turnover rate was 99% in 2006.

The fund may also use other investment strategies, to a lesser degree, to pursue its investment objective, including investment in futures and forward contracts on foreign currencies. The fund's statement of additional information
(SAI) describes these other investment strategies and the risks involved.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

Lincoln Investment Advisors Corporation (LIA) serves as the investment adviser to the fund. Day-to-day management of the fund's securities investments has been sub-advised to Janus Capital Management LLC. For more information regarding the investment adviser and sub-adviser, please refer to the General Prospectus Disclosure.

What are the main risks of investing in the fund?

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money. Because the fund invests in stocks with certain growth characteristics, the value of the fund's shares is not expected to fluctuate in line with the broad stock market indices such as the S&P 500 Index.

Moreover, the fund invests some amounts in small and medium-sized companies as well as large-sized companies. The fund's performance may be affected if stocks in one of these three groups of companies do not perform as well as stocks in the other groups.

Further, investing in stocks of small and medium-sized, less mature, lesser-known companies involves greater risks than those normally associated with larger, more mature, well-known companies. The fund runs a risk of increased and more rapid fluctuations in the value of its stock investments. This is due to the greater business risks of small size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small and medium capitalization stocks and stocks of recently organized companies have fluctuated more than the larger capitalization stocks included in the S&P 500 Index. One reason is

                                                                           JCA-1

that small and medium-sized companies have less certain prospects for growth, a lower degree of liquidity in the markets for their stocks, and greater sensitivity to changing economic conditions.

Investing in foreign stocks involves additional risks not present when investing in U.S. securities. Foreign currency fluctuations or economic or financial instability could cause the value of the fund's investments and, therefore, the value of the fund's shares to fluctuate. Additionally, investing in foreign stocks involves the risk of loss from foreign government or political actions. These actions could range from changes in tax or trade statutes to governmental collapse and war. These actions could include a foreign government's imposing a heavy tax on a company, withholding the company's payment of interest or dividends, seizing assets of a company, taking over a company, limiting currency convertibility or barring the fund's withdrawal of assets from the country. As a general matter, risk of loss is typically higher for issuers in emerging markets located in less developed or developing countries.

Additionally, investing in foreign stocks involves risks resulting from the reduced availability of public information concerning issuers and the fact that foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. Further, the volume of securities transactions effected on foreign markets in most cases remains considerably below that of the U.S. markets. Accordingly, the fund's foreign investments may be less liquid, and their prices may be more volatile, than comparable investments in securities of U.S. issuers. Foreign brokerage commissions and custodian fees are generally higher than in the U.S.

How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund. The information shows: (a) changes in the performance of the fund's Standard Class from year to year; and
(b) how the average annual returns of the fund's Standard Class for one year, five year and ten year periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected, the returns shown would be lower.
[GRAPHIC OMITTED]

[CHART]
Annual Total Returns
1997                 1998     1999     2000      2001      2002      2003     2004    2005    2006
25.28%               37.95%   45.45%   -15.85%   -25.88%   -26.96%   32.45%   5.28%   4.20%   9.67%

During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 1998 at: 28.83%.

The fund's lowest return for a quarter occurred in the third quarter of 2001 at: (25.94)%.

Average Annual Total Returns

                                For periods ended 12/31/06
                               ----------------------------
                                1 year   5 years   10 years
                               -------- --------- ---------
   Capital Appreciation Fund   9.67%    3.08%     6.20%
  Russell 1000 Growth Index*   9.07%    2.69%     5.44%

* The Russell 1000 Growth Index measures the performance of those companies in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 companies consist of the 1,000 largest U.S. companies based on total market capitalization.

The fund primarily invests in large-sized growth companies. Accordingly, the fund's performance can be compared to the performance of the Russell 1000 Growth Index.

JCA-2

Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.

Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                             N/A
 Deferred Sales Charge (Load)                                                         N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                          N/A
 Redemption Fee                                                                       N/A
 Exchange Fee                                                                         N/A
 Account Maintenance Fee                                                              N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                        0.75%
 Distribution and/or Service (12b-1) fees                                            None
 Other Expenses1                                                                       0.09%
 Annual Fund Operating Expenses                                                        0.84%
 Less Fee Waiver and Expense Reimbursements2                                          (0.14%)
 Net Expenses                                                                          0.70%

1 The fees and expenses shown in the table have been restated to reflect a change in the fee structure of the administration agreement, which may result in higher administration fees being charged to the fund. In addition, the fees and expenses have been adjusted to reflect a change in expense allocation methodology. Effective January 1, 2007, expenses common to all funds of the Trust will be allocated to each fund based on their relative average net assets.

2 The adviser has contractually agreed to waive a portion of its advisory fee through April 30. 2008. The waiver amount is: 0.15% on the first $100,000,000 of average daily net assets of the fund; 0.10% of the next $150,000,000 of average daily net assets of the fund; 0.15% on the next $250,000,000 of average daily net assets of the fund; 0.10% on the next $250,000,000 of average daily net assets of the fund; 0.15% on the next $750,000,000 of average daily nets assets of the fund; and 0.20% excess of $1.5 billion of average daily net assets of the fund. The waiver will renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example reflects the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for the years two through ten. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

 1 year   3 years   5 years   10 years
-------- --------- --------- ---------
   $72      $254      $452    $1,024

                                                                           JCA-3

                      [THIS PAGE INTENTIONALLY LEFT BLANK]


Fund Overview-LVIP Mondrian International Value Fund
What are the fund's goals and main investment strategies?
The investment objective of the LVIP Mondrian International Value Fund (fund), formerly the International Fund, is long-term capital appreciation as measured by the change in the value of fund shares over a period of three years or longer.

The fund pursues its objective by investing primarily in foreign equity securities (principally foreign stocks). Foreign equity securities are securities of companies organized, or having a majority of their assets, or earning a majority of their operating income, outside of the United States. Foreign equity securities may trade on U.S. or foreign markets. The fund also holds some foreign equity securities of companies in developing and less developed foreign countries (emerging markets). An emerging market country is generally considered to be one that is in the initial stages of its industrialization cycle and has a low per capita gross national product. The fund may buy foreign stocks directly or indirectly using, among other instruments, depositary receipts. When evaluating the fund's performance, the MSCI EAFE Index is used as the benchmark. As of December 31, 2006, the smallest company in the index had a market cap of $235.0 million and the largest company in the index had a market cap of $219.4 billion.

Under normal circumstances, the fund invests at least 65% of its total assets in the foreign equity securities of companies located in at least five different countries. For this purpose, a company is "located" in that country where its equity securities principally trade.

The fund also holds some investments in fixed-income securities (debt obligations) denominated in foreign currencies. As a general matter, the fund only invests in foreign debt obligations when the fund believes that they offer better long-term potential returns with less risk than investments in foreign equity securities.

The fund selects individual foreign stocks using a value style of investment, which means that the fund attempts to invest in stocks believed to be undervalued. The fund's value-oriented approach places emphasis on identifying well-managed companies that are undervalued in terms of such factors as assets, earnings, dividends and growth potential. Dividend yield plays a central role in this selection process. (Dividend yield is the dollar amount of the dividend paid on one share of stock divided by the market price of one share of that stock.) When selecting individual foreign stocks, the fund also considers whether the future dividends on that stock are expected to increase faster than, slower than, or in-line with the level of inflation. The fund looks at future anticipated dividends and discounts the value of those dividends back to what they would be worth if they were being paid today. The fund uses this technique to attempt to compare the value of different investments. The fund selects individual foreign stocks from among those offering attractive potential returns. When assessing the potential return from stocks of companies in emerging markets, the fund also considers the additional risks associated with investing in these types of stocks.

The fund also invests in debt obligations issued by non-U.S. issuers, including foreign companies and foreign governments and their national, regional and local agencies and instrumentalities. The fund primarily invests in high-grade debt obligations. High-grade debt obligations are debt obligations rated at the time of purchase in the top three credit rating categories of a nationally recognized statistical rating organization, or, if unrated, are judged by the fund to be of comparable quality. See the Statement of Additional Information
(SAI) for a description of the credit rating categories of two of these entities: Moody's Investors Service, Inc. and Standard and Poor's Corp. The fund also uses a value style of investment when selecting debt obligations, except that the fund analyzes expected future interest payments rather than dividends to determine what the fund considers to be a fair price for the debt obligation.

When selecting investments, the fund considers the value of foreign currencies. To analyze foreign currencies, the fund attempts to identify the amount of goods and services that a dollar will buy in the United States and compare that to the amount of foreign currency required to buy the same amount of goods and services in another country. Eventually, currencies should trade at levels that should make it possible for the dollar to buy the same amount of goods and services overseas as in the United States. When the dollar buys less, the foreign currency may be considered to be overvalued. When the dollar buys more, the currency may be considered to be undervalued. Securities available in an undervalued currency may offer greater potential return, and may be an attractive investment for the fund.

When selecting investments, the fund also considers such factors as the economic and political conditions in different areas of the world, the growth potential of the different non-U.S. securities markets, and the availability of attractively priced securities within the respective foreign securities markets.

The funds also may enter into forward foreign currency exchange contracts (forward contracts) to buy or sell foreign currencies. A forward contract permits the contract holder to lock in a currency exchange rate as of a future date, to minimize the risk of currency fluctuation when the time comes to convert from one currency to another. The fund may use forward contracts for hedging purposes to attempt (a) to protect the value of the fund's current securities holdings or (b) to "lock in" the price of a security the fund has agreed to purchase or sell. The fund will not use forward contracts for speculative purposes.

The fund's use of forward contracts will not eliminate fluctuations in the underlying prices of the securities which the fund holds or intends to purchase. Additionally, while using forward contracts tends to minimize the risk of loss from a decline in the value of the


                                                                           MIV-1


currency that is the subject of the contract, using forward contracts also tends to limit any potential gain that might result from the increase in value of such currency.

The fund does not intend to engage in active and frequent trading of its portfolio securities in order to achieve its investment objective. Market conditions, however, could result in a greater degree of market activity and a higher portfolio turnover rate. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with high portfolio turnover may adversely affect the fund's performance. The fund's portfolio turnover rate was 14% in 2006.

The fund may also use other investment strategies, to a lesser degree, to pursue its investment objective. The fund's SAI describes these other investment strategies and the risks involved.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

Lincoln Investment Advisors Corporation (LIA) serves as the investment adviser to the fund. Day-to-day management of the fund's securities investments has been sub-advised to Mondrian Investment Partners Limited. For more information regarding the investment adviser and sub-adviser, please refer to the General Prospectus Disclosure.

What are the main risks of investing in the fund?

Investing in stocks and other securities involves the risk that the value of the securities purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's investments and, therefore, the value of the fund's shares held under your contract to fluctuate.

Investing in foreign equity securities and debt obligations involves additional risks not present when investing in U.S. securities. Foreign currency fluctuations or economic or financial instability could cause the value of the fund's investments and, therefore, the value of the fund's shares to fluctuate, and you could lose money.

Investing in foreign securities also involves the risk of loss from foreign government or political actions. These actions could range from changes in tax or trade statutes to governmental collapse and war. These actions could include a foreign government's imposing a heavy tax on a company, withholding the company's payment of interest or dividends, seizing assets of a company, taking over a company, barring the fund's withdrawal of assets from the country, and limiting the convertibility of a currency. As a general matter, risk of loss is typically higher for issuers located in emerging markets.

Additionally, investing in foreign securities involves risks resulting from the reduced availability of public information concerning issuers and the fact that foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. Further, the volume of securities transactions effected on foreign markets in most cases remains considerably below that of the U.S. markets. Accordingly, the fund's foreign investments may be less liquid, and their prices may be more volatile, than comparable investments in securities of U.S. issuers. Foreign brokerage commissions and custodian fees are generally higher than in the U.S.

Investing in foreign debt obligations also involves interest rate risk and credit risk.

Interest rate risk is the risk that the value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with changes in interest rates. As a general matter, the value of debt obligations will fluctuate with changes in interest rates. These fluctuations can be greater for debt obligations with longer maturities. When interest rates rise, debt obligations decline in value, and when interest rates fall, debt obligations increase in value. Accordingly, during periods when interest rates are fluctuating, you could lose money investing in the fund.

Credit risk is the risk that the issuer of the debt obligation will be unable to make interest or principal payments on time. A debt obligations' credit rating reflects the rating organization's view of the credit risk associated with that debt obligation. Higher-rated debt obligations generally involve lower credit risks than lower-rated debt obligations. The value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with the changes in the credit ratings of the debt obligations held. Generally, a decrease in an issuer's credit rating will cause the value of that issuer's outstanding debt obligations to fall. If debt obligations held by the fund are assigned a lower credit rating, the value of these debt obligations and, therefore, the value of the fund's shares could fall, and you could lose money.

Finally, the fund may have greater difficulty obtaining or enforcing a judgment against the issuers of foreign debt obligations than it would against U.S. issuers in the event of a default.

The fund's use of forward contracts involves additional transaction costs and risks, and may result in losses. The fund's successful use of forward contracts is dependent on the fund's ability to correctly predict future movements in interest rates and in the foreign currency markets. Correctly predicting such movements is a difficult task. Further, the value of forward contracts are subject to many of the same risks described above in connection with an investment in foreign securities, including risk of loss from foreign government or political actions.


MIV-2


How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund. The information shows: (a) changes in the performance of the fund's Standard Class from year to year; and
(b) how the average annual returns of the fund's Standard Class for one year, five year and ten year periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected, the returns shown would be lower.

[GRAPHIC OMITTED]




[CHART]
Annual Total Returns
1997                 1998     1999     2000    2001     2002      2003     2004     2005     2006
6.00%                14.66%   17.20%   0.11%   -9.96%   -10.78%   41.62%   20.94%   12.54%   30.01%




During the periods shown in the above chart, the fund's highest return for a quarter occurred in the second quarter of 2003 at: 22.76%.

The fund's lowest return for a quarter occurred in the third quarter of 2002 at: (19.86)%.

Average Annual Total Return




                                            For periods ended 12/31/06
                                           ----------------------------
                                            1 year   5 years   10 years
                                           -------- --------- ---------
  LVIP Mondrian International Value Fund   30.01%   17.46%      11.12%
                        MSCI EAFE Index*   26.86%   15.43%       8.06%



* The Morgan Stanley Capital International (MSCI) EAFE Index is a market capitalization weighted index composed of companies representative of the market structure of developed market countries in Europe, Australasia and the Far East.

Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.



Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                            N/A
 Deferred Sales Charge (Load)                                                        N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                         N/A
 Redemption Fee                                                                      N/A
 Exchange Fee                                                                        N/A
 Account Maintenance Fee                                                             N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                       0.71%
 Distribution and/or Service (12b-1) fees                                            None
 Other Expenses1                                                                      0.14%
 Annual Fund Operating Expenses                                                       0.85%



1 The fees and expenses shown in the table have been restated to reflect a change in the fee structure of the administration agreement, which may result in higher administration fees being charged to the fund. In addition, the fees and expenses have been restated to reflect a change in the expense allocation methodology. Effective January 1, 2007, expenses common to all funds of the Trust will be allocated to each fund based on their relative average net assets.



                                                                           MIV-3


The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.



 1 year   3 years   5 years   10 years
-------- --------- --------- ---------
   $87      $271      $471    $1,049



MIV-4


Fund Overview-LVIP Money Market Fund
What are the fund's goals and main investment strategies?
The investment objective of the LVIP Money Market Fund (fund), formerly the Money Market Fund, is to maximize current income while (i) maintaining a stable value of your shares (providing stability of net asset value) and (ii) preserving the value of your initial investment (preservation of capital). The fund pursues this objective by investing in a diverse group of high-quality short-term money market instruments that mature or can be put back to the issuer within 397 days from the date of purchase or the date of reset. These instruments include:
  o obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities;
  o certificates of deposit and other obligations of both U.S. and foreign banks that have assets of at least one billion dollars; and
  o commercial paper and other debt obligations of U.S. corporations, including loan participation certificates.

When selecting money market securities, the fund considers the Federal Reserve Board's current monetary policies and, for comparative purposes, the current yields and maturities of various other types of short-term debt instruments. The fund then selects individual securities based on the attractiveness of their yield and length of maturity. The fund maintains a cumulative average portfolio maturity of no greater than 90 days. When evaluating the fund's performance, the Citigroup 90-day T-Bill Index is used as the benchmark.

The fund follows an investment policy of purchasing money market securities rated in one of the top two credit rating categories of Moody's Investor Service, Inc. and Standard & Poor's Corp. See the SAI for a description of the credit rating categories of these two entities.

Lincoln Investment Advisors Corporation (LIA) serves as the investment advisor to the fund. Day-to-day management of the fund's securities investments has been sub-advised to Delaware Management Company (DMC), a series of Delaware Management Business Trust. For more information regarding the investment advisor and sub-adviser, please refer to the General Prospectus Disclosure.

What are the main risks of investing in the fund?

Securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of, nor are they guaranteed by, the U.S. Treasury. Certain securities issued by agencies and instrumentalities of the U.S. Government are backed by the full faith and credit of the U.S. Government, such as securities issued by GNMA. Others are not insured or guaranteed by the U.S. Government and may be supported only by the issuer's right to borrow from the U.S. Treasury, subject to certain limits, such as securities issued by Federal Home Loan Banks, or by the credit of the issuing agency and the discretionary authority of the U.S. Government to purchase certain obligations, such as Federal National Mortgage Association, or only by the credit of the issuing agency, such as Federal Farm Credit Banks.

Investments in foreign banks and overseas branches of U.S. banks may be subject to less stringent regulations and different risks than U.S. domestic banks.

                                                                            MM-1

How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund. The information shows: (a) changes in the performance of the fund's Standard Class from year to year; and
(b) how the average annual returns of the fund's Standard Class for one year, five year and ten year periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected, the returns shown would be lower.

[GRAPHIC OMITTED]

[CHART]
Annual Total Returns
1997                 1998    1999    2000    2001    2002    2003    2004    2005    2006
5.14%                5.12%   4.74%   6.06%   4.06%   1.36%   0.68%   0.88%   2.79%   4.68%

During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 2000 at: 1.76%.

The fund's lowest return for a quarter occurred in the third quarter of 2003 at: 0.14%.

The fund's 7-day yield ending December 31, 2006 was 4.94%.

Average Annual Total Return

                                    For periods ended 12/31/06
                                   ----------------------------
                                    1 year   5 years   10 years
                                   -------- --------- ---------
                MoneyMarket Fund   4.68%    2.07%     3.53%
  Citigroup 90 day T-Bill Index*   4.76%    2.35%     3.67%

* Citigroup 90 day Treasury Bill (T-Bill) Index is a widely recognized unmanaged index of short-term securities.

Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.

Shareholder Fees(fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                           N/A
 Deferred Sales Charge (Load)                                                       N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                        N/A
 Redemption Fee                                                                     N/A
 Exchange Fee                                                                       N/A
 Account Maintenance Fee                                                            N/A
Annual Fund Operating Expenses(expenses that are deducted from fund assets)
 Management Fee                                                                      0.42%
 Distribution and/or Service (12b-1) fees                                           None
 Other Expenses1                                                                     0.08%
 Annual Fund Operating Expenses                                                      0.50%

1 The fees and expenses shown in the table have been restated to reflect a change in the fee structure of the administration agreement, which may result in higher administration fees being charged to the fund. In addition, the fees and expenses have been restated to reflect a change in expense allocation methodology. Effective January 1, 2007, expenses common to all funds of the Trust will be allocated to each fund based on their relative average net assets.

MM-2

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

 1 year   3 years   5 years   10 years
-------- --------- --------- ---------
   $51      $160      $280      $628

                                                                            MM-3

                      [THIS PAGE INTENTIONALLY LEFT BLANK]


Fund Overview -
LVIP T. Rowe Price Structured Mid-Cap Growth Fund

What are the fund's goals and main investment strategies?

The investment objective of the LVIP T. Rowe Price Structured Mid-Cap Growth Fund (fund), formerly the Aggressive Growth Fund, is to maximize the value of your shares (capital appreciation).


The fund pursues its objective by investing in a diversified group of domestic stocks primarily of small and medium-sized companies: companies traded on U.S. securities markets with market capitalizations, at the time of purchase, equivalent to those of companies included in the Russell Midcap Growth Index or the S&P MidCap 400 Index. When evaluating the fund's performance, the Russell Midcap Growth Index is used as the benchmark.


The Russell Midcap Growth Index is an unmanaged index of common stocks of companies with greater-than-average growth orientation. The Russell Midcap companies consist of the 800 smallest companies in the Russell 1000 Index. The S&P MidCap 400 Index covers approximately 7% of the domestic equities market and is the most widely used index for mid-sized companies. A company's market capitalization is calculated by multiplying the total number of shares of its common stock outstanding by the market price of the stock. The market capitalization range of the Russell Midcap Growth Index was $1.3 billion to $20.7 billion as of February 28, 2007 while the range of the S&P MidCap 400 Index was $500.0 million to $10.6 billion as of December 31, 2006.


The fund has the flexibility to purchase some larger and smaller companies that have qualities consistent with its core characteristics. It may on occasion purchase a stock whose market capitalization is outside of the range of mid-cap companies. The market cap of companies in the fund's portfolio, the Russell Midcap Growth Index and the S&P MidCap 400 Index will change over time, and the fund will not automatically sell or cease to purchase a stock of a company it already owns because the company's market capitalization grows or falls outside of the index ranges.


Stock selection is based on a combination of fundamental, bottom-up analysis and top-down quantitative strategies in an effort to identify companies with superior long-term appreciation prospects. The companies sought typically have one or more of the following:

  o a demonstrated ability to consistently increase revenues, earnings, and cash flow;
  o capable management;
  o attractive business niches; and
  o a sustainable competitive advantage.

When selecting investments, valuation measures, such as a company's price/earnings (P/E) ratio relative to the market and its own growth rate are also considered. Holdings of high-yielding stocks will typically be limited, but the payment of dividends - even above-average dividends - does not disqualify a stock from consideration. Most holdings are expected to have relatively low dividend yields.

In pursuing its investment objective, the fund's management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the fund's management believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities. These holdings may comprise more than 5% of the total fund holdings.

The fund also uses other investment strategies, to a lesser degree, to pursue its investment objective. While most assets will be invested in U.S. common stocks, other securities may also be purchased, including foreign stocks, futures, options and exchange traded funds, in keeping with fund objectives. The fund's Statement of Additional Information (SAI) describes these other investment strategies and the risks involved.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.


The fund does not intend to engage in active and frequent trading of its portfolio securities in order to achieve its investment objective. Market conditions, however, could result in a greater degree of market activity and a higher portfolio turnover rate. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with high portfolio turnover may adversely affect the fund's performance. The fund's portfolio turnover rate was 41% in 2006.

Lincoln Investment Advisors Corporation (LIA) serves as the investment adviser to the fund. Day-to-day management of the fund's securities investments has been sub-advised to T. Rowe Price Associates, Inc. For more information regarding the investment adviser and sub-adviser, please refer to the General Prospectus Disclosure.


                                                                       TRPSMCG-1

What are the main risks of investing in the fund?

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money.

Investing in stocks of smaller and medium-sized, less mature, lesser-known companies involves greater risks than those normally associated with larger, more mature, well-known companies. The fund runs a risk of increased and more rapid fluctuations in the value of its stock investments. This is due to the greater business risks of small size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small and medium capitalization stocks and stocks of recently organized companies have fluctuated more than the larger capitalization stocks included in the S&P 500. One reason is that smaller and medium-sized companies have less certain prospects for growth, a lower degree of liquidity in the markets for their stocks, and greater sensitivity to changing economic conditions.

Prices of small and medium-sized company stocks may fluctuate independently of larger company stock prices. Small and medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many independent factors lead to this result, such as the current and anticipated global economic environment and current and anticipated direction of interest rates in the United States, for example. Slower economic conditions or increasing interest rates may have been reasons historically for declining values in small and medium capitalization companies. The stock of companies with small and medium stock market capitalizations may trade less frequently and in limited volume. Therefore, you should expect that the net asset value of the fund's shares may fluctuate more than broad stock market indices such as the S&P 500, and may fluctuate independently from those indices.

In addition, growth stocks can be volatile for several reasons. Since they usually reinvest a high proportion of earnings in their own businesses, they may lack the dividends usually associated with value stocks that can cushion their decline in a falling market. Also, since investors buy these stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines.

How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund. The information shows: (a) changes in the performance of the fund's Standard Class from year to year; and
(b) how the average annual returns of the fund's Standard Class for one year, five year and ten year periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected, the returns shown would be lower.
[GRAPHIC OMITTED]






[CHART]
Annual Total Returns
1997                 1998     1999     2000     2001      2002      2003     2004     2005    2006
23.09%               -6.20%   42.43%   -2.69%   -33.29%   -30.22%   32.62%   13.66%   9.81%   9.28%








During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 1999 at: 41.99%.


The fund's lowest return for a quarter occurred in the third quarter of 2001 at: (32.51)%.

TRPSMCG-2

Average Annual Total Return


                                                        For periods ended 12/31/06
                                                      ------------------------------
                                                        1 year    5 years   10 years
                                                      ---------- --------- ---------
  LVIP T. Rowe Price Structured Mid-Cap Growth Fund       9.28%  4.77%     3.03%
                       Russell Midcap Growth Index*      10.66%  8.22%     8.62%


* The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap companies consist of the 800 smallest companies in the Russell 1000 Index, which represent approximately 24% of the total market capitalization of the Russell 1000 Index.

The fund pursues its investment objective by investing primarily in companies with market capitalizations, at the time of purchase, equivalent to those of companies included in the Russell Midcap Growth Index and the S&P Midcap 400 Index. Accordingly, the table above compares the performance of the fund to that of the Russell Midcap Growth Index.

Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.


Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                            N/A
 Deferred Sales Charge (Load)                                                        N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                         N/A
 Redemption Fee                                                                      N/A
 Exchange Fee                                                                        N/A
 Account Maintenance Fee                                                             N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                       0.73%
 Distribution and/or Service (12b-1) fees                                            None
 Other Expenses1                                                                      0.12%
 Annual Fund Operating Expenses                                                       0.85%



1 The fees and expenses shown in the table have been restated to reflect a change in the fee structure of the administration agreement, which may result in higher administration fees being charged to the fund. In addition, the fees and expenses have been restated to reflect a change in expense allocation methodology. Effective January 1, 2007, expenses common to all funds of the Trust will be allocated to each fund based on their relative average net assets.

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.



 1 year   3 years   5 years   10 years
-------- --------- --------- ---------
   $87      $271      $471    $1,049


----

                                                                       TRPSMCG-3

                      [THIS PAGE INTENTIONALLY LEFT BLANK]


Fund Overview-LVIP UBS Global Asset Allocation Fund

What are the fund's goals and main investment strategies?

The investment objective of the LVIP UBS Global Asset Allocation Fund (fund), formerly the Global Asset Allocation Fund, is long-term total return (capital appreciation plus current income) consistent with preservation of capital.


The fund pursues its objective by investing in equity (stocks) and fixed income securities (debt obligations) of issuers located within and outside the U.S. Under normal circumstances, the fund will allocate its assets between equity and fixed income securities.

The fund is a multi-asset fund and invests in each of the major asset classes based upon the assessment of prevailing market conditions in the U.S. and abroad:
  o U.S. equities;
  o international equities (including emerging markets);
  o U.S. fixed income; and
  o international fixed income (including emerging markets).


The sub-adviser uses analyses of critically important global economic and market factors to help decide how much will be invested in each of the asset classes and which specific types of securities will be bought or sold within each asset class. The fund's risk is carefully monitored with consideration given to the risk generated by individual positions, sector, country and currency views.

When evaluating the fund's performance, the Global Securities Markets Index
(GSMI) is used as the benchmark. The GSMI is an unmanaged index compiled by UBS Global AM, the fund's sub-adviser. The GSMI is constructed as follows: 40% Russell 3000 Index; 22% MSCI World Ex USA (Free) Index; 21% Citigroup U.S. Broad Investment Grade Bond Index; 9% Citigroup Non-U.S. World Government Bond Index; 3% Merrill Lynch U.S. High Yield Cash Pay Constrained Index; 3% MSCI Emerging Markets (Free) Index; and 2% JP Morgan EMBI Global.


Equity Asset Class


Within the equity portion of the fund, the sub-adviser selects securities whose fundamental values it believes are greater than their market prices. In this context, the fundamental value of a given security is the fund's assessment of what a security is worth. The sub-adviser bases its estimates of value upon economic, industry and company analysis, as well as upon a company's management team, competitive advantage and core competencies. The fund then compares its assessment of a security's value against the prevailing market prices, with the aim of constructing a portfolio of stocks with attractive relative price/value characteristics.

For each security under analysis, the fundamental value estimate is compared to the company's current market price to ascertain whether a valuation anomaly exists. A stock with a market price below the estimated intrinsic or fundamental value would be considered a candidate for inclusion in the fund. The comparison between price and intrinsic or fundamental value allows comparisons across industries and countries.

While the sub-adviser's investment decisions with respect to the equity portion of the fund are based primarily on price/value discrepancies as identified by its fundamental valuation process, under certain circumstances the sub-adviser may utilize growth-oriented strategies within the U.S. equity asset class for a portion of the allocation to manage risk exposures; but only after subjecting such strategies to a rigorous due diligence process to judge their suitability for the fund.

To invest in growth equities; the subadviser will seek to invest in companies that possess a dominant market position and franchise, a major technological edge or a unique competitive advantage; in part by using a proprietary quantitative screening system that ranks stocks using a series of growth, valuation and momentum metrics.


Investment in equity securities may include common stock and preferred stock. The fund may invest in certain asset classes by investing in other open-end investment companies, including investment companies advised by the sub-adviser, to the extent permitted by applicable law. The fund does not pay fees in connection with its investment in the investment companies advised by the sub-adviser, but may pay expenses associated with such investments.

Fixed Income Asset Class


In selecting fixed income securities, the sub-adviser uses an internally developed valuation model that quantifies return expectations for all major bond markets, domestic and foreign. The model employs a qualitative credit review process that assesses the ways in which macroeconomic forces (such as inflation, risk premiums and interest rates) may affect industry trends. Against the output of this model, the sub-adviser considers the viability of specific debt securities compared to certain qualitative factors, such as management strength, market position, competitive environment and financial flexibility, as well as certain quantitative factors, such as historical operating results, calculation of credit ratios, and expected future outlook. These securities will have an initial maturity of more than one year and will generally be of investment-grade quality and possess a minimum rating of BBB by S&P or Baa by Moody's, or


                                                                          UGAA-1


if unrated, determined to be of comparable quality by the sub-adviser. The fund may invest in both investment grade and high yield (lower-rated) securities.

The sub-adviser's fixed income strategy combines judgments about the absolute value of the fixed income universe and the relative value of issuer sectors, maturity intervals, duration of securities, quality and coupon segments and specific circumstances facing the issuers of fixed income securities. Duration measures a fixed income security's price sensitivity to interest rates by indicating the approximate change in a fixed income security's price if interest rates move up or down in one percent (1%) increments. Duration management involves adjusting the sensitivity to interest rates of the holdings within a country. The sub-adviser manages duration by choosing a maturity mix that provides opportunity for appreciation while also limiting interest rate risks.


Investments in fixed income securities may include debt securities of governments throughout the world (including the U.S.), their agencies and instrumentalities, debt securities of corporations, mortgage-backed securities and asset-backed securities.


The sub-adviser may invest in cash or cash equivalent instruments, including shares of an affiliated investment company. When market conditions warrant, the fund may make substantial temporary defensive investments in cash equivalents, which may affect the fund's ability to pursue its investment objective.


Securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of, nor are they guaranteed by, the U.S. Treasury. Certain securities issued by agencies and instrumentalities of the U.S. Government are backed by the full faith and credit of the U.S. Government, such as securities issued by GNMA. Others are not insured or guaranteed by the U.S. Government and may be supported only by the issuer's right to borrow from the U.S. Treasury, subject to certain limits, such as securities issued by Federal Home Loan Banks, or by the credit of the issuing agency and the discretionary authority of the U.S. Government to purchase certain obligations, such as Federal National Mortgage Association, or only by the credit of the issuing agency, such as Federal Farm Credit Banks.

Portfolio Turnover and Other Information


The portfolio turnover rate for the fund may exceed 100%, and in some years, 200%. For example, the fund would have a portfolio turnover rate of 100% if the fund replaced all of its investments in one year. Market conditions could also result in a greater or lesser degree of market activity and a higher or lower portfolio turnover rate. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with portfolio turnover may adversely affect the fund's performance. The fund's portfolio turnover rate was 78% in 2006.


Under normal market conditions, the fund expects the range of strategy to be based upon the GSMI. In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.


In addition, the fund attempts to generate positive returns through sophisticated currency management techniques. These decisions are integrated with analysis of global market and economic conditions. The fund may (but is not required to) use forward currency contracts, options, futures, swaps and other derivatives as part of its investment strategy or to help manage portfolio risks.

Lincoln Investment Advisors Corporation (LIA) serves as the investment advisor to the fund. Day-to-day management of the fund's securities investments has been sub-advised to UBS Global Asset Management (Americas) Inc. (UBS Global
AM). For more information regarding the investment adviser and sub-adviser, please refer to the General Prospectus Disclosure.


What are the main risks of investing in the fund

The fund's investment strategy is to vary the amount invested among the asset classes of securities. Therefore, the value of the fund's shares held under your contract depends on:
  o the performance of each asset class and sub-class (where applicable); and
  o the amount of the fund's total assets invested in each asset class and sub-class (where applicable).

Accordingly, the value of the fund's shares may be negatively affected if:
  o the securities in one of the fund's asset classes or sub-classes do not perform as well as securities in the other asset classes or sub-class;
  o the fund invests large amounts in an asset class or sub-class that does not perform as well as the other asset classes or sub-class and
  o when selecting asset classes and sub-classes of investment, poor timing causes the fund to suffer losses or miss gains generated in a specific asset class or sub-class.

Asset allocation risk is the risk that the fund may allocate assets to an asset class that underperforms other asset classes. For example, the fund may be overweighted in equity securities when the stock market is falling and the fixed income market is rising.

UGAA-2

Additionally, each asset class of investment involves specific risks. As a general matter, the stock asset class involves more risk than the fixed income asset class. Because the fund normally invests amounts in both asset classes, the overall risk generally of the fund is lower than that of a fund that invests only in stocks.

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares to fluctuate, and you could lose money.

Further, investing in stocks of small and medium-sized, less mature, lesser-known companies involves greater risks than those normally associated with larger, more mature, well-known companies. The fund runs a risk of increased and more rapid fluctuations in the value of its stock investments. This is due to the greater business risks of small size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small and medium capitalization stocks and stocks of recently organized companies have fluctuated more than the larger capitalization stocks included in the S&P 500. One reason is that small and medium-sized companies have less certain prospects for growth, a lower degree of liquidity in the markets for their stocks, and greater sensitivity to changing economic conditions.

Investing in debt obligations primarily involves interest rate risk and credit risk.

Interest rate risk is the risk that the value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with changes in interest rates. As a general matter, the value of debt obligations will fluctuate with changes in interest rates. These fluctuations can be greater for debt obligations with longer maturities and for higher quality debt obligations. When interest rates rise, debt obligations decline in value, and when interest rates fall, debt obligations increase in value. Accordingly, during periods when interest rates are fluctuating, you could lose money investing in the fund.

Credit risk is the risk that the issuer of the debt obligation will be unable to make interest or principal payments on time. A debt obligation's credit rating reflects the credit risk associated with that debt obligation. Higher-rated debt obligations involve lower credit risks than lower-rated debt obligations. Generally, credit risk is higher for corporate and foreign government debt obligations than for U.S. government securities, and higher still for debt rated below investment grade (junk bonds). The value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with the changes in the credit ratings of the debt obligations held. Generally, a decrease in an issuer's credit rating will cause the value of that issuer's outstanding debt obligations to fall. The issuer may also have increased interest payments, as issuers with lower credit ratings generally have to pay higher interest rates to borrow money. As a result, the issuer's future earnings and profitability could also be negatively affected. This could further increase the credit risks associated with that debt obligation.

If debt obligations held by the fund are assigned a lower credit rating, the value of these debt obligations and, therefore, the value of the fund's shares could fall, and you could lose money. Because the fund also invests in medium-grade U.S. fixed-income and international debt obligations, the fund involves more risk than that normally associated with a bond fund that only invests in high-quality corporate bonds. Additionally, because a small percentage of the debt obligations held by the fund are junk bonds issued by U.S. and foreign issuers, investing in the fund also involves additional risks. These bonds are often considered speculative and involve significantly higher credit risk. These bonds are also more likely to experience significant fluctuation in value due to changes in the issuer's credit rating. The value of these bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates.

Further, the amount of current income generated by the fund depends on the types of debt obligations held and changes in current interest rates. During extended periods of falling interest rates, the fund will earn reduced income on new investments, and the fund's income distributions could be lower. Conversely, during extended periods of rising interest rates, the fund will earn increased income on new investments, and the fund's income distributions could be higher. As discussed above, however, the value of the debt obligations held by the fund are also affected by changes in interest rates. Accordingly, while periods of rising interest rates could produce increased income distributions, the value of the fund's shares could also fall during such periods.

Investing in money market securities involves the risk that the amount of income generated by the money market securities will vary with fluctuations in short-term interest rates. In general, you should expect that (1) as short-term interest rates fall, the level of income generated by the money market securities will also fall and (2) similarly, as short term interest rates rise, the level income generated by the money market securities will also rise. The money market category attempts to keep the value of the fund's money market portfolio stable. However, the value of the portfolio is neither insured nor guaranteed by the U.S. Government. The fund's money market securities, however, are considered to be a relatively low risk investments, because the fund only purchases high quality short-term money market securities, and the fund's average portfolio maturity for the money market category is no greater than 90 days.

Finally, investing in international and emerging markets securities, whether stocks, debt obligations, or money market securities, involves additional risks. Foreign currency fluctuations or economic or financial instability could cause the value of the fund's investments and, therefore, the value of the fund's shares to fluctuate, and you could lose money.

Investing in the securities of issuers with significant operations outside the U.S., including foreign governments and their agencies, also involves the risk of loss from foreign government or political actions. These actions could range from changes in tax or trade

                                                                          UGAA-3

statutes to governmental collapse and war. These actions could include a foreign government's imposing a heavy tax on a company, withholding the company's payment of interest or dividends, seizing assets of a company, taking over a company, limiting currency convertibility, or barring the fund's withdrawal of assets from the country. As a general matter, risk of loss is typically higher for issuers in emerging markets located in less developed or developing countries.

Investing in foreign issuers also involves risks resulting from the reduced availability of public information concerning issuers and the fact that foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. The value of investments in foreign securities may go down because of unfavorable foreign government actions, or political instability. Also, a decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities denominated in those currencies. Further, the volume of securities transactions effected on foreign markets in most cases remains appreciably below that of the U.S. markets. Accordingly, the fund's foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. issuers. Each of these risks is more severe for securities of issuers in emerging market countries.

Derivative transactions involve special risks and may result in losses. The prices of derivative transactions may move in unexpected ways, especially in unusual market conditions. Some derivative transactions are "leveraged" and therefore may magnify or otherwise increase investment losses. Other risks arise from the potential inability to terminate or sell positions in derivative transactions. A liquid secondary market may not always exist for the fund's positions in derivative transactions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations.

How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund. The information shows: (a) changes in the performance of the fund's Standard Class from year to year; and
(b) how the average annual returns of the fund's Standard Class for one year, five year and ten year periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected, the returns shown would be lower.
[GRAPHIC OMITTED]






[CHART]
Annual Total Returns
1997                 1998     1999     2000     2001     2002      2003     2004     2005    2006
19.47%               13.50%   11.33%   -5.44%   -7.88%   -11.89%   20.40%   13.54%   6.80%   14.51%








During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 1998 at: 14.17%.


The fund's lowest return for a quarter occurred in the third quarter of 2002 at: (11.97)%.

UGAA-4

Average Annual Total Return


                                   For periods ended 12/31/06
                                 ------------------------------
                                   1 year    5 years   10 years
                                 ---------- --------- ---------
  Global Asset Allocation Fund      14.51%     8.06%     6.84%
           Russell 3000 Index*      15.72%     7.17%     8.64%
            MSCI World Index**      26.86%    15.43%     8.06%
       Citigroup WGBI Index***       6.12%     8.41%     5.24%
                      GSMI****      14.93%     9.95%     8.07%


* The Russell 3000 Index represents a broad U.S. equities universe representing approximately 98% of the market. It is designed to provide a representative indication of the capitalization and return for the U.S. equity market. The Index does not reflect the deduction of fees, expenses or taxes. It was added as a basis of comparison for the fund because it was viewed as being widely recognized and used in the area of global asset allocation.

** The MSCI World Index is a broad-based securities index that represents the U.S. and developed international equity markets in terms of capitalization and performance. It is designed to provide a representative total return for all major stock exchanges located inside and outside the United States. The Index does not reflect the deduction of fees, expenses or taxes. It was added as a basis of comparison for the fund because it was viewed as being widely recognized and used in the area of global asset allocation.

*** The Citigroup World Government Bond Index (WGBI) represents the broad global fixed income markets and includes debt issues of U.S. and most developed international governments, governmental entities and supranationals. The Index does not reflect the deduction of fees, expenses or taxes. It was added as a basis of comparison for the fund because it was viewed as being widely recognized and used in the area of global asset allocation.


**** The Global Securities Markets Index (GSMI) is an unmanaged index compiled by UBS Global AM, the fund's sub-adviser. The GSMI is constructed as follows: 40% Russell 3000 Index; 22% MSCI World Ex USA (Free) Index; 21% Citigroup U.S. Broad Investment Grade Bond Index; 9% Citigroup Non-U.S. World Government Bond Index; 3% Merrill Lynch U.S. High Yield Cash Pay Constrained Index; 3% MSCI Emerging Markets (Free) Index; and 2% JP Morgan EMBI Global.


When comparing the fund's performance to that of the indices, you should note that the fund generally invests the largest amount in U.S. stocks and debt obligations, but the amount invested in any one category, or in the securities of U.S. or foreign issuers, varies. See the fund's goals and investment strategies above for a description of a benchmark portfolio used by the fund as one means to evaluate the success of its investment strategy.

Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.


Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                            N/A
 Deferred Sales Charge (Load)                                                        N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                         N/A
 Redemption Fee                                                                      N/A
 Exchange Fee                                                                        N/A
 Account Maintenance Fee                                                             N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                       0.73%
 Distribution and/or Service (12b-1) fees                                            None
 Other Expenses1                                                                      0.18
 Annual Fund Operating Expenses                                                       0.91%



1 The fees and expenses shown in the table have been restated to reflect a change in the fee structure of the administration agreement, which may result in higher administration fees being charged to the fund. In addition, the fees and expenses have been restated to reflect a change in expense allocation methodology. Effective January 1, 2007, expenses common to all funds of the Trust will be allocated to each fund based on their relative average net assets.

                                                                          UGAA-5



The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.



 1 year   3 years   5 years   10 years
-------- --------- --------- ---------
   $93      $290      $504    $1,120


--------

UGAA-6


Fund Overview -

LVIP Wilshire Conservative Profile Fund
LVIP Wilshire Moderate Profile Fund
LVIP Wilshire Moderately Aggressive Profile Fund
LVIP Wilshire Aggressive Profile Fund


What are the funds' goals and main investment strategies?


The LVIP Wilshire Conservative, Moderate, Moderately Aggressive and Aggressive Profile Funds (each a Profile Fund) operate under a fund of funds structure. Each of the Profile Funds invests substantially all of its assets in other mutual funds (underlying funds) which, in turn, invest in equity (stocks) and/or fixed income (bonds) securities. The target percentage allocation between equity (stocks) and fixed income (bonds) securities for each Profile Fund is based on its investment objective. The mixture is designed to reduce the volatility of investment returns while still providing the potential for higher long-term total returns that are more likely to be achieved by including some exposure to stocks. In addition to mutual fund investments, each Profile Fund may invest directly in individual securities, such as equity or fixed income securities and investment instruments including options and futures on securities or indices.

Because substantially all of the securities in which a fund of funds may invest are underlying funds, each Profile Fund is non-diversified for purposes of the 1940 Act, and as a result may invest a greater percentage of its assets in a particular issuer than a diversified fund. However, through the underlying funds, each Profile Fund owns a diversified mix of equity (stocks) and fixed income (bonds) securities.


As a matter of investment policy, the following is the allocation between stocks and bonds under normal circumstances:


Fund                              Investment Objective
---------------------------- ------------------------------
LVIP Wilshire Conservative   A high level of current
Profile Fund                 income with some
                             consideration given to
                             growth of capital.
LVIP Wilshire Moderate       A balance between a high
Profile Fund                 level of current income and
                             growth of capital, with an
                             emphasis on growth of
                             capital.
LVIP Wilshire Moderately     A balance between a high
Aggressive Profile Fund      level of current income and
                             growth of capital, with a
                             greater emphasis on growth
                             of capital.
LVIP Wilshire Aggressive     Long-term growth of capital.
Profile Fund                 Current income is not a
                             consideration.

Fund                                                     Investment Strategies
---------------------------- -----------------------------------------------------------------------------
LVIP Wilshire Conservative   The Profile Fund invests approximately 60% of its assets in underlying funds
Profile Fund                 which invest primarily in fixed income securities and approximately 40% in underlying funds which invest primarily in equity securities.
LVIP Wilshire Moderate       The Profile Fund invests approximately 40% of its assets in underlying funds
Profile Fund                 which invest primarily in fixed income securities and approximately 60% in underlying funds which invest primarily in equity securities.
LVIP Wilshire Moderately     The Profile Fund invests approximately 20% of its assets in underlying funds
Aggressive Profile Fund      which invest primarily in fixed income securities and approximately 80% in underlying funds which invest primarily in equity securities.
LVIP Wilshire Aggressive     The Profile Fund invests approximately 100% of its assets in underlying
Profile Fund                 funds which invest primarily in equity securities.



On at least an annual basis, the sub-adviser will reassess and make any necessary revisions in each Profile Fund's asset allocation model, including revising the asset class weightings in the models and adding and/or removing underlying funds in the models. On at least a semi-annual basis, the sub-adviser will reassess and potentially re-weight the underlying funds in each Profile Fund's allocation model. The sub-adviser will also periodically rebalance the weightings in the underlying funds in each Profile Fund to the current allocation model. In general, however, the sub-adviser does not anticipate making frequent changes in the asset allocation models and will not attempt to time the market. The underlying fund selections are made based on several considerations, including the fund's style or asset class exposures, portfolio characteristics, risk profile, and investment process. The sub-adviser carefully reviews the style exposure, portfolio characteristics, and risk profile for each underlying fund over various periods and market environments to assess each fund's suitability for each Profile Fund.

The sub-adviser uses mathematical and statistical investment processes to allocate assets, select managers and construct portfolios and funds in ways that seek to outperform their specific benchmarks. Such processes may not achieve the desired results.


                                                                            WP-1


When evaluating the performance of the Profile Funds, each Profile Fund's annual return is compared to the annual return generated by a hypothetical benchmark portfolio. Those hypothetical benchmarks are constructed in the following manner:



Fund                                             Hypothetical Benchmark
------------------------------------------------ ---------------------------------------------------------------------------
LVIP Wilshire Conservative Profile Fund          35% Dow Jones Wilshire 5000 Index, 60% Lehman Brothers Aggregate Index, 5%
                                                 MSCI EAFE Index
LVIP Wilshire Moderate Profile Fund              45% Dow Jones Wilshire 5000 Index, 40% Lehman Brothers Aggregate Index,
                                                 10% MSCI EAFE Index, 5% MSCI Emerging Markets Index
LVIP Wilshire Moderate Aggressive Profile Fund   60% Dow Jones Wilshire 5000 Index, 20% Lehman Brothers Aggregate Index,
                                                 15% MSCI EAFE Index, 5% MSCI Emerging Markets Index
LVIP Wilshire Aggressive Profile Fund            70% Dow Jones Wilshire 5000 Index, 20% MSCI EAFE Index, 10% MSCI Emerging
                                                 Markets Index



The Profile Funds also use other investment strategies, to a lesser degree, to pursue their investment objectives. The Funds' Statement of Additional Information (SAI) describes these other investment strategies and the risks involved.

In response to market, economic, political or other conditions, a fund may temporarily use a different investment strategy for defensive purposes. If a fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

Lincoln Investment Advisors Corporation (LIA) serves as the investment adviser to each Profile Fund. Wilshire Associates Incorporated, each Profile Fund's sub-adviser, manages the day-to-day investment activities of the Funds. For more information regarding the investment adviser and sub-adviser, please refer to the General Prospectus Disclosure.

What are the Underlying Funds?

Each Profile Fund will invest in underlying funds that are advised by Delaware Management Company (DMC), a series of Delaware Management Business Trust, or LIA, which invest directly in equity and fixed income securities. DMC, LIA and Lincoln Life are each indirectly wholly-owned subsidiaries of Lincoln National Corporation. Because Lincoln National Corporation indirectly owns these companies, they are affiliated persons of each other under the securities laws. In addition, the Profile Funds may invest in non-affiliated funds from a select group of investment management firms.

The relative weightings for each Profile Fund in the various underlying funds will vary over time, and the Profile Funds are not required to invest in any particular underlying fund or in any particular percentage. The portfolio manager may add, eliminate or replace underlying funds at any time and may invest in non-affiliated funds, from a select group of investment management firms, or other types of investment securities, as described above, all without prior notice to shareholders.

The Profile Funds currently expect to invest in some or all of the underlying funds described below. While the underlying funds are categorized generally as "Equity" (stocks) and "Fixed Income" (bonds), some of the underlying funds invest in a mix of securities of foreign and domestic issuers, investment-grade and high yield bonds, and other securities.



Equity Underlying Funds  Investment Objective
-----------------------  -------------------------------
Delaware American       Long-term capital growth
Services Fund
Delaware Small Cap Core Long-term capital appreciation
Fund
Delaware Small Cap      Long-term capital growth
Growth Fund
Delaware VIP Emerging   Capital appreciaton
Markets Series
Delaware VIP            Long-term growth
International Value
Series
Delaware VIP REIT       Total return
Series
Delaware VIP Small Cap  Capital appreciation
Value Series
Delaware VIP U.S.       Capital appreciation
Growth Series
Delaware VIP Value      Capital appreciation
Series
Fidelity (Reg. TM) VIP  Long-term capital appreciation
Contrafund (Reg. TM)
Portfolio
Fidelity (Reg. TM) VIP  Capital appreciation
Growth Portfolio
Fidelity (Reg. TM) VIP  Long-term growth
Mid Cap Portfolio
Fidelity (Reg. TM) VIP  Long-term growth
Overseas Portfolio
LVIP Capital Growth     Capital appreciation
Fund
LVIP Cohen and Steers   Total return
Global Real Estate Fund
LVIP Delaware Growth    Capital appreciation
and Income Fund
LVIP Delaware Managed   Total return
Fund
LVIP Delaware Social    Capital appreciation
Awareness Fund


WP-2


Equity Underlying Funds  Investment Objective
-----------------------  -------------------------------
LVIP Delaware Special   Capital appreciation
Opportunities Fund
LVIP Janus Capital      Long-term growth of capital
Appreciation Fund
LVIP FI Equity-Income   Income
Fund
LVIP Growth             Long-term growth
Opportunities Fund
LVIP Marsico            Long-term capital appreciation
International Growth
Fund
LVIP Mid-Cap Growth     Capital appreciation
Fund
LVIP Mid-Cap Value Fund Long-term capital appreciation
LVIP MFS Value Fund     Long-term growth of capital
LVIP Mondrian           Long-term capital appreciation
International Value
Fund
LVIP Small Cap Index    Capital appreciation
Fund
LVIP S&P 500 Index Fund Capital appreciation
LVIP T. Rowe Price      Maximum capital appreciation
Growth Stock Fund
LVIP T. Rowe Price      Long-term growth of capital
Structured Mid-Cap
Growth Fund
LVIP Templeton Growth   Long-term growth of capital
Fund
LVIP Value              Long-term capital appreciation
Opportunities Fund
LVIP UBS Global Asset   Total return
Allocation Fund







Fixed Income Underlying
         Funds           Investment Objective
-----------------------  ----------------------------------------
Delaware Core Plus Bond Long-term total return, consistent with
Fund                    reasonable risk
Delaware Corporate Bond Total return
Fund
Delaware Extended       Total return
Duration Bond Fund
Delaware Limited-Term   Stable income
Government Fund
Delaware VIP Capital    Current income
Reserves Series
Delaware VIP            Total return
Diversified Income
Series
Delaware VIP High Yield Total return
Series
Delaware Treasury       Inflation protection/current income
Inflation Protected
Bond Fund
LVIP Delaware Bond Fund Current income
LVIP Money Market Fund  Current income/preservation of capital



Each Profile Fund operates its "fund of funds" structure in reliance on certain federal securities laws that generally permit a fund to invest in other affiliated funds, non-affiliated funds within strict percentage limitations, and securities of government and corporate issuers. In addition to these investments, the Profile Funds have filed an application with the SEC to permit the Funds to invest in a broader range of portfolio investments.


What are the main risks of investing in the funds?


Because the Profile Funds invest in the shares of the underlying funds, the Profile Funds invest in the same investments as made by the various underlying funds. By investing in a Profile Fund, therefore, you assume the same types of risks, either directly or indirectly, as investing in those underlying funds.

The Profile Fund's investment strategy is to vary the amount invested among the asset classes of securities over time. The Profile Funds are subject to asset allocation risk, which is the risk that the Profile Fund may allocate assets to an asset class that underperforms other asset classes. For example, the Profile Fund may be overweighted in equity securities when the stock market is falling and the fixed income market is rising.

Additionally, each asset class of investment involves specific risks. To the extent a Profile Fund invests a greater percentage of its assets in underlying funds that invest primarily in equity investments (such as, for example, the LVIP Wilshire Aggressive Profile Fund), it will be more susceptible to the risks associated with equity investments. Likewise, to the extent a Profile Fund invests a greater percentage of its assets in underlying funds that invest primarily in fixed income investments (such as, for example, the LVIP Wilshire Conservative Profile Fund), it will be more susceptible to the risks associated with fixed income investments. As a general matter, the stock asset class involves more risk than the fixed income asset class. Funds that invest to a greater degree in fixed income investments, therefore, typically offer reduced risk and price volatility, but forego some potential returns.

Equity Investments. For assets allocated to equity, the primary risk is that the value of the stocks it holds will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of a fund's stock investments and, therefore, the value of a fund's shares held under your contract to fluctuate, and you could lose money.


                                                                            WP-3


Some of the underlying funds may invest in the securities of medium and small-sized, less mature, lesser-known companies, which may involve greater risks than those normally associated with larger, more mature, well-known companies. The stock of companies with medium and small stock market capitalizations may trade less frequently and in limited volume. Medium and small-sized companies also may have less certain prospects for growth and greater sensitivity to changing economic conditions.

Some of the underlying funds may invest in foreign securities, which involve additional risks. Foreign currency fluctuations or economic, financial or political instability could cause the value of a fund's investments to fluctuate. Foreign investments may be less liquid, and their prices may be more volatile, than comparable investments in securities of U.S. issuers. Investing in foreign securities also involves risks resulting from the reduced availability of public information concerning issuers and the fact that foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. As a general matter, risk of loss is typically higher for issuers in emerging markets located in less developed or developing countries.

Fixed Income Investments. For assets allocated to fixed-income, the primary risks are interest rate risk and credit risk. Interest rate risk is the risk that the value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with changes in interest rates. These fluctuations can be greater for debt obligations with longer maturities and for mortgage securities. When interest rates rise, debt obligations decline in value, and when interest rates fall, debt securities obligations increase in value. Accordingly, during periods when interest rates are fluctuating, you could lose money investing in the fund.

Credit risk is the risk that the issuer of the debt obligation will be unable to make interest or principal payments on time. A debt obligation's credit rating reflects the credit risk associated with that debt obligation. Higher-rated debt obligations involve lower credit risk than lower-rated debt obligations. Generally, credit risk is higher for corporate and foreign government debt obligations than for U.S. government securities, and higher still for debt rated below investment grade (junk bonds). The value of the debt obligations held by a fund and, therefore, the value of the fund's shares, will fluctuate with the changes in the credit ratings of the debt obligations held.


WP-4


How have the funds performed?

The following bar charts and table provide some indication of the risks of choosing to invest your contract assets in the funds' Standard Class. The information shows (a) Standard Class performance for one year; and (b) how the Standard Class' average annual returns for one year and lifetime periods compare with those of a broad meansure of market performance. Please note that the past performance of the funds is not necessarily an indication of how the funds will perform in the future. Further, the returns do not reflect variable contract expenses. If reflected, the returns would be lower.

                    LVIP Wilshire Conservative Profile Fund
[GRAPHIC OMITTED]




[CHART]
Annual Total Returns
                     2006
                     9.34%




During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 2006 at: 4.21%.

The fund's lowest return for a quarter occurred in the second quarter of 2006 at: (1.04%)




                                              Average Annual Total Return
                                            -------------------------------
                                              For periods ended 12/31/06
                                            -------------------------------
                                              1 year    5 years   Lifetime*
                                            ---------- --------- ----------
  LVIP Wilshire Conservative Profile Fund       9.34%  N/A           9.21%
          Dow Jones Wilshire 5000 Index**      15.77%  N/A          16.40%
       Lehman Brothers Aggregate Index***       4.33%  N/A           3.53%
                      MSCI EAFE Index****      26.86%  N/A          26.57%



* The funds lifetime began on May 3, 2005. Lifetime index performance, however, began on May 1, 2005.

** The Dow Jones Wilshire 5000 Index consists of nearly 5,000 common equity securities, covering all stocks in the U.S. for which daily pricing is available.

*** Lehman Brothers Aggregate Index is composed of securities from Lehman
   Brothers Government/Corporate Bond Index, Mortgage Backed Securities Index, and the Asset Backed Securities Index.

**** MSCI EAFE Index consists of more than 900 equity securities from selected countries in Europe, Australasia and the Far East.

When comparing the Profile Fund's performance to that of the indices, note that the fund invests indirectly in U.S. equity and fixed-income securities, and may invest indirectly in foreign issuers. For the relative weightings in these categories, see the fund's goals and investment strategies for a description of the corresponding hypothetical benchmark used by the fund as one means to evaluate the success of its investment strategy.

                                                                            WP-5



                      LVIP Wilshire Moderate Profile Fund
[GRAPHIC OMITTED]




[CHART]
Annual Total Returns
                     2006
                     12.04%




During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 2006 at: 5.92%.

The fund's lowest return for a quarter occurred in the second quarter of 2006 at: (1.68%)




                                          Average Annual Total Return
                                        -------------------------------
                                          For periods ended 12/31/06
                                        -------------------------------
                                          1 year    5 years   Lifetime*
                                        ---------- --------- ----------
  LVIP Wilshire Moderate Profile Fund      12.04%  N/A          12.53%
      Dow Jones Wilshire 5000 Index**      15.77%  N/A          16.40%
   Lehman Brothers Aggregate Index***       4.33%  N/A           3.53%
                  MSCI EAFE Index****      26.86%  N/A          26.57%
     MSCI Emerging Markets Index*****      32.59%  N/A          42.19%



* The funds lifetime began on May 3, 2005. Lifetime index performance, however, began on May 1, 2005.

** The Dow Jones Wilshire 5000 Index consists of nearly 5,000 common equity securities, covering all stocks in the U.S. for which daily pricing is available.

*** Lehman Brothers Aggregate Index is composed of securities from Lehman
   Brothers Government/Corporate Bond Index, Mortgage Backed Securities Index, and the Asset Backed Securities Index.

**** MSCI EAFE Index consists of more than 900 equity securities from selected countries in Europe, Australasia and the Far East.

*****   MSCI Emerging Markets Index is a market capitalization weighted equities index composed of companies representative of the market structure of 26 Emerging Market countries in Europe, Latin America and the Pacific Basin.

When comparing the Profile Fund's performance to that of the indices, note that the fund invests indirectly in U.S. equity and fixed-income securities, and may invest indirectly in foreign issuers. For the relative weightings in these categories, see the fund's goals and investment strategies for a description of the corresponding hypothetical benchmark used by the fund as one means to evaluate the success of its investment strategy.

WP-6



                LVIP Wilshire Moderately Aggressive Profile Fund
[GRAPHIC OMITTED]




[CHART]
Annual Total Returns
                     2006
                     14.14%




During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 2006 at: 7.22%.

The fund's lowest return for a quarter occurred in the second quarter of 2006 at: (2.17%)




                                                       Average Annual Total Return
                                                     -------------------------------
                                                       For periods ended 12/31/06
                                                     -------------------------------
                                                       1 year    5 years   Lifetime*
                                                     ---------- --------- ----------
  LVIP Wilshire Moderately Aggressive Profile Fund      14.14%  N/A          15.26%
                   Dow Jones Wilshire 5000 Index**      15.77%  N/A          16.40%
                Lehman Brothers Aggregate Index***       4.33%  N/A           3.53%
                               MSCI EAFE Index****      26.86%  N/A          26.57%
                  MSCI Emerging Markets Index*****      32.59%  N/A          42.19%



* The funds lifetime began on May 3, 2005. Lifetime index performance, however, began on May 1, 2005.

** The Dow Jones Wilshire 5000 Index consists of nearly 5,000 common equity securities, covering all stocks in the U.S. for which daily pricing is available.

*** Lehman Brothers Aggregate Index is composed of securities from Lehman
   Brothers Government/Corporate Bond Index, Mortgage Backed Securities Index, and the Asset Backed Securities Index.

**** MSCI EAFE Index consists of more than 900 equity securities from selected countries in Europe, Australasia and the Far East.

*****   MSCI Emerging Markets Index is a market capitalization weighted equities index composed of companies representative of the market structure of 26 Emerging Market countries in Europe, Latin America and the Pacific Basin.

When comparing the Profile Fund's performance to that of the indices, note that the fund invests indirectly in U.S. equity and fixed-income securities, and may invest indirectly in foreign issuers. For the relative weightings in these categories, see the fund's goals and investment strategies for a description of the corresponding hypothetical benchmark used by the fund as one means to evaluate the success of its investment strategy.

                                                                            WP-7



                     LVIP Wilshire Aggressive Profile Fund
[GRAPHIC OMITTED]




[CHART]
Annual Total Returns
                     2006
                     16.54%




During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 2006 at: 8.62%.

The fund's lowest return for a quarter occurred in the second quarter of 2006 at: (2.96%)




                                            Average Annual Total Return
                                          -------------------------------
                                            For periods ended 12/31/06
                                          -------------------------------
                                            1 year    5 years   Lifetime*
                                          ---------- --------- ----------
  LVIP Wilshire Aggressive Profile Fund      16.54%  N/A          18.55%
        Dow Jones Wilshire 5000 Index**      15.77%  N/A          16.40%
     Lehman Brothers Aggregate Index***       4.33%  N/A           3.53%
                    MSCI EAFE Index****      26.86%  N/A          26.57%
       MSCI Emerging Markets Index*****      32.59%  N/A          42.19%



* The funds lifetime began on May 3, 2005. Lifetime index performance, however, began on May 1, 2005.

** The Dow Jones Wilshire 5000 Index consists of nearly 5,000 common equity securities, covering all stocks in the U.S. for which daily pricing is available.

*** Lehman Brothers Aggregate Index is composed of securities from Lehman
   Brothers Government/Corporate Bond Index, Mortgage Backed Securities Index, and the Asset Backed Securities Index.

**** MSCI EAFE Index consists of more than 900 equity securities from selected countries in Europe, Australasia and the Far East.

*****   MSCI Emerging Markets Index is a market capitalization weighted equities index composed of companies representative of the market structure of 26 Emerging Market countries in Europe, Latin America and the Pacific Basin.

When comparing the Profile Fund's performance to that of the indices, note that the fund invests indirectly in U.S. equity and fixed-income securities, and may invest indirectly in foreign issuers. For the relative weightings in these categories, see the fund's goals and investment strategies for a description of the corresponding hypothetical benchmark used by the fund as one means to evaluate the success of its investment strategy.



WP-8


Estimated Fees and Expenses


The following table describes the fees and expenses that are incurred if you buy, hold, or sell Standard Class shares of the funds. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.


                                                       LVIP Wilshire   LVIP Wilshire        LVIP Wilshire        LVIP Wilshire
                                                        Conservative      Moderate            Moderately          Aggressive
                                                        Profile Fund    Profile Fund   Aggressive Profile Fund   Profile Fund
                                                      --------------- --------------- ------------------------- --------------
Shareholder Fees (fees paid by the investor directly)
Sales Charge (Load) Imposed on Purchases ............      N/A             N/A                  N/A                  N/A
Deferred Sales Charge (Load) ........................      N/A             N/A                  N/A                  N/A
Maximum Sales Charge (Load) Imposed on
   Reinvested Dividends .............................      N/A             N/A                  N/A                  N/A
Redemption Fee ......................................      N/A             N/A                  N/A                  N/A
Exchange Fee ........................................      N/A             N/A                  N/A                  N/A
Account Maintenance Fee .............................      N/A             N/A                  N/A                  N/A
Annual Fund Operating Expenses (fees that are
 deducted from fund assets)
Management Fee ......................................       0.25%           0.25%                0.25%                0.25%
Distribution and/or Service (12b-1 fees) ............      None            None                 None                None
Other Expenses1 .....................................       0.16%           0.06%                0.08%                0.19%
Acquired Fund Fees and Expenses (AFFE)2 .............       0.72%           0.81%                0.82%                0.91%
Total Annual Fund Operating Expenses ................       1.13%           1.12%                1.15%                1.35%
Less Fee Waiver and Expense Reimbursement3 ..........      (0.16%)         (0.06%)              (0.08%)              (0.19%)
Net Expenses (including AFFE) .......................       0.97%           1.06%                1.07%                1.16%



1 The fees and expenses shown in the table have been restated to reflect a change in the fee structure of the administration agreement, which may result in higher administration fees being charged to the fund. In addition, the fees and expenses have been restated to reflect a change in expense allocation methodology. Effective January 1, 2007, expenses common to all funds of the Trust will be allocated to each fund based on their relative average net assets.

2 The "Acquired Fund Fees and Expenses (AFFE)" in the chart are based on the 2006 fees and expenses of the underlying funds that were owned by each Profile Fund during 2006 and are provided to show you an estimate of the underlying fees and expenses attributable to each fund. Each fund's expense ratio will vary based on the actual allocations to the underlying funds that occurred through the year.

3 The advisor, has contractually agreed to reimburse each fund's Standard Class to the extent that the fund's Total Annual Operating Expenses (excluding underlying fund fees and expenses) exceed 0.25% of average daily net assets. The agreement will continue at least through April 30, 2008, and will renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

The following examples help you compare the cost of investing in a Profile Fund with the cost of investing in other mutual funds. The examples illustrate the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The examples also assume that the Profile Fund provides a return of 5% a year and that operating expenses remain the same. This examples reflect the net operating expenses with expense waivers for the Profile Funds and the underlying funds for the one-year contractual period and the total operating expenses without expense waivers for the Profile Funds and the underlying funds for the years two through ten. Your actual costs may be higher or lower than these examples. These examples do not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.



                                                      1 year   3 years   5 years   10 years
                                                     -------- --------- --------- ---------
             LVIP Wilshire Conservative Profile Fund   $ 99      $342      $605    $1,356
                 LVIP Wilshire Moderate Profile Fund   $108      $349      $610    $1,355
               LVIP Wilshire Moderately Aggressive Profile$110   $359      $628    $1,395
     LVIP Wilshire Aggressive Profile Fund                $118   $408      $720    $1,604


                                                                            WP-9

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Fund Overview -

LVIP Wilshire 2010 Profile Fund
LVIP Wilshire 2020 Profile Fund
LVIP Wilshire 2030 Profile Fund
LVIP Wilshire 2040 Profile Fund

What are the funds' goals and main investment strategies?

The LVIP Wilshire 2010, 2020, 2030 and 2040 Profile Funds (each a Target Maturity Profile Fund) operate under a fund of funds structure. Each Target Maturity Profile Fund invests substantially all of its assets in other mutual funds (underlying funds) which, in turn, invest in equity (stocks) and fixed income (bonds) securities. The Target Maturity Profile Funds are designed for investors planning to retire close to the year indicated in the name of the Fund. Each Target Maturity Profile Fund invests to an asset allocation between stocks (equity) and bonds (fixed income) which will become more conservative over time as the target maturity date draws closer and as the investor moves further into retirement. The mixture is designed to reduce the volatility of investment returns while still providing the potential for higher long-term total returns that are more likely to be achieved by including some exposure to stocks. In addition to mutual fund investments, each Target Maturity Profile Fund may invest directly in individual securities, such as equity or fixed income securities and investment instruments including options and futures on securities or indices.

Because substantially all of the securities in which a fund of funds may invest are underlying funds, each Target Maturity Profile Fund is non-diversified for purposes of the 1940 Act, and as a result may invest a greater percentage of its assets in a particular issuer than a diversified fund. However, through the underlying funds, each Target Maturity Profile Fund owns a diversified mix of equity (stocks) and fixed income (bonds) securities. In effectuating its fundamental policies, each Target Maturity Profile Fund will look through to the investments of the underlying funds.

As a matter of investment policy, the following is the expected asset allocation between equity (stocks) and fixed income (bonds) securities as of April 30, 2007:

Fund                 Investment Objective*                          Current target allocation
-------------------- ---------------------------------------------- -----------------------------
LVIP Wilshire 2010   The highest total return over time with an     Fixed Income 51%, Equity 49%
Profile Fund         increased emphasis on capital preservation
                     as the target date approaches. Thereafter, an
                     emphasis will be placed on high current
                     income with a secondary focus on capital
                     appreciation.
LVIP Wilshire 2020   The highest total return over time with an     Equity 58%, Fixed Income 42%
Profile Fund         increased emphasis on capital preservation
                     as the target date approaches. Thereafter, an
                     emphasis will be placed on high current
                     income with a secondary focus on capital
                     appreciation.
LVIP Wilshire 2030   The highest total return over time with an     Equity 73%. Fixed Income 27%
Profile Fund         increased emphasis on capital preservation
                     as the target date approaches. Thereafter, an
                     emphasis will be placed on high current
                     income with a secondary focus on capital
                     appreciation.
LVIP Wilshire 2040   The highest total return over time with an     Equity 92%, Fixed Income 8%
Profile Fund         increased emphasis on capital preservation
                     as the target date approaches. Thereafter, an
                     emphasis will be placed on high current
                     income with a secondary focus on capital
                     appreciation.

* This objective is non-fundamental and may be changed without shareholder approval.

Each Target Maturity Profile Fund's actual asset allocation among the underlying funds is intended to match its current target asset allocation. On at least an annual basis, the sub-adviser will reassess and make any necessary revisions in each Target Maturity Profile Fund's current target allocation model, including revising the asset class weightings in the models and adding and/or removing underlying funds in the models. On at least a semi-annual basis, the sub-adviser will reassess and potentially re-weight the underlying funds in each Target Maturity Profile Fund's allocation model. The sub-adviser will also periodically rebalance the weightings in the underlying funds in each Target Maturity Profile Fund to the current target allocation model. In general, however, the sub-adviser does

                                                                          WTMP-1

not anticipate making frequent changes in the asset allocation models and will not attempt to time the market. The underlying fund selections are made based on several considerations, including the fund's style or asset class exposures, portfolio characteristics, risk profile, and investment process. The sub-adviser carefully reviews the style exposure, portfolio characteristics, and risk profile for each underlying fund over various periods and market environments to assess each fund's suitability for each Target Maturity Profile Fund.

The sub-adviser uses mathematical and statistical investment processes to allocate assets, select managers and construct portfolios and funds in ways that seek to outperform their specific benchmarks. Such processes may not achieve the desired results.

The Target Maturity Profile Funds also use other investment strategies, to a lesser degree, to pursue their investment objectives. The Funds' Statement of Additional Information (SAI) describes these other investment strategies and the risks involved.

In response to market, economic, political or other conditions, a fund may temporarily use a different investment strategy for defensive purposes. If a fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

Lincoln Investment Advisors Corporation (LIA) serves as the investment adviser to each Target Maturity Profile Fund. Wilshire Associates Incorporated, each Target Maturity Profile Fund's sub-adviser, manages the day-to-day investment activities of the Funds. For more information regarding the investment adviser and sub-adviser, please refer to the General Prospectus Disclosure.

What are the Underlying Funds?

Each Target Maturity Profile Fund will invest in underlying funds that are advised by Delaware Management Company (DMC), a series of Delaware Management Business Trust, or LIA, which invest directly in equity and fixed income securities. DMC, LIA and Lincoln Life are each indirectly wholly-owned subsidiaries of Lincoln National Corporation. Because Lincoln National Corporation indirectly owns these companies, they are affiliated persons of each other under the securities laws. In addition, the Target Maturity Profile Funds may invest in non-affiliated funds from a select group of investment management firms.

The relative weightings for each Target Maturity Profile Fund in the various underlying funds will vary over time, and the Target Maturity Profile Funds are not required to invest in any particular underlying fund or in any particular percentage. The portfolio manager may add, eliminate or replace underlying funds at any time and may invest in non-affiliated funds from a select group of investment management firms, or other types of investment securities, as described above, all without prior notice to shareholders.

The Target Maturity Profile Funds currently expect to invest in some or all of the underlying funds described below. While the underlying funds are categorized generally as "Equity" (stocks) and "Fixed Income" (bonds), some of the underlying funds invest in a mix of securities of foreign and domestic issuers, investment-grade and high yield bonds, and other securities.

Equity Underlying Funds  Investment Objective
-----------------------  -------------------------------
Delaware American       Long-term capital growth
Services Fund
Delaware Small Cap Core Long-term capital appreciation
Fund
Delaware Small Cap      Long-term capital growth
Growth Fund
Delaware VIP Emerging   Capital appreciaton
Markets Series
Delaware VIP            Long-term growth
International Value
Series
Delaware VIP REIT       Total return
Series
Delaware VIP Small Cap  Capital appreciation
Value Series
Delaware VIP U.S.       Capital appreciation
Growth Series
Delaware VIP Value      Capital appreciation
Series
Fidelity (Reg. TM) VIP  Long-term capital appreciation
Contrafund (Reg. TM)
Portfolio
Fidelity (Reg. TM) VIP  Capital appreciation
Growth Portfolio
Fidelity (Reg. TM) VIP  Long-term growth
Mid Cap Portfolio
Fidelity (Reg. TM) VIP  Long-term growth
Overseas Portfolio
LVIP Capital Growth     Capital appreciation
Fund
LVIP Cohen and Steers   Total return
Global Real Estate Fund
LVIP Delaware Growth    Capital appreciation
and Income Fund
LVIP Delaware Managed   Total return
Fund
LVIP Delaware Social    Capital appreciation
Awareness Fund
LVIP Delaware Special   Capital appreciation
Opportunities Fund
LVIP Janus Capital      Long-term growth
Appreciation Fund
LVIP FI Equity-Income   Income
Fund
LVIP Growth             Long-term growth
Opportunities Fund
LVIP Marsico            Long-term capital appreciation
International Growth
Fund

WTMP-2

Equity Underlying Funds  Investment Objective
-----------------------  -------------------------------
LVIP Mid-Cap Growth     Capital appreciation
Fund
LVIP Mid-Cap Value Fund Long-term capital appreciation
LVIP MFS Value Fund     Long-term growth of capital
LVIP Mondrian           Long-term capital appreciation
International Value
Fund
LVIP Small Cap Index    Capital appreciation
Fund
LVIP S&P 500 Index Fund Capital appreciation
LVIP T. Rowe Price      Maximum capital appreciation
Growth Stock Fund
LVIP T. Rowe Price      Long-term growth of capital
Structured Mid-Cap
Growth Fund
LVIP Templeton Growth   Long-term growth of capital
Fund
LVIP Value              Long-term capital appreciation
Opportunities Fund
LVIP UBS Global Asset   Total return
Allocation Fund

Fixed Income Underlying
         Funds           Investment Objective
-----------------------  ----------------------------------------
Delaware Core Plus Bond Long-term total return, consistent with
Fund                    reasonable risk
Delaware Corporate Bond Total return
Fund
Delaware Extended       Total return
Duration Bond Fund
Delaware Limited-Term   Stable income
Government Fund
Delaware VIP Capital    Current income
Reserves Series
Delaware VIP            Total return
Diversified Income
Series
Delaware VIP High Yield Total return
Series
Delaware Treasury       Inflation protection/current income
Inflation Protected
Bond Fund
LVIP Delaware Bond Fund Current income
LVIP Money Market Fund  Current income/preservation of capital

Each Target Maturity Profile Fund operates its "fund of funds" structure in reliance on the federal securities laws and rules adopted thereunder which generally permit a fund to invest in other affiliated funds, non-affiliated funds within strict percentage limitations, and securities of government and corporate issuers. In addition to these investments, the Target Maturity Profile Funds have filed an application with the SEC to permit the Funds to invest in a broader range of portfolio investments.

What are the main risks of investing in the funds?

Because the Target Maturity Profile Funds invest in the shares of the underlying funds, the Target Maturity Profile Funds invest in the same investments as made by the various underlying funds. By investing in a Target Maturity Profile Fund, therefore, you assume the same types of risks, either directly or indirectly, as investing in those underlying funds.

The Target Maturity Profile Fund's investment strategy is to vary the amount invested among the asset classes of securities over time. The Target Maturity Profile Funds are subject to asset allocation risk, which is the risk that the Target Maturity Profile Fund may allocate assets to an asset class that underperforms other asset classes. For example, the Target Maturity Profile Fund may be overweighted in equity securities when the stock market is falling and the fixed income market is rising.

Additionally, each asset class of investment involves specific risks. To the extent a Target Maturity Profile Fund invests a greater percentage of its assets in underlying funds that invest primarily in equity investments (such as, for example, the LVIP Wilshire 2040 Profile Fund), it will be more susceptible to the risks associated with equity investments. Likewise, to the extent a Target Maturity Profile Fund invests a greater percentage of its assets in underlying funds that invest primarily in fixed income investments (such as, for example, the LVIP Wilshire 2010 Profile Fund), it will be more susceptible to the risks associated with fixed income investments. As a general matter, the stock asset class involves more risk than the fixed income asset class. Funds that invest to a greater degree in fixed income investments, therefore, typically offer reduced risk and price volatility, but forego some potential returns.

Equity Investments. For assets allocated to equity, the primary risk is that the value of the stocks it holds will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of a fund's stock investments and, therefore, the value of a fund's shares held under your contract to fluctuate, and you could lose money.

Some of the underlying funds may invest in the securities of medium and small-sized, less mature, lesser-known companies, which may involve greater risks than those normally associated with larger, more mature, well-known companies. The stock of companies with medium and small stock market capitalizations may trade less frequently and in limited volume. Medium and small-sized companies also may have less certain prospects for growth and greater sensitivity to changing economic conditions.

                                                                          WTMP-3

Some of the underlying funds may invest in foreign securities, which involve additional risks. Foreign currency fluctuations or economic, financial or political instability could cause the value of a fund's investments to fluctuate. Foreign investments may be less liquid, and their prices may be more volatile, than comparable investments in securities of U.S. issuers. Investing in foreign securities also involves risks resulting from the reduced availability of public information concerning issuers and the fact that foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. As a general matter, risk of loss is typically higher for issuers in emerging markets located in less developed or developing countries.

Fixed Income Investments. For assets allocated to fixed-income, the primary risks are interest rate risk and credit risk. Interest rate risk is the risk that the value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with changes in interest rates. These fluctuations can be greater for debt obligations with longer maturities and for mortgage securities. When interest rates rise, debt obligations decline in value, and when interest rates fall, debt securities obligations increase in value. Accordingly, during periods when interest rates are fluctuating, you could lose money investing in the fund.

Credit risk is the risk that the issuer of the debt obligation will be unable to make interest or principal payments on time. A debt obligation's credit rating reflects the credit risk associated with that debt obligation. Higher-rated debt obligations involve lower credit risk than lower-rated debt obligations. Generally, credit risk is higher for corporate and foreign government debt obligations than for U.S. government securities, and higher still for debt rated below investment grade (junk bonds). The value of the debt obligations held by a fund and, therefore, the value of the fund's shares, will fluctuate with the changes in the credit ratings of the debt obligations held.

How have the funds performed?

The Target Maturity Profile Funds commenced operations on April 30, 2007. Once the Target Maturity Profile Funds have at least one calendar year of performance a bar chart and performance table will be included in the prospectus. Please note that the past performance of a fund is not necessarily an indication of how it will perform in the future.

WTMP-4

Estimated Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell Standard Class shares of the funds. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.

                                                       LVIP Wilshire 2010
                                                          Profile Fund
                                                      --------------------
Shareholder Fees (fees paid by the investor directly)
Sales Charge (Load) Imposed on Purchases ............         N/A
Deferred Sales Charge (Load) ........................         N/A
Maximum Sales Charge (Load) Imposed on
   Reinvested Dividends .............................         N/A
Redemption Fee ......................................         N/A
Exchange Fee ........................................         N/A
Account Maintenance Fee .............................         N/A
Annual Fund Operating Expenses (fees that are
 deducted from fund assets)
Management Fee ......................................          0.25%
Distribution and/or Service (12b-1 fees) ............        None
Other Expenses1 .....................................          0.27%
Acquired Fund Fees and Expenses (AFFE)2 .............          0.72%
Total Annual Fund Operating Expenses ................          1.24%
Less Fee Waiver and Expense Reimbursement3 ..........         (0.27%)
Net Expenses (including AFFE) .......................          0.97%

                                                       LVIP Wilshire 2020   LVIP Wilshire 2030   LVIP Wilshire 2040
                                                          Profile Fund         Profile Fund         Profile Fund
                                                      -------------------- -------------------- -------------------
Shareholder Fees (fees paid by the investor directly)
Sales Charge (Load) Imposed on Purchases ............         N/A                  N/A                 N/A
Deferred Sales Charge (Load) ........................         N/A                  N/A                 N/A
Maximum Sales Charge (Load) Imposed on
   Reinvested Dividends .............................         N/A                  N/A                 N/A
Redemption Fee ......................................         N/A                  N/A                 N/A
Exchange Fee ........................................         N/A                  N/A                 N/A
Account Maintenance Fee .............................         N/A                  N/A                 N/A
Annual Fund Operating Expenses (fees that are
 deducted from fund assets)
Management Fee ......................................          0.25%                0.25%               0.25%
Distribution and/or Service (12b-1 fees) ............        None                 None                 None
Other Expenses1 .....................................          0.17%                0.15%               0.22%
Acquired Fund Fees and Expenses (AFFE)2 .............          0.81%                0.82%               0.91%
Total Annual Fund Operating Expenses ................          1.23%                1.22%               1.38%
Less Fee Waiver and Expense Reimbursement3 ..........         (0.17%)              (0.15%)             (0.22%)
Net Expenses (including AFFE) .......................          1.06%                1.07%               1.16%

1 "Other Expenses" are based on estimated expenses for the current fiscal year.

2 The "Acquired Fund Fees and Expenses (AFFE)" in the chart are provided to show you an estimate of the underlying fund fees and expenses attributable to each Target Maturity Profile Fund. Each Fund's expense ratio will vary based on the actual allocations to the underlying funds that occur through the year.

3 The adviser has contractually agreed to reimburse each fund's Standard Class to the extent that the fund's Total Annual Fund Operating Expenses (excluding underlying fund fees and expenses) exceed 0.25% of average daily net assets. The agreement will continue at least through April 30, 2008 and renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

The following examples help you compare the cost of investing in a Target Maturity Profile Fund with the cost of investing in other mutual funds. The examples illustrate the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The examples also assume that the Target Maturity Profile Fund provides a return of 5% a year and that operating expenses remain the same. These examples reflects the net operating expenses with expense waivers for the Target Maturity Profile Funds and the underlying funds for the one-year contractual period and the total operating expenses without expense waivers for the Target Maturity Profile Funds and the underlying funds for the years two through three. Your actual costs may be higher or lower than this example. These examples do not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

                                     1 year   3 years   5 years1   10 years1
                                    -------- --------- ---------- ----------
  LVIP Wilshire 2010 Profile Fund     $ 99      $366   N/A        N/A
  LVIP Wilshire 2020 Profile Fund     $108      $373   N/A        N/A
  LVIP Wilshire 2030 Profile Fund     $110      $374   N/A        N/A
  LVIP Wilshire 2040 Profile Fund     $118      $414   N/A        N/A

1Only one-year and three-year expenses are shown since the fund is new. The fund will have expenses beyond year three.

                                                                          WTMP-5

                      [THIS PAGE INTENTIONALLY LEFT BLANK]


Management of the Funds

The funds' business and affairs are managed under the direction of their board of trustees. The board of trustees has the power to amend the funds' bylaws, to declare and pay dividends, and to exercise all the powers of the funds except those granted to the shareholders.


Manager of Managers. The funds employ a "manager of managers" structure. In this regard, the funds have received an exemptive order from the SEC to permit the funds' investment adviser, without further shareholder approval, to enter into and materially amend sub-advisory agreements with sub-advisers upon approval of the Trust's Board of Trustees. The SEC order is subject to certain conditions. For example, within ninety days of the hiring of any new sub-adviser, shareholders will be furnished with information that would be included in a proxy statement regarding the new sub-adviser. Moreover, the funds' adviser will not enter into a sub-advisory agreement with any affiliated sub-adviser without shareholder approval. The adviser has ultimate responsibility (subject to Board oversight) to oversee sub-advisers and to recommend their hiring, termination, and replacement.

Investment Adviser and Sub-Advisers: Lincoln Investment Advisors Corporation
(LIA), formerly Jefferson Pilot Investment Advisory Corporation, is the investment adviser to the funds. LIA is a registered investment adviser and wholly-owned subsidiary of Lincoln National Corporation (LNC). Its address is 1300 South Clinton Street, Fort Wayne, IN 46802. LIA (or its predecessors) has served as an investment adviser to mutual funds for over 20 years.

Prior to May 1, 2007, Delaware Management Company (DMC), another indirect subsidiary of LNC, acted as the fund's investment adviser and was compensated according to the same advisory fee rate. As a result of the merger between LNC and Jefferson-Pilot Corporation in 2006, the organization had two separate registered investment advisers - DMC and LIA. As part of an effort to streamline the investment management operations, LIA became the investment adviser to the funds. Where DMC managed the assets of a fund without a sub-adviser, DMC entered into a sub-advisory agreement with LIA so that it could continue to provide day-to-day portfolio management services to those funds. Fund shareholders approved these new advisory and sub-advisory arrangements on April 5, 2007.

LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides, on a national basis, insurance and financial services.


Certain of the funds use sub-advisers who are responsible for the day-to-day management of the fund's securities investments. Any sub-adviser to a fund, where applicable, is paid out of the fees paid to the adviser.


The eight LVIP Wilshire Profile funds operate as "fund of funds." In this structure, the fund invests in other mutual funds, which, in turn, invest directly in portfolio securities. The expenses associated with investing in a fund of funds are generally higher than those for funds that do not invest primarily in other mutual funds because shareholders indirectly pay for a portion of the fees and expenses charged at the underlying fund level.

The following chart lists each fund's investment adviser (with the effective advisory fee rate for the most recently completed fiscal year), sub-adviser, if any, and portfolio manager. The chart also indicates whether a fund operates as a "fund of funds." The funds' SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the funds.


                                                                           GPD-1


Fund                              Investment Adviser, Sub-Adviser, if any, and Portfolio Manager(s)
================================= ==============================================================================================
LVIP Cohen & Steers Global Real   Adviser: LIA (aggregate advisory fee is estimated at 0.95% of the fund's average net assets).
Estate Fund
                                  Sub-Adviser: Cohen & Steers Capital Management, Inc. ("Cohen & Steers"), 280 Park Avenue,
                                  New York, New York 10017 is responsible for the day-to-day management of the fund.

                                  Portfolio Manager: Joseph Harvey, president, has been the global chief investment officer of
                                  Cohen & Steers since December 2004. Prior to that, he served as senior vice president and director of investment research. Before joining the firm in 1992, Mr. Harvey was a vice presi-
                                  dent with Robert A. Stanger Co. for five years, where he was an analyst specializing in real estate and related securities for the firm's research and consulting activities. Mr. Harvey has a
                                  BSE degree from Princeton University.

                                  James Corl, executive vice president, has been chief investment officer of real estate securities
                                  for Cohen & Steers since August 2004. Prior to that, he served as senior vice president and director of investment strategy. Before joining the firm in 1997, Mr. Corl was a vice president
                                  and co-portfolio manager with Heitman/PRA Securities Advisors, a REIT fund manager. Previ-
                                  ously, he was an associate in the real estate investment banking group of Credit Suisse First
                                  Boston. Mr. Corl has also worked in the real estate consulting group of Arthur Andersen & Co.
                                  and as an office-leasing agent for Iliff, Thorn & Company, a West Coast commercial real estate
                                  brokerage firm. Mr. Corl has a BA degree from Stanford University and an MBA degree from the Wharton School. Mr. Harvey and Mr. Corl lead a team of investment professionals located in New York, London, Brussels and Hong Kong.
LVIP Delaware Bond Fund           Adviser: LIA (aggregate advisory fee paid to DMC, fund's former adviser, for fiscal year ended
                                  December 31, 2006 was 0.34% of the fund's average net assets).

                                  Sub-Adviser: DMC. DMC and its predecessors have been managing mutual funds since 1938.
                                  As of December 31, 2006, DMC and its affiliates were managing in excess of $150 billion in assets in various institutional or separately managed investment company and insurance accounts. DMC is a series of DMBT, a Delaware statutory trust registered with the SEC as an investment adviser. DMBT's address is 2005 Market Street, Philadelphia, Pennsylvania 19103.
                                  DMBT is an indirect subsidiary of DMH.DMH is an indirect subsidiary, and subject to the ulti-
                                  mate control, of LNC.

                                  Portfolio Manager: Ryan K. Brist, Executive Vice President/Managing Director and Chief
                                  Investment Officer, Fixed Income, is responsible for the management of the fund. Prior to join-
                                  ing Delaware Investments, Mr. Brist was senior trader and corporate specialist for Conseco
                                  Capital Management from 1995 to 2000. From 1993 to 1995, Mr. Brist was a corporate finance analyst at Dean Witter Reynolds in New York. Mr. Brist received a bachelor's degree in
                                  finance from Indiana University and is a CFA charterholder.


GPD-2


Fund                              Investment Adviser, Sub-Adviser, if any, and Portfolio Manager(s)
================================= ==============================================================================================
LVIP Delaware Growth and Income   Adviser: LIA (aggregate advisory fee paid to DMC, the fund's former adviser, for fiscal year
Fund                              ended December 31, 2006 was 0.33% of the fund's average net assets).

                                  Sub-Adviser: DMC.

                                  Portfolio Manager: A team consisting of Francis X. Morris, Christopher S. Adams, Michael S.
                                  Morris and Donald G. Padilla is responsible for managing the process which determines the timing and the amount of the investments in each category. This team is also responsible for managing the stock category of the fund. Mr. Francis Morris, Senior Vice President and Chief
                                  Investment Officer, Core Equity, served as vice president and director of equity research at
                                  PNC Asset management prior to joining Delaware Investments in 1997. Mr. Adams, Vice
                                  President/Portfolio Manager and Senior Equity Analyst, joined Delaware Investments in 1995.
                                  Prior to joining Delaware Investments, Mr Adams had approximately ten years of experience in the financial services industry in the U.S. and U.K., including positions with Coopers &
                                  Lybrand, The Sumitomo Bank, Bank of America, and Lloyds Bank. He is a graduate of Oxford
                                  University and received an MBA from the Wharton School of Business at the University of
                                  Pennsylvania. Mr. Michael Morris, Vice President/Portfolio Manager and Senior Equity Analyst,
                                  served as senior equity analyst at Newbold Asset Management prior to joining Delaware
                                  Investments in 1999. Mr. Padilla, Vice President/Portfolio Manager and Senior Equity Analyst,
                                  joined Delaware Investments in 1994 as an assistant controller. Prior to joining Delaware
                                  Investments, Mr. Padilla held various positions at The Vanguard Group. Mr. Adams, Mr.
                                  Michael Morris and Mr. Padilla are CFA charterholders.


                                                                           GPD-3


Fund                         Investment Adviser, Sub-Adviser, if any, and Portfolio Manager(s)
============================ ===============================================================================================
LVIP Delaware Managed Fund   Adviser: LIA (aggregate advisory fee paid to DMC, the fund's former adviser, for fiscal year ended December 31, 2006 was 0.41% of the fund's average net assets).

                             Sub-Adviser: DMC.

                             Portfolio Manager(s): A team consisting of Francis X. Morris, Christopher S. Adams, Michael
                             S. Morris and Donald G. Padilla is responsible for managing the process which determines the timing and the amount of the investments is each category. This team is also responsible for managing the stock category of the fund. Mr. Francis Morris, Senior Vice President and Chief
                             Investment Officer, Core Equity, served as vice president and director of equity research at
                             PNC Asset management prior to joining Delaware Investments in 1997. Mr. Adams, Vice
                             President/Portfolio Manager and Senior Equity Analyst, joined Delaware Investments in 1995.
                             Prior to joining Delaware Investments, Mr. Adams had approximately ten years of experience in the financial services industry in the U.S. and U.K., including positions with Coopers &
                             Lybrand, The Sumitomo Bank, Bank of America, and Lloyds Bank. He is a graduate of Oxford
                             University and received an MBA from the Wharton School of Business at the University of
                             Pennsylvania. Mr. Michael Morris, Vice President/Portfolio Manager and Senior Equity Analyst,
                             served as senior equity analyst at Newbold Asset Management prior to joining Delaware
                             Investments in 1999. Mr. Padilla, Vice President/Portfolio Manager and Senior Equity Analyst,
                             joined Delaware Investments in 1994 as an assistant controller. Prior to joining Delaware
                             Investments, Mr. Padilla held various positions at The Vanguard Group. Mr. Adams, Mr.
                             Michael Morris and Mr. Padilla are CFA charterholders.

                             Ryan K. Brist, Executive Vice President/Managing Director and Chief Investment Officer, Fixed
                             Income, is responsible for the management of the fund's debt obligations category. Prior to joining Delaware Investments, Mr. Brist was Senior Trader and Corporate Specialist for
                             Conseco Capital Management from 1995 to 2000. From 1993 to 1995, Mr. Brist was a corpo-
                             rate finance analyst at Dean Witter Reynolds in New York. Mr. Brist received a bachelor's degree from Indiana University and is a CFA Charterholder.

                             Cynthia I. Isom, Vice President and Portfolio Manager, manages the money market category of the fund. She joined Delaware Investments in 1985 as a trader of money market, high grade corporate, and treasury securities. She previously worked for eight years in the securities industry, most recently in institutional sales with Merrill Lynch. Ms. Isom holds a bachelor's degree from Vassar College.


GPD-4


Fund                               Investment Adviser, Sub-Adviser, if any, and Portfolio Manager(s)
================================== =============================================================================================
LVIP Delaware Social Awareness     Adviser: LIA (aggregate advisory fee paid to DMC, the fund's former adviser, for fiscal year
Fund                               ended December 31, 2006 was 0.35% of the fund's average net assets).

                                   Sub-Adviser: DMC.

                                   Portfolio Manager: A team consisting of Francis X. Morris, Christopher S. Adams, Michael S.
                                   Morris and Donald G. Padilla is responsible for the day-to-day management of the fund's investments. Mr. Francis Morris serves as the team leader. Each team member performs research, and all team members meet and make investment decisions as a group. Mr. Francis
                                   Morris, Senior Vice President and Chief Investment Officer, Core Equity, served as vice presi-
                                   dent and director of equity research at PNC Asset management prior to joining Delaware
                                   Investments in 1997. Mr. Adams, Vice President/Portfolio Manager and Senior Equity Analyst,
                                   joined Delaware Investments in 1995. Prior to joining Delaware Investments, Mr. Adams had approximately ten years of experience in the financial services industry in the U.S. and
                                   U.K.,
                                   including positions with Coopers & Lybrand, The Sumitomo Bank, Bank of America, and
                                   Lloyds Bank. He is a graduate of Oxford University and received an MBA from the Wharton
                                   School of Business at the University of Pennsylvania. Mr. Michael Morris, Vice President/
                                   Portfolio Manager and Senior Equity Analyst, served as senior equity analyst at Newbold
                                   Asset
                                   Management prior to joining Delaware Investments in 1999. Mr. Padilla, Vice President/
                                   Portfolio Manager and Senior Equity Analyst, joined Delaware Investments in 1994 as an assistant controller. Prior to joining Delaware Investments, Mr. Padilla held various positions
                                   at The Vanguard Group. Mr. Adams, Mr. Michael Morris and Mr. Padilla are CFA
                                   charterholders.
LVIP Delaware Special Opportuni-   Adviser: LIA (aggregate advisory fee paid to DMC, the fund's former adviser, for fiscal year
ties Fund                          ended December 31, 2006 was 0.37% of the fund's average net assets).

                                   Sub-Adviser: DMC.

                                   Portfolio Manager: A team consisting of Christopher S. Beck, Michael E. Hughes and Kent P.
                                   Madden are responsible for the day-to-day management of the fund's investments. Mr. Beck has primary responsibility for making day-to-day decisions for the fund, and he regularly con-
                                   sults with Mr. Hughes and Mr. Madden in making these decisions. Mr. Beck, Senior Vice Presi-
                                   dent and Senior Portfolio Manager, joined Delaware Investments in 1997. Mr. Beck previously served as a vice president at Pitcairn Trust Company, where he managed small-capitalization stocks and analyzed equity sectors. Before that he was chief investment officer of the
                                   Univer-
                                   sity of Delaware. Prior to joining Delaware Investments in 2002, Mr. Hughes was a vice presi-
                                   dent of equity research at Raymond James & Associates and a limited partner of equity research at J.C. Bradford & Company. Mr. Hughes, Vice President and Senior Equity Analyst,
                                   is responsible for the analysis, purchase and sale recommendations of consumer staples, healthcare and technology securities for Delaware's small-cap and mid-cap value portfolios.
                                   He received a bachelor's degree in finance from Sienna College and an MBA from Vanderbilt
                                   University. Mr. Madden, Equity Analyst, joined Delaware Investments in 2004, from Gartmore
                                   Global Investments, where he specialized in technology and telecommunications. He has also worked as an equity analyst for Federated Investors, Inc. and as a corporate finance analyst at
                                   Lehman Brothers Inc. Mr. Madden holds a bachelor of arts degree in economics from DePaul
                                   University and an MBA from the University of Chicago Graduate School of Business. All team members are CFA charterholders.


                                                                           GPD-5


Fund                              Investment Adviser, Sub-Adviser, if any, and Portfolio Manager(s)
================================= ==============================================================================================
LVIP FI Equity-Income Fund        Adviser: LIA (aggregate advisory fee paid to DMC, the fund's former adviser, for fiscal year ended December 31, 2006 was 0.73% of the fund's average net assets).

                                  Sub-Adviser: Pyramis Global Advisors LLC (Pyramis), a subsidiary of Fidelity Management and Research Company (FMR), 82 Devonshire Street, Boston, MA 02109. Pyramis serves as sub-adviser for the fund.

                                  Portfolio Manager: Ciaran O'Neill. Mr. O'Neill joined Fidelity in 1995 as an analyst. In this capacity, he was responsible for developing strategies to identify undervalued equities with significant potential for price appreciation. In 1998, Mr. O'Neill served as a senior equity ana-
                                  lyst, covering technology and telecommunications at NCB Group in Dublin, Ireland and moved back to Boston in 1999 to direct the equity research efforts of Fidelity's Institutional
                                  Growth
                                  Group. In this capacity, Mr. O'Neill's research emphasized a value approach to stock selection.
                                  Mr. O'Neill has managed or co-managed funds at Fidelity since 2001. Most recently, he has headed up the value portfolio for Pyramis Global Advisors. He also managed Fidelity Struc-
                                  tured Large Cap Value Fund and Fidelity Structured Mid Cap Value Fund from February 2004 until February 2005. He received an MBA from Massachusetts Institute of Technology (Sloan
                                  School of management) in 1995.
LVIP Growth Opportunities Fund    Adviser: LIA (aggregate advisory fee paid to DMC, the fund's former adviser, for fiscal year ended December 31, 2006 was 0.99% of the fund's average net assets).

                                  Sub-Adviser: BAMCO, Inc., 767 Fifth Avenue, New York, New York 10153. BAMCO, Inc. is
                                  responsible for the day-to-day management of the fund since its inception date.

                                  Portfolio Manager: Ronald Baron serves as portfolio manager of the fund. Mr. Baron is the founder, chief executive officer and chairman of BAMCO, Inc. and the Baron Capital Group,
                                  Inc. and, with his family, is the principal owner of BCG and is responsible for day-to-day man-
                                  agement of the fund. Mr. Baron has been the portfolio manager of the Baron Capital Asset
                                  Fund since its inception.
LVIP Janus Capital Appreciation   Adviser: LIA (aggregate advisory fee paid to DMC, the fund's former adviser, for fiscal year
Fund                              ended December 31, 2006 was 0.75% of the fund's average net assets).

                                  Sub-Adviser: Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206.
                                  Janus has served as the fund's sub-adviser since 1994. Janus has been in the investment advisory business for over 38 years.

                                  Portfolio Manager: Mr. Edward Keely, Vice President of Janus, has been responsible for man-
                                  aging the fund since March 2006. Prior to joining Janus in 1998, he was a Senior Vice Presi-
                                  dent of Investments at Founders Funds. Mr Keely was also portfolio manager of Founders
                                  Growth Fund from 1994 to 1998. Prior to that, he served as assistant portfolio manager of
                                  Founders Discovery and Frontier Funds. Mr. Keely joined Founders in 1989 as an analyst and holds a bachelor's degree in economics from Colorado College. Mr. Keely is a Chartered Finan-
                                  cial Analyst and has 18 years of professional investment experience.


GPD-6


Fund                                 Investment Adviser, Sub-Adviser, if any, and Portfolio Manager(s)
==================================== ===========================================================================================
LVIP Mondrian International Value    Adviser: LIA (aggregate advisory fee paid to DMC, the fund's former adviser, for fiscal year
Fund                                 ended December 31, 2006 was 0.71% of the fund's average net assets).

                                     Sub-Adviser: Mondrian Investment Partners Limited, Fifth Floor, 10 Gresham Street, London
                                     EC2V 7JD, United Kingdom. Mondrian has been sub-adviser to the fund since 1998. Mondrian has been registered as an investment adviser with the SEC since 1990, and provides invest-
                                     ment advisory services primarily to institutional accounts and mutual funds in global and international equity and fixed income markets.

                                     Portfolio Manager(s): Clive A. Gillmore, Elizabeth A. Desmond, and Emma R.E. Lewis of
                                     Mondrian are primarily responsible for making day-to-day investment decisions and for set-
                                     ting the overall investment strategy for the fund. Ms. Lewis also has responsibility for ensur-
                                     ing that all cashflows are managed in a timely manner and that all strategy decisions are reflected in the portfolio of the fund. Mr. Gillmore, Deputy Managing Director and Senior
                                     Port-
                                     folio Manager for Mondrian, was a founding member of Mondrian in 1990. He is a graduate of the University of Warwick. Ms. Desmond, Joint Investment Officer and Senior Portfolio Man-
                                     ager, joined Mondrian in 1991. Ms. Desmond graduated from Wellesley College, holds a mas-
                                     ters degree from Stanford University and is a CFA Charterholder. Ms. Lewis, Senior
                                     Portfolio
                                     Manager, joined Mondrian in 1995. She is a graduate of Pembroke College, Oxford University and is an associate of the UK Society of Investment Professionals.
LVIP Money Market Fund               Adviser: LIA (aggregate advisory fee paid to DMC, the fund's former adviser, for fiscal year
                                     ended December 31, 2006 was 0.42% of the fund's average net assets).

                                     Sub-Adviser: DMC.

                                     Portfolio Manager: Cynthia I. Isom, Vice President and portfolio manager of DMC, manages the fund. She joined Delaware Investments in 1985 as a trader of money market, high grade corporate, and treasury securities. She previously worked for eight years in the securities
                                     industry, most recently in institutional sales with Merrill Lynch. Ms. Isom holds a bachelor's
                                     degree from Vassar College.
LVIP T. Rowe Price Structured Mid-   Adviser: LIA (aggregate advisory fee paid to DMC, the fund's former adviser, for fiscal year
Cap Growth Fund                      ended December 31, 2006 was 0.73% of the fund's average net assets).

                                     Sub-Adviser: T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, MD 21202.
                                     T.
                                     Rowe Price has been responsible for the day-to-day management of the fund since January,
                                     2004.

                                     Portfolio Manager: Donald J. Peters serves as portfolio manager of the fund. Mr. Peters is the
                                     chairman of a T. Rowe Price investment advisory committee for the fund, and is responsible for its day-to-day portfolio management. Mr. Peters has been a portfolio manager and quanti-
                                     tative analyst for T. Rowe Price since joining the firm in 1993. He holds a bachelor's degree in
                                     economics from Tulane University and an MBA from the Wharton School, University of Penn-
                                     sylvania. Effective October 1, 2007, P. Robert Bartolo will become Committee chairman and will be responsible for the day-to-day management of the fund. Mr. Bartolo, CFA, currently serves as a member of the Committee. Mr. Bartolo joined the firm in 2002, and previously was
                                     director of finance for MGM Mirage, Inc. Mr. Bartolo received a B.S. in accounting from the
                                     University of Southern California, and received an M.B.A. from the Wharton School.


                                                                           GPD-7


Fund                                 Investment Adviser, Sub-Adviser, if any, and Portfolio Manager(s)
==================================== ===========================================================================================
LVIP UBS Global Asset Allocation     Adviser: LIA (aggregate advisory fee paid to DMC, the fund's former adviser, for fiscal year
Fund                                 ended December 31, 2006 was 0.73% of the fund's average net assets).

                                     Sub-Adviser: UBS Global Asset Management (Americas) Inc. (UBS Global AM), One North
                                     Wacker Drive, Chicago, IL 60606. UBS Global AM has served as the fund's sub-adviser since
                                     January 2004.

                                     Portfolio Manager: Brian D. Singer, Chief Investment Officer Americas, is the lead portfolio
                                     manager for the fund. Mr. Singer has access to certain members of the fixed-income and equi-
                                     ties investment management teams, each of whom is allocated a specified portion of the fund
                                     over which he or she has independent responsibility for research, security selection and port-
                                     folio construction. The team members also have access to additional portfolio managers and analysts within the various asset classes and markets in the fund. Mr. Singer as lead portfolio
                                     manager and coordinator for management of the fund has responsibility for allocating the fund's assets among the various managers and analysts, occasionally implementing trades on behalf of analysts on the team and reviewing the overall composition of the fund to ensure its
                                     compliance with its stated investment objectives and strategies. Mr. Singer joined UBS in
                                     1990.
LVIP Wilshire Profile Funds (Fund
of Funds)                            Investment Adviser, Sub-Adviser, and Portfolio Manager(s)
LVIP Wilshire Conservative Profile   Adviser: LIA (for the Profile Funds, aggregate advisory fee paid to DMC, the fund's former
Fund                                 adviser, for fiscal year ended December 31, 2006 was 0.25% of each fund's average net
LVIP Wilshire Moderate Profile       assets).
Fund
LVIP Wilshire Moderately Aggres-     Sub-Adviser: Wilshire Associates Incorporated (Wilshire), 1299 Ocean Avenue, Suite 700,
sive Profile Fund                    Santa Monica, CA 90401.
LVIP Wilshire Aggressive Profile
Fund                                 Portfolio Manager: Mr. Victor Zhang is a Vice President, member of the Wilshire Funds Man-
LVIP Wilshire 2010 Profile Fund      agement Investment Committee and serves as portfolio manager of the funds. Mr. Zhang
LVIP Wilshire 2020 Profile Fund      joined Wilshire in 2006, from Harris myCFO Investment Advisory Services, LLC, where he was
LVIP Wilshire 2030 Profile Fund      the director responsible for portfolio structure and implementation since 2001. From 1996 to
LVIP Wilshire 2040 Profile Fund      2001, Mr. Zhang served as a senior consultant with Ernst & Young's Investment Advisory
                                     Ser-
                                     vices in Los Angeles. He holds a bachelor's degree in Business Economics from the
                                     University
                                     of California, Los Angeles.



Some of the funds using sub-advisers have names, investment objectives and investment policies that are very similar to certain publicly available mutual funds that are managed by these same sub-advisers. These funds will not have the same performance as those publicly available mutual funds. Different performance will result from many factors, including, but not limited to, different cash flows into and out of the funds, different fees, and different asset levels.

A discussion regarding the basis for the Trust's Board of Trustees approving the investment advisory contract for the funds and the sub-advisory contracts for certain of the funds is available in the annual report to shareholders for the twelve month period ended December 31, 2006 or the semi-annual report to shareholders for the six month period ended June 30, 2006.


GPD-8

Net Asset Value

Each fund determines its net asset value per share (NAV) as of close of regular trading (normally 4:00 p.m., New York time) on the New York Stock Exchange
(NYSE) on each day the NYSE is open for trading. The fund determines its NAV by:

  o adding the values of all securities investments and other assets;
  o subtracting liabilities (including dividends payable); and
  o dividing by the number of shares outstanding.

A fund's securities may be traded in other markets on days when the NYSE is closed. Therefore, the fund's NAV may fluctuate on days when you do not have access to the fund to purchase or redeem shares.


Each fund typically values its securities investments as follows:

  o equity securities, at their last sale prices on national securities exchanges or over-the-counter, or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on exchanges or over-the-counter; and
  o debt securities, at the price established by an independent pricing service, which is believed to reflect the fair value of these securities; and
  o fixed income securities with a maturity of less than sixty days are priced at amortized cost.


In certain circumstances, a fund may value its portfolio securities at fair value as estimated in good faith under procedures established by the fund's board of trustees. When a fund uses fair value pricing, it may take into account any factors it deems appropriate. A fund may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The price of securities used by a fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing may involve subjective judgments, and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.


The funds anticipate using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. A fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the fund values its securities, normally at 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. To account for this, a fund may frequently value many foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.


For each of the Profile Funds and Target Maturity Profile Funds (which are fund of funds), the Fund's net asset value is calculated based principally upon the net asset values of the shares of the underlying mutual funds in which the Fund invests. Please refer to the Prospectus and SAI for the underlying funds for an explanation of the circumstances under which those mutual funds will use fair value pricing and the effects of using fair value pricing. If the Profile Funds or Target Maturity Profile Funds own investments other than shares of underlying mutual funds, they will use the methodology described in this section to value those investments.

Share Classes

Each fund offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee, which is described in the prospectus offering Service Class shares. This prospectus only offers Standard Class shares.

Purchase and Redemption of Fund Shares

Each fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life), Lincoln Life & Annuity Company of New York
(LNY), and other insurance companies. The insurance companies hold the fund shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts.


Each fund sells and redeems its shares, without charge, at their NAV next determined after the fund or its agent receives a purchase or redemption request. The value of shares redeemed may be more or less than original cost.

Each fund normally pays for shares redeemed within seven days after the fund receives the redemption request. However, a fund may suspend redemption or postpone payment for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that a fund's disposal of investment securities, or determination of net asset value is not reasonably practicable; or (d) the SEC permits, by order, for the protection of fund shareholders.

                                                                           GPD-9


LIA and its affiliates, including Lincoln Financial Distributors, Inc. ("LFD") and/or the funds' sub-advisers, may pay additional compensation (at their own expense and not as an expense of the funds) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (collectively, "financial intermediaries") in connection with the sale or retention of fund shares or insurance products that contain the funds and/or shareholder servicing ("distribution assistance"). The level of payments made to a qualifying financial intermediary in any given year will vary. To the extent permitted by SEC and NASD rules and other applicable laws and regulations, LFD may pay or allow its affiliates to pay other promotional incentives or payments to financial intermediaries.


If a mutual fund sponsor, distributor or other party makes greater payments to your financial intermediary for distribution assistance than sponsors or distributors of other mutual funds make to your financial intermediary, your financial intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund complex making the higher payments over another mutual fund complex or over other investment options. You should consult with your financial intermediary and review carefully any disclosure provided by such intermediary as to compensation it receives in connection with investment products it recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments will not change the net asset value or the price of a fund's shares, as such payments are not made from fund assets.

For more information, please see the Statement of Additional Information.


Securities Lending
Each fund may, subject to approval by the Board of Trustees, seek to increase its income by lending its portfolio securities. Such loans will usually be made to member banks of the Federal Reserve System and member firms (and subsidiaries thereof) of the New York Stock Exchange and would be required to be secured continuously by collateral in cash, U.S. Government securities or an irrevocable letter of credit maintained on a current basis at an amount at least equal to the market value of the securities loaned. A fund would continue to collect the equivalent of the interest or dividends on the securities loaned and would receive either interest (through investment of cash collateral) or a fee (if the collateral is U. S. Government securities or a letter of credit). The principal risk of portfolio lending is potential default or insolvency of the borrower. In either of these cases a fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities.

Market Timing
Frequent, large, or short-term transfers among the funds, such as those associated with "market timing" transactions, may adversely affect the funds and their investment returns. Such transfers may dilute the value of fund shares, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs of the funds. The risks of frequent trading are more pronounced for funds investing a substantial percentage of assets in overseas markets. This is due to the time differential in pricing between U.S. and overseas markets, which market timers attempt to use to their advantage. As a result, the funds discourage such trading activity. As an effort to protect our fund investors and the funds from potentially harmful trading activity, we utilize certain market timing policies and procedures that have been approved by the fund's board of trustees (the "Market Timing Procedures"). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the funds and other mutual funds supporting the insurance contracts, that may adversely affect fund investors.

Each fund reserves the right to reject or restrict any purchase order (including exchanges) from any investor. The fund will exercise this right if, among other things, the fund identifies an investor as a "market timer" under the Market Timing Procedures.

While the funds have Market Timing Procedures, the funds, in seeking to identify market timing, also rely on the insurance companies that hold shares of the funds in separate accounts to support the insurance contracts. The funds receive purchase, exchange and redemption orders through omnibus accounts maintained for the funds. Omnibus account arrangements are common forms of holding shares of the funds, particularly among insurance companies offering variable insurance products and retirement plans. These arrangements permit intermediaries such as insurance companies to aggregate their clients' transactions and ownership positions. Each fund has entered into an agreement with each insurance company that holds fund shares to help detect and prevent market timing in the fund's shares. The agreement generally requires such insurance company to (i) provide, upon request by the fund, certain identifying and account information regarding contract owners who invest in fund shares through the omnibus account; and (ii) execute instructions from the fund to restrict further purchases or exchanges of fund shares by a contract owner who the fund has identified as a market timer.

As part of the Market Timing Procedures, the funds review periodic trade reports for unusual activity that may be suggestive of market timing. The funds maintain guidelines for assessing unusual activity based upon a variety of factors. Upon the identification of potential market timing, the fund contacts the applicable insurance company. If the fund identifies the contract holder as a "market timer," the insurance company will follow its procedures for restricting the contract holder's trading activity.


Fund investors seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect and deter such transfer activity may be limited by operational systems and technological limitations. The

GPD-10

identification of fund investors determined to be engaged in such transfer activity that may adversely affect other fund investors involves judgments that are inherently subjective.


As a result of these noted limitations, there is no guarantee that the funds will be able to identify possible market timing activity or that market timing will not occur in the funds. If we are unable to detect market timers, you may experience dilution in the value of your fund shares and increased brokerage and administrative costs in the fund. This may result in lower long-term returns for your investments.

In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). We also reserve the right to implement and administer redemption fees imposed by the fund in the future.


Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.

Portfolio Holdings Disclosure

A description of funds' policies and procedures with respect to the disclosure of the funds' portfolio securities is available in the Statement of Additional Information.


Distributions and Federal Income Tax Considerations

The funds' policy is to distribute substantially all of its net investment income and net realized capital gains each year to its shareholders. The funds may distribute net realized capital gains only once a year. Dividends and capital gain distributions will be automatically reinvested in additional fund shares of the same class of the fund at no charge.

Since all the shares of the funds' are owned directly or indirectly by Lincoln Life and LNY, this prospectus does not discuss the federal income tax consequence at the shareholder level. For information concerning the federal income tax consequences to owners of variable annuity contracts or variable life insurance contracts (contract owners), see the prospectus for the variable account.

Funds as Profile Fund Investments
The funds' may accept investments from the Profile Funds and Target Maturity Profile Funds, other investment series of the Trust, each of which operates as a fund of funds. The "fund of funds" structure operates in reliance on the federal securities laws and rules adopted thereunder which generally permit a fund to sell its shares to other affiliated funds and non-affiliated funds within strict percentage limitations. From time to time, the fund may experience large investments or redemptions due to allocations or rebalancings by the Profile Funds and Target Maturity Profile Funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on the funds' portfolio management. For example, the fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also increase transaction costs or portfolio turnover.


                                                                          GPD-11

Financial Highlights
The financial highlights table is intended to help you understand the financial performance of each fund's Standard Class shares for the past 5 years or for such shorter period of time as the fund has been in operation. With respect to certain noted funds included in the table, the information reflects the financial performance of each fund and its predecessor fund, which merged into the fund on April 30, 2003. Certain information reflects financial results for a single fund share. Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects any waivers and payment of fees by the manager, as applicable. If this is the case, performance would have been lower had the expense limitation not been in effect. The table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. This information has been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with each fund's financial statements, is included in the annual report, which is available upon request.


                                Income from Investment Operations              Less Dividends and Distributions From:
                           ------------------------------------------- -------------------------------------------------------
                                           Net Realized
                                               and
                                            Unrealized
                                           Gain (Loss)
                Net Asset       Net             on                                                      Total
                  Value     Investment   Investments and   Total From       Net      Net Realized     Dividends     Net Asset
                Beginning     Income         Foreign       Investment   Investment      Gain on          and        Value End
Period Ended    of Period     (Loss)        Currencies     Operations     Income      Investments   Distributions   of Period
-------------- ----------- ------------ ----------------- ------------ ------------ -------------- --------------- -----------
Lincoln VIP Aggressive Growth Fund (now LVIP T. Rowe Price Structured Mid-Cap Growth Fund)3,4
12/31/2006       $10.824           -           1.004          1.004            -             -               -       $11.828
12/31/2005       $ 9.857      (0.026)          0.993          0.967            -             -               -       $10.824
12/31/20041      $ 8.672      (0.039)          1.224          1.185            -             -               -       $ 9.857
12/31/20032      $ 6.539      (0.029)          2.162          2.133            -             -               -       $ 8.672
12/31/2002       $ 9.371      (0.036)         (2.796)        (2.832)           -             -               -       $ 6.539
Lincoln VIP Bond Fund (now LVIP Delaware Bond Fund)3,5
12/31/2006       $12.620       0.619          (0.028)         0.591       (0.571)            -          (0.571)      $12.640
12/31/2005       $12.966       0.520          (0.188)         0.332       (0.546)       (0.132)         (0.678)      $12.620
12/31/2004       $13.223       0.566           0.103          0.669       (0.534)       (0.392)         (0.926)      $12.966
12/31/20036      $12.989       0.549           0.382          0.931       (0.578)       (0.119)         (0.697)      $13.223
12/31/2002       $12.382       0.675           0.560          1.235       (0.627)       (0.001)         (0.628)      $12.989
Lincoln VIP Capital Appreciation Fund (now LVIP Janus Capital Appreciation Fund)3,5
12/31/2006       $18.376       0.051           1.725          1.776       (0.036)            -          (0.036)      $20.116
12/31/2005       $17.680       0.038           0.704          0.742       (0.046)            -          (0.046)      $18.376
12/31/2004       $16.793      (0.009)          0.896          0.887            -             -               -       $17.680
12/31/20037      $12.678      (0.014)          4.129          4.115            -             -               -       $16.793
12/31/2002       $17.358      (0.032)         (4.648)        (4.680)           -             -               -       $12.678
Lincoln VIP Core Fund3,5
12/31/20068      $10.407       0.128           1.322          1.450       (0.084)            -          (0.084)      $11.773
12/31/20059      $10.000       0.078           0.366          0.444       (0.037)            -          (0.037)      $10.407
Lincoln VIP Equity-Income Fund (now LVIP FI Equity-Income Fund)3,5
12/31/200611     $17.994       0.221           1.720          1.941       (0.205)       (1.499)         (1.704)      $18.231
12/31/2005       $18.020       0.217           0.540          0.757       (0.204)       (0.579)         (0.783)      $17.994
12/31/2004       $16.595       0.247           1.366          1.613       (0.188)            -          (0.188)      $18.020
12/31/200312     $12.653       0.163           3.921          4.084       (0.142)            -          (0.142)      $16.595
12/31/2002       $15.339       0.162          (2.544)        (2.382)      (0.148)       (0.156)         (0.304)      $12.653
Lincoln VIP Global Asset Allocation Fund (now LVIP UBS Global Asset Allocation Fund)3,4
12/31/2006       $14.535       0.273           1.767          2.040       (0.197)       (0.732)         (0.929)      $15.646
12/31/2005       $14.186       0.187           0.729          0.916       (0.177)       (0.390)         (0.567)      $14.535
12/31/200413     $12.704       0.190           1.515          1.705       (0.223)            -          (0.223)      $14.186
12/31/200314     $10.890       0.134           2.045          2.179       (0.365)            -          (0.365)      $12.704
12/31/2002       $12.563       0.221          (1.708)        (1.487)      (0.186)            -          (0.186)      $10.890
Lincoln VIP Growth Fund3,5
12/31/200615     $11.704       0.011           0.712          0.723            -             -               -       $12.427
12/31/20059      $10.000      (0.004)          1.708          1.704            -             -               -       $11.704
Lincoln VIP Growth and Income Fund (now LVIP Delaware Growth and Income Fund)3,5
12/31/2006       $31.673       0.450           3.454          3.904       (0.420)            -          (0.420)      $35.157
12/31/2005       $30.407       0.427           1.253          1.680       (0.414)            -          (0.414)      $31.673
12/31/2004       $27.502       0.458           2.821          3.279       (0.374)            -          (0.374)      $30.407
12/31/200316     $21.438       0.304           6.047          6.351       (0.287)            -          (0.287)      $27.502
12/31/200217     $27.849       0.275          (6.422)        (6.147)      (0.264)            -          (0.264)      $21.438
Lincoln VIP Growth Opportunities Fund (now LVIP Growth Opportunities Fund)3,5
12/31/200618     $12.513      (0.015)          1.288          1.273            -             -               -       $13.786
12/31/20059      $10.000      (0.067)          2.580          2.513            -             -               -       $12.513
Lincoln VIP International Fund (now LVIP Mondrian International Value Fund)3,4
12/31/2006       $17.966       0.569           4.778          5.347       (0.610)            -          (0.610)      $22.703

                                            Ratio of Net                   Net
                                Ratio of     Investment                 Assets At
                              Expenses to      Income                     End of
                                Average       (Loss) to    Portfolio      Period
                   Total          Net        Average Net    Turnover      (000's
Period Ended       Return        Assets        Assets         Rate       omitted)
-------------- ------------- ------------- -------------- ----------- -------------
Lincoln VIP Aggressive Growth Fund (now LVIP T. Rowe Price Structured Mid-Cap
Growth Fund)3,4
12/31/2006        9.28%         0.85%       (0.00%)            41%     $  282,397
12/31/2005        9.81%         0.87%       (0.26%)            38%     $  272,838
12/31/20041      13.66%         0.91%       (0.44%)           106%     $  269,192
12/31/20032      32.62%         0.90%       (0.39%)            94%     $  267,451
12/31/2002      (30.22%)        0.87%       (0.47%)            77%     $  213,893
Lincoln VIP Bond Fund (now LVIP Delaware Bond Fund)3,5
12/31/2006        4.71%         0.40%        4.89%            397%     $  943,819
12/31/2005        2.64%         0.41%        4.02%            270%     $  921,661
12/31/2004        5.30%         0.42%        4.31%            329%     $  898,105
12/31/20036       7.28%         0.44%        4.13%            652%     $  855,329
12/31/2002       10.13%        0.44%46       5.29%            612%     $  770,020
Lincoln VIP Capital Appreciation Fund (now LVIP Janus Capital Appreciation Fund)3,5
12/31/2006        9.67%        0.70%29       0.27%             99%     $  488,232
12/31/2005        4.20%        0.73%28       0.22%             85%     $  544,301
12/31/2004        5.28%        0.80%27      (0.06%)            33%     $  659,385
12/31/20037      32.45%         0.82%       (0.10%)            21%     $  789,544
12/31/2002      (26.96%)        0.80%       (0.21%)            27%     $  678,243
Lincoln VIP Core Fund3,5
12/31/20068      13.95%        0.84%31       1.16%             46%     $   49,273
12/31/20059       4.44%       0.84%10,30     1.14%             43%     $   14,612
Lincoln VIP Equity-Income Fund (now LVIP FI Equity-Income Fund)3,5
12/31/200611     11.27%        0.69%33       1.24%            199%     $  738,199
12/31/2005        4.49%        0.78%32       1.23%            151%     $  765,796
12/31/2004        9.77%         0.80%        1.47%            120%     $  830,276
12/31/200312     32.35%         0.82%        1.15%            134%     $  810,728
12/31/2002      (15.67%)        0.82%        1.16%            130%     $  618,330
Lincoln VIP Global Asset Allocation Fund (now LVIP UBS Global Asset Allocation
Fund)3,4
12/31/2006       14.51%         0.91%        1.83%             78%     $  291,846
12/31/2005        6.80%         0.93%        1.33%             91%     $  273,272
12/31/200413     13.54%         1.03%        1.46%            139%     $  268,263
12/31/200314     20.40%         1.06%        1.16%            191%     $  257,804
12/31/2002      (11.89%)        1.00%        1.88%            133%     $  242,101
Lincoln VIP Growth Fund3,5
12/31/200615      6.18%        0.86%35       0.09%            182%     $   40,028
12/31/20059      17.04%       0.86%10,34    (0.06%)           251%     $   12,619
Lincoln VIP Growth and Income Fund (now LVIP Delaware Growth and Income Fund)3,5
12/31/2006       12.36%         0.38%        1.37%             29%     $1,989,459
12/31/2005        5.54%         0.38%        1.39%             20%     $2,076,169
12/31/2004       11.99%         0.37%        1.63%             38%     $2,245,431
12/31/200316     29.71%         0.38%        1.28%             72%     $2,242,161
12/31/200217    (22.07%)       0.36%46       1.13%             68%     $1,911,558
Lincoln VIP Growth Opportunities Fund (now LVIP Growth Opportunities Fund)3,5
12/31/200618     10.17%        1.18%37      (0.11%)           269%     $    1,920
12/31/20059      25.13%       1.18%19,36    (0.86%)           376%     $    1,165
Lincoln VIP International Fund (now LVIP Mondrian International Value Fund)3,4
12/31/2006       30.01%         0.84%        2.80%             14%     $  796,037


GPD-12


                                Income from Investment Operations              Less Dividends and Distributions From:
                           ------------------------------------------- -------------------------------------------------------
                                           Net Realized
                                               and
                                            Unrealized
                                           Gain (Loss)
                Net Asset       Net             on                                                      Total
                  Value     Investment   Investments and   Total From       Net      Net Realized     Dividends     Net Asset
                Beginning     Income         Foreign       Investment   Investment      Gain on          and        Value End
Period Ended    of Period     (Loss)        Currencies     Operations     Income      Investments   Distributions   of Period
-------------- ----------- ------------ ----------------- ------------ ------------ -------------- --------------- -----------
12/31/2005       $16.304      0.436            1.587          2.023       (0.361)            -          (0.361)      $17.966
12/31/200420     $13.620      0.332            2.509          2.841       (0.157)            -          (0.157)      $16.304
12/31/200321     $ 9.797      0.311            3.745          4.056       (0.233)            -          (0.233)      $13.620
12/31/2002       $11.155      0.199           (1.403)        (1.204)      (0.154)            -          (0.154)      $ 9.797
Lincoln VIP Managed Fund (now LVIP Delaware Managed Fund)3,5
12/31/2006       $15.708      0.366            1.285          1.651       (0.402)            -          (0.402)      $16.957
12/31/2005       $15.391      0.305            0.384          0.689       (0.372)            -          (0.372)      $15.708
12/31/2004       $14.299      0.306            1.108          1.414       (0.322)            -          (0.322)      $15.391
12/31/200322     $11.881      0.245            2.458          2.703       (0.285)            -          (0.285)      $14.299
12/31/2002       $13.825      0.347           (1.878)        (1.531)      (0.413)            -          (0.413)      $11.881
Lincoln VIP Money Market Fund (now LVIP Money Market Fund)5
12/31/2006       $10.000      0.457                -          0.457       (0.457)            -          (0.457)      $10.000
12/31/2005       $10.000      0.278                -          0.278       (0.278)            -          (0.278)      $10.000
12/31/2004       $10.000      0.087                -          0.087       (0.087)            -          (0.087)      $10.000
12/31/200323     $10.000      0.068                -          0.068       (0.068)            -          (0.068)      $10.000
12/31/2002       $10.003      0.136                -          0.136       (0.139)            -          (0.139)      $10.000
Lincoln VIP Social Awareness Fund (now LVIP Delaware Social Awareness Fund)3,5
12/31/2006       $32.259      0.326            3.637          3.963       (0.302)            -          (0.302)      $35.920
12/31/2005       $29.034      0.297            3.189          3.486       (0.261)            -          (0.261)      $32.259
12/31/2004       $26.001      0.368            2.921          3.289       (0.256)            -          (0.256)      $29.034
12/31/200324     $19.875      0.222            6.099          6.321       (0.195)            -          (0.195)      $26.001
12/31/2002       $25.810      0.233           (5.951)        (5.718)      (0.217)            -          (0.217)      $19.875
Lincoln VIP Special Opportunities Fund (now LVIP Delaware Special Opportunities Fund)3,5
12/31/2006       $39.849      0.583            5.688          6.271       (0.537)       (1.534)         (2.071)      $44.049
12/31/2005       $36.112      0.581            4.839          5.420       (0.436)       (1.247)         (1.683)      $39.849
12/31/2004       $29.753      0.452            6.292          6.744       (0.385)            -          (0.385)      $36.112
12/31/200325     $22.471      0.390            7.227          7.617       (0.335)            -          (0.335)      $29.753
12/31/2002       $26.006      0.418           (3.467)        (3.049)      (0.365)       (0.121)         (0.486)      $22.471
Lincoln VIP Conservative Profile Fund (now LVIP Wilshire Conservative Profile Fund)3,5
12/31/2006       $10.591      0.187            0.797          0.984       (0.178)       (0.005)         (0.183)      $11.392
12/31/20059      $10.000      0.131            0.460          0.591            -             -               -       $10.591
Lincoln VIP Moderate Profile Fund (now LVIP Wilshire Moderate Profile Fund)3,5
12/31/2006       $10.866      0.132            1.171          1.303       (0.121)       (0.001)         (0.122)      $12.047
12/31/20059      $10.000      0.082            0.784          0.866            -             -               -       $10.866
Lincoln VIP Moderately Aggressive Profile Fund (now LVIP Wilshire Moderately Aggressive Profile Fund) 3,5
12/31/2006        11.100      0.137            1.427          1.564       (0.135)       (0.001)         (0.136)      $12.528
12/31/20059      $10.000      0.136            0.964          1.100            -             -               -       $11.100
Lincoln VIP Aggressive Profile Fund (now LVIP Wilshire Aggressive Profile Fund)3,5
12/31/2006       $11.392      0.069            1.809          1.878       (0.116)       (0.001)         (0.117)      $13.153
12/31/20059      $10.000      0.055            1.337          1.392            -             -               -       $11.392

                                            Ratio of Net                   Net
                                Ratio of     Investment                 Assets At
                              Expenses to      Income                     End of
                                Average       (Loss) to    Portfolio      Period
                   Total          Net        Average Net    Turnover      (000's
Period Ended       Return        Assets        Assets         Rate       omitted)
-------------- ------------- ------------- -------------- ----------- -------------
12/31/2005       12.54%         0.92%          2.58%            7%     $  550,669
12/31/200420     20.94%         0.98%          2.33%            9%     $  435,012
12/31/200321     41.62%         1.04%          2.81%           14%     $  352,183
12/31/2002      (10.78%)        1.02%          1.84%            9%     $  255,516
Lincoln VIP Managed Fund (now LVIP Delaware Managed Fund)3,5
12/31/2006       10.57%         0.50%          2.25%          143%     $  525,479
12/31/2005        4.49%         0.51%          1.96%           92%     $  545,772
12/31/2004       10.00%         0.49%          2.10%          145%     $  581,333
12/31/200322     22.90%         0.50%          1.90%          237%     $  587,274
12/31/2002      (11.08%)       0.47%46         2.69%          318%     $  524,827
Lincoln VIP Money Market Fund (now LVIP Money Market Fund)5
12/31/2006        4.68%         0.49%          4.62%          N/A      $  444,510
12/31/2005        2.79%         0.54%          2.78%          N/A      $  331,371
12/31/2004        0.88%         0.53%          0.87%          N/A      $  297,914
12/31/200323      0.68%         0.52%          0.69%          N/A      $  350.584
12/31/2002        1.36%        0.49%46         1.35%          N/A      $  519,071
Lincoln VIP Social Awareness Fund (now LVIP Delaware Social Awareness Fund)3,5
12/31/2006       12.31%         0.41%          0.97%           28%     $1,131,469
12/31/2005       12.03%         0.42%          0.99%           28%     $1,149,865
12/31/2004       12.70%         0.41%          1.38%           38%     $1,111,254
12/31/200324     31.86%         0.43%          0.99%           60%     $1,062,079
12/31/2002      (22.14%)       0.40%46         1.03%           32%     $  857,646
Lincoln VIP Special Opportunities Fund (now LVIP Delaware Special Opportunities
Fund)3,5
12/31/2006       16.05%         0.44%          1.40%           11%     $  807,158
12/31/2005       15.65%         0.45%          1.55%           13%     $  764,088
12/31/2004       22.76%         0.47%          1.43%           36%     $  652,224
12/31/200325     33.99%         0.52%          1.56%           80%     $  541,170
12/31/2002      (11.75%)       0.47%46         1.67%           55%     $  439,984
Lincoln VIP Conservative Profile Fund (now LVIP Wilshire Conservative Profile
Fund)3,5
12/31/2006        9.34%       0.30%26,39       1.72%           28%     $   10,474
12/31/20059       5.91%       0.30%26,38       1.87%           20%     $    2,440
Lincoln VIP Moderate Profile Fund (now LVIP Wilshire Moderate Profile Fund)3,5
12/31/2006       12.04%       0.30%26,41       1.16%           19%     $   39,500
12/31/20059       8.66%       0.30%26,40       1.16%           10%     $   12,391
Lincoln VIP Moderately Aggressive Profile Fund (now LVIP Wilshire Moderately
Aggressive Profile Fund) 3,5
12/31/2006       14.14%       0.30%26,43       1.16%           27%     $   36,657
12/31/20059      11.00%       0.30%26,42       1.88%           10%     $   11,426
Lincoln VIP Aggressive Profile Fund (now LVIP Wilshire Aggressive Profile Fund)3,5
12/31/2006       16.54%       0.30%26,45       0.57%           40%     $   15,102
12/31/20059      13.92%       0.30%26,44       0.75%           15%     $    4,280



1 Commencing January 1, 2004, T. Rowe Price replaced Putnam Investments as the
  Fund's sub-adviser.


2 Effective April 30, 2003, the Lincoln National Aggressive Growth Fund, Inc.
  was merged into the Aggressive Growth Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Aggressive Growth Fund, Inc.


3 The average shares outstanding method has been applied for per share information.

4 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

5 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

6 Effective April 30, 2003, the Lincoln National Bond Fund, Inc. was merged into the Bond Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Bond Fund, Inc.



7 Effective April 30, 2003, the Lincoln National Capital Appreciation Fund,
  Inc. was merged into the Capital Appreciation Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Capital Appreciation Fund, Inc.


8 Commencing December 1, 2006, ClearBridge Advisors LLC, a subsidiary of Legg
  Mason, Inc., replaced Salomon Brothers Asset Management Inc. as the Fund's sub-advisor.

9 Operations related to the Standard Class of the fund commenced May 3, 2005.
  2005 ratios and portfolio turnover have been annualized and total return has not been annualized.


                                                                          GPD-13


10 Ratio for the period ended December 31, 2005 including fees paid indirectly in accordance with Securities and Exchange Commission rules was 0.89%.

11 Commencing September 1, 2006, Pyramis Global Advisors, LLC, a subsidiary of
   Fidelity Management and Research Company (FMR), replaced FMR as the Fund's sub-advisor.

12 Effective April 30, 2003, the Lincoln National Equity-Income Fund, Inc. was merged into the Equity-Income Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Equity-Income Fund, Inc.

13 Commencing January 1, 2004, UBS Global Asset Management (Americas), Inc.
  replaced Putnam Investments as the Fund's sub-advisor.

14 Effective April 30, 2003, the LIncoln National Global Asset Allocation Fund,
   Inc. was merged into the Global Asset Allocation Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Global Asset Allocation Fund, Inc.

15 Commencing September 30, 2006, Blackrock Investment Management, LLC replaced
   Fund Asset Management, LP, doing business as Mercury Advisors as the Fund's sub-advisor.

16 Effective April 30, 2003, the Lincoln National Growth and Income Fund, Inc.
   was merged into the Growth and Income Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Growth and Income Fund, Inc.

17 Effective July 1, 2002, Delaware Management Company, the Fund's investment manager, assumed responsibility for the day-to-day management of the Fund's investment portfolio.

18 Commencing September 1, 2006, BAMCO, Inc. replaced Fund Asset Management,
  LP, doing business as Mercury Advisors as the Fund's sub-advisor.

19 Ratio for the period ended December 31, 2005 including fees paid indirectly in accordance with Securities and Commission rules was 1.23%

20 Commencing September 24, 2004, Mondrian Investment Partners Limited replaced
  Delaware International Advisers Limited as the Fund's sub-advisor.

21 Effective April 30, 2003, the Lincoln National International Fund, Inc. was merged into the International Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National International Fund, Inc.

22 Effective April 30, 2003, the Lincoln National Managed Fund, Inc. was merged into the Managed Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Managed Fund, Inc.

23 Effective April 30, 2003, the Lincoln National Money Market Fund, Inc. was merged into the Money Market Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Money Market Fund, Inc.

24 Effective April 30, 2003, the Lincoln National Social Awareness Fund, Inc.
   was merged into the Social Awareness Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Social Awareness Fund, Inc.

25 Effective April 30, 2003, the Lincoln National Special Opportunities Fund,
   Inc. was merged into the Special Opportunities Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Special Opportunities Fund.

26 Does not include expenses of the investment companies in which the Fund invests.

27 Net of advisory fee waiver. If no fees had been waived by the advisor, the ratio of expenses to the average net assets for the Lincoln VIP Capital Appreciation Fund would have been 0.81%.

28 Net of advisory fee waiver. If no fees had been waived by the adviser, the ratio of expenses to the average net assets for the Lincoln VIP Capital Appreciation Fund would have been 0.83%.

29 Net of advisory fee waiver. If no fees had been waived by the adviser, the ratio of expenses to the average net assets for the Lincoln VIP Capital Appreciation Fund would have been 0.83%.

30 Net of expenses absorbed or waived. If no fees had been waived, the ratio of expenses to the average net assets for the Lincoln VIP Core Fund would have been 3.61%.

31 Net of expenses absorbed or waived. If no fees had been waived, the ratio of expenses to the average net assets for the Lincoln VIP Core Fund would have been 1.22%.

32 Net of advisory fee waiver. If no fees had been waived by the adviser, the ratio of expenses to the average net assets for the Lincoln VIP Equity-Income Fund would have been 0.80%.

33 Net of advisory fee waiver. If no fees had been waived by the adviser, the ratio of expenses to the average net assets for the Lincoln VIP Equity-Income Fund would have been 0.80%.

34 Net of expenses absorbed or waived. If no fees had been waived, the ratio of expenses to the average net assets for the Lincoln VIP Growth Fund would have been 3.22%.

35 Net of expenses absorbed or waived. If no fees had been waived, the ratio of expenses to the average net assets for the Lincoln VIP Growth Fund would have been 1.34%.

36 Net of expenses absorbed or waived. If no fees had been waived, the ratio of expenses to the average net assets for the Lincoln VIP Growth Opportunities Fund would have been 6.61%.

37 Net of expenses absorbed or waived. If no fees had been waived, the ratio of expenses to the average net assets for the Lincoln VIP Growth Opportunities Fund would have been 4.62%.

38 Net of expenses absorbed or waived. If no fees had been waived, the ratio of expenses to the average net assets for the Lincoln VIP Conservative Profile Fund would have been 1.53%.

39 Net of expenses absorbed or waived. If no fees had been waived, the ratio of expenses to the average net assets for the Lincoln VIP Conservative Profile Fund would have been 0.54%.

40 Net of expenses absorbed or waived. If no fees had been waived, the ratio of expenses to the average net assets for the Lincoln VIP Moderate Profile
   Fund would have been 0.60%.

41 Net of expenses absorbed or waived. If no fees had been waived, the ratio of expenses to the average net assets for the Lincoln VIP Moderate Profile
   Fund would have been 0.32%.


GPD-14


42 Net of expenses absorbed or waived. If no fees had been waived, the ratio of expenses to the average net assets for the Lincoln VIP Moderately
   Aggressive Profile Fund would have been 0.79%.

43 Net of expenses absorbed or waived. If no fees had been waived, the ratio of expenses to the average net assets for the Lincoln VIP Moderately
   Aggressive Profile Fund would have been 0.36%.

44 Net of expenses absorbed or waived. If no fees had been waived, the ratio of expenses to the average net assets for the Lincoln VIP Aggressive Profile Fund would have been 1.91%.

45 Net of expenses absorbed or waived. If no fees had been waived, the ratio of expenses to the average net assets for the Lincoln VIP Aggressive Profile Fund would have been 0.61%.

46 Net of advisory fee waiver. If no fees had been waived by the adviser, the ratio of expenses to the average net assets for the Lincoln National Bond Fund, Inc., Lincoln National Growth and Income Fund, Inc., Lincoln National Managed Fund, Inc., Lincoln National Money Market Fund, Inc., Lincoln National Social Awareness Fund, Inc., and Lincoln National Special Opportunities Fund, Inc. would have been 0.46%, 0.38%, 0.49%, 0.51%, 0.42%, and 0.49% respectively.

General Information
This prospectus does not contain all the information included in the registration statements that the funds have filed with the SEC. You may examine the registration statements at the SEC in Washington, D.C. Statements made in the prospectus about any variable annuity contract, variable life insurance contract, or other document referred to in a contract, are not necessarily complete. In each instance, we refer you to the copy of that contract or other document filed as an exhibit to the related registration statement. We qualify each statement in all respects by that reference.

The use of a fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in a fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The Trust's Board of Trustees of each fund will monitor for any material conflicts and determine what action, if any, the fund or a variable account should take.


A conflict could arise that requires a variable account to redeem a substantial amount of assets from any of the funds. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in that fund. Also, that fund could determine that it has become so large that its size materially impairs investment performance. The fund would then examine its options.


You can find additional information in the Trust's statement of additional information (SAI), which is on file with the SEC. The Trust incorporates its SAI, dated April 30, 2007, into its prospectus. The Trust will provide a free copy of its SAI upon request.

You can find further information about each fund's investments in the fund's annual and semi-annual reports to shareholders, when available. The annual report discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. The fund will provide a free copy of its annual and semi-annual report upon request, when available.

The Trust will issue unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Trust's independent auditors. For an SAI, annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). Also call this number to request other information about a fund, or to make inquiries. The Trust does not maintain an internet website.

You can review and copy information about the funds (including the SAIs) at the SEC's public reference room in Washington, D.C. You can get information on the operation of the public reference room by calling the SEC at 1-202-551-8090. You can also get reports and other information about the funds on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by writing the SEC Public Reference Section, 100 F. Street N.E., D.C. 20549, or by electronic request at the following e-mail address: publicinfo@sec.gov.


                             SEC File No: 811-08090

                                                                          GPD-15

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                Lincoln Variable Insurance Products Trust


LVIP Cohen & Steers Global Real Estate Fund

LVIP Delaware Bond Fund

LVIP Delaware Growth and Income Fund

LVIP Delaware Managed Fund

LVIP Delaware Social Awareness Fund

LVIP Delaware Special Opportunities Fund

LVIP FI Equity-Income Fund

LVIP Growth Opportunities Fund

LVIP Janus Capital Appreciation Fund

LVIP Mondrian International Value Fund

LVIP Money Market Fund

LVIP T. Rowe Price Structured Mid-Cap Growth Fund

LVIP UBS Global Asset Allocation Fund

LVIP Wilshire Conservative Profile Fund

LVIP Wilshire Moderate Profile Fund

LVIP Wilshire Moderately Aggressive Profile Fund

LVIP Wilshire Aggressive Profile Fund

LVIP Wilshire 2010 Profile Fund

LVIP Wilshire 2020 Profile Fund

LVIP Wilshire 2030 Profile Fund

LVIP Wilshire 2040 Profile Fund

                Service Class


                1300 South Clinton Street
                Fort Wayne, Indiana 46802

                Prospectus April 30, 2007

Each fund is a series of the Lincoln Variable Insurance Products Trust (referred to as "fund") that sells its shares directly or indirectly to The Lincoln National Life Insurance Company and its affiliates (Lincoln Life). Lincoln Life holds the shares in its separate accounts to support variable annuity contracts and variable life contracts (contracts). We refer to a separate account as a variable account. Each variable account has its own prospectus that describes the account and the contracts it supports. You choose the fund or funds in which a variable account invests your contract assets. In effect, you invest indirectly in the fund(s) that you choose under the contract. This prospectus discusses the information about the fund that you should know before choosing to invest your contract assets in the fund.


As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
-------------------------------------------------------------------------------

We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Fund Overview-LVIP Cohen & Steers Global Real Estate Fund
What are the fund's goals and main investment strategies?
The investment objective of the LVIP Cohen & Steers Global Real Estate Fund
(fund) is total return through a combination of current income and long-term capital appreciation. This objective is non-fundamental and may be changed without shareholder approval.

The fund pursues its objective by investing primarily in equity securities of companies in the real estate industry located throughout the world, including Real Estate Investment Trusts (REITs) and other publicly traded real estate companies. The fund is not limited in the extent to which it may invest in real estate equity securities of companies domiciled in emerging market countries. When evaluating the fund's performance, the FTSE EPRA/NAREIT Global Real Estate Index is used as the benchmark. The FTSE EPRA/NAREIT Global Real Estate Index tracks the performance of the listed real estate companies and REITS worldwide. Index constituents are free-float adjusted, liquidity, size and revenue screened.

The sub-adviser adheres to an integrated, relative value investment process to achieve the total return objective. In this regard, a proprietary valuation model ranks global securities on price-to-net asset value (NAV), which the sub-adviser believes is the primary determinant of real estate security valuation, and guides a bottom-up portfolio construction process. Analysts incorporate both quantitative and qualitative analysis in their NAV estimates. The company research process includes an evaluation of management, strategy, property quality, financial strength and corporate structure. In addition to the NAV model, portfolio managers may use secondary valuation tools including cash flow multiple/growth or discounted cash flow models. Judgments with respect to risk control, diversification, liquidity and other factors overlay the model's output and drive the portfolio managers' investment decision.

Under normal circumstances, at least 80% of the fund's assets will be invested in securities of companies in the real estate industry, including REITs and domestic and foreign real estate companies. A company is considered to be in the real estate industry if it (i) derives at least 50% of its revenues or profits from the ownership, construction, management, financing or sale of residential, commercial or industrial real estate or (ii) has at least 50% of the fair market value of its assets invested in residential, commercial or industrial real estate. The fund is classified as non-diversified.

The fund does not intend to engage in active and frequent trading of its portfolio securities in order to achieve its investment objective. Market conditions, however, could result in a greater degree of market activity and a higher portfolio turnover rate. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with high portfolio turnover may adversely affect the fund's performance.

The fund may also use other investment strategies, to a lesser degree, to pursue its investment objective. The fund's SAI describes these other investment strategies and the risks involved.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

Lincoln Investment Advisory Corporation (LIA) serves as the investment adviser to the fund. Day-to-day management of the fund's securities investments has been sub-advised to Cohen & Steers Capital Management, Inc. For more information regarding the investment adviser and sub-adviser, please refer to the General Prospectus Disclosure.

What are the main risks of investing in the fund?

Investing in stocks and other securities involves the risk that the value of the securities purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's investments and, therefore, the value of the fund's shares held under your contract to fluctuate. Loss of money is a risk of investing in the fund.

Since the fund is concentrated in the real estate industry, it is less diversified than stock funds investing in a broad range of industries and, therefore, could experience price declines when conditions are unfavorable in the market sector or industry in which it invests. For example, investing in real estate companies entails the risks of the real estate business generally, including sensitivity to economic and business cycles, interest rates, changing demographic patterns and government actions. In addition, because the fund is considered non-diversified, the fund can invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a more diversified fund.

Investing in foreign equity securities and debt obligations involves additional risks not present when investing in U.S. securities. Foreign currency fluctuations or economic or financial instability could cause the value of the fund's investments and, therefore, the value of the fund's shares to fluctuate, and you could lose money.

                                                                          CGRE-1

Investing in foreign securities also involves the risk of loss from foreign government or political actions. These actions could range from changes in tax or trade statutes to governmental collapse and war. These actions could include a foreign government's imposing a heavy tax on a company, withholding the company's payment of interest or dividends, seizing assets of a company, taking over a company, barring the fund's withdrawal of assets from the country, and limiting the convertibility of a currency. As a general matter, risk of loss is typically higher for issuers located in emerging markets.

How has the fund performed?

The fund commenced operations on May 1, 2007. Once the fund has at least one calendar year of performance, a bar chart and performance table will be included in the prospectus. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future.

Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.

Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                             N/A
 Deferred Sales Charge (Load)                                                         N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                          N/A
 Redemption Fee                                                                       N/A
 Exchange Fee                                                                         N/A
 Account Maintenance Fee                                                              N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                        0.95%
 Distribution and/or Service (12b-1) fees                                              0.25%
 Other Expenses1                                                                       0.15%
 Annual Fund Operating Expenses                                                        1.35%
 Less Fee Waiver and Expense Reimbursement2,3                                         (0.25%)
 Net Expenses                                                                          1.10%

1 Other Expenses have been estimated for the current fiscal year.

2 Lincoln Investment Advisors Corporation (LIA) has contractually agreed to reimburse the fund's Service Class to the extent that the Total Annual Fund Operating Expenses exceed 1.10% of average daily net assets. The Agreement will continue at least through April 30, 2008, and will renew automatically for one-year terms unless LIA provides written notice of termination to the fund.

3 LIA has contractually agreed to waive the following portion of its advisory fee for the fund: 0.22% of the first $250,000,000 of average net assets of the fund and 0.32% of the excess over $250,000,000 of average daily net assets of the fund. The fee waiver will continue at least through April 30, 2008, and renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example reflects the net operating expenses with expense waivers for the one year contractual period and the total operating expenses without waivers for the years two and three. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

 1 year   3 years   5 years1   10 years1
-------- --------- ---------- ----------
   $112     $403   N/A        N/A

1 Only one-year and three-year expenses are shown since the fund is new. The fund will have expenses beyond year three.

CGRE-2

Prior Performance of Similar Accounts

When a new fund is added to the Lincoln Variable Insurance Products Trust, such as the LVIP Cohen & Steers Global Real Estate Fund, comparable account presentation is generally shown in the prospectus for two years. Performance of comparable accounts shows you how a substantially similar account (or composite of substantially similar accounts), managed by the applicable sub-adviser, has performed in the past over a longer period of time. It does not show you how the fund has performed or will perform.

When showing comparable performance using a composite, the sub-adviser generally includes all of its accounts with substantially similar goals and policies. Performance information has been provided by the applicable sub-adviser and is not within the control of and has not been independently verified by Lincoln Life or LIA.

All composite results are asset weighted and calculated monthly. Quarterly and annual composite performance figures are computed by linking monthly returns. Performance figures for each account are calculated monthly. Monthly market values include income accruals.

The overall performance of, and sales loads charged by, the mutual funds and their expenses reflected in each presentation, other than those funds sponsored by the respective fund sub-advisers (non-proprietary funds), have been provided by the sponsors or administrators for such funds and are not within the control of and have not been independently verified by the sub-adviser, Lincoln Life or LIA.

The following chart does not show you the performance of the LVIP Cohen & Steers Global Real Estate Fund - it shows the historical performance of all similar accounts managed by Cohen & Steers Capital Management, Inc. (the Cohen & Steers Global Real Estate Securities composite).

The accounts in the Cohen & Steers Global Real Estate Securities composite have investment objectives, policies, and strategies that are substantially similar to those of the LVIP Cohen & Steers Global Real Estate Fund. As of December 31, 2006, the Cohen & Steers Global Real Estate Securities composite consisted of two separate accounts and one mutual fund.

The performance of the Cohen & Steers Global Real Estate Securities composite is intended to show the historical track record of the sub-adviser and is not intended to imply how the LVIP Cohen & Steers Global Real Estate Fund has performed or will perform. Total returns represent past performance of the composite and not the LVIP Cohen and Steers Global Real Estate Fund. Variable insurance, separate account and contract charges are not reflected in the composite. If such charges were reflected, the performance shown would be lower.

                                                              For periods ended
                                                                   12/31/06
                                                              ------------------
                                                                                    Since
                                                               1 year   3 years   Inception*
                                                              -------- --------- -----------
  Cohen & Steers Global Real Estate Securities composite1,2   47.37%   32.90%    38.53%
                 FTSE EPRA/NAREIT Global Real Estate Index3   42.33%   31.33%    36.25%
           S&P/Citigroup World Property Broad Market Index4   40.27%   30.05%    35.40%

*Inception date April 30, 2003

1 The composite represents the investment performance records of fully discretionary global real estate securities accounts under management during the relevant time period, including accounts that are no longer managed by the sub-adviser. Composite performance reflects the reinvestment of all income but does not reflect foreign withholding taxes on dividends, interest income or capital gains, which may vary according to the investor's domicile. Composite performance shown represents the Global Real Estate Securities composite that was managed by both Cohen & Steers Capital Management, Inc. and Houlihan Rovers SA (now Cohen & Steers Europe SA), a firm Cohen & Steers acquired on December 18, 2006 (Cohen & Steers acquired an initial 50% of the firm in December 2005). Cohen & Steers Capital Management, Inc. has prepared and presented this composite in compliance with the Global investment Performance Standards (GIPS (Reg. TM)). Results may have been different if the SEC-prescribed method of calculating total return had been used instead of GIPS. In addition, accounts in the composite, other than mutual funds, were not subject to the investment limitations, diversification requirements and other restrictions of the Investment Company Act of 1940 or Subchapter M or the Internal Revenue Code of 1986, which, if imposed, could have adversely affected the performance.

2 Composite results reflect the performance returns after the deduction of fees. For mutual funds in the composite, management fees and any operating expenses charged to the mutual funds were deducted. For accounts other than mutual funds in the composite, only management fees were deducted, and no adjustment was made for custody fees or other expenses normally incurred by mutual funds. If these expenses were deducted, returns would be lower. The LVIP Cohen & Steers Global Real Estate Fund's fees and expenses are generally expected to be higher than those reflected in the composite, which would reduce performance.

3 As of January 1, 2007, the composite's primary benchmark is the FTSE
  EPRA/NAREIT Global Real Estate Index, which tracks the performance of the listed real estate companies and REITS worldwide. Index constituents are free-float adjusted, liquidity, size and revenue screened. Prior to that date, the composite's primary benchmark was the S&P/Citigroup World Property Broad Market Index.

4 The S&P/Citigroup World Property Broad Market Index represents the full global universe of institutionally investable property stocks, with a consistent methodology across all regions.

                                                                          CGRE-3

                      [THIS PAGE INTENTIONALLY LEFT BLANK]


Fund Overview -
LVIP Delaware Bond Fund
What are the fund's goals and main investment strategies?
The investment objective of the LVIP Delaware Bond Fund (fund), formerly the Bond Fund, is maximum current income (yield) consistent with a prudent investment strategy.

The fund pursues its objective by investing in a diverse group of domestic fixed-income securities (debt obligations). The fund normally invests at least 80% of its assets in bond securities and pursues this objective primarily by investing in a diverse group of domestic debt obligations. The fund invests in significant amounts of debt obligations with medium term maturities (5-15 years) and some debt obligations with short term maturities (0-5 years) and long term maturities (over 15 years). A debt obligation's "maturity" refers to the time period remaining until the debt obligation's issuer must repay the principal amount of the debt obligation. The fund will invest primarily in a combination of:
  o high-quality investment-grade corporate bonds;
  o obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and
  o mortgage-backed securities.

When evaluating the fund's performance, the Lehman Brothers Aggregate Bond Index is used as the benchmark.

Investment-grade corporate bonds are debt obligations rated at the time of purchase in the top four credit rating categories of Moody's Investor Service, Inc. and Standard & Poor's Corp. See the Statement of Additional Information
(SAI) for a description of the credit rating categories of these two entities, and a description of U.S. government obligations. Investment-grade corporate bonds include high-quality corporate bonds (top three credit-rating categories) and medium-grade corporate bonds (fourth credit-rating category).

Securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of, nor are they guaranteed by, the U.S. Treasury. Certain securities issued by agencies and instrumentalities of the U.S. Government are backed by the full faith and credit of the U.S. Government, such as securities issued by GNMA. Others are not insured or guaranteed by the U.S. Government and may be supported only by the issuer's right to borrow from the U.S. Treasury, subject to certain limits, such as securities issued by Federal Home Loan Banks, or by the credit of the issuing agency and the discretionary authority of the U.S. Government to purchase certain obligations, such as Federal National Mortgage Association, or only by the credit of the issuing agency, such as Federal Farm Credit Banks.

Mortgage-backed securities are issued by government agencies and other non-government agency issuers. Mortgage-backed securities include obligations backed by a mortgage or pool of mortgages and direct interests in an underlying pool of mortgages. Mortgage-backed securities also include collateralized mortgage obligations. The mortgages involved could be those on commercial or residential real estate properties.

The fund may also hold a small amount of
  o U.S. corporate bonds rated lower than medium-grade (junk bonds);
  o investment-grade dollar-denominated debt obligations of, or guaranteed by, foreign governments or any of their instrumentalities or political subdivisions; and
  o high-quality and medium-grade dollar-denominated debt obligations of foreign corporations.

Lincoln Investment Advisors Corporation (LIA) serves as the investment adviser to the fund. Day-to-day management of the fund's securities investments have been subadvised to Delaware Management Company (DMC), a series of Delaware Management Business Trust. For more information regarding the investment adviser and sub-adviser, please refer to the General Prospectus Disclosure.

The investment process at DMC centers on the bottom up, fundamental credit analysis of bond issues, which includes bond structure analysis, financial analysis, capital structure analysis and a management assessment. The free flow of critical market and credit information is highly encouraged between the three areas of DMC's Fixed Income Team - Research, Trading and Portfolio Management. These three areas of the Fixed Income Team are expected to add value to the investment process by being experts in their specific areas. Proprietary in-depth fundamental research is the cornerstone of the process and is responsible for feeding information into both portfolio management and trading. Credit ideas are screened on a number of relative factors, such as: 1) Benchmark Structure - does the security fit within the selected benchmark or the fund's guidelines; 2) Yield - does the security meet minimum relative yield requirements of the portfolio versus the benchmark; 3) Liquidity - does the security meet minimum liquidity and issue size requirements; and 4) Expected Returns - will the security provide adequate risk adjusted returns.

Risk management is deeply ingrained within the investment process. Specifically, the fund's duration, sector and quality characteristics are compared in detail on a daily basis to the comparable characteristics of the Lehman Brothers U.S. Government/Credit Index (i.e., the fund's benchmark). The fund is managed in such a manner as to minimize duration exposure differences and yield curve


                                                                            DB-1


exposure differences from this benchmark. The fund's sector and credit quality variances versus the benchmark are limited and arise as a result of fundamental research-driven security selection.

The fund intends to engage in active and frequent trading of portfolio securities as a part of its investment strategy. The fund's portfolio turnover rate is expected to be significantly greater than 100% in any year. For example, the fund would have a portfolio turnover rate of 100% if the fund replaced all of its investments in one year. Although the fund as an institutional investor in the bond market does not pay commissions, high portfolio turnover (e.g., over 100%) generally results in correspondingly greater expenses to the fund, including dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with high portfolio turnover may adversely affect the fund's performance. The fund's portfolio turnover rate was 397% in 2006. This turnover rate (i.e., over 100%) is representative of the manager's investment style which seeks to add value through security and sector selection, while matching the interest rate risk of the fund's benchmark.

The fund may also use other investment strategies, to a lesser degree, to pursue its investment objective. The fund's SAI describes these other investment strategies and the risks involved.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

What are the main risks of investing in the fund?

Investing in the fund primarily involves interest rate risk and credit risk.

Interest rate risk is the risk that the value of the debt obligations held by the fund and therefore, the value of the fund's shares held under your contract will fluctuate with changes in interest rates. As a general matter, the value of debt obligations will fluctuate with changes in interest rates. These fluctuations can be greater for debt obligations with longer maturities. When interest rates rise, debt obligations decline in value, and when interest rates fall, debt obligations increase in value. Accordingly, during periods of rising interest rates, you could lose money investing in the fund.

Credit risk is the risk that the issuer of the debt obligation will be unable to make interest or principal payments on time. A debt obligation's credit rating reflects the credit risk associated with that debt obligation. Higher-rated debt obligations involve lower credit risks than lower-rated debt obligations. The value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with the changes in the credit ratings of the debt obligations held. Generally, a decrease in an issuer's credit rating will cause that issuer's outstanding debt obligations to fall in value. The issuer may also have increased interest payments, as issuers with lower credit ratings generally have to pay higher interest rates to borrow money. As a result, the issuer's future earnings and profitability could also be negatively affected. This could further increase the credit risks associated with that debt obligation.

If debt obligations held by the fund are assigned a lower credit rating, the value of these debt obligations and therefore, the value of the fund's shares could fall, and you could lose money. Additionally, because the fund also invests in medium-grade corporate bonds, the fund involves more risk than that normally associated with a bond fund that only invests in high-quality corporate bonds.

Further, the amount of current income generated by the fund depends on the types of debt obligations held and changes in current interest rates. During extended periods of falling interest rates, the fund will earn reduced income on new investments, and the fund's income could be lower. Conversely, during extended periods of rising interest rates, the fund will earn increased income on new investments, and the fund's income could be higher. As discussed above, however, the value of the debt obligations held by the fund are also affected by changes in interest rates. Accordingly, while periods of rising interest rates could produce increased income, the value of the fund's shares could also fall during such periods.

Because the fund invests in mortgage-backed securities, the value of the fund's shares may react more severely to changes in interest rates. In periods of falling interest rates, mortgage-backed securities are subject to the possibility that the underlying mortgages will be paid early (pre-payment risk), lowering the potential total return and, therefore, the value of the mortgage-backed securities. During periods of rising interest rates, the rate at which the underlying mortgages are pre-paid may slow unexpectedly, causing the maturity of the mortgage-backed securities to increase and their value to decline (maturity extension risk). In either instance, the value of the mortgage-backed securities may fluctuate more widely than the value of investment-grade debt obligations in response to changes in interest rates.

Because a small percentage of the debt obligations held by the fund may be U.S. junk bonds and debt obligations issued by foreign governments and companies, investing in the fund also involves additional risks. Junk bonds are often considered speculative and involve significantly higher credit risk. Junk bonds are also more likely to experience significant fluctuation in value due to changes in the issuer's credit rating. The value of junk bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates.

Dollar-denominated foreign debt obligations involve the risk of loss from foreign government or political actions. These actions could range from changes in tax or trade statutes to governmental collapse and war. These actions could include a foreign government's imposing a heavy tax on a company or taking over a company. These actions could cause the value of the debt obligations held by the fund and the fund's shares to fall.


DB-2


How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund's Service Class. The information shows: (a) changes in the Service Class' performance from year to year; and (b) how the Service Class' average annual returns for one year and lifetime periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns do not reflect variable contract expenses. If reflected, the returns shown would be lower.
[GRAPHIC OMITTED]




[CHART]
Annual Total Returns
2004                 2005    2006
5.05%                2.39%   4.45%




During the periods shown in the above chart, the fund's highest return for a quarter occurred in the third quarter of 2006 at: 3.89%.

The fund's lowest return for a quarter occurred in the second quarter of 2004 at: (3.10%).

Average Annual Total Return




                                            For periods ended 12/31/06
                                           -----------------------------
                                            1 year   5 years   10 years   Lifetime*
                                           -------- --------- ---------- ----------
                 LVIP Delaware Bond Fund   4.45%    N/A       N/A        3.71%
  Lehman Brothers Aggregate Bond Index**   4.33%    N/A       N/A        3.53%



* The fund's lifetime began on May 15, 2003. Lifetime index performance, however, began on May 1, 2003.

**The Lehman Brothers Aggregate Bond Index is composed of securities from the Lehman Brothers U.S. Government/Credit Index, the Mortgage-Backed Securities Index, and the Asset-Backed Securities Index.

Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.



Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                         N/A
 Deferred Sales Charge (Load)                                                     N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                      N/A
 Redemption Fee                                                                   N/A
 Exchange Fee                                                                     N/A
 Account Maintenance Fee                                                          N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                   0.34%
 Distribution and/or Service (12b-1) fees                                         0.25%
 Other Expenses1                                                                  0.07%
 Annual Fund Operating Expenses                                                   0.66%



1 The fees and expenses shown in the table above have been restated to reflect a change in the administration agreement, which may result in higher administration fees being charged to the fund. In addition, the fees and expenses have been restated to reflect a change in expense allocation methodology. Effective January 1, 2007, expenses common to all funds of the Trust will be allocated to each fund based on their relative average net assets.


                                                                            DB-3


The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual results may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.



 1 year   3 years   5 years   10 years
-------- --------- --------- ---------
   $67      $211      $368      $822



DB-4


Fund Overview-LVIP Delaware Growth and Income Fund
What are the fund's goals and main investment strategies?
The investment objective of the LVIP Delaware Growth and Income Fund (fund), formerly the Growth and Income Fund, is to maximize long-term capital appreciation.

The fund pursues its objective by investing in a diversified portfolio of stocks primarily of large-sized U.S. companies: companies with market capitalizations, at the time of purchase, similar to the market capitalizations of the companies in the Russell 1000 Index. The fund will also place some emphasis on medium-sized companies. A company's market capitalization is calculated by multiplying the total number of shares of its common stock outstanding by the market price of the stock. As a point of reference, as of February 28, 2007, the companies included in the Russell 1000 Index had a weighted average market capitalization of approximately $87.1 billion. The Russell 1000 Index represents the 1,000 largest U.S. companies based on total market capitalization. The smallest company in the index had a market cap of $863.0 million and the largest company in the index had a market cap of $410.7 billion as of February 28, 2007. When evaluating the fund's performance, the Russell 1000 Index is used as the benchmark.

The fund's management style focuses on seeking growth companies at a reasonable price by blending:
  o a growth oriented management style, which seeks companies with earnings and/or revenues that are growing equal to or faster than the industry average; and
  o a value oriented management style, which seeks companies within an industry with current stock prices that do not reflect the stocks' perceived true worth.

More specifically, the fund seeks to invest in companies believed to:
  o show earnings growth equal to or greater than the average expected growth rate of the companies in the same industry; and
  o be undervalued in the market relative to the companies' industry peers.

The companies sought typically have:
  o a long history of profit growth and dividend payment; and
  o a reputation for quality management, products and service.

The adviser has access to research and proprietary technical models and will apply quantitative and qualitative analysis in determining the appropriate allocations among categories of issuers and types of securities. The fund's investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the fund's expected return while maintaining risk, style and capitalization characteristics similar to the Russell 1000 Index.

The fund does not intend to engage in active or frequent trading of portfolio securities as a part of its normal investment strategy. Market conditions, however, could result in a greater degree of market activity and a higher portfolio turnover rate. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with high portfolio turnover may adversely affect the fund's performance. The fund's portfolio turnover rate was 29% in 2006.

The fund may also use other investment strategies, to a lesser degree, to pursue its investment objective. The fund's Statement of Additional Information
(SAI) describes these other investment strategies and the risks involved.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

Lincoln Investment Advisors Corporation (LIA) serves as the investment adviser to the fund. Day-to-day management of the fund's securities investments has been sub-advised to Delaware Management Company (DMC), a series of Delaware Management Business Trust. For more information regarding the investment adviser and sub-adviser, please refer to the General Prospectus Disclosure.

What are the main risks of investing in the fund?

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money.

Moreover, the fund invests in medium-sized as well as large-sized companies, and the fund's performance may be affected if stocks in one of these two groups of companies do not perform as well as stocks in the other group. Further, medium-sized companies, which are not as well-established as large-sized companies, may (i) react more severely to market conditions and (ii) suffer more from economic, political and regulatory developments.

                                                                           DGI-1

How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund's Service Class. The information shows: (a) Service Class performance from year to year; and (b) how the Service Class' average annual returns one year and lifetime periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns do not reflect variable contract expenses. If reflected, the returns shown would be lower.
[GRAPHIC OMITTED]

[CHART]
Annual Total Returns
2005                 2006
5.28%                12.09%

During the periods shown in the above chart, the fund's highest return for a quarter occurred in the third quarter of 2006 at:5.17%.

The fund's lowest return for a quarter occurred in the second quarter of 2006 at: (2.51)%.

Average Annual Total Return

                            For periods ended 12/31/06
                           -----------------------------
                            1 year   5 years   10 years   Lifetime*
                           -------- --------- ---------- ----------
  Growth and Income Fund   12.09%   N/A       N/A        12.00%
    Russell 1000 Index**   15.46%   N/A       N/A        12.41%

* The fund's lifetime began on May 19, 2004. Lifetime index performance, however, began May 1, 2004.

** The Russell 1000 Index measures the performance of the 1,000 largest U.S. companies based on total market capitalization.

The fund invests predominantly in large-sized companies. Accordingly, the fund's performance can be compared to the performance of the Russell 1000 Index.

Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.

Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                         N/A
 Deferred Sales Charge (Load)                                                     N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                      N/A
 Redemption Fee                                                                   N/A
 Exchange Fee                                                                     N/A
 Account Maintenance Fee                                                          N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                   0.33%
 Distribution and/or Service (12b-1) fees                                         0.25%
 Other Expenses1                                                                  0.07%
 Annual Fund Operating Expenses                                                   0.65%

1 The fees and expense shown in the table have been restated to reflect a change in the fee structure of the administration agreement, which may result in higher administration fees being charged to the fund. In addition, the fees and expenses have been restated to reflect a change in expense allocation methodology. Effective January 1, 2007, expenses common to all funds of the Trust will be allocated to each fund based on their relative average net assets.

DGI-2

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

 1 year   3 years   5 years   10 years
-------- --------- --------- ---------
   $66      $208      $362      $810

                                                                           DGI-3

                      [THIS PAGE INTENTIONALLY LEFT BLANK]


Fund Overview-LVIP Delaware Managed Fund
What are the fund's goals and main investment strategies?
The investment objective of the LVIP Delaware Managed Fund (fund), formerly the Managed Fund, is maximum long-term total return (capital appreciation plus income) consistent with prudent investment strategy.

The fund is a balanced fund that pursues its objective by investing in three categories of securities: equity securities (stocks), fixed-income securities (debt obligations) and money market securities. The fund's investment strategy is to vary the amount invested in each category based on ongoing evaluations of which category provides the best opportunity to meet the fund's investment objective. When evaluating the fund's performance, a balanced index is used as the benchmark.

The fund continuously adjusts the mix of investments among the three categories in an effort to:
  o control the level of risk during changing economic and market conditions;
and
  o take advantage of the potential for greater returns in one category versus another.

The fund generally invests the largest amount in the stock category. The fund invests amounts not invested in the stock category in the debt obligations and money market categories. The fund, however, may not invest more than 75% of its total assets in either the stock or the debt obligations category. The fund may invest up to 100% of its assets in the money market category. The fund expects to invest some amount in each of the three categories at all times.

When evaluating the fund's performance, the fund's annual return is compared to the annual return generated by a hypothetical benchmark portfolio. The fund is compared to a hypothetical benchmark constructed in the following manner: 50% Russell 1000 Index; 5% Russell 2000 Index; 40% Lehman Brothers Aggregate Bond Index; 5% Citigroup 90 day T-Bill Index.

The three categories are explained in the following sections.

Stock Category

The stock category primarily holds stocks of large-sized U.S. companies. A company's market capitalization is calculated by multiplying the total number of shares of its common stock outstanding by the market price of the stock. As a point of reference, as of December 31, 2006, the weighted average market capitalization of the S&P 500 Index, a broad-based market index representative of larger, typically more financially stable companies, was approximately $25.5 billion. The stock category also includes some investments in medium-sized U.S. companies. Medium-sized companies typically have a market cap between $1 billion and $4 billion. The stock category may also include investments insmall-sized U.S. companies, which generally have market capitalizations less than $1 billion. No more than 10% of the fund's assets may be invested in small-sized companies.

The fund's management style for the stock category focuses on seeking growth companies at a reasonable price by blending:
  o a growth oriented management style, which seeks companies with earnings and/or revenues that are growing faster than the industry average, and
  o a value oriented management style, which seeks companies within an industry with current stock prices that do not reflect the stocks' perceived true worth.

More specifically, the fund seeks to invest in companies believed to:
  o show growth potential that significantly exceeds the average expected growth rate of companies in the same industry; and
  o be undervalued in the market relative to the companies' industry peers.

The companies sought typically have:
  o a long history of profit growth and dividend payment; and
  o a reputation for quality management, products and service.

The fund seeks stocks of companies representing a wide selection of industries. The fund uses the following criteria for measuring individual stock selection: price to earnings ratio, growth of historical and forecasted earnings, and current yield. The fund seeks to own the most attractive stocks in each industry. The fund compares its current investments to possible new investments on an ongoing basis. The fund replaces a current investment if a possible new investment appears significantly more attractive under the fund's investment criteria.

                                                                            DM-1



Debt Obligations Category

The debt obligations category primarily holds a diverse group of domestic debt obligations. The fund invests in significant amounts of debt obligations with medium term maturities (5-15 years) and some debt obligations with short term maturities (0-5 years) and long term maturities (over 15 years). A debt obligation's "maturity" refers to the time period remaining until the debt obligation's issuer must repay the principal amount of the debt obligation. The fund will invest primarily in a combination of:
  o high-quality investment-grade U.S. corporate bonds;
  o obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and
  o mortgage-backed securities.

Investment-grade U.S. corporate bonds are debt obligations rated at the time of purchase in the top four credit rating categories of Moody's Investor Service, Inc. and Standard & Poor's Corp. See the Statement of Additional Information
(SAI) for a description of the credit rating categories of these two entities, and a description of U.S. government obligations. Investment-grade U.S. corporate bonds include U.S. corporate bonds in the top three credit-rating categories or medium-grade U.S. corporate bonds in the fourth credit-rating category.

Securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of, nor are they guaranteed by, the U.S. Treasury. Certain securities issued by agencies and instrumentalities of the U.S. Government are backed by the full faith and credit of the U.S. Government, such as securities issued by GNMA. Others are not insured or guaranteed by the U.S. Government and may be supported only by the issuer's right to borrow from the U.S. Treasury, subject to certain limits, such as securities issued by Federal Home Loan Banks, or by the credit of the issuing agency and the discretionary authority of the U.S. Government to purchase certain obligations, such as Federal National Mortgage Association, or only by the credit of the issuing agency, such as Federal Farm Credit Banks.

Mortgage-backed securities are issued by government agencies and other non-government agency issuers. Mortgage-backed securities include obligations backed by a mortgage or pool of mortgages and direct interests in an underlying pool of mortgages. Mortgage-backed securities also include collateralized mortgage obligations (CMOs). The mortgages involved could be those on commercial or residential real estate properties.

The fund may also hold a small amount of:
  o U.S. corporate bonds rated lower than medium-grade (junk bonds);
  o investment-grade dollar-denominated debt obligations of, or guaranteed by, foreign governments or any of their instrumentalities or political subdivisions; and
  o high-quality and medium-grade dollar-denominated debt obligations of foreign corporations.

The fund's investment process for the debt obligations category centers on an analysis of the behavior of the overall world economy, with a specific focus on the U.S. economy. This analysis considers the current and anticipated levels of inflation, unemployment, and industrial production, and possible changes in the credit cycle and the monetary policy of the Federal Reserve Board. The fund's process also closely monitors economic statistics such as the Leading Economic Indicators and similar statistics for turning points in the U.S. economy and credit conditions. Based on the results of the analysis, the fund determines an appropriate level of interest rate risk and credit risk for the debt obligations category of the fund. The fund then seeks to hold specific amounts of those types of debt obligations that provide the greatest yield, yet still allow the fund to meet the appropriate level of interest rate risk and credit risk determined for this category.

For example, if the fund's analysis indicates a change in the Federal Reserve Board's policies and an increase in short term interest rates, the fund would likely seek to lower the level of interest rate risk by shortening the average maturity and duration of the portfolio. Duration is the change in value of a debt obligation resulting from a 1% change in interest rates. Under these conditions, this strategy would be appropriate since intermediate and long-term interest rates are also likely to go up when the Federal Reserve Board raises short-term interest rates.

Similarly, when the fund's analysis indicates a weakening of the U.S. economy and deterioration of general business fundamentals, the fund will replace lower-rated holdings with higher-rated debt obligations to lessen credit risk. If, on the other hand, the fund's analysis indicates an improving of the U.S. economy and general business fundamentals, the fund may increase its holdings of lower-rated debt obligations.

The fund selects those individual debt obligations deemed to have the best yields in their credit rating category. The fund selects debt obligations after giving consideration to all risk aspects of the debt obligation, including the possibility of an increase or decrease in a credit rating, the debt obligation's resale value, and any prepayment options. As a general matter, the fund anticipates that on average, no more than 20% of the fund's assets will be invested in medium-grade debt obligations.

DM-2



Money Market Category

The money market category holds a diversified portfolio of high-quality short-term money market instruments that mature or can be put back to the issuer within 397 days from date of purchase or date of reset. These money market instruments include:
  o obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements that are fully collateralized by such obligations;
  o certificates of deposit and other obligations of both U.S. and foreign banks that have assets of at least one billion dollars; and
  o commercial paper and other debt obligations of U.S. corporations, including loan participation certificates.

When selecting money market securities, the fund considers the Federal Reserve Board's current monetary policies and, for comparative purposes, the current yields and maturities of various other types of short-term debt instruments. The fund then selects individual securities based on the attractiveness of their yield and length of maturity. For the money market category, the fund maintains a cumulative average portfolio maturity of no greater than 90 days.

The fund follows an investment policy of purchasing money market securities rated in one of the top two credit rating categories of Moody's Investor Service, Inc. and Standard & Poor's Corp. See the SAI for a description of the credit rating categories of these two entities.

Portfolio Turnover and Other Information

The portfolio management team for the stock category of the fund does not intend to engage in active or frequent trading of the portfolio's equity securities as part of their normal investment strategy. Market conditions, however, could result in a greater degree of market activity and a higher portfolio turnover rate in the fund's stock category.

The portfolio manager of the debt obligations category of the fund intends to engage in active and frequent trading of the portfolio's debt obligations securities as a part of his investment style which seeks to add value through security and sector selection. The debt obligations category may have a portfolio turnover rate significantly greater than 100% in one year. For example, the debt obligations category would have a turnover rate of 100% if all of that category's investments were replaced in one year. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with high portfolio turnover may adversely affect the fund's performance.

The fund's overall turnover rate (the combined turnover rates for the stock category and the debt obligations category of the fund) was 143% in 2006.

The fund may also use other investment strategies, to a lesser degree, to pursue its investment objective. The fund's SAI describes these other investment strategies and the risks involved.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

Lincoln Investment Advisors Corporation (LIA) serves as the investment adviser to the fund. Day-to-day management of the fund's securities investments has been sub-advised to Delaware Management Company (DMC), a series of Delaware Management Business Trust. For more information regarding the investment adviser and sub-adviser, please refer to the General Prospectus Disclosure.

What are the main risks of investing in the fund?

The fund's investment strategy is to vary the amount invested among three categories of securities. Therefore, the value of the fund's shares depends on:

  o the performance of each category; and
  o the amount of the fund's total assets invested in each category.

Accordingly, the value of the fund's shares may be affected if:
  o the securities in one of the categories do not perform as well as securities in the other categories;
  o the fund invests large amounts in a category that does not perform as well as the other categories; and
  o when selecting categories of investment, poor timing causes the fund to suffer losses or miss gains generated in a specific category.

Additionally, each category of investment involves specific risks. As a general matter, the stock category involves more risk than the debt obligations category, and the money market category involves the least risk. Because the fund normally invests amounts in all three categories, the overall risk of the fund is lower than that of a fund that invests only in stocks.


                                                                            DM-3


Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money.

Moreover, the fund invests some amounts in small- and medium-sized companies as well as large-sized companies. The fund's performance may be affected if stocks in one of these three groups of companies do not perform as well as stocks in the other groups.

Further, investing in stocks of small- and medium-sized, less mature, lesser-known companies involves greater risks than those normally associated with larger, more mature, well-known companies. The fund runs a risk of increased and more rapid fluctuations in the value of its stock investments. This is due to the greater business risks of small size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small- and medium capitalization stocks and stocks of recently organized companies have fluctuated more than the larger capitalization stocks included in the S&P 500. One reason is that small and medium-sized companies have less certain prospects for growth, a lower degree of liquidity in the markets for their stocks, and greater sensitivity to changing economic conditions.

Investing in debt obligations primarily involves interest rate risk and credit risk.

Interest rate risk is the risk that the value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with changes in interest rates. As a general matter, the value of debt obligations will fluctuate with changes in interest rates. These fluctuations can be greater for debt obligations with longer maturities. When interest rates rise, debt obligations decline in value, and when interest rates fall, debt obligations increase in value. Accordingly, during periods of rising interest rates, you could lose money investing in the fund.

Credit risk is the risk that the issuer of the debt obligation will be unable to make interest or principal payments on time. A debt obligations' credit rating reflects the credit risk associated with that debt obligation. Higher-rated debt obligations involve lower credit risks than lower-rated debt obligations. The value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with the changes in the credit ratings of the debt obligations held. Generally, a decrease in an issuer's credit rating will cause the value of that issuer's outstanding debt obligations to fall. The issuer may also have increased interest payments, as issuers with lower credit ratings generally have to pay higher interest rates to borrow money. As a result, the issuer's future earnings and profitability could also be negatively affected. This could further increase the credit risks associated with that debt obligation.

If debt obligations held by the fund are assigned a lower credit rating, the value of these debt obligations and, therefore, the value of the fund's shares could fall, and you could lose money. Additionally, because the fund also invests in medium-grade corporate bonds, the fund involves more risk than that normally associated with a bond fund that only invests in high-quality corporate bonds.

Further, the amount of current income generated by the fund depends on the types of debt obligations held and changes in current interest rates. During extended periods of falling interest rates, the fund will earn reduced income on new investments, and the fund's income could be lower. Conversely, during extended periods of rising interest rates, the fund will earn increased income on new investments, and the fund's income could be higher. As discussed above, however, the value of the debt obligations held by the fund are also affected by changes in interest rates. Accordingly, while periods of rising interest rates could produce increased income, the value of the fund's shares could also fall during such periods.

Because the fund invests in mortgage-backed securities, the value of the fund's shares may react more severely to changes in interest rates. In periods of falling interest rates, mortgage-backed securities are subject to the possibility that the underlying mortgages will be paid early (pre-payment risk), lowering the potential total return and, therefore, the value of the mortgage-backed securities. During periods of rising interest rates, the rate at which the underlying mortgages are pre-paid may slow unexpectedly, causing the maturity of the mortgage-backed securities to increase and their value to decline (maturity extension risk). In either instance, the value of the mortgage-backed securities may fluctuate more widely than the value of investment-grade debt obligations in response to changes in interest rates.

Investing in money market securities involves the risk that the amount of income generated by the money market securities will vary with fluctuations in short-term interest rates. Changes in the Federal Reserve Board's monetary policy may also affect the amount of income generated by the money market securities, because short-term interest rates are very sensitive to these types of policy changes. In general, you should expect that (1) as short-term interest rates fall, the level of income generated by the money market securities will also fall and (2) similarly, as short term interest rates rise, the level income generated by the money market securities will also rise.

Because a small percentage of the debt obligations held by the fund may be U.S. corporate junk bonds and investment-grade debt obligations issued by foreign governments and companies, investing in the fund also involves additional risks. Junk bonds are often considered speculative and involve significantly higher credit risk. Junk bonds are also more likely to experience significant fluctuation in value due to changes in the issuer's credit rating. The value of junk bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates.

Dollar-denominated foreign debt obligations, even investment-grade debt obligations, involve the risk of loss from foreign government or political actions. These actions could range from changes in tax or trade statutes to governmental collapse and war. These


DM-4


actions could include a foreign government's imposing a heavy tax on a company or taking over a company. These actions could cause the value of the debt obligations held by the fund and the fund's shares to fall.

The money market category attempts to keep the value of the money market portfolio stable. However, the value of the portfolio is neither insured nor guaranteed by the U.S. Government. The fund's money market securities, however, are considered to be relatively low risk investments because the fund only purchases high quality short-term money market securities and the fund's average portfolio maturity for the money market category is no greater than 90 days.

How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund's Service Class. The information shows: (a) Service Class performance from year to year; and (b) how the average annual returns for one year and lifetime periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns do not reflect variable contract expenses. If reflected, the returns shown would be lower.
[GRAPHIC OMITTED]




[CHART]
Annual Total Returns
2005                 2006
4.23%                10.30%




During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 2006 at: 4.72%.

The fund's lowest return for a quarter occurred in the second quarter of 2006 at: (1.74%).

Average Annual Total Return




                                             For periods ended 12/31/06
                                           -------------------------------
                                             1 year    5 years   10 years   Lifetime*
                                           ---------- --------- ---------- ----------
              LVIP Delaware Managed Fund      10.30%  N/A       N/A            9.84%
  Lehman Brothers Aggregate Bond Index**       4.33%  N/A       N/A            4.17%
                   Russell 1000 Index***      15.46%  N/A       N/A           12.41%
                  Russell 2000 Index****      18.37%  N/A       N/A           15.02%
      Citigroup 90-Day T-Bill Index*****       4.76%  N/A       N/A            3.25%



* The fund's lifetime began on May 19, 2004. Lifetime performance of the indices are noted below.

** The Lehman Brothers Aggregate Bond Index is composed of securities from the Lehman Brothers U.S. Government/Credit Index, the Mortage-Backed Securities Index, and the Asset-Backed Securities Index. Lifetime index performance began on May 1, 2004.

***The Russell 1000 Index measures the performance of the 1,000 largest U.S.
   companies based on total market capitalization. Lifetime index performance began on May 1, 2004.

**** The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The Russell 3000 companies consist of the 3,000 largest U.S. companies based on total market capitalization. Lifetime index performance began on May 1, 2004.

******   The Citigroup 90 day Treasury Bill (T-Bill) Index is a widely recognized unmanaged index of short-term securities. Lifetime index performance began on May 1, 2004.

The fund invests in three categories of securities. None of the indices provided in the above table matches the fund's investment strategy exactly. Consequently, none of the indices reflects performance that is directly comparable to the fund's performance. Nevertheless, the indices can be helpful for comparing the fund's performance. When comparing the fund's performance to that of the indices, you should note that the fund generally invests the largest amount in the stock category, but may not invest more than 75% of its assets in either the stock category or the debt obligations category.


                                                                            DM-5


Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.



Shareholder Fees(fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                        N/A
 Deferred Sales Charge (Load)                                                    N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                     N/A
 Redemption Fee                                                                  N/A
 Exchange Fee                                                                    N/A
 Account Maintenance Fee                                                         N/A
Annual Fund Operating Expenses(expenses that are deducted from fund assets)
 Management Fee                                                                  0.41%
 Distribution and/or Service (12b-1) fees                                        0.25%
 Other Expenses1                                                                 0.09%
 Annual Fund Operating Expenses                                                  0.75%



1 The fees and expenses shown in the table have been restated to reflect a change in the fee structure of the administration agreement, which may result in higher administration fees being charged to the fund. In addition, the fees and expenses have been restated to reflect a change in expense allocation methodology. Effective January 1, 2007, expenses common to all funds of the Trust will be allocated to each fund based on their relative average net assets.

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.



 1 year   3 years   5 years   10 years
-------- --------- --------- ---------
   $77      $240      $417      $930



DM-6



Fund Overview-LVIP Delaware Social Awareness Fund
What are the fund's goals and main investment strategies?
The investment objective of the LVIP Delaware Social Awareness Fund (fund), formerly the Social Awareness Fund, is to maximize long-term capital appreciation (as measured by the change in the value of fund shares over a period of three years or longer).

The fund pursues its objective by investing in a diversified portfolio of stocks primarily of large-sized U.S. companies: companies with market capitalizations, at the time of purchase, similar to the market capitalizations of the companies in the Russell 1000 Index. The fund will also place some emphasis on medium-sized companies. A company's market capitalization is calculated by multiplying the total number of shares of its common stock outstanding by the market price of the stock. As a point of reference, as of February 28, 2007, the companies included in the Russell 1000 Index had a weighted average market capitalization of approximately $87.1 billion. The Russell 1000 Index represents the 1,000 largest U.S. companies based on total market capitalization. The smallest company in the index had a market cap of $863.0 million and the largest company in the index had a market cap of $410.7 billion as of February 28, 2007. When evaluating the fund's performance, the Russell 1000 Index is used as the benchmark.

The fund, however, only invests in companies that meet the fund's social standards described below.

The fund's management style focuses on seeking growth companies at a reasonable price by blending:
  o a growth oriented management style, which seeks companies with earnings and/or revenues that are growing faster than the industry average; and
  o a value oriented management style, which seeks companies within an industry with current stock prices that do not reflect the stocks' perceived true worth.

More specifically, the fund seeks to invest in companies believed to:
  o show growth potential that significantly exceeds the average expected growth rate of companies in the same industry; and
  o be undervalued in the market relative to the companies' industry peers.

The companies sought typically have:
  o a long history of profit growth and dividend payment; and
  o a reputation for quality management, products and service.

The fund's selection of industries and the size of investments in each industry will be similar to those of the Russell 1000 Index, after considering the fund's social standards. The fund uses the following fundamental criteria for measuring individual stock selection: price to earnings ratio, growth of historical and forecasted earnings, and current yield. The fund seeks to own the most attractive stocks in each industry. The fund compares its current investments to possible new investments on an on-going basis. The fund replaces a current investment if a possible new investment appears significantly more attractive under the fund's investment criteria.

Portfolio Turnover and Other Information

The fund does not intend to engage in active or frequent trading of portfolio securities as part of its normal investment strategy. Market conditions, however, could result in a greater degree of market activity and a higher portfolio turnover rate. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with high portfolio turnover may adversely affect the fund's performance. The fund's portfolio turnover rate was 28% in 2006.

The fund may also use other investment strategies, to a lesser degree, to pursue its investment objective. The fund's Statement of Additional Information
(SAI) describes these other investment strategies and the risks involved.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

Lincoln Investment Advisors Corporation LIA) serves as the investment adviser to the fund. Day-to-day management of the fund's securities investments has been sub-advised to Delaware Management Company (DMC), a series of Delaware Management Business Trust. For more information regarding the investment adviser and sub-adviser, please refer to the General Prospectus Disclosure.

                                                                           DSA-1



Social Standards

The fund will not knowingly buy or hold stocks of companies that engage in:
  o activities that result, or are likely to result, in damage to the natural environment;
  o production of nuclear power, design or construction of nuclear power plants, or manufacture of equipment for the production of nuclear power;
  o manufacture of, or contracting for, military weapons;
  o liquor, tobacco or gambling businesses;
  o the use of animals for testing when developing new cosmetics and personal care products; and/or
  o egregious human rights violations, or that have been involved in multiple human rights controversies related to their operations in the U.S. or abroad; including companies:
   o with operations or direct investment in or sourcing from Burma;
   o that have been involved in serious controversies with indigenous people;
   o that have been involved in major labor controversies (e.g., those involving sweatshop cases, worker deaths, serious injuries, labor rights violations or child labor law infractions); and/or
   o whose non-U.S. operations are the subject of controversies related to the community, diversity issues, employee relations, the environment or product safety.

The fund may modify these standards at any time, without prior shareholder approval or notice.

The fund and its adviser do not determine which stocks meet the fund's social standards. Instead, they rely on the social investment research provided by KLD Research & Analytics, Inc. (KLD), located in Boston, Massachusetts.

KLD specializes in providing the financial community with social standards research on publicly-traded U.S. corporations. KLD determines if and when a company's activities are significant enough to merit a "concern" or "major concern" under the fund's social standards. KLD may determine the significance of a company's activities based on their size or other factors selected by KLD. KLD continually refines and modifies its social standards screening process.

The fund will not buy any stock where KLD indicates a "concern" or "major concern" relating to one or more of the fund's social standards. Because of this strategy, the fund may not invest in certain types of companies, industries and segments of the U.S. economy.

Period of Disinvestment

At times, the fund may hold stocks that do not meet the fund's social standards, because either the stocks ceased meeting the social standards after the fund bought them or the fund bought the stocks without realizing that they did not meet the social standards. The fund will seek to sell these stocks in an orderly manner to minimize any adverse effect on the value of the fund's investments. Ordinarily, the fund will sell the stocks within 90 days of determining that the stocks do not meet the social standards. However, the fund will sell the stocks within a longer period if the adviser believes that it would avoid a significant loss to the overall value of the fund's investments.

What are the main risks of investing in the fund?

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money.

Moreover, the fund invests in medium-sized as well as large-sized companies, and the fund's performance may be affected if stocks in one of these two groups of companies do not perform as well as stocks in the other group. Further, medium-sized companies, which are not as well-established as large-sized companies, may (i) react more severely to market conditions and (ii) suffer more from economic, political and regulatory developments.

The fund's social standards strategy prohibits the fund from investing in certain types of companies, industries and segments of the U.S. economy. Consequently, the value of the fund's shares will fluctuate independently of broad stock market indices over short-term periods (1-3 years). Moreover, the fund may (a) miss opportunities to invest in companies, industries or segments of the U.S. economy that are providing superior performance relative to the market as a whole and (b) become invested in companies, industries and segments of the U.S. economy that are providing inferior performance relative to the market as a whole. These consequences may at times adversely affect fund performance when compared to broad market indices or to similar funds managed without the social standards strategy.

DSA-2



How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund's Service Class. The information shows: (a) changes in the Service Class' performance from year to year; and (b) how the Service Class' average annual returns for one year and lifetime periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns do not reflect variable contract expenses. If reflected, the returns shown would be lower.
[GRAPHIC OMITTED]




[CHART]
Annual Total Returns
2004                 2005     2006
12.42%               11.75%   12.03%




During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 2004 at: 10.51%.

The fund's lowest return for a quarter occurred in the second quarter of 2006 at: (3.08)%.

Average Annual Total Return




                                         For periods ended 12/31/06
                                        -----------------------------
                                         1 year   5 years   10 years   Lifetime*
                                        -------- --------- ---------- ----------
  LVIP Delaware Social Awareness Fund   12.03%   N/A       N/A        15.77%
                 Russell 1000 Index**   15.46%   N/A       N/A        15.43%



* The fund's lifetime began May 15, 2003. Lifetime index performance, however, began May 1, 2003.

**The Russell 1000 Index measures the performance of the 1,000 largest U.S. companies based on total market capitalization.

The fund invests predominantly in large-sized companies. Accordingly, the funds performance can be compared to the performance of the Russell 1000 Index.

Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.



Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                         N/A
 Deferred Sales Charge (Load)                                                     N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                      N/A
 Redemption Fee                                                                   N/A
 Exchange Fee                                                                     N/A
 Account Maintenance Fee                                                          N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                   0.35%
 Distribution and/or Service (12b-1) fees                                         0.25%
 Other Expenses1                                                                  0.07%
 Annual Fund Operating Expenses                                                   0.67%



1 The fees and expenses shown in the table have been restated to reflect a change in the fee structure of the administration agreement, which may result in higher administration fees being charged to the fund. In addition, the fees and expenses have been restated to reflect a change in expense allocation methodology. Effective January 1, 2007, expenses common to all funds of the Trust will be allocated to each fund based on their relative average net assets.

                                                                           DSA-3



The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.



 1 year   3 years   5 years   10 years
-------- --------- --------- ---------
   $68      $214      $373      $835



DSA-4


Fund Overview-LVIP Delaware Special Opportunities Fund
What are the fund's goals and main investment strategies?
The investment objective of the LVIP Delaware Special Opportunities Fund
(fund), formerly the Special Opportunities Fund, is to maximize long-term capital appreciation (as measured by the change in the value of fund shares over a period of three years or longer).

The fund pursues its objective by investing in a diversified portfolio of stocks primarily of medium-sized companies: companies traded on U.S. securities markets with market capitalizations, at the time of purchase, similar to the market capitalizations of the companies included in the Russell Midcap Value Index. The fund will also place some emphasis on larger-sized U.S. companies.

A company's market capitalization is calculated by multiplying the total number of shares of its common stock outstanding by the market price of the stock. As a point of reference, as of February 28, 2007, the companies included in the Russell Midcap Value Index had an average weighted market capitalization of approximately $8.8 billion. The Russell Midcap Value Index represents those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap companies consist of the 800 smallest companies in the Russell 1000 Index of the largest U.S. companies based on total market capitalization. When evaluating the fund's performance, the Russell Midcap Value Index is used as the benchmark.

The fund's management style focuses on seeking growth companies at a reasonable price by blending:
  o a growth oriented management style, which seeks companies with earnings and/or revenues that are growing faster than the industry average; and
  o a value oriented management style, which seeks companies within an industry with current stock prices that do not reflect the stocks' perceived true worth.

More specifically, the fund seeks to invest in companies believed to:
  o show growth potential that significantly exceeds the average expected growth rate of companies in the same industry; and
  o be undervalued in the market relative to the companies' industry peers.

The companies sought typically have:
  o a long history of profit growth and dividend payment; and
  o a reputation for quality management, products and service.

The fund seeks stocks of companies representing a wide selection of industries and normally holds 100-175 stocks. The fund uses a blend of quantitative analysis and fundamental research in its effort to find the most attractive stocks in each industry. This assessment includes a review of both a stock's value factors (e.g., low price-to-earnings ratio, low price-to-cash flow) and growth factors (e.g., improving earnings estimates). Fund investments are replaced if a possible new investment appears significantly more attractive under the fund's investment criteria.

The fund does not intend to engage in active or frequent trading of portfolio securities as a part of its normal investment strategy. Market conditions, however, could result in a greater degree of market activity and a higher portfolio turnover rate. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with high portfolio turnover may adversely affect the fund's performance. The fund's portfolio turnover rate was 11% in 2006.

The fund may also use other investment strategies, to a lesser degree, to pursue its investment objective. The fund's Statement of Additional Information
(SAI) describes these other investment strategies and the risks involved.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

Lincoln Investment Advisors Corporation (LIA) serves as the investment adviser to the fund. Day-to-day management of the fund's securities investments has been sub-advised to Delaware Management Company (DMC), a series of Delaware Management Business Trust. For more information regarding the investment adviser and sub-adviser, please refer to the General Prospectus Disclosure.

What are the main risks of investing in the fund?

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money.

                                                                           DSO-1

Investing in stocks of medium-sized, less mature, lesser-known companies involves greater risks than those normally associated with large-sized, more mature, well-known companies. Stocks of medium-sized companies, which are not as well-established as large-sized companies, may (1) react more severely to market conditions and (2) suffer more from economic, political and regulatory developments. For these reasons, the fund runs a risk of increased and more rapid fluctuations in the value of its stock investments.

Additionally, the prices of medium-sized company stocks may fluctuate independently of larger company stock prices. Medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Therefore, you should expect that the value of the fund's shares may fluctuate more than broad stock market indices such as the S&P 500, and may fluctuate independently from those indices.

Finally, the fund invests in large-sized as well as medium-sized companies, and the fund's performance may be affected if stocks in one of these two groups of companies do not perform as well as stocks in the other group.

How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund's Service Class. The information shows: (a) Service Class performance from year to year; and (b) how the Service Class' average annual returns for one year and lifetime periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns do not reflect variable contract expenses. If reflected, the returns shown would be lower.
[GRAPHIC OMITTED]

[CHART]
Annual Total Returns
2005                 2006
15.36%               15.76%

During the periods shown in the above chart, the fund's highest return for a quarter occurred in the first quarter of 2006 at: 6.58%.

The fund's lowest return for a quarter occurred in the second quarter of 2006 at: (1.35%).

Average Annual Total Return

                                              For periods ended 12/31/06
                                             -----------------------------
                                              1 year   5 years   10 years   Lifetime*
                                             -------- --------- ---------- ----------
  LVIP Delaware Special Opportunities Fund   15.76%   N/A       N/A        21.25%
                   Russell Mid-Cap Value**   20.22%   N/A       N/A        20.94%

* The fund's lifetime began May 19, 2004. Lifetime index performance, however, began May 1, 2004.

** The Russell Midcap Value Index measures the performance of those Russell
   Midcap companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap companies consist of the 800 smallest companies in the Russell 1000 Index, which represent approximately 24% of the total market capitalization of the Russell 1000 Index.

DSO-2

Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.

Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                         N/A
 Deferred Sales Charge (Load)                                                     N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                      N/A
 Redemption Fee                                                                   N/A
 Exchange Fee                                                                     N/A
 Account Maintenance Fee                                                          N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                   0.37%
 Distribution and/or Service (12b-1) fees                                         0.25%
 Other Expenses1                                                                  0.08%
 Annual Fund Operating Expenses                                                   0.70%

1 The fees and expenses shown in the table have been restated to reflect a change in the fee structure of the administration agreement, which may result in higher administration fees being charged to the fund. In addition, the fees and expenses have been restated to reflect a change in the expense allocation methodology. Effective January 1, 2007, expenses common to all funds of the Trust will be allocated to each fund based on their relative average net assets.

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

 1 year   3 years   5 years   10 years
-------- --------- --------- ---------
   $72      $224      $390      $871

                                                                           DSO-3

                      [THIS PAGE INTENTIONALLY LEFT BLANK]


Fund Overview-LVIP FI Equity-Income Fund
What are the fund's goals and main investment strategies?
The investment objective of the LVIP FI Equity-Income Fund (fund), formerly the Equity-Income Fund, is to seek reasonable income by investing primarily in income-producing equity securities.

The fund's primary investment strategies include:
  o normally investing at least 80% of the fund's assets in equity securities;
  o normally investing primarily in income-producing equity securities, which tends to lead to investments in large cap "value" stocks;
  o potentially investing in other types of equity securities and debt securities, including lower-quality debt securities;
  o investing in domestic and foreign issuers; and
  o using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

The fund emphasizes above-average income-producing equity securities that are expected to provide above market yields. (Yield is a measurement used to evaluate stocks that compares the stock's dividend to its current price.) The fund seeks a yield for its shareholders that exceeds the yield on the securities comprising the S&P 500. The fund's emphasis on above-average income producing equity securities tends to lead to investments in large cap "value" stocks. However, the fund is not constrained by any particular investment style.

When evaluating the fund's performance, the Russell 1000 Value Index is used as the benchmark. As a point of reference, as of February 28, 2007, the companies included in this index had a weighted average market capitalization of approximately $104.6 billion. The smallest company in this index had a market cap of $863.0 million and the largest company in this index had a market cap of $410.7 billion as of February 28, 2007.

The fund may invest in many different types of debt obligations, including corporate bonds, government securities, and asset-backed securities, including mortgage-backed securities. The fund may invest in debt obligations of any quality, including junk bonds. Junk bonds are debt obligations rated below investment-grade. Investment-grade debt obligations are those rated at the time of purchase in the top four credit rating categories of a nationally recognized statistical rating organization, or, if unrated, are judged by the fund to be of comparable quality. See the Statement of Additional Information (SAI) for a description of the credit rating categories of two of these entities, Moody's Investor Service, Inc. and Standard & Poor's Corp., and a description of U.S. government securities.

Further, the fund may invest in securities of domestic or foreign issuers of any size. Foreign securities are securities of companies organized, or having a majority of their assets, or earning a majority of their operating income, in a country outside of the United States. These securities may be traded on U.S. or foreign markets.

Securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of, nor are they guaranteed by, the U.S. Treasury. Certain securities issued by agencies and instrumentalities of the U.S. Government are backed by the full faith and credit of the U.S. Government, such as securities issued by GNMA. Others are not insured or guaranteed by the U.S. Government and may be supported only by the issuer's right to borrow from the U.S. Treasury, subject to certain limits, such as securities issued by Federal Home Loan Banks, or by the credit of the issuing agency and the discretionary authority of the U.S. Government to purchase certain obligations, such as Federal National Mortgage Association, or only by the credit of the issuing agency, such as Federal Farm Credit Banks.

In buying and selling securities, the fund relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates, and management.

The fund intends to engage in active and frequent trading of its portfolio securities in order to achieve its investment objective. For example, the fund would have a portfolio turnover rate of 100% if the fund replaced all of its investments in one year. High turnover can result in additional brokerage commissions to be paid by the fund. This would increase fund expenses and decrease fund performance. The fund's portfolio turnover rate was 199% in 2006.

The fund may use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the fund's exposure to changing security prices, or other factors that affect security values. The fund's SAI describes these other investment strategies and techniques and the risks they involve.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.


                                                                           FEI-1


Lincoln Investment Advisors Corporation (LIA) serves as the investment adviser to the fund. Day-to-day management of the fund's securities investments has been sub-advised to Pyramis Global Advisors, LLC, a subsidiary of Fidelity Management and Research Company (FMR). For more information regarding the investment adviser and sub-adviser, please refer to the General Prospectus Disclosure.

What are the main risks of investing in the fund?

Investing in equity securities involves the risk that the value of the equity securities purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's equity investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money.

Further, the fund primarily invests in income-producing value stocks. Companies that have had a record of paying dividends could reduce or eliminate their payment of dividends at any time for many reasons, including poor business prospects or a downward turn in the economy in general. Additionally, value stocks can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks. However, value stocks can continue to be inexpensive for long periods of time and may not ever realize their full value.

Moreover, the fund may invest in the securities of companies of all sizes. Investing in the equity securities of smaller and medium-sized, less mature, lesser-known companies involves greater risks than those normally associated with larger, more mature, well-known companies. The fund runs a risk of increased and more rapid fluctuations in the value of its investments. This is due to the greater business risks of small size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small and medium capitalization stocks and stocks of recently organized companies have fluctuated more than the larger capitalization stocks included in the S&P 500. One reason is that smaller and medium-sized companies have less certain prospects for growth, a lower degree of liquidity in the markets for their stocks, and greater sensitivity to changing economic conditions.

Additionally, the prices of small and medium-sized company stocks may fluctuate independently of larger company stock prices. Small and medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many independent factors lead to this result, such as the current and anticipated global economic environment and current and anticipated direction of interest rates in the United States, for example. Slower economic conditions or increasing interest rates may have been reasons historically for declining values in small and medium capitalization companies. The stock of companies with small and medium stock market capitalizations may trade less frequently and in limited volume.

Investing in debt obligations primarily involves interest rate risk and credit risk.

Interest rate risk is the risk that the value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with changes in interest rates. As a general matter, the value of debt obligations will fluctuate with changes in interest rates. These fluctuations can be greater for debt obligations with longer maturities and for mortgage securities. When interest rates rise, debt obligations decline in value, and when interest rates fall, debt securities obligations increase in value. Accordingly, during periods when interest rates are fluctuating, you could lose money investing in the fund.

Credit risk is the risk that the issuer of the debt obligation will be unable to make interest or principal payments on time. A debt obligation's credit rating reflects the credit risk associated with that debt obligation. Higher-rated debt obligations involve lower credit risks than lower-rated debt obligations. Generally, credit risk is higher for corporate and foreign government debt obligations than for U.S. government securities, and higher still for debt rated below investment grade (junk bonds). The value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with the changes in the credit ratings of the debt obligations held. Generally, a decrease in an issuer's credit rating will cause the value of that issuer's outstanding debt obligations to fall. The issuer may also have increased interest payments, as issuers with lower credit ratings generally have to pay higher interest rates to borrow money. As a result, the issuer's future earnings and profitability could also be negatively affected. This could further increase the credit risks associated with that debt obligation.

If debt obligations held by the fund are assigned a lower credit rating, the value of these debt obligations and, therefore, the value of the fund's shares could fall, and you could lose money. Because the fund may also invest in debt obligations of any quality, including junk bonds, the fund involves more risk of loss than that normally associated with a fund that only invests in high-quality corporate bonds. Junk bonds are often considered speculative and involve significantly higher credit risk. Junk bonds are also more likely to experience significant fluctuation in value due to changes in the issuer's credit rating. The value of junk bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates.

Finally, investing in foreign securities involves additional risks. Foreign currency fluctuations or economic or financial instability could cause the value of the fund's investments and, therefore, the value of the fund's shares to fluctuate.


FEI-2


Investing in foreign securities also involves the risk of loss from foreign government or political actions. These actions could range from changes in tax or trade statutes to governmental collapse and war. These actions could include a foreign government's imposing a heavy tax on a company, withholding the company's payment of interest or dividends, seizing assets of a company, taking over a company, limiting currency convertibility, or barring the fund's withdrawal of assets from the country. As a general matter, risk of loss is typically higher for issuers in emerging markets located in less developed or developing countries.

Investing in foreign securities also involves risks resulting from the reduced availability of public information concerning issuers and the fact that foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. Further, the volume of securities transactions effected on foreign markets in most cases remains considerably below that of the U.S. markets. Accordingly, the fund's foreign investments may be less liquid, and their prices may be more volatile, than comparable investments in securities of U.S. issuers. Foreign brokerage commissions and custodian fees are generally higher than in the U.S.

How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund's Service Class. The information shows: (a) Service Class performance from year to year; and (b) how the Service Class' average annual returns for one year and lifetime periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns do not reflect variable contract expenses. If reflected, the returns would be lower.
[GRAPHIC OMITTED]




[CHART]
Annual Total Returns
2005                 2006
4.23%                11.00%




During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 2006 at: 6.37%.

The fund's lowest return for a quarter occurred in the first quarter of 2005 at: (2.25)%.

Average Annual Total Returns




                                      For periods ended 12/31/06
                               ----------------------------------------
                                1 year   5 years   10 years   Lifetime*
                               -------- --------- ---------- ----------
  LVIP FI Equity-Income Fund   11.00%   N/A       N/A        11.31%
  Russell 1000 Value Index**   22.25%   N/A       N/A        16.91%



* The fund's lifetime began May 19, 2004. Lifetime index performance, however, began May 1, 2004.

** The Russell 1000 Value Index measures the performance of those companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 companies consist of the 1,000 largest U.S. companies based on total market capitalization.

The fund primarily invests in income-producing stocks of large-sized value companies. Accordingly, the fund's performance can be compared to the performance of the Russell 1000 Value Index.


                                                                           FEI-3


Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.



Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                             N/A
 Deferred Sales Charge (Load)                                                         N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                          N/A
 Redemption Fee                                                                       N/A
 Exchange Fee                                                                         N/A
 Account Maintenance Fee                                                              N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                        0.73%
 Distribution and/or Service (12b-1) fees                                              0.25%
 Other Expenses1                                                                       0.08%
 Annual Fund Operating Expenses                                                        1.06%
 Less Fee Waiver and Expense Reimbursements2                                          (0.06%)
 Net Expenses                                                                          1.00%



1 The fees and expenses shown in the table have been restated to reflect a change in the fee structure of the administration agreement, which may result in higher administration fees being charged to the fund. In addition, the fees and expenses have been restated to reflect a change in expense allocation methodology. Effective January 1, 2007. eExpenses common to all funds of the Trust will be allocated to each fund based on their relative average net assets.

2 The adviser has contractually agreed to waive a portion of its advisory fee through April 30, 2008. The waiver amount is: 0.03% on the first $250,000,000 of average daily net assets of the fund; 0.08% on the next $500,000,000 of average daily net assets of the fund; 0.13% of average daily net assets of the fund in excess over $750,000,000 of average daily net assets of the fund. Prior to Sepetember 1, 2006, the waiver amount was 0.00% on the first $250,000,000 of average daily net assets of the fund; 0.05% on the next $500,000,000 of average daily net assets of the fund; and 0.10% of average daily net assets of the fund in excess of $750,000,000. This waiver will renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example reflects the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for the years two through ten. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.



 1 year   3 years   5 years   10 years
-------- --------- --------- ---------
   $102     $331      $579    $1,289



FEI-4


Fund Overview -
LVIP Growth Opportunities Fund
What are the fund's goals and main investment strategies?
The investment objective of the LVIP Growth Opportunities Fund (fund), formerly the Growth Opportunities Fund, is to seek long-term capital growth.

The fund normally invests at least 80% of its assets in equity securities of small-cap and emerging growth companies and invests at least 80% of its assets in securities or instruments of issuers located in the United States. Small-cap companies are those companies with market capitalization similar to the market capitalization of companies in the Russell 2000 Index or the S&P SmallCap 600 Index at the time of the fund's investment. The market capitalization of the Russell 2000 Index and S&P SmallCap 600 Index included companies with capitalizations up to $3.7 billion as of February 28, 2007, and up to $3.7 billion as of December 31, 2006, respectively. The fund will not sell a company's securities solely because that company's market capitalization rises above the fund's definition of a small cap company.

When evaluating the fund's performance, the Russell 2000 Growth Index is used as the benchmark. The Russell 2000 Growth Index measures the performance of those companies in the Russell 2000 Index with higher price-to-book ratios and higher forecasted values. The Russell 2000 companies consist of the smallest 2,000 U.S. companies in the Russell 3000 Index based on total market capitalization.

In selecting securities, the fund emphasizes those securities that fund management believes have above average prospects for earnings growth. The fund may also invest in securities that it believes are undervalued (when the price of a company's stock is considered to be less than what the sub-adviser believes it is worth).

The fund's evaluation of the prospects for a company's industry or market sector is an important factor in evaluating a particular company's earnings prospects. The fund may purchase common stock, preferred stock, convertible securities, and other instruments.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

The fund may also use other investment strategies, to a lesser degree, to pursue its investment objective, including borrowing and leverage and investment in foreign securities, IPOs, illiquid and restricted securities, and Rule 144A securities. The fund may also invest in debt securities, convertible securities, derivatives and exchange-traded funds. The fund's Statement of Additional Information (SAI) describes these other investment strategies and the risks involved.

The fund does not intend to engage in active or frequent trading of portfolio securities as a part of its normal investment strategy. Market conditions, however, could result in a greater degree of market activity and a higher portfolio turnover rate. High portfolio turnover (e.g. over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. The trading costs associated with high portfolio turnover may adversely affect the fund's performance. The fund's portfolio turnover rate was 269% in 2006.

Lincoln Investment Advisors Corporation (LIA) serves as the investment adviser to the fund. Day-to-day management of the fund's securities investments has been sub-advised to BAMCO, Inc. For more information regarding the investment adviser and sub-adviser, please refer to the General Prospectus Disclosure.

What are the main risks of investing in the fund?

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money.

Small cap or emerging growth companies may have limited product lines or markets, may depend on a smaller number of key personnel and may be less financially secure than larger, more established companies. If a product fails, or if management changes, or if there are other adverse developments, the fund's investments in a small cap or emerging growth company may lose substantial value.

Small cap and emerging growth companies securities generally trade in lower volumes and are subject to greater, less predictable price changes than the securities of more established companies. Investing in small cap or emerging growth companies requires a long term view.

The fund follows an investing style that favors growth investments. Historically, growth investments have performed best during the later stages of economic expansion. Therefore, the growth investing style may over time go in and out of favor. At times when the growth investing style used by the fund is out of favor, the fund may underperform other equity funds that use different investing styles.

                                                                            GO-1

How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contact assets in the fund's Service Class. The information shows: (a) changes in the Service Class' performance for one year; and (b) how the Service Class' average annual returns for one year and lifetime periods compare with those of a broad measure of market performance. Although past performance of a fund is not a guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the fund.
[GRAPHIC OMITTED]

[CHART]
Annual Total Returns
                     2006
                     9.89

During the periods shown in the above chart, the fund's highest return for a quarter occurred in the first quarter of 2006 at: 16.27%.

The fund's lowest return for a quarter occurred in the second quarter of 2006 at: (7.79)%.

Average Annual Total Return

                                     For periods ended 12/31/06
                                   -------------------------------
                                     1 year    5 years   Lifetime*
                                   ---------- --------- ----------
  LVIP Growth Opportunities Fund       9.89%  NA        20.96%
     Russell 2000 Growth Index**      13.35%  NA        19.90%

* The fund's lifetime began on May 3, 2005. Lifetime index performance however, began on May 1, 2005.

** The Russell 2000 Growth Index measures the performance of those companies in the Russell 2000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index consists of the smallest 2,000 U.S. companies in the Russell 3000 Index based on total market capitalization.

GO-2

Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell Service Class shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.

Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                             N/A
 Deferred Sales Charge (Load)                                                         N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                          N/A
 Redemption Fee                                                                       N/A
 Exchange Fee                                                                         N/A
 Account Maintenance Fee                                                              N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                        0.99%
 Distribution and/or Service (12b-1) fees                                              0.25%
 Other Expenses1                                                                       3.62%
 Total Annual Fund Operating Expenses                                                  4.86%
 Less Fee Waiver and Expense Reimbursement2                                           (3.43%)
 Net Expenses                                                                          1.43%

1 The fees and expenses shown in the table have been restated to reflect a change in the fee structure of the administration agreement which may result in higher administration fees being charged to the fund. In addition, the fees and expenses have been restated to reflect a change in expense allocation methodology. Effective January 1, 2007. expenses common to all funds of the Trust will be allocated to each fund based on their relative average net assets

2 The adviser has contractually agreed to reimburse the fund's Service Class to the extent that the Total Annual Fund Operating Expenses exceed 1.43% of average daily net assets. The Agreement will continue at least through April 30, 2008, and will renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. This example reflects the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for the years two through ten. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

 1 year   3 years   5 years   10 years
-------- --------- --------- ---------
   $146   $1,154    $2,165    $4,704

                                                                            GO-3

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Fund Overview-LVIP Janus Capital Appreciation Fund
What are the fund's goals and main investment strategies?
The investment objective of the LVIP Janus Capital Appreciation Fund (fund), formerly the Capital Appreciation Fund, is long-term growth of capital in a manner consistent with the preservation of capital.

The fund pursues its investment objective by investing in equity securities (stocks). Under normal conditions, the fund will invest a minimum of 65% of its total assets in stocks.

The fund primarily invests in stocks of large-sized U.S. companies: companies with market capitalizations, at the time of purchase, equivalent to those companies included in the Russell 1000 Growth Index. A company's market capitalization is calculated by multiplying the total number of shares of its common stock outstanding by the market price of the stock. The Russell 1000 Growth Index represents the Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. As a point of reference, as of February 28, 2007, the companies included in this index had a weighted average market capitalization of approximately $69.9 billion. The Russell 1000 companies consist of the 1,000 largest U.S. companies based on total market capitalization. When evaluating the fund's performance, the Russell 1000 Growth Index is used as the benchmark.

The fund invests in medium-sized U.S. companies, which have market capitalizations greater than $563.0 million, but less than $18.4 billion, as measured by Russell. The fund invests in small-sized U.S. companies, which generally have market capitalizations less than $1 billion. Additionally, the fund invests in stocks of foreign companies, including investments in emerging markets. These stocks may be traded on U.S. or foreign stock markets.

The fund uses a "bottom up" approach to selecting stocks. In other words, the fund uses market research to identify individual companies with earnings growth potential that may not be recognized by the market at large. As part of this process, the fund considers the valuation and risk traits of individual stocks, as well as the characteristics of the underlying companies - such as the nature of a company's business and its growth potential. The fund generally selects stocks without regard to any defined industry sector or other similarly defined selection procedure. When selecting stocks, the fund places little emphasis on earning dividend income, and any dividend income earned on the fund's investments is incidental to the fund's investment objective.

The fund does not intend to engage in active or frequent trading of portfolio securities as a part of its normal investment strategy. Market conditions, however, could result in a greater degree of market activity and a higher portfolio turnover rate. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with high portfolio turnover may adversely affect the fund's performance. The fund's portfolio turnover rate was 99% in 2006.

The fund may also use other investment strategies, to a lesser degree, to pursue its investment objective, including investment in futures and forward contracts on foreign currencies. The fund's statement of additional information
(SAI) describes these other investment strategies and the risks involved.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

Lincoln Investment Advisors Corporation (LIA) serves as the investment adviser to the fund. Day-to-day management of the fund's securities investments has been sub-advised to Janus Capital Management LLC. For more information regarding the investment adviser and sub-adviser, please refer to the General Prospectus Disclosure.

What are the main risks of investing in the fund?

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money. Because the fund invests in stocks with certain growth characteristics, the value of the fund's shares is not expected to fluctuate in line with the broad stock market indices such as the S&P 500 Index.

Moreover, the fund invests some amounts in small and medium-sized companies as well as large-sized companies. The fund's performance may be affected if stocks in one of these three groups of companies do not perform as well as stocks in the other groups.

Further, investing in stocks of small and medium-sized, less mature, lesser-known companies involves greater risks than those normally associated with larger, more mature, well-known companies. The fund runs a risk of increased and more rapid fluctuations in the value of its stock investments. This is due to the greater business risks of small size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small and medium capitalization stocks and stocks of recently organized companies have fluctuated more than the larger capitalization stocks included in the S&P 500 Index. One reason is

                                                                           JCA-1

that small and medium-sized companies have less certain prospects for growth, a lower degree of liquidity in the markets for their stocks, and greater sensitivity to changing economic conditions.

Investing in foreign stocks involves additional risks not present when investing in U.S. securities. Foreign currency fluctuations or economic or financial instability could cause the value of the fund's investments and, therefore, the value of the fund's shares to fluctuate. Additionally, investing in foreign stocks involves the risk of loss from foreign government or political actions. These actions could range from changes in tax or trade statutes to governmental collapse and war. These actions could include a foreign government's imposing a heavy tax on a company, withholding the company's payment of interest or dividends, seizing assets of a company, taking over a company, limiting currency convertibility or barring the fund's withdrawal of assets from the country. As a general matter, risk of loss is typically higher for issuers in emerging markets located in less developed or developing countries.

Additionally, investing in foreign stocks involves risks resulting from the reduced availability of public information concerning issuers and the fact that foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. Further, the volume of securities transactions effected on foreign markets in most cases remains considerably below that of the U.S. markets. Accordingly, the fund's foreign investments may be less liquid, and their prices may be more volatile, than comparable investments in securities of U.S. issuers. Foreign brokerage commissions and custodian fees are generally higher than in the U.S.

How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund's Service Class. The information shows: (a) changes in the Service Class' performance from year to year; and (b) how the Service Class' average annual returns for one year and lifetime periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns do not reflect variable contract expenses. If reflected, the returns shown would be lower.
[GRAPHIC OMITTED]

[CHART]
Annual Total Returns
2004                 2005    2006
5.02%                3.94%   9.40%

During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 2004 at: 9.94%.

The fund's lowest return for a quarter occurred in the third quarter of 2004 at: (6.83)%.

Average Annual Total Returns

                                                For periods ended 12/31/06
                                         ----------------------------------------
                                          1 year   5 years   10 years   Lifetime*
                                         -------- --------- ---------- ----------
  LVIP Janus Capital Appreciation Fund   9.40%    N/A       N/A        10.31%
           Russell 1000 Growth Index**   9.07%    N/A       N/A        11.50%

* The fund's lifetime began May 15, 2003. Lifetime index performance, however, began May 1, 2003.

**The Russell 1000 Growth Index measures the performance of those companies in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 companies consist of the 1,000 largest U.S. companies based on total market capitalization.

The fund primarily invests in large-sized growth companies. Accordingly, the fund's performance can be compared to the performance of the Russell 1000 Growth Index.

JCA-2

Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.

Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                             N/A
 Deferred Sales Charge (Load)                                                         N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                          N/A
 Redemption Fee                                                                       N/A
 Exchange Fee                                                                         N/A
 Account Maintenance Fee                                                              N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                        0.75%
 Distribution and/or Service (12b-1) fees                                              0.25%
 Other Expenses1                                                                       0.09%
 Annual Fund Operating Expenses                                                        1.09%
 Less Fee Waiver and Expense Reimbursements2                                          (0.14%)
 Net Expenses                                                                          0.95%

1 The fees and expenses shown in the table have been restated to reflect a change in the fee structure of the administration agreement, which may result in higher administration fees being charged to the fund. In addition, the fees and expenses have been restated to reflect a change in expense allocation methodology. Effective January 1, 2007, expenses common to all Funds of the Trust will be allocated to each Fund based on their relative average net assets.

2 The adviser has contractually agreed to waive a portion of its advisory fee through April 30, 2008. The waiver amount is: 0.15% of the first $100,000,000 of average daily net assets of the fund; 0.10% of the next $150,000,000 of average daily net assets of the fund; 0.15% of the next $250,000,000 of average daily net assets of the fund; 0.10% of the next $250,000,000 of average daily net assets of the fund; 0.15% of the next $750,000,000 of average daily net assets of the fund; and 0.20% of the excess over $1,500,000,000 of average daily net assets of the fund. The waiver will renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example reflects the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for the years two through ten. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

 1 year   3 years   5 years   10 years
-------- --------- --------- ---------
   $97      $333      $587    $1,316

                                                                           JCA-3

                      [THIS PAGE INTENTIONALLY LEFT BLANK]


Fund Overview-LVIP Mondrian International Value Fund
What are the fund's goals and main investment strategies?
The investment objective of the LVIP Mondrian International Value Fund (fund), formerly the International Fund, is long-term capital appreciation as measured by the change in the value of fund shares over a period of three years or longer.

The fund pursues its objective by investing primarily in foreign equity securities (principally foreign stocks). Foreign equity securities are securities of companies organized, or having a majority of their assets, or earning a majority of their operating income, outside of the United States. Foreign equity securities may trade on U.S. or foreign markets. The fund also holds some foreign equity securities of companies in developing and less developed foreign countries (emerging markets). An emerging market country is generally considered to be one that is in the initial stages of its industrialization cycle and has a low per capita gross national product. The fund may buy foreign stocks directly or indirectly using, among other instruments, depositary receipts. When evaluating the fund's performance, the MSCI EAFE Index is used as the benchmark. As of December 31, 2006, the smallest company in the index had a market cap of $235.0 million and the largest company in the index had a market cap of $219.4 billion.

Under normal circumstances, the fund invests at least 65% of its total assets in the foreign equity securities of companies located in at least five different countries. For this purpose, a company is "located" in that country where its equity securities principally trade.

The fund also holds some investments in fixed-income securities (debt obligations) denominated in foreign currencies. As a general matter, the fund only invests in foreign debt obligations when the fund believes that they offer better long-term potential returns with less risk than investments in foreign equity securities.

The fund selects individual foreign stocks using a value style of investment, which means that the fund attempts to invest in stocks believed to be undervalued. The fund's value-oriented approach places emphasis on identifying well-managed companies that are undervalued in terms of such factors as assets, earnings, dividends and growth potential. Dividend yield plays a central role in this selection process. (Dividend yield is the dollar amount of the dividend paid on one share of stock divided by the market price of one share of that stock.) When selecting individual foreign stocks, the fund also considers whether the future dividends on that stock are expected to increase faster than, slower than, or in-line with the level of inflation. The fund looks at future anticipated dividends and discounts the value of those dividends back to what they would be worth if they were being paid today. The fund uses this technique to attempt to compare the value of different investments. The fund selects individual foreign stocks from among those offering attractive potential returns. When assessing the potential return from stocks of companies in emerging markets, the fund also considers the additional risks associated with investing in these types of stocks.

The fund also invests in debt obligations issued by non-U.S. issuers, including foreign companies and foreign governments and their national, regional and local agencies and instrumentalities. The fund primarily invests in high-grade debt obligations. High-grade debt obligations are debt obligations rated at the time of purchase in the top three credit rating categories of a nationally recognized statistical rating organization, or, if unrated, are judged by the fund to be of comparable quality. See the Statement of Additional Information
(SAI) for a description of the credit rating categories of two of these entities: Moody's Investors Service, Inc. and Standard and Poor's Corp. The fund also uses a value style of investment when selecting debt obligations, except that the fund analyzes expected future interest payments rather than dividends to determine what the fund considers to be a fair price for the debt obligation.

When selecting investments, the fund considers the value of foreign currencies. To analyze foreign currencies, the fund attempts to identify the amount of goods and services that a dollar will buy in the United States and compare that to the amount of foreign currency required to buy the same amount of goods and services in another country. Eventually, currencies should trade at levels that should make it possible for the dollar to buy the same amount of goods and services overseas as in the United States. When the dollar buys less, the foreign currency may be considered to be overvalued. When the dollar buys more, the currency may be considered to be undervalued. Securities available in an undervalued currency may offer greater potential return, and may be an attractive investment for the fund.

When selecting investments, the fund also considers such factors as the economic and political conditions in different areas of the world, the growth potential of the different non-U.S. securities markets, and the availability of attractively priced securities within the respective foreign securities markets.

The funds also may enter into forward foreign currency exchange contracts (forward contracts) to buy or sell foreign currencies.A forward contract permits the contract holder to lock in a currency exchange rate as of a future date, to minimize the risk of currency fluctuation when the time comes to convert from one currency to another. The fund may use forward contracts for hedging purposes to attempt (a) to protect the value of the fund's current securities holdings or (b) to "lock in" the price of a security the fund has agreed to purchase or sell. The fund will not use forward contracts for speculative purposes.

The fund's use of forward contracts will not eliminate fluctuations in the underlying prices of the securities which the fund holds or intends to purchase. Additionally, while using forward contracts tends to minimize the risk of loss from a decline in the value of the


                                                                           MIV-1


currency that is the subject of the contract, using forward contracts also tends to limit any potential gain that might result from the increase in value of such currency.

The fund does not intend to engage in active and frequent trading of its portfolio securities in order to achieve its investment objective. Market conditions, however, could result in a greater degree of market activity and a higher portfolio turnover rate. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with high portfolio turnover may adversely affect the fund's performance. The fund's portfolio turnover rate was 14% in 2006.

The fund may also use other investment strategies, to a lesser degree, to pursue its investment objective. The fund's SAI describes these other investment strategies and the risks involved.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

Lincoln Investment Advisors Corporation (LIA) serves as the investment adviser to the fund. Day-to-day management of the fund's securities investments has been sub-advised to Mondrian Investment Partners Limited. For more information regarding the investment adviser and sub-adviser, please refer to the General Prospectus Disclosure.

What are the main risks of investing in the fund?

Investing in stocks and other securities involves the risk that the value of the securities purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's investments and, therefore, the value of the fund's shares held under your contract to fluctuate.

Investing in foreign equity securities and debt obligations involves additional risks not present when investing in U.S. securities. Foreign currency fluctuations or economic or financial instability could cause the value of the fund's investments and, therefore, the value of the fund's shares to fluctuate, and you could lose money.

Investing in foreign securities also involves the risk of loss from foreign government or political actions. These actions could range from changes in tax or trade statutes to governmental collapse and war. These actions could include a foreign government's imposing a heavy tax on a company, withholding the company's payment of interest or dividends, seizing assets of a company, taking over a company, barring the fund's withdrawal of assets from the country, and limiting the convertibility of a currency. As a general matter, risk of loss is typically higher for issuers located in emerging markets.

Additionally, investing in foreign securities involves risks resulting from the reduced availability of public information concerning issuers and the fact that foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. Further, the volume of securities transactions effected on foreign markets in most cases remains considerably below that of the U.S. markets. Accordingly, the fund's foreign investments may be less liquid, and their prices may be more volatile, than comparable investments in securities of U.S. issuers. Foreign brokerage commissions and custodian fees are generally higher than in the U.S.

Investing in foreign debt obligations also involves interest rate risk and credit risk.

Interest rate risk is the risk that the value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with changes in interest rates. As a general matter, the value of debt obligations will fluctuate with changes in interest rates. These fluctuations can be greater for debt obligations with longer maturities. When interest rates rise, debt obligations decline in value, and when interest rates fall, debt obligations increase in value. Accordingly, during periods when interest rates are fluctuating, you could lose money investing in the fund.

Credit risk is the risk that the issuer of the debt obligation will be unable to make interest or principal payments on time. A debt obligations' credit rating reflects the rating organization's view of the credit risk associated with that debt obligation. Higher-rated debt obligations generally involve lower credit risks than lower-rated debt obligations. The value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with the changes in the credit ratings of the debt obligations held. Generally, a decrease in an issuer's credit rating will cause the value of that issuer's outstanding debt obligations to fall. If debt obligations held by the fund are assigned a lower credit rating, the value of these debt obligations and, therefore, the value of the fund's shares could fall, and you could lose money.

Finally, the fund may have greater difficulty obtaining or enforcing a judgment against the issuers of foreign debt obligations than it would against U.S. issuers in the event of a default.

The fund's use of forward contracts involves additional transaction costs and risks, and may result in losses. The fund's successful use of forward contracts is dependent on the fund's ability to correctly predict future movements in interest rates and in the foreign currency markets. Correctly predicting such movements is a difficult task. Further, the value of forward contracts are subject to many of the same risks described above in connection with an investment in foreign securities, including risk of loss from foreign government or political actions.


MIV-2


How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund's Service Class. The information shows: (a) changes in the Service Class' performance from year to year; and (b) how the Service Class' average annual returns for one year and lifetime periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns do not reflect variable contract expenses. If reflected, the returns shown would be lower.
[GRAPHIC OMITTED]




[CHART]
Annual Total Returns
2004                 2005     2006
20.63%               12.26%   29.69%




During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 2004 at 13.74%.

The fund's lowest return for a quarter occurred in the second quarter of 2005 at: (0.19)%.

Average Annual Total Return




                                            For periods ended 12/31/06
                                           -----------------------------
                                            1 year   5 years   10 years   Lifetime*
                                           -------- --------- ---------- ----------
  LVIP Mondrian International Value Fund   29.69%   N/A       N/A        25.79%
                       MSCI EAFE Index**   26.86%   N/A       N/A        27.05%



* The fund's lifetime began on May 15, 2003. Lifetime index performance, however, began May 1, 2003.

**The Morgan Stanley Capital International (MSCI) EAFE Index is a market capitalization weighted index composed of companies representative of the market structure of developed market countries in Europe, Australasia and the Far East.

Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.



Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                         N/A
 Deferred Sales Charge (Load)                                                     N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                      N/A
 Redemption Fee                                                                   N/A
 Exchange Fee                                                                     N/A
 Account Maintenance Fee                                                          N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                   0.71%
 Distribution and/or Service (12b-1) fees                                         0.25%
 Other Expenses1                                                                  0.14%
 Annual Fund Operating Expenses                                                   1.10%



1 The fees and expenses shown in the table have been restated to reflect a change in the fee structure of the administration agreement, which may result in higher administration fees being charged to the fund. In addition, the fees and expenses have been restated to reflect a change in expense allocation methodology. Effective January 1, 2007, expenses common to all funds of the Trust will be allocated to each fund based on their relative average net assets.

                                                                           MIV-3



The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.



 1 year   3 years   5 years   10 years
-------- --------- --------- ---------
   $112     $350      $606    $1,340



MIV-4


Fund Overview-LVIP Money Market Fund
What are the fund's goals and main investment strategies?
The investment objective of the LVIP Money Market Fund (fund), formerly the Money Market Fund, is to maximize current income while (i) maintaining a stable value of your shares (providing stability of net asset value) and (ii) preserving the value of your initial investment (preservation of capital). The fund pursues this objective by investing in a diverse group of high-quality short-term money market instruments that mature or can be put back to the issuer within 397 days from the date of purchase or the date of reset. These instruments include:
  o obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities;
  o certificates of deposit and other obligations of both U.S. and foreign banks that have assets of at least one billion dollars; and
  o commercial paper and other debt obligations of U.S. corporations, including loan participation certificates.

When selecting money market securities, the fund considers the Federal Reserve Board's current monetary policies and, for comparative purposes, the current yields and maturities of various other types of short-term debt instruments. The fund then selects individual securities based on the attractiveness of their yield and length of maturity. The fund maintains a cumulative average portfolio maturity of no greater than 90 days. When evaluating the fund's performance, the Citigroup 90-day T-Bill Index is used as the benchmark.

The fund follows an investment policy of purchasing money market securities rated in one of the top two credit rating categories of Moody's Investor Service, Inc. and Standard & Poor's Corp. See the SAI for a description of the credit rating categories of these two entities.

Lincoln Investment Advisors Corporation (LIA) serves as the investment advisor to the fund. Day-to-day management of the fund's securities investments has been sub-advised to Delaware Management Company (DMC), a series of Delaware Management Business Trust. For more information regarding the investment advisor and sub-adviser, please refer to the General Prospectus Disclosure.

What are the main risks of investing in the fund?

Securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of, nor are they guaranteed by, the U.S. Treasury. Certain securities issued by agencies and instrumentalities of the U.S. Government are backed by the full faith and credit of the U.S. Government, such as securities issued by GNMA. Others are not insured or guaranteed by the U.S. Government and may be supported only by the issuer's right to borrow from the U.S. Treasury, subject to certain limits, such as securities issued by Federal Home Loan Banks, or by the credit of the issuing agency and the discretionary authority of the U.S. Government to purchase certain obligations, such as Federal National Mortgage Association, or only by the credit of the issuing agency, such as Federal Farm Credit Banks.

Investments in foreign banks and overseas branches of U.S. banks may be subject to less stringent regulations and different risks than U.S. domestic banks.

                                                                            MM-1

How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund's Service Class. The information shows: (a) changes in the Service Class' performance from year to year; and (b) how the Service Class' average annual returns for one year and lifetime periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns do not reflect variable contract expenses. If reflected, the returns shown would be lower.
[GRAPHIC OMITTED]

[CHART]
Annual Total Returns
2004                 2005    2006
0.63%                2.53%   4.43%

During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 2005 at: 0.83%.

The fund's lowest return for a quarter occurred in the first quarter of 2004 at: 0.08%.

The fund's 7-day yield ending December 31, 2006 was 4.70%.

Average Annual Total Return

                                     For periods ended 12/31/06
                                    -----------------------------
                                     1 year   5 years   10 years   Lifetime*
                                    -------- --------- ---------- ----------
                Money Market Fund   4.43%    N/A       N/A        2.60%
  Citigroup 90-day T-Bill Index**   4.76%    N/A       N/A        2.63%

* The fund's lifetime began May 15, 2003. Lifetime index performance, however, began May 1, 2003.

** Citigroup 90-day Treasury Bill (T-Bill) Index is a widely recognized unmanaged index of short-term securities.

Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.

Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                         N/A
 Deferred Sales Charge (Load)                                                     N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                      N/A
 Redemption Fee                                                                   N/A
 Exchange Fee                                                                     N/A
 Account Maintenance Fee                                                          N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                   0.42%
 Distribution and/or Service (12b-1) fees                                         0.25%
 Other Expenses1                                                                  0.08%
 Annual Fund Operating Expenses                                                   0.75%

1 The fees and expenses shown in the table have been restated to reflect a change in the fee structure of the administration agreement, which may result in higher administration fees being charged to the fund. In addition, the fees and expenses have been restated to reflect a change in expense allocation methodology. Effective January 1, 2007. expenses common to all funds of the Trust will be allocated to each fund based on their relative average net assets.

MM-2

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

 1 year   3 years   5 years   10 years
-------- --------- --------- ---------
   $77      $240      $417      $930

                                                                            MM-3

                      [THIS PAGE INTENTIONALLY LEFT BLANK]


Fund Overview -
LVIP T. Rowe Price Structured Mid-Cap Growth Fund

What are the fund's goals and main investment strategies?

The investment objective of the LVIP T. Rowe Price Structured Mid-Cap Growth Fund (fund), formerly the Aggressive Growth Fund is to maximize the value of your shares (capital appreciation).


The fund pursues its objective by investing in a diversified group of domestic stocks primarily of small and medium-sized companies: companies traded on U.S. securities markets with market capitalizations, at the time of purchase, equivalent to those of companies included in the Russell Midcap Growth Index or the S&P MidCap 400 Index. When evaluating the fund's performance, the Russell Midcap Growth Index is used as the benchmark.


The Russell Midcap Growth Index is an unmanaged index of common stocks of companies with greater-than-average growth orientation. The Russell Midcap companies consist of the 800 smallest companies in the Russell 1000 Index. The S&P MidCap 400 Index covers approximately 7% of the domestic equities market and is the most widely used index for mid-sized companies. A company's market capitalization is calculated by multiplying the total number of shares of its common stock outstanding by the market price of the stock. The market capitalization range of the Russell Midcap Growth Index was $1.3 billion to $20.7 billion as of February 28, 2007 while the range for the S&P MidCap 400 Index was $500.0 million to $10.6 billion as of December 31, 2006.


The fund has the flexibility to purchase some larger and smaller companies that have qualities consistent with its core characteristics. It may on occasion purchase a stock whose market capitalization is outside of the range of mid-cap companies. The market cap of companies in the fund's portfolio, the Russell Midcap Growth Index and the S&P MidCap 400 Index will change over time, and the fund will not automatically sell or cease to purchase a stock of a company it already owns because the company's market capitalization grows or falls outside of the index ranges.

Stock selection is based on a combination of fundamental, bottom-up analysis and top-down quantitative strategies in an effort to identify companies with superior long-term appreciation prospects. The companies sought typically have:

  o a demonstrated ability to consistently increase revenues, earnings, and cash flow;
  o capable management;
  o attractive business niches; and
  o a sustainable competitive advantage.

When selecting investments, valuation measures, such as a company's price/earnings (P/E) ratio relative to the market and its own growth rate are also considered. Holdings of high-yielding stocks will typically be limited, but the payment of dividends - even above-average dividends - does not disqualify a stock from consideration. Most holdings are expected to have relatively low dividend yields.

In pursuing its investment objective, the fund's management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the fund's management believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities. These holdings may comprise more than 5% of the total fund holdings.

The fund also uses other investment strategies, to a lesser degree, to pursue its investment objective. While most assets will be invested in U.S. common stocks, other securities may also be purchased, including foreign stocks, futures, options and exchange traded funds, in keeping with fund objectives. The fund's Statement of Additional Information (SAI) describes these other investment strategies and the risks involved.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.


The fund does not intend to engage in active and frequent trading of its portfolio securities in order to achieve its investment objective. Market conditions, however, could result in a greater degree of market activity and a higher portfolio turnover rate. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with high portfolio turnover may adversely affect the fund's performance. The fund's portfolio turnover rate was 41% in 2006.

Lincoln Investment Advisors Corporation (LIA) serves as the investment adviser to the fund. Day-to-day management of the fund's securities investments has been sub-advised to T. Rowe Price Associates, Inc. For more information regarding the investment adviser and sub-adviser, please refer to the General Prospectus Disclosure.


                                                                       TRPSMCG-1

What are the main risks of investing in the fund?

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money.

Investing in stocks of smaller and medium-sized, less mature, lesser-known companies involves greater risks than those normally associated with larger, more mature, well-known companies. The fund runs a risk of increased and more rapid fluctuations in the value of its stock investments. This is due to the greater business risks of small size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small and medium capitalization stocks and stocks of recently organized companies have fluctuated more than the larger capitalization stocks included in the S&P 500. One reason is that smaller and medium-sized companies have less certain prospects for growth, a lower degree of liquidity in the markets for their stocks, and greater sensitivity to changing economic conditions.

Prices of small and medium-sized company stocks may fluctuate independently of larger company stock prices. Small and medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many independent factors lead to this result, such as the current and anticipated global economic environment and current and anticipated direction of interest rates in the United States, for example. Slower economic conditions or increasing interest rates may have been reasons historically for declining values in small and medium capitalization companies. The stock of companies with small and medium stock market capitalizations may trade less frequently and in limited volume. Therefore, you should expect that the net asset value of the fund's shares may fluctuate more than broad stock market indices such as the S&P 500, and may fluctuate independently from those indices.

In addition, growth stocks can be volatile for several reasons. Since they usually reinvest a high proportion of earnings in their own businesses, they may lack the dividends usually associated with value stocks that can cushion their decline in a falling market. Also, since investors buy these stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines.

How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund's Service Class. The information shows: (a) changes in the Service Class' performance from year to year; and (b) how the Service Class' average annual returns for one year and lifetime periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns do not reflect variable contract expenses. If reflected, the returns shown would be lower.
[GRAPHIC OMITTED]






[CHART]
Annual Total Returns
2004                 2005   2006
13.37                9.54   9.00




During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 2004 at: 11.98%.

The fund's lowest return for a quarter occurred in the second quarter of 2006 at: (5.02)%.


TRPSMCG-2

Average Annual Total Return


                                                              For periods ended 12/31/06
                                                      ------------------------------------------
                                                        1 year    5 years   10 years   Lifetime*
                                                      ---------- --------- ---------- ----------
          LVIP T. Rowe Price Structured Mid-Cap Growth Fun9.00%  N/A       N/A        14.48%
  Russell Midcap Growth Index**                          10.66%  N/A       N/A        19.37%


* The fund's lifetime began May 15, 2003. Lifetime index performance, however, began on May 1, 2003.


** The Russell Midcap Growth Index measures the performance of those Russell
   Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap companies consist of the 800 smallest companies in the Russell 1000 Index, which represent approximately 24% of the total market capitalization of the Russell 1000 Index.


The fund pursues its investment objective by investing primarily in companies with market capitalizations, at the time of purchase, equivalent to those of companies included in the Russell Midcap Growth Index and the S&P Midcap 400 Index. Accordingly, the table above compares the performance of the fund to that of the Russell Midcap Growth Index.

Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.


Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                         N/A
 Deferred Sales Charge (Load)                                                     N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                      N/A
 Redemption Fee                                                                   N/A
 Exchange Fee                                                                     N/A
 Account Maintenance Fee                                                          N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                   0.73%
 Distribution and/or Service (12b-1) fees                                         0.25%
 Other Expenses1                                                                  0.12%
 Annual Fund Operating Expenses                                                   1.10%



1 The fees and expenses shown in the table have been restated to reflect a change in the fee structure of the administration agreement, which may result in higher administration fees being charged to the fund. In addition, the fees and expenses have been restated to reflect a change in expense allocation methodology. Effective January 1, 2007, expenses common to all funds of the Trust will be allocated to each fund based on their relative average net assets.

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.



 1 year   3 years   5 years   10 years
-------- --------- --------- ---------
   $112     $350      $606    $1,340


----

                                                                       TRPSMCG-3

                      [THIS PAGE INTENTIONALLY LEFT BLANK]


Fund Overview-LVIP UBS Global Asset Allocation Fund

What are the fund's goals and main investment strategies?

The investment objective of the LVIP UBS Global Asset Allocation Fund (fund), formerly the Global Asset Allocation Fund, is long-term total return (capital appreciation plus current income) consistent with preservation of capital.


The fund pursues its objective by investing in equity (stocks) and fixed income securities (debt obligations) of issuers located within and outside the U.S. Under normal circumstances, the fund will allocate its assets between equity and fixed income securities.

The fund is a multi-asset fund and invests in each of the major asset classes based upon the assessment of prevailing market conditions in the U.S. and abroad:
  o U.S. equities;
  o international equities (including emerging markets);
  o U.S. fixed income; and
  o international fixed income (including emerging markets).


The sub-adviser uses analysis of critically important global economic and market factors to help decide how much will be invested in each of the asset classes and which specific types of securities will be bought or sold within each asset class. The fund's risk is carefully monitored with consideration given to the risk generated by individual positions, sector, country and currency views.


When evaluating the fund's performance, the Global Securities Markets Index
(GSMI) is used as the benchmark. The GSMI is an unmanaged index compiled by UBS Global AM, the fund's sub-adviser. The GSMI is constructed as follows: 40% Russell 3000 Index; 22% MSCI World Ex USA (Free) Index; 21% Citigroup U.S. Broad Investment Grade Bond Index; 9% Citigroup Non-U.S. World Government Bond Index; 3% Merrill Lynch U.S. High Yield Cash Pay Constrained Index; 3% MSCI Emerging Markets (Free) Index; and 2% JP Morgan EMBI Global.

Equity Asset Class

Within the equity portion of the fund's portfolio, the fund selects securities whose fundamental values it believes are greater than their market prices. In this context, the fundamental value of a given security is the fund's assessment of what a security is worth. The fund bases its estimates of value upon economic, industry and company analysis, as well as upon a company's management team, competitive advantage and core competencies. The fund then compares its assessment of a security's value against the prevailing market prices, with the aim of constructing a portfolio of stocks with attractive relative price/value characteristics.


For each security under analysis, the fundamental value estimate is compared to the company's current market price to ascertain whether a valuation anomaly exists. A stock with a market price below the estimated intrinsic or fundamental value would be considered a candidate for inclusion in the fund's portfolio. The comparison between price and intrinsic or fundamental value allows comparisons across industries and countries.

While the sub-adviser's investment decisions with respect to the equity portion of the fund are based primarily on price/value discrepancies as identified by its fundamental valuation process, under certain circumstances the sub-adviser may utilize growth-oriented strategies within the U.S. equity asset class for a portion of the allocation to manage risk exposures; but only after subjecting such strategies to a rigorous due diligence process to judge their suitability for the fund.

To invest in growth equities; the sub-adviser will seek to invest in companies that possess a dominant market position and franchise, a major technological edge or a unique competitive advantage; in part by using a proprietary quantitative screening system that ranks stocks using a series of growth, valuation and momentum metrics


Investment in equity securities may include common stock and preferred stock. The fund may invest in certain asset classes by investing in other open-end investment companies, including investment companies advised by the sub-adviser, to the extent permitted by applicable law. The fund does not pay fees in connection with its investment in the investment companies advised by the sub-adviser, but may pay expenses associated with such investments.

Fixed Income Asset Class


In selecting fixed income securities, the fund uses an internally developed valuation model that quantifies return expectations for all major bond markets, domestic and foreign. The model employs a qualitative credit review process that assesses the ways in which macroeconomic forces (such as inflation, risk premiums and interest rates) may affect industry trends. Against the output of this model, the fund considers the viability of specific debt securities compared to certain qualitative factors, such as management strength, market position, competitive environment and financial flexibility, as well as certain quantitative factors, such as historical operating results, calculation of credit ratios, and expected future outlook. These securities will have an initial maturity of more than one year and will generally be of investment-grade quality and possess a minimum rating of BBB & S&P 500 or Baa by Moody's or if


                                                                          UGAA-1


unrated, determined to be of comparable quality by the sub-adviser. The fund may invest in both investment grade and high yield (lower-rated) securities.

The sub-adviser's fixed income strategy combines judgments about the absolute value of the fixed income universe and the relative value of issuer sectors, maturity intervals, duration of securities, quality and coupon segments and specific circumstances facing the issuers of fixed income securities. Duration measures a fixed income security's price sensitivity to interest rates by indicating the approximate change in a fixed income security's price if interest rates move up or down in one percent (1%) increments. Duration management involves adjusting the sensitivity to interest rates of the holdings within a country. The sub-adviser manages duration by choosing a maturity mix that provides opportunity for appreciation while also limiting interest rate risks.


Investments in fixed income securities may include debt securities of governments throughout the world (including the U.S.), their agencies and instrumentalities, debt securities of corporations, mortgage-backed securities and asset-backed securities.

The fund may invest in cash or cash equivalent instruments, including shares of an affiliated investment company. When market conditions warrant, the fund may make substantial temporary defensive investments in cash equivalents, which may affect the fund's ability to pursue its investment objective.

Securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of, nor are they guaranteed by, the U.S. Treasury. Certain securities issued by agencies and instrumentalities of the U.S. Government are backed by the full faith and credit of the U.S. Government, such as securities issued by GNMA. Others are not insured or guaranteed by the U.S. Government and may be supported only by the issuer's right to borrow from the U.S. Treasury, subject to certain limits, such as securities issued by Federal Home Loan Banks, or by the credit of the issuing agency and the discretionary authority of the U.S. Government to purchase certain obligations, such as Federal National Mortgage Association, or only by the credit of the issuing agency, such as Federal Farm Credit Banks.

Portfolio Turnover and Other Information


The portfolio turnover rate for the fund may exceed 100%, and in some years, 200%. For example, the fund would have a portfolio turnover rate of 100% if the fund replaced all of its investments in one year. Market conditions could also result in a greater or lesser degree of market activity and a higher or lower portfolio turnover rate. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with high portfolio turnover may adversely affect the fund's performance. The fund's portfolio turnover rate was 78% in 2006.


Under normal market conditions, the fund expects the range of strategy to be based upon the GSMI. In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.


In addition, the fund attempts to generate positive returns through sophisticated currency management techniques. These decisions are integrated with analysis of global market and economic conditions. The fund may (but is not required to) use forward currency contracts, options, futures, swaps and other derivatives as part of its investment strategy or to help manage portfolio risks.

Lincoln Investment Advisors Corporation (LIA) serves as the investment advisor to the fund. Day-to-day management of the fund's securities investments has been sub-advised to UBS Global Asset Management (Americas) Inc. (UBS Global
AM). For more information regarding the investment adviser and sub-adviser, please refer to the General Prospectus Disclosure.


What are the main risks of investing in the fund

The fund's investment strategy is to vary the amount invested among the asset classes of securities. Therefore, the value of the fund's shares held under your contract depends on:
  o the performance of each asset class and sub-class (where applicable); and
  o the amount of the fund's total assets invested in each asset class and sub-class (where applicable).

Accordingly, the value of the fund's shares may be negatively affected if:
  o the securities in one of the fund's asset classes or sub-classes do not perform as well as securities in the other asset classes or sub-class;
  o the fund invests large amounts in an asset class or sub-class that does not perform as well as the other asset classes or sub-class and
  o when selecting asset classes and sub-classes of investment, poor timing causes the fund to suffer losses or miss gains generated in a specific asset class or sub-class.

Asset allocation risk is the risk that the fund may allocate assets to an asset class that underperforms other asset classes. For example, the fund may be overweighted in equity securities when the stock market is falling and the fixed income market is rising.

UGAA-2

Additionally, each asset class of investment involves specific risks. As a general matter, the stock asset class involves more risk than the fixed income asset class. Because the fund normally invests amounts in both asset classes, the overall risk generally of the fund is lower than that of a fund that invests only in stocks.

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares to fluctuate, and you could lose money.

Further, investing in stocks of small and medium-sized, less mature, lesser-known companies involves greater risks than those normally associated with larger, more mature, well-known companies. The fund runs a risk of increased and more rapid fluctuations in the value of its stock investments. This is due to the greater business risks of small size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small and medium capitalization stocks and stocks of recently organized companies have fluctuated more than the larger capitalization stocks included in the S&P 500. One reason is that small and medium-sized companies have less certain prospects for growth, a lower degree of liquidity in the markets for their stocks, and greater sensitivity to changing economic conditions.

Investing in debt obligations primarily involves interest rate risk and credit risk.

Interest rate risk is the risk that the value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with changes in interest rates. As a general matter, the value of debt obligations will fluctuate with changes in interest rates. These fluctuations can be greater for debt obligations with longer maturities and for higher quality debt obligations. When interest rates rise, debt obligations decline in value, and when interest rates fall, debt obligations increase in value. Accordingly, during periods when interest rates are fluctuating, you could lose money investing in the fund.

Credit risk is the risk that the issuer of the debt obligation will be unable to make interest or principal payments on time. A debt obligation's credit rating reflects the credit risk associated with that debt obligation. Higher-rated debt obligations involve lower credit risks than lower-rated debt obligations. Generally, credit risk is higher for corporate and foreign government debt obligations than for U.S. government securities, and higher still for debt rated below investment grade (junk bonds). The value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with the changes in the credit ratings of the debt obligations held. Generally, a decrease in an issuer's credit rating will cause the value of that issuer's outstanding debt obligations to fall. The issuer may also have increased interest payments, as issuers with lower credit ratings generally have to pay higher interest rates to borrow money. As a result, the issuer's future earnings and profitability could also be negatively affected. This could further increase the credit risks associated with that debt obligation.

If debt obligations held by the fund are assigned a lower credit rating, the value of these debt obligations and, therefore, the value of the fund's shares could fall, and you could lose money. Because the fund also invests in medium-grade U.S. fixed-income and international debt obligations, the fund involves more risk than that normally associated with a bond fund that only invests in high-quality corporate bonds. Additionally, because a small percentage of the debt obligations held by the fund are junk bonds issued by U.S. and foreign issuers, investing in the fund also involves additional risks. These bonds are often considered speculative and involve significantly higher credit risk. These bonds are also more likely to experience significant fluctuation in value due to changes in the issuer's credit rating. The value of these bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates.

Further, the amount of current income generated by the fund depends on the types of debt obligations held and changes in current interest rates. During extended periods of falling interest rates, the fund will earn reduced income on new investments, and the fund's income distributions could be lower. Conversely, during extended periods of rising interest rates, the fund will earn increased income on new investments, and the fund's income distributions could be higher. As discussed above, however, the value of the debt obligations held by the fund are also affected by changes in interest rates. Accordingly, while periods of rising interest rates could produce increased income distributions, the value of the fund's shares could also fall during such periods.

Investing in money market securities involves the risk that the amount of income generated by the money market securities will vary with fluctuations in short-term interest rates. In general, you should expect that (1) as short-term interest rates fall, the level of income generated by the money market securities will also fall and (2) similarly, as short term interest rates rise, the level income generated by the money market securities will also rise. The money market category attempts to keep the value of the fund's money market portfolio stable. However, the value of the portfolio is neither insured nor guaranteed by the U.S. Government. The fund's money market securities, however, are considered to be a relatively low risk investments, because the fund only purchases high quality short-term money market securities, and the fund's average portfolio maturity for the money market category is no greater than 90 days.

Finally, investing in international and emerging markets securities, whether stocks, debt obligations, or money market securities, involves additional risks. Foreign currency fluctuations or economic or financial instability could cause the value of the fund's investments and, therefore, the value of the fund's shares to fluctuate, and you could lose money.

Investing in the securities of issuers with significant operations outside the U.S., including foreign governments and their agencies, also involves the risk of loss from foreign government or political actions. These actions could range from changes in tax or trade

                                                                          UGAA-3

statutes to governmental collapse and war. These actions could include a foreign government's imposing a heavy tax on a company, withholding the company's payment of interest or dividends, seizing assets of a company, taking over a company, limiting currency convertibility, or barring the fund's withdrawal of assets from the country. As a general matter, risk of loss is typically higher for issuers in emerging markets located in less developed or developing countries.

Investing in foreign issuers also involves risks resulting from the reduced availability of public information concerning issuers and the fact that foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. The value of investments in foreign securities may go down because of unfavorable foreign government actions, or political instability. Also, a decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities denominated in those currencies. Further, the volume of securities transactions effected on foreign markets in most cases remains appreciably below that of the U.S. markets. Accordingly, the fund's foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. issuers. Each of these risks is more severe for securities of issuers in emerging market countries.

Derivative transactions involve special risks and may result in losses. The prices of derivative transactions may move in unexpected ways, especially in unusual market conditions. Some derivative transactions are "leveraged" and therefore may magnify or otherwise increase investment losses. Other risks arise from the potential inability to terminate or sell positions in derivative transactions. A liquid secondary market may not always exist for the fund's positions in derivative transactions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations.

How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund's Service Class. The information shows: (a) changes in the Service Class' performance from year to year; and (b) how the Service Class' average annual returns for one year and lifetime periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns do not reflect variable contract expenses. If reflected, the returns shown would be lower.
[GRAPHIC OMITTED]






[CHART]
Annual Total Returns
2004                 2005    2006
13.27%               6.53%   14.23%




During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 2004 at: 9.76%.

The fund's lowest return for a quarter occurred in the first quarter of 2005 at: (1.10)%.


UGAA-4

Average Annual Total Return


                                             For periods ended 12/31/06
                                          --------------------------------
                                             1 year    5 years   10 years   Lifetime*
                                          ----------- --------- ---------- ----------
  LVIP UBS Global Asset Allocation Fund      .14.23%  N/A       N/A           12.99%
                   Russell 3000 Index**       15.72%  N/A       N/A           15.90%
                    MSCI World Index***       26.86%  N/A       N/A           20.42%
               Citigroup WGBI Index****        6.12%  N/A       N/A            5.12%
                              GSMI*****       14.93%  N/A       N/A           15.19%


* The fund's lifetime began May 15, 2003. Lifetime index performance, however, began May 1, 2003.


** The Russell 3000 Index represents a broad U.S. equities universe representing approximately 98% of the market. It is designed to provide a representative indication of the capitalization and return for the U.S. equity market. The Index does not reflect the deduction of fees, expenses or taxes. It was added as a basis of comparison for the fund because it was viewed as being widely recognized and used in the area of global asset allocation.


*** The MSCI World Index is a broad-based securities index that represents the U.S. and developed international equity markets in terms of capitalization and performance. It is designed to provide a representative total return for all major stock exchanges located inside and outside the United States. The Index does not reflect the deduction of fees, expenses or taxes. It was added as a basis of comparison for the fund because it was viewed as being widely recognized and used in the area of global asset allocation.


**** The Citigroup World Government Bond Index (WGBI) represents the broad global fixed income markets and includes debt issues of U.S. and most developed international governments, governmental entities and supranationals. The Index does not reflect the deduction of fees, expenses or taxes. It was added as a basis of comparison for the fund because it was viewed as being widely recognized and used in the area of global asset allocation.

*****   The Global Securities Markets Index (GSMI) is an unmanaged index compiled by UBS Global AM, the fund's sub-adviser. The GSMI is constructed as follows: 40% Russell 3000 Index; 22% MSCI World Ex USA (Free) Index; 21% Citigroup U.S. Broad Investment Grade Bond Index; 9% Citigroup Non-U.S. World Government Bond Index; 3% Merrill Lynch High Yield Cash Pay Constrained Index; 3% MSCI Emerging Markets (Free) Index; and 2% JP Morgan EMBI Global.


When comparing the fund's performance to that of the indices, you should note that the fund generally invests the largest amount in U.S. stocks and debt obligations, but the amount invested in any one category, or in the securities of U.S. or foreign issuers, varies. See the fund's goals and investment strategies above for a description of a benchmark portfolio used by the fund as one means to evaluate the success of its investment strategy.

Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.


Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                         N/A
 Deferred Sales Charge (Load)                                                     N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                      N/A
 Redemption Fee                                                                   N/A
 Exchange Fee                                                                     N/A
 Account Maintenance Fee                                                          N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                   0.73%
 Distribution and/or Service (12b-1) fees                                         0.25%
 Other Expenses1                                                                  0.18%
 Annual Fund Operating Expenses                                                   1.16%



1 The fees and expenses shown in the table have been restated to reflect a change in the fee structure of the administration agreement, which may result in higher administration fees being charged to the fund. In addition, the fees and expenses have been restated to reflect a change in expense allocation methodology. Expenses common to all funds of the Trust will be allocated to each fund based on their relative average net assets.

                                                                          UGAA-5



The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.



 1 year   3 years   5 years   10 years
-------- --------- --------- ---------
   $118     $368      $638    $1,409


--------

UGAA-6


Fund Overview -

LVIP Wilshire Conservative Profile Fund
LVIP Wilshire Moderate Profile Fund
LVIP Wilshire Moderately Aggressive Profile Fund
LVIP Wilshire Aggressive Profile Fund


What are the funds' goals and main investment strategies?


The LVIP Wilshire Conservative, Moderate, Moderately Aggressive and Aggressive Profile Funds (each a Profile Fund) operate under a fund of funds structure. Each of the Profile Funds invests substantially all of its assets in other mutual funds (underlying funds) which, in turn, invest in equity (stocks) and/or fixed income (bonds) securities. The target percentage allocation between equity (stocks) and fixed income (bonds) securities for each Profile Fund is based on its investment objective. The mixture is designed to reduce the volatility of investment returns while still providing the potential for higher long-term total returns that are more likely to be achieved by including some exposure to stocks. In addition to mutual fund investments, each Profile Fund may invest directly in individual securities, such as equity or fixed income securities and investment instruments including options and futures on securities or indices.

Because substantially all of the securities in which a fund of funds may invest are underlying funds, each Profile Fund is non-diversified for purposes of the 1940 Act, and as a result may invest a greater percentage of its assets in a particular issuer than a diversified fund. However, through the underlying funds, each Profile Fund owns a diversified mix of equity (stocks) and fixed income (bonds) securities.

As a matter of investment policy, the following is the allocation between equity (stocks) and fixed income (bonds) securities under normal circumstances:



Fund                              Investment Objective
---------------------------- ------------------------------
LVIP Wilshire Conservative   A high level of current
Profile Fund                 income with some
                             consideration given to
                             growth of capital.
LVIP Wilshire Moderate       A balance between a high
Profile Fund                 level of current income and
                             growth of capital, with an
                             emphasis on growth of
                             capital.
LVIP Wilshire Moderately     A balance between a high
Aggressive Profile Fund      level of current income and
                             growth of capital, with a
                             greater emphasis on growth
                             of capital.
LVIP Wilshire Aggressive     Long-term growth of capital.
Profile Fund                 Current income is not a
                             consideration.

Fund                                                     Investment Strategies
---------------------------- -----------------------------------------------------------------------------
LVIP Wilshire Conservative   The Profile Fund invests approximately 60% of its assets in underlying funds
Profile Fund                 which invest primarily in fixed income securities and approximately 40% in underlying funds which invest primarily in equity securities.
LVIP Wilshire Moderate       The Profile Fund invests approximately 40% of its assets in underlying funds
Profile Fund                 which invest primarily in fixed income securities and approximately 60% in underlying funds which invest primarily in equity securities.
LVIP Wilshire Moderately     The Profile Fund invests approximately 20% of its assets in underlying funds
Aggressive Profile Fund      which invest primarily in fixed income securities and approximately 80% in underlying funds which invest primarily in equity securities.
LVIP Wilshire Aggressive     The Profile Fund invests approximately 100% of its assets in underlying
Profile Fund                 funds which invest primarily in equity securities.



On at least an annual basis, the sub-adviser will reassess and make any necessary revisions in each Profile Fund's asset allocation model, including revising the asset class weightings in the models and adding and/or removing underlying funds in the models. On at least a semi-annual basis, the sub-adviser will reassess and potentially re-weight the underlying funds in each Profile Fund's allocation model. The sub-adviser will also periodically rebalance the weightings in the underlying funds in each Profile Fund to the current allocation model. In general, however, the sub-adviser does not anticipate making frequent changes in the asset allocation models and will not attempt to time the market. The underlying fund selections are made based on several considerations, including the fund's style or asset class exposures, portfolio characteristics, risk profile and investment process. The sub-adviser carefully reviews the style exposure, portfolio characteristics, and risk profile for each underlying fund over various periods and market environments to assess each fund's suitability for each Profile Fund.

The sub-adviser uses mathematical and statistical investment processes to allocate assets, select managers and construct portfolios and fund in ways the seek to outperform their specific benchmarks. Such processes may not achieve the desired results.


                                                                            WP-1


When evaluating the performance of the Profile Funds, each Profile Fund's annual return is compared to the annual return generated by a hypothetical benchmark portfolio. Those hypothetical benchmarks are constructed in the following manner:



Fund                                         Hypothetical Benchmark
------------------------------------------- -------------------------
LVIP Wilshire Conservative Profile Fund     35% Dow Jones Wilshire
                                            5000 Index, 60% Lehman
                                            Brothers Aggregate Index,
                                            5% MSCI
                                            EAFE Index
LVIP Wilshire Moderate Profile Fund         45% Dow Jones Wilshire
                                            5000 Index, 40% Lehman
                                            Brothers Aggregate Index,
                                            10% MSCI
                                            EAFE Index, 5% MSCI
                                            Emerging Markets Index
LVIP Wilshire Moderate Aggressive Profile   60% Dow Jones Wilshire
                                            5000 Index, 20% Lehman
                                            Brothers Aggregate Index,
                                            15% MSCI
Fund                                        EAFE Index, 5% MSCI
                                            Emerging Markets Index
LVIP Wilshire Aggressive Profile Fund       70% Dow Jones Wilshire
                                            5000 Index, 20% MSCI EAFE
                                            Index, 10% MSCI Emerging
                                            Markets
                                            Index



The Profile Funds also use other investment strategies, to a lesser degree, to pursue their investment objectives. The Funds' Statement of Additional Information (SAI) describes these other investment strategies and the risks involved.

In response to market, economic, political or other conditions, a fund may temporarily use a different investment strategy for defensive purposes. If a fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

Lincoln Investment Advisors Corporation (LIA) serves as the investment adviser to each Profile Fund. Wilshire Associates Incorporated, each Profile Fund's sub-adviser, manages the day-to-day investment activities of the Funds. For more information regarding the investment adviser and sub-adviser, please refer to the General Prospectus Disclosure.

What are the Underlying Funds?

Each Profile Fund will invest in underlying funds that are advised by Delaware Management Company (DMC), a series of Delaware Management Business Trust, or LIA, which invest directly in equity and fixed income securities. DMC, LIA and Lincoln Life are each indirectly wholly-owned subsidiaries of Lincoln National Corporation. Because Lincoln National Corporation indirectly owns these companies, they are affiliated persons of each other under the securities laws. In addition, the Profile Funds may invest in non-affiliated funds from a select group of investment management firms.

The relative weightings for each Profile Fund in the various underlying funds will vary over time, and the Profile Funds are not required to invest in any particular underlying fund or in any particular percentage. The portfolio manager may add, eliminate or replace underlying funds at any time and may invest in non-affiliated funds, from a select group of investment management firms, or other types of investment securities, as described above, all without prior notice to shareholders.

The Profile Funds currently expect to invest in some or all of the underlying funds described below. While the underlying funds are categorized generally as "Equity" (stocks) and "Fixed Income" (bonds), some of the underlying funds invest in a mix of securities of foreign and domestic issuers, investment-grade and high yield bonds, and other securities.



Equity Underlying Funds  Investment Objective
-----------------------  -------------------------------
Delaware American       Long-term capital growth
Services Fund
Delaware Small Cap Core Long-term capital appreciation
Fund
Delaware Small Cap      Long-term capital growth
Growth Fund
Delaware VIP Emerging   Capital appreciation
Markets Series
Delaware VIP            Long-term growth
International Value
Series
Delaware VIP REIT       Total return
Series
Delaware VIP Small Cap  Capital appreciation
Value Series
Delaware VIP U.S.       Capital appreciation
Growth Series
Delaware VIP Value      Capital appreciation
Series
Fidelity (Reg. TM) VIP  Long-term capital appreciation
Contrafund (Reg. TM)
Portfolio
Fidelity (Reg. TM) VIP  Capital appreciation
Growth Portfolio
Fidelity (Reg. TM) VIP  Long-term growth
Mid Cap Portfolio
Fidelity (Reg. TM) VIP  Long-term growth
Overseas Portfolio
LVIP Capital Growth     Capital appreciation
Fund
LVIP Cohen and Steers   Total return
Global Real Estate Fund
LVIP Delaware Growth    Capital appreciation
and Income Fund
LVIP Delaware Managed   Total return
Fund
LVIP Delaware Social    Capital appreciation
Awareness Fund


WP-2


Equity Underlying Funds  Investment Objective
-----------------------  -------------------------------
LVIP Delaware Special   Capital appreciation
Opportunities Fund
LVIP Janus Capital      Long-term growth
Appreciation Fund
LVIP FI Equity-Income   Income
Fund
LVIP Growth             Long-term growth
Opportunities Fund
LVIP Marsico            Long-term capital appreciation
International Growth
Fund
LVIP Mid-Cap Growth     Capital appreciation
Fund
LVIP Mid-Cap Value Fund Long-term capital appreciation
LVIP MFS Value Fund     Long-term growth of capital
LVIP Mondrian           Long-term capital appreciation
International Value
Fund
LVIP Small Cap Index    Capital appreciation
Fund
LVIP S&P 500 Index Fund Capital appreciation
LVIP T. Rowe Price      Maximum capital appreciation
Growth Stock Fund
LVIP T. Rowe Price      Long-term growth of capital
Structured Mid-Cap
Growth Fund
LVIP Templeton Growth   Long-term growth of capital
Fund
LVIP Value              Long-term capital appreciation
Opportunities Fund
LVIP UBS Global Asset   Total return
Allocation Fund







Fixed Income Underlying
         Funds           Investment Objective
-----------------------  ----------------------------------------
Delaware Core Plus Bond Long-term total return, consistent with
Fund                    reasonable risk
Delaware Corporate Bond Total return
Fund
Delaware Extended       Total return
Duration Bond Fund
Delaware Limited-Term   Stable income
Government Fund
Delaware VIP Capital    Current income
Reserves Series
Delaware VIP            Total return
Diversified Income
Series
Delaware VIP High Yield Total return
Series
Delaware Treasury       Inflation protection/current income
Inflation Protected
Bond Fund
LVIP Delaware Bond Fund Current income
LVIP Money Market Fund  Current income/preservation of capital



Each Profile Fund operates its "fund of funds" structure in reliance on certain federal securities laws that generally permit a fund to invest in other affiliated funds, non-affiliated funds within strict percentage limitations, and securities of government and corporate issuers. In addition to these investments, the Profile Funds have filed an application with the SEC to permit the Funds to invest in a broader range of portfolio investments.

What are the main risks of investing in the funds?

Because the Profile Funds invest in the shares of the underlying funds, the Profile Funds invest in the same investments as made by the various underlying funds. By investing in a Profile Fund, therefore, you assume the same types of risks, either directly or indirectly, as investing in those underlying funds.

The Profile Fund's investment strategy is to vary the amount invested among the asset classes of securities over time. The Profile Funds are subject to asset allocation risk, which is the risk that the Profile Fund may allocate assets to an asset class that underperforms other asset classes. For example, the Profile Fund may be overweighted in equity securities when the stock market is falling and the fixed income market is rising.

Additionally, each asset class of investment involves specific risks. To the extent a Profile Fund invests a greater percentage of its assets in underlying funds that invest primarily in equity investments (such as, for example, the LVIP Wilshire Aggressive Profile Fund), it will be more susceptible to the risks associated with equity investments. Likewise, to the extent a Profile Fund invests a greater percentage of its assets in underlying funds that invest primarily in fixed income investments (such as, for example, the LVIP Wilshire Conservative Profile Fund), it will be more susceptible to the risks associated with fixed income investments. As a general matter, the stock asset class involves more risk than the fixed income asset class. Funds that invest to a greater degree in fixed income investments, therefore, typically offer reduced risk and price volatility, but forego some potential returns.

Equity Investments. For assets allocated to equity, the primary risk is that the value of the stocks it holds will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of a fund's stock investments and, therefore, the value of a fund's shares held under your contract to fluctuate, and you could lose money.


                                                                            WP-3


Some of the underlying funds may invest in the securities of medium and small-sized, less mature, lesser-known companies, which may involve greater risks than those normally associated with larger, more mature, well-known companies. The stock of companies with medium and small stock market capitalizations may trade less frequently and in limited volume. Medium and small-sized companies also may have less certain prospects for growth and greater sensitivity to changing economic conditions.

Some of the underlying funds may invest in foreign securities, which involve additional risks. Foreign currency fluctuations or economic, financial or political instability could cause the value of a fund's investments to fluctuate. Foreign investments may be less liquid, and their prices may be more volatile, than comparable investments in securities of U.S. issuers. Investing in foreign securities also involves risks resulting from the reduced availability of public information concerning issuers and the fact that foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. As a general matter, risk of loss is typically higher for issuers in emerging markets located in less developed or developing countries.

Fixed Income Investments. For assets allocated to fixed-income, the primary risks are interest rate risk and credit risk. Interest rate risk is the risk that the value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with changes in interest rates. These fluctuations can be greater for debt obligations with longer maturities and for mortgage securities. When interest rates rise, debt obligations decline in value, and when interest rates fall, debt securities obligations increase in value. Accordingly, during periods when interest rates are fluctuating, you could lose money investing in the fund.

Credit risk is the risk that the issuer of the debt obligation will be unable to make interest or principal payments on time. A debt obligation's credit rating reflects the credit risk associated with that debt obligation. Higher-rated debt obligations involve lower credit risk than lower-rated debt obligations. Generally, credit risk is higher for corporate and foreign government debt obligations than for U.S. government securities, and higher still for debt rated below investment grade (junk bonds). The value of the debt obligations held by a fund and, therefore, the value of the fund's shares, will fluctuate with the changes in the credit ratings of the debt obligations held.

WP-4



How have the funds performed?

The following bar charts and table provide some indication of the risks of choosing to invest your contract assets in the funds' Service Class. The information shows: (a) Service Class performance for one year; and (b) how the Service Class' average annual returns for one year and lifetime periods compare with those of a broad measure of market performance. Please note that the past performance of the funds is not necessarily an indication of how the funds will perform in the future. Further, the returns do not reflect variable contract expenses. If reflected, the returns would be lower.

                    LVIP Wilshire Conservative Profile Fund
[GRAPHIC OMITTED]




[CHART]
Annual Total Return
                    2006
                    9.07




During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 2006 at: 4.15%.

The fund's lowest return for a quarter occurred in the second quarter of 2006 at: (1.10%)




                                             Average Annual Total Returns
                                            -------------------------------
                                              For periods ended 12/31/06
                                            -------------------------------
                                              1 year    5 years   Lifetime*
                                            ---------- --------- ----------
  LVIP Wilshire Conservative Profile Fund       9.07%  N/A           8.94%
          Dow Jones Wilshire 5000 Index**      15.77%  N/A          16.40%
       Lehman Brothers Aggregate Index***       4.33%  N/A           3.53%
                      MSCI EAFE Index****      26.86%  N/A          26.57%



* The funds lifetime began on May 3, 2005. Lifetime index performance, however, began on May 1, 2005.

** The Dow Jones Wilshire 5000 Index consists of nearly 5,000 common equity securities, covering all stocks in the U.S. for which daily pricing is available.

*** Lehman Brothers Aggregate Index is composed of securities from Lehman
   Brothers Government/Corporate Bond Index, Mortgage Backed Securities Index, and the Asset Backed Securities Index.

**** MSCI EAFE Index consists of more than 900 equity securities from selected countries in Europe, Australasia and the Far East.

When comparing the Profile Fund's performance to that of the indices, note that the fund invests indirectly in U.S. equity and fixed-income securities, and may invest indirectly in foreign issuers. For the relative weightings of these categories, see the fund's goals and investment strategies for a description of the fund's corresponding hypothetical benchmark used by the fund as one means to evaluate the success of its investment strategy.

                                                                            WP-5



                      LVIP Wilshire Moderate Profile Fund
[GRAPHIC OMITTED]




[CHART]
Annual Total Return
                    2006
                    11.77




During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 2006 at: 5.86%.

The fund's lowest return for a quarter occurred in the second quarter of 2006 at: (1.74%)




                                         Average Annual Total Returns
                                        -------------------------------
                                          For periods ended 12/31/06
                                        -------------------------------
                                          1 year    5 years   Lifetime*
                                        ---------- --------- ----------
  LVIP Wilshire Moderate Profile Fund      11.77%  N/A          12.25%
      Dow Jones Wilshire 5000 Index**      15.77%  N/A          16.40%
   Lehman Brothers Aggregate Index***       4.33%  N/A           3.53%
                  MSCI EAFE Index****      26.86%  N/A          26.57%
     MSCI Emerging Markets Index*****      32.59%  N/A          42.19%



* The funds lifetime began on May 3, 2005. Lifetime index performance, however, began on May 1, 2005.

** The Dow Jones Wilshire 5000 Index consists of nearly 5,000 common equity securities, covering all stocks in the U.S. for which daily pricing is available.

*** Lehman Brothers Aggregate Index is composed of securities from Lehman
   Brothers Government/Corporate Bond Index, Mortgage Backed Securities Index, and the Asset Backed Securities Index.

**** MSCI EAFE Index consists of more than 900 equity securities from selected countries in Europe, Australasia and the Far East.

*****   MSCI Emerging Markets Index is a market capitalization weighted equities index composed of companies representative of the market structure of 26 Emerging Market countries in Europe, Latin America and the Pacific Basin.

When comparing Profile Fund's performance to that of the indices, note that the fund invests indirectly in U.S. equity and fixed-income securities, and may invest indirectly in foreign issuers. For the relative weightings of these categories, see the fund's goals and investment strategies for a description of the fund's corresponding hypothetical benchmark used by the fund as one means to evaluate the success of its investment strategy.

WP-6



                LVIP Wilshire Moderately Aggressive Profile Fund
[GRAPHIC OMITTED]




[CHART]
Annual Total Return
                    2006
                    13.85




During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 2006 at: 7.15%.

The fund's lowest return for a quarter occurred in the second quarter of 2006 at: (2.22%)




                                                      Average Annual Total Returns
                                                     -------------------------------
                                                       For periods ended 12/31/06
                                                     -------------------------------
                                                       1 year    5 years   Lifetime*
                                                     ---------- --------- ----------
  LVIP Wilshire Moderately Aggressive Profile Fund      13.85%  N/A          14.97%
                   Dow Jones Wilshire 5000 Index**      15.77%  N/A          16.40%
                Lehman Brothers Aggregate Index***       4.33%  N/A           3.53%
                               MSCI EAFE Index****      26.86%  N/A          26.57%
                  MSCI Emerging Markets Index*****      32.59%  N/A          42.19%



* The funds lifetime began on May 3, 2005. Lifetime index performance, however, began on May 1, 2005.

** The Dow Jones Wilshire 5000 Index consists of nearly 5,000 common equity securities, covering all stocks in the U.S. for which daily pricing is available.

*** Lehman Brothers Aggregate Index is composed of securities from Lehman
   Brothers Government/Corporate Bond Index, Mortgage Backed Securities Index, and the Asset Backed Securities Index.

**** MSCI EAFE Index consists of more than 900 equity securities from selected countries in Europe, Australasia and the Far East.

*****   MSCI Emerging Markets Index is a market capitalization weighted equities index composed of companies representative of the market structure of 26 Emerging Market countries in Europe, Latin America and the Pacific Basin.

When comparing the Profile Fund's performance to that of the indices, note that the fund invests indirectly in U.S. equity and fixed-income securities, and may invest indirectly in foreign issuers. For the relative weightings of these categories, see the fund's goals and investment strategies for a description of the fund's corresponding hypothetical benchmark used by the fund as one means to evaluate the success of its investment strategy.

                                                                            WP-7



                     LVIP Wilshire Aggressive Profile Fund
[GRAPHIC OMITTED]




[CHART]
Annual Total Return
                    2006
                    16.25




During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 2006 at: 8.55%.

The fund's lowest return for a quarter occurred in the second quarter of 2006 at: (3.02%)




                                           Average Annual Total Returns
                                          -------------------------------
                                            For periods ended 12/31/06
                                          -------------------------------
                                            1 year    5 years   Lifetime*
                                          ---------- --------- ----------
  LVIP Wilshire Aggressive Profile Fund      16.25%  N/A          18.25%
        Dow Jones Wilshire 5000 Index**      15.77%  N/A          16.40%
     Lehman Brothers Aggregate Index***       4.33%  N/A           3.53%
                    MSCI EAFE Index****      26.86%  N/A          26.57%
       MSCI Emerging Markets Index*****      32.59%  N/A          42.19%



* The funds lifetime began on May 3, 2005. Lifetime index performance, however, began on May 1, 2005.

** The Dow Jones Wilshire 5000 Index consists of nearly 5,000 common equity securities, covering all stocks in the U.S. for which daily pricing is available.

*** Lehman Brothers Aggregate Index is composed of securities from Lehman
   Brothers Government/Corporate Bond Index, Mortgage Backed Securities Index, and the Asset Backed Securities Index.

**** MSCI EAFE Index consists of more than 900 equity securities from selected countries in Europe, Australasia and the Far East.

*****   MSCI Emerging Markets Index is a market capitalization weighted equities index composed of companies representative of the market structure of 26 Emerging Market countries in Europe, Latin America and the Pacific Basin.

When comparing the Profile Fund's performance to that of the indices, note that the fund invests indirectly in U.S. equity and fixed-income securities, and may invest indirectly in foreign issuers. For the relative weightings of these categories, see the fund's goals and investment strategies for a description of the fund's corresponding hypothetical benchmark used by the fund as one means to evaluate the success of its investment strategy.

WP-8



Estimated Fees and Expenses


The following table describes the fees and expenses that are incurred if you buy, hold, or sell Service Class shares of the funds. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.


                                                       LVIP Wilshire   LVIP Wilshire        LVIP Wilshire        LVIP Wilshire
                                                        Conservative      Moderate            Moderately          Aggressive
                                                        Profile Fund    Profile Fund   Aggressive Profile Fund   Profile Fund
                                                      --------------- --------------- ------------------------- --------------
Shareholder Fees (fees paid by the investor directly)
Sales Charge (Load) Imposed on Purchases ............      N/A             N/A                  N/A                  N/A
Deferred Sales Charge (Load) ........................      N/A             N/A                  N/A                  N/A
Maximum Sales Charge (Load) Imposed on
   Reinvested Dividends .............................      N/A             N/A                  N/A                  N/A
Redemption Fee ......................................      N/A             N/A                  N/A                  N/A
Exchange Fee ........................................      N/A             N/A                  N/A                  N/A
Account Maintenance Fee .............................      N/A             N/A                  N/A                  N/A
Annual Fund Operating Expenses (fees that are
 deducted from fund assets)
Management Fee ......................................       0.25%           0.25%                0.25%                0.25%
Distribution and/or Service (12b-1 fees) ............       0.25%           0.25%                0.25%                0.25%
Other Expenses1 .....................................       0.16%           0.06%                0.08%                0.19%
Acquired Fund Fees and Expenses (AFFE)2 .............       0.72%           0.81%                0.82%                0.91%
Total Annual Fund Operating Expenses ................       1.38%           1.37%                1.40%                1.60%
Less Fee Waiver and Expense Reimbursement3 ..........      (0.16%)         (0.06%)              (0.08%)              (0.19%)
Net Expenses (including AFFE) .......................       1.22%           1.31%                1.32%                1.41%



1 The fees and expenses shown in the table have been restated to reflect a change in the fee structure of the administration agreement, which may result in higher administration fees being charged to the fund. In addition, the fees and expenses have been restated to reflect a change in expense allocation methodology. Effective January 1, 2007, expenses common to all funds of the Trust will be allocated to each fund based on their relative average cost.

2 The "Acquired Fund Fees and Expenses (AFFE)" in the chart are based on the 2006 fees and expenses of the underlying funds that were owned by each Profile Fund during 2006 and are provided to show you an estimate of the underlying fees and expenses attributable to each fund. Each fund's expense ratio will vary based on the actual allocations to the underlying funds that occurred through the year.

3 The advisor has contractually agreed to reimburse each fund's Service Class to the extent that the fund's Total Annual Fund Operating Expenses (excluding underlying fund fees and expenses) exceed 0.50% of average daily net assets. The agreement will continue at least through April 30, 2008 and renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

The following examples help you compare the cost of investing in a Profile Fund with the cost of investing in other mutual funds. The examples illustrate the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The examples also assume that the Profile Fund provides a return of 5% a year and that operating expenses remain the same. These examples reflect the net operating expenses with expense waivers for the Profile Funds and the underlying funds for the one-year contractual period and the total operating expenses without expense waivers for the Profile Funds and the underlying funds for the years two through ten. Your actual costs may be higher or lower than this example. These examples do not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.



                                                      1 year   3 years   5 years   10 years
                                                     -------- --------- --------- ---------
             LVIP Wilshire Conservative Profile Fund   $124      $420      $738    $1,639
                 LVIP Wilshire Moderate Profile Fund   $133      $427      $743    $1,638
               LVIP Wilshire Moderately Aggressive Profile$135   $437      $761    $1,678
     LVIP Wilshire Aggressive Profile Fund                $143   $486      $851    $1,881


                                                                            WP-9

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Fund Overview -

LVIP Wilshire 2010 Profile Fund
LVIP Wilshire 2020 Profile Fund
LVIP Wilshire 2030 Profile Fund
LVIP Wilshire 2040 Profile Fund

What are the funds' goals and main investment strategies?

The LVIP Wilshire 2010, 2020, 2030, 2040 Profile Funds (each a Target Maturity Profile Fund) operate under a fund of funds structure. Each Target Maturity Profile Fund invests substantially all of its assets in other mutual funds (underlying funds) which, in turn, invest in equity (stocks) and fixed income (bonds) securities. The Target Maturity Profile Funds are designed for investors planning to retire close to the year indicated in the name of the Fund. Each Target Maturity Profile Fund invests to an asset allocation between stocks (equity) and bonds (fixed income) which will become more conservative over time as the target maturity date draws closer and as the investor moves further into retirement. The mixture is designed to reduce the volatility of investment returns while still providing the potential for higher long-term total returns that are more likely to be achieved by including some exposure to stocks. In addition to mutual fund investments, each Target Maturity Profile Fund may invest directly in individual securities, such as equity or fixed income securities and investment instruments including options and futures on securities or indices.

Because substantially all of the securities in which a fund of funds may invest are underlying funds, each Target Maturity Profile Fund is non-diversified for purposes of the 1940 Act, and as a result may invest a greater percentage of its assets in a particular issuer than a diversified fund. However, through the underlying funds, each Target Maturity Profile Fund owns a diversified mix of equity (stocks) and fixed income (bonds) securities. In effectuating its fundamental policies, each Target Maturity Profile Fund will look through to the investments of the underlying funds.

As a matter of investment policy, the following is the expected asset allocation between equity (stocks) and fixed income (bonds) securities as of April 30, 2007:

Fund                 Investment Objective*                          Current target allocation
-------------------- ---------------------------------------------- ------------------------------
LVIP Wilshire 2010   The highest total return over time with an     Fixed Income 51%, Stocks 49%
Profile Fund         increased emphasis on capital preservation
                     as the target date approaches. Thereafter, an
                     emphasis will be placed on high current
                     income with a secondary focus on capital
                     appreciation.
LVIP Wilshire 2020   The highest total return over time with an     Equity 58%, Fixed Income 42 %
Profile Fund         increased emphasis on capital preservation
                     as the target date approaches. Thereafter, an
                     emphasis will be placed on high current
                     income with a secondary focus on capital
                     appreciation.
LVIP Wilshire 2030   The highest total return over time with an     Equity 73%, Fixed Income 27%
Profile Fund         increased emphasis on capital preservation
                     as the target date approaches. Thereafter, an
                     emphasis will be placed on high current
                     income with a secondary focus on capital
                     appreciation.
LVIP Wilshire 2040   The highest total return over time with an     Equity 92%, Fixed Income 8%
Profile Fund         increased emphasis on capital preservation
                     as the target date approaches. Thereafter, an
                     emphasis will be placed on high current
                     income with a secondary focus on capital
                     appreciation.

*This objective is non-fundamental and may be changed without shareholder approval.

Each Target Maturity Profile Fund's actual asset allocation among the underlying funds is intended to match its current target asset allocation. On at least an annual basis, the sub-adviser will reassess and make any necessary revisions in each Target Maturity Profile Fund's current target allocation model, including revising the asset class weightings in the models and adding and/or removing underlying funds in the models. On at least a semi-annual basis, the sub-adviser will reassess and potentially re-weight the underlying funds in each Target Maturity Profile Fund's allocation model. The sub-adviser will also periodically rebalance the weightings in the underlying funds in each Target Maturity Profile Fund to the current target allocation model. In general, however, the sub-adviser does

                                                                          WTMP-1

not anticipate making frequent changes in the asset allocation models and will not attempt to time the market. The underlying fund selections are made based on several considerations, including the fund's style or asset class exposures, portfolio characteristics, risk profile, and investment process. The sub-adviser carefully reviews the style exposure, portfolio characteristics, and risk profile for each underlying fund over various periods and market environments to assess each fund's suitability for each Target Maturity Profile Fund.

The sub-adviser uses mathematical and statistical investment processes to allocate assets, select managers and construct portfolios and funds in ways that seek to outperform their specific benchmarks. Such processes may not achieve the desired results.

The Target Maturity Profile Funds also use other investment strategies, to a lesser degree, to pursue their investment objectives. The Funds' Statement of Additional Information (SAI) describes these other investment strategies and the risks involved.

In response to market, economic, political or other conditions, a fund may temporarily use a different investment strategy for defensive purposes. If a fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

Lincoln Investment Advisors Corporation (LIA) serves as the investment adviser to each Target Maturity Profile Fund. Wilshire Associates Incorporated, each Target Maturity Profile Fund's sub-adviser, manages the day-to-day investment activities of the Funds. For more information regarding the investment adviser and sub-adviser, please refer to the General Prospectus Disclosure.

What are the Underlying Funds?

Each Target Maturity Profile Fund will invest in underlying funds that are advised by Delaware Management Company (DMC), a series of Delaware Management Business Trust, or LIA, which invest directly in equity and fixed income securities. DMC, LIA and Lincoln Life are each indirectly wholly-owned subsidiaries of Lincoln National Corporation. Because Lincoln National Corporation indirectly owns these companies, they are affiliated persons of each other under the securities laws. In addition, the Target Maturity Profile Funds may invest in non-affiliated funds from a select group of investment management firms.

The relative weightings for each Target Maturity Profile Fund in the various underlying funds will vary over time, and the Target Maturity Profile Funds are not required to invest in any particular underlying fund or in any particular percentage. The portfolio manager may add, eliminate or replace underlying funds at any time and may invest in non-affiliated funds, from a select group of investment management firms, or other types of investment securities, as described above, all without prior notice to shareholders.

The Target Maturity Profile Funds currently expect to invest in some or all of the underlying funds described below. While the underlying funds are categorized generally as "Equity" (stocks) and "Fixed Income" (bonds), some of the underlying funds invest in a mix of securities of foreign and domestic issuers, investment-grade and high yield bonds, and other securities.

Equity Underlying Funds  Investment Objective
-----------------------  -------------------------------
Delaware American       Long-term capital growth
Services Fund
Delaware Small Cap Core Long-term capital appreciation
Fund
Delaware Small Cap      Long-term capital growth
Growth Fund
Delaware VIP Emerging   Capital appreciation
Markets Series
Delaware VIP            Long-term growth
International Value
Series
Delaware VIP REIT       Total return
Series
Delaware VIP Small Cap  Capital appreciation
Value Series
Delaware VIP U.S.       Capital appreciation
Growth Series
Delaware VIP Value      Capital appreciation
Series
Fidelity (Reg. TM) VIP  Long-term capital appreciation
Contrafund (Reg. TM)
Portfolio
Fidelity (Reg. TM) VIP  Capital appreciation
Growth Portfolio
Fidelity (Reg. TM) VIP  Long-term growth
Mid Cap Portfolio
Fidelity (Reg. TM) VIP  Long-term growth
Overseas Portfolio
LVIP Capital Growth     Capital appreciation
Fund
LVIP Cohen and Steers   Total return
Global Real Estate Fund
LVIP Delaware Growth    Capital appreciation
and Income Fund
LVIP Delaware Managed   Total return
Fund
LVIP Delaware Social    Capital appreciation
Awareness Fund
LVIP Delaware Special   Capital appreciation
Opportunities Fund
LVIP Janus Capital      Long-term growth
Appreciation Fund
LVIP FI Equity-Income   Income
Fund
LVIP Growth             Long-term growth
Opportunities Fund
LVIP Marsico            Long-term capital appreciation
International Growth
Fund

WTMP-2

Equity Underlying Funds  Investment Objective
-----------------------  -------------------------------
LVIP Mid-Cap Growth     Capital appreciation
Fund
LVIP Mid-Cap Value Fund Long-term capital appreciation
LVIP MFS Value Fund     Long-term growth of capital
LVIP Mondrian           Long-term capital appreciation
International Value
Fund
LVIP Small Cap Index    Capital appreciation
Fund
LVIP S&P 500 Index Fund Capital appreciation
LVIP T. Rowe Price      Maximum capital appreciation
Growth Stock Fund
LVIP T. Rowe Price      Long-term growth of capital
Structured Mid-Cap
Growth Fund
LVIP Templeton Growth   Long-term growth of capital
Fund
LVIP Value              Long-term capital appreciation
Opportunities Fund
LVIP UBS Global Asset   Total return
Allocation Fund

Fixed Income Underlying
         Funds           Investment Objective
-----------------------  ----------------------------------------
Delaware Core Plus Bond Long-term total return, consistent with
Fund                    reasonable risk
Delaware Corporate Bond Total return
Fund
Delaware Extended       Total return
Duration Bond Fund
Delaware Limited-Term   Stable income
Government Fund
Delaware VIP Capital    Current income
Reserves Series
Delaware VIP            Total return
Diversified Income
Series
Delaware VIP High Yield Total return
Series
Delaware Treasury       Inflation protection/current income
Inflation Protected
Bond Fund
LVIP Delaware Bond Fund Current income
LVIP Money Market Fund  Current income/preservation of capital

Each Target Maturity Profile Fund operates its "fund of funds" structure in reliance on the federal securities laws and rules adopted thereunder which generally permit a fund to invest in other affiliated funds, non-affiliated funds within strict percentage limitations, and securities of government and corporate issuers. In addition to these investments, the Target Maturity Profile Funds have filed an application with the SEC to permit the Funds to invest in a broader range of portfolio investments.

What are the main risks of investing in the funds?

Because the Target Maturity Profile Funds invest in the shares of the underlying funds, the Target Maturity Profile Funds invest in the same investments as made by the various underlying funds. By investing in a Target Maturity Profile Fund, therefore, you assume the same types of risks, either directly or indirectly, as investing in those underlying funds.

The Target Maturity Profile Fund's investment strategy is to vary the amount invested among the asset classes of securities over time. The Target Maturity Profile Funds are subject to asset allocation risk, which is the risk that the Target Maturity Profile Fund may allocate assets to an asset class that underperforms other asset classes. For example, the Target Maturity Profile Fund may be overweighted in equity securities when the stock market is falling and the fixed income market is rising.

Additionally, each asset class of investment involves specific risks. To the extent a Target Maturity Profile Fund invests a greater percentage of its assets in underlying funds that invest primarily in equity investments (such as, for example, the LVIP Wilshire 2040 Profile Fund), it will be more susceptible to the risks associated with equity investments. Likewise, to the extent a Target Maturity Profile Fund invests a greater percentage of its assets in underlying funds that invest primarily in fixed income investments (such as, for example, the LVIP Wilshire 2010 Profile Fund), it will be more susceptible to the risks associated with fixed income investments. As a general matter, the stock asset class involves more risk than the fixed income asset class. Funds that invest to a greater degree in fixed income investments, therefore, typically offer reduced risk and price volatility, but forego some potential returns.

Equity Investments. For assets allocated to equity, the primary risk is that the value of the stocks it holds will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of a fund's stock investments and, therefore, the value of a fund's shares held under your contract to fluctuate, and you could lose money.

Some of the underlying funds may invest in the securities of medium and small-sized, less mature, lesser-known companies, which may involve greater risks than those normally associated with larger, more mature, well-known companies. The stock of companies with medium and small stock market capitalizations may trade less frequently and in limited volume. Medium and small-sized companies also may have less certain prospects for growth and greater sensitivity to changing economic conditions.

                                                                          WTMP-3

Some of the underlying funds may invest in foreign securities, which involve additional risks. Foreign currency fluctuations or economic, financial or political instability could cause the value of a fund's investments to fluctuate. Foreign investments may be less liquid, and their prices may be more volatile, than comparable investments in securities of U.S. issuers. Investing in foreign securities also involves risks resulting from the reduced availability of public information concerning issuers and the fact that foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. As a general matter, risk of loss is typically higher for issuers in emerging markets located in less developed or developing countries.

Fixed Income Investments. For assets allocated to fixed-income, the primary risks are interest rate risk and credit risk. Interest rate risk is the risk that the value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with changes in interest rates. These fluctuations can be greater for debt obligations with longer maturities and for mortgage securities. When interest rates rise, debt obligations decline in value, and when interest rates fall, debt securities obligations increase in value. Accordingly, during periods when interest rates are fluctuating, you could lose money investing in the fund.

Credit risk is the risk that the issuer of the debt obligation will be unable to make interest or principal payments on time. A debt obligation's credit rating reflects the credit risk associated with that debt obligation. Higher-rated debt obligations involve lower credit risk than lower-rated debt obligations. Generally, credit risk is higher for corporate and foreign government debt obligations than for U.S. government securities, and higher still for debt rated below investment grade (junk bonds). The value of the debt obligations held by a fund and, therefore, the value of the fund's shares, will fluctuate with the changes in the credit ratings of the debt obligations held.

How have the funds performed?

The Target Maturity Funds commenced operations on April 30, 2007. Once the Target Maturity Profile Funds have at least one calendar year of performance a bar chart and performance table will be included in the prospectus. Please note that the past performance of a fund is not necessarily an indication of how it will perform in the future.

WTMP-4

Estimated Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell Service Class shares of the funds. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.

                                                              LVIP Wilshire 2010
                                                                 Profile Fund
                                                             --------------------
Shareholder Fees (fees paid by the investor directly) ......
Sales Charge (Load) Imposed on Purchases ...................         N/A
Deferred Sales Charge (Load) ...............................         N/A
Maximum Sales Charge (Load) Imposed on
   Reinvested Dividends ....................................         N/A
Redemption Fee .............................................         N/A
Exchange Fee ...............................................         N/A
Account Maintenance Fee ....................................         N/A
Annual Fund Operating Expenses (fees that are
 deducted from fund assets) ................................
Management Fee .............................................          0.25%
Distribution and/or Service (12b-1 fees) ...................          0.25%
Other Expenses1 ............................................          0.27%
Acquired Fund Fees and Expenses (AFFE)2 ....................          0.72%
Total Annual Fund Operating Expenses .......................          1.49%
Less Fee Waiver and Expense Reimbursement3 .................         (0.27%)
Net Expenses (including AFFE) ..............................          1.22%

                                                              LVIP Wilshire 2020   LVIP Wilshire 2030   LVIP Wilshire 2040
                                                                 Profile Fund         Profile Fund         Profile Fund
                                                             -------------------- -------------------- -------------------
Shareholder Fees (fees paid by the investor directly) ......
Sales Charge (Load) Imposed on Purchases ...................         N/A                  N/A                 N/A
Deferred Sales Charge (Load) ...............................         N/A                  N/A                 N/A
Maximum Sales Charge (Load) Imposed on
   Reinvested Dividends ....................................         N/A                  N/A                 N/A
Redemption Fee .............................................         N/A                  N/A                 N/A
Exchange Fee ...............................................         N/A                  N/A                 N/A
Account Maintenance Fee ....................................         N/A                  N/A                 N/A
Annual Fund Operating Expenses (fees that are
 deducted from fund assets) ................................
Management Fee .............................................          0.25%                0.25%               0.25%
Distribution and/or Service (12b-1 fees) ...................          0.25%                0.25%               0.25%
Other Expenses1 ............................................          0.17%                0.15%               0.22%
Acquired Fund Fees and Expenses (AFFE)2 ....................          0.81%                0.82%               0.91%
Total Annual Fund Operating Expenses .......................          1.48%                1.47%               1.63%
Less Fee Waiver and Expense Reimbursement3 .................         (0.17%)              (0.15%)             (0.22%)
Net Expenses (including AFFE) ..............................          1.31%                1.32%               1.41%

1 "Other Expenses" are based on estimated expenses for the current fiscal year.

2 The "Acquired Fund Fees and Expenses (AFFE)" in the chart are provided to show you an estimate of the underlying fund fees and expenses attributable to each Target Maturity Profile Fund. Each Fund's expense ratio will vary based on the actual allocations to the underlying funds that occurred through the year.

3 The adviser has contractually agreed to reimburse each fund's Service Class to the extent that the fund's Total Annual Fund Operating Expenses (excluding underlying fund fees and expenses) exceed 0.50% of average daily net assets. The agreement will continue at least through April 30, 2008, and will renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

The following examples help you compare the cost of investing in a Target Maturity Profile Fund with the cost of investing in other mutual funds. The examples illustrate the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The examples also assume that the Target Maturity Profile Fund provides a return of 5% a year and that operating expenses remain the same. These examples reflect the net operating expenses with expense waivers for the Target Maturity Profile Funds and the underlying funds for the one-year contractual period and the total operating expenses without expense waivers for the Target Maturity Profile Funds and the underlying funds for the years two and three. Your actual costs may be higher or lower than this example. These examples do not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

                                     1 year   3 years   5 years1   10 years1
                                    -------- --------- ---------- ----------
  LVIP Wilshire 2010 Profile Fund     $124      $443   N/A        N/A
  LVIP Wilshire 2020 Profile Fund     $133      $450   N/A        N/A
  LVIP Wilshire 2030 Profile Fund     $135      $451   N/A        N/A
  LVIP Wilshire 2040 Profile Fund     $143      $492   N/A        N/A

1Only one-year and three-year expenses are shown since the fund is new. The fund will have expenses beyond year three.

                                                                          WTMP-5

                      [THIS PAGE INTENTIONALLY LEFT BLANK]


Management of the Funds

The funds' business and affairs are managed under the direction of their board of trustees. The board of trustees has the power to amend the funds' bylaws, to declare and pay dividends, and to exercise all the powers of the funds except those granted to the shareholders.


Manager of Managers. The funds employ a "manager of managers" structure. In this regard, the funds have received an exemptive order from the SEC to permit the funds' investment adviser, without further shareholder approval, to enter into and materially amend sub-advisory agreements with sub-advisers upon approval of the Trust's Board of Trustees. The SEC order is subject to certain conditions. For example, within ninety days of the hiring of any new sub-adviser, shareholders will be furnished with information that would be included in a proxy statement regarding the new sub-adviser. Moreover, the funds' adviser will not enter into a sub-advisory agreement with any affiliated sub-adviser without shareholder approval. The adviser has ultimate responsibility (subject to Board oversight) to oversee sub-advisers and to recommend their hiring, termination, and replacement.

Investment Adviser and Sub-Advisers: Lincoln Investment Advisors Corporation
(LIA), formerly Jefferson Pilot Investment Advisory Corporation, is the investment adviser to the funds. LIA is a registered investment adviser and wholly-owned subsidiary of Lincoln National Corporation (LNC). Its address is 1300 South Clinton Street, Fort Wayne, IN 46802. LIA (or its predecessors) has served as an investment adviser to mutual funds for over 20 years.

Prior to May 1, 2007, Delaware Management Company (DMC), another indirect subsidiary of LNC, acted as the fund's investment adviser and was compensated according to the same advisory fee rate. As a result of the merger between LNC and Jefferson-Pilot Corporation in 2006, the organization had two separate registered investment advisers - DMC and LIA. As part of an effort to streamline the investment management operations, LIA became the investment adviser to the funds. Where DMC managed the assets of a fund without a sub-adviser, DMC entered into a sub-advisory agreement with LIA so that it could continue to provide day-to-day portfolio management services to those funds. Fund shareholders approved these new advisory and sub-advisory arrangements on April 5, 2007.

LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides, on a national basis, insurance and financial services.


Certain of the funds use sub-advisers who are responsible for the day-to-day management of the fund's securities investments. Any sub-adviser to a fund, where applicable, is paid out of the fees paid to the adviser.


The eight LVIP Wilshire Profile funds operate as "fund of funds." In this structure, the fund invests in other mutual funds, which, in turn, invest directly in portfolio securities. The expenses associated with investing in a fund of funds are generally higher than those for funds that do not invest primarily in other mutual funds because shareholders indirectly pay for a portion of the fees and expenses charged at the underlying fund level.

The following chart lists each fund's investment adviser (with the effective advisory fee rate for the most recently completed fiscal year), sub-adviser, if any, and portfolio manager. The chart also indicates whether a fund operates as a "fund of funds." The funds' SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the funds.


                                                                           GPD-1


Fund                              Investment Adviser, Sub-Adviser, if any, and Portfolio Manager(s)
================================= ==============================================================================================
LVIP Cohen & Steers Global Real   Adviser: LIA (aggregate advisory fee is estimated at 0.95% of the fund's average net assets).
Estate Fund
                                  Sub-Adviser: Cohen & Steers Capital Management, Inc. ("Cohen & Steers"), 280 Park Avenue,
                                  New York, New York 10017 is responsible for the day-to-day management of the fund.

                                  Portfolio Manager: Joseph Harvey, president, has been the global chief investment officer of
                                  Cohen & Steers since December 2004. Prior to that, he served as senior vice president and director of investment research. Before joining the firm in 1992, Mr. Harvey was a vice presi-
                                  dent with Robert A. Stanger Co. for five years, where he was an analyst specializing in real estate and related securities for the firm's research and consulting activities. Mr. Harvey has a
                                  BSE degree from Princeton University.

                                  James Corl, executive vice president, has been chief investment officer of real estate securities
                                  for Cohen & Steers since August 2004. Prior to that, he served as senior vice president and director of investment strategy. Before joining the firm in 1997, Mr. Corl was a vice president
                                  and co-portfolio manager with Heitman/PRA Securities Advisors, a REIT fund manager. Previ-
                                  ously, he was an associate in the real estate investment banking group of Credit Suisse First
                                  Boston. Mr. Corl has also worked in the real estate consulting group of Arthur Andersen & Co.
                                  and as an office-leasing agent for Iliff, Thorn & Company, a West Coast commercial real estate
                                  brokerage firm. Mr. Corl has a BA degree from Stanford University and an MBA degree from the Wharton School. Mr. Harvey and Mr. Corl lead a team of investment professionals located in New York, London, Brussels and Hong Kong.
LVIP Delaware Bond Fund           Adviser: LIA (aggregate advisory fee paid to DMC, fund's former adviser, for fiscal year ended
                                  December 31, 2006 was 0.34% of the fund's average net assets).

                                  Sub-Adviser: DMC. DMC and its predecessors have been managing mutual funds since 1938.
                                  As of December 31, 2006, DMC and its affiliates were managing in excess of $150 billion in assets in various institutional or separately managed investment company and insurance accounts. DMC is a series of DMBT, a Delaware statutory trust registered with the SEC as an investment adviser. DMBT's address is 2005 Market Street, Philadelphia, Pennsylvania 19103.
                                  DMBT is an indirect subsidiary of DMH.DMH is an indirect subsidiary, and subject to the ulti-
                                  mate control, of LNC.

                                  Portfolio Manager: Ryan K. Brist, Executive Vice President/Managing Director and Chief
                                  Investment Officer, Fixed Income, is responsible for the management of the fund. Prior to join-
                                  ing Delaware Investments, Mr. Brist was senior trader and corporate specialist for Conseco
                                  Capital Management from 1995 to 2000. From 1993 to 1995, Mr. Brist was a corporate finance analyst at Dean Witter Reynolds in New York. Mr. Brist received a bachelor's degree in
                                  finance from Indiana University and is a CFA charterholder.


GPD-2


Fund                              Investment Adviser, Sub-Adviser, if any, and Portfolio Manager(s)
================================= ==============================================================================================
LVIP Delaware Growth and Income   Adviser: LIA (aggregate advisory fee paid to DMC, the fund's former adviser, for fiscal year
Fund                              ended December 31, 2006 was 0.33% of the fund's average net assets).

                                  Sub-Adviser: DMC.

                                  Portfolio Manager: A team consisting of Francis X. Morris, Christopher S. Adams, Michael S.
                                  Morris and Donald G. Padilla is responsible for managing the process which determines the timing and the amount of the investments in each category. This team is also responsible for managing the stock category of the fund. Mr. Francis Morris, Senior Vice President and Chief
                                  Investment Officer, Core Equity, served as vice president and director of equity research at
                                  PNC Asset management prior to joining Delaware Investments in 1997. Mr. Adams, Vice
                                  President/Portfolio Manager and Senior Equity Analyst, joined Delaware Investments in 1995.
                                  Prior to joining Delaware Investments, Mr Adams had approximately ten years of experience in the financial services industry in the U.S. and U.K., including positions with Coopers &
                                  Lybrand, The Sumitomo Bank, Bank of America, and Lloyds Bank. He is a graduate of Oxford
                                  University and received an MBA from the Wharton School of Business at the University of
                                  Pennsylvania. Mr. Michael Morris, Vice President/Portfolio Manager and Senior Equity Analyst,
                                  served as senior equity analyst at Newbold Asset Management prior to joining Delaware
                                  Investments in 1999. Mr. Padilla, Vice President/Portfolio Manager and Senior Equity Analyst,
                                  joined Delaware Investments in 1994 as an assistant controller. Prior to joining Delaware
                                  Investments, Mr. Padilla held various positions at The Vanguard Group. Mr. Adams, Mr.
                                  Michael Morris and Mr. Padilla are CFA charterholders.


                                                                           GPD-3


Fund                         Investment Adviser, Sub-Adviser, if any, and Portfolio Manager(s)
============================ ===============================================================================================
LVIP Delaware Managed Fund   Adviser: LIA (aggregate advisory fee paid to DMC, the fund's former adviser, for fiscal year ended December 31, 2006 was 0.41% of the fund's average net assets).

                             Sub-Adviser: DMC.

                             Portfolio Manager(s): A team consisting of Francis X. Morris, Christopher S. Adams, Michael
                             S. Morris and Donald G. Padilla is responsible for managing the process which determines the timing and the amount of the investments is each category. This team is also responsible for managing the stock category of the fund. Mr. Francis Morris, Senior Vice President and Chief
                             Investment Officer, Core Equity, served as vice president and director of equity research at
                             PNC Asset management prior to joining Delaware Investments in 1997. Mr. Adams, Vice
                             President/Portfolio Manager and Senior Equity Analyst, joined Delaware Investments in 1995.
                             Prior to joining Delaware Investments, Mr. Adams had approximately ten years of experience in the financial services industry in the U.S. and U.K., including positions with Coopers &
                             Lybrand, The Sumitomo Bank, Bank of America, and Lloyds Bank. He is a graduate of Oxford
                             University and received an MBA from the Wharton School of Business at the University of
                             Pennsylvania. Mr. Michael Morris, Vice President/Portfolio Manager and Senior Equity Analyst,
                             served as senior equity analyst at Newbold Asset Management prior to joining Delaware
                             Investments in 1999. Mr. Padilla, Vice President/Portfolio Manager and Senior Equity Analyst,
                             joined Delaware Investments in 1994 as an assistant controller. Prior to joining Delaware
                             Investments, Mr. Padilla held various positions at The Vanguard Group. Mr. Adams, Mr.
                             Michael Morris and Mr. Padilla are CFA charterholders.

                             Ryan K. Brist, Executive Vice President/Managing Director and Chief Investment Officer, Fixed
                             Income, is responsible for the management of the fund's debt obligations category. Prior to joining Delaware Investments, Mr. Brist was Senior Trader and Corporate Specialist for
                             Conseco Capital Management from 1995 to 2000. From 1993 to 1995, Mr. Brist was a corpo-
                             rate finance analyst at Dean Witter Reynolds in New York. Mr. Brist received a bachelor's degree from Indiana University and is a CFA Charterholder.

                             Cynthia I. Isom, Vice President and Portfolio Manager, manages the money market category of the fund. She joined Delaware Investments in 1985 as a trader of money market, high grade corporate, and treasury securities. She previously worked for eight years in the securities industry, most recently in institutional sales with Merrill Lynch. Ms. Isom holds a bachelor's degree from Vassar College.


GPD-4


Fund                               Investment Adviser, Sub-Adviser, if any, and Portfolio Manager(s)
================================== =============================================================================================
LVIP Delaware Social Awareness     Adviser: LIA (aggregate advisory fee paid to DMC, the fund's former adviser, for fiscal year
Fund                               ended December 31, 2006 was 0.35% of the fund's average net assets).

                                   Sub-Adviser: DMC.

                                   Portfolio Manager: A team consisting of Francis X. Morris, Christopher S. Adams, Michael S.
                                   Morris and Donald G. Padilla is responsible for the day-to-day management of the fund's investments. Mr. Francis Morris serves as the team leader. Each team member performs research, and all team members meet and make investment decisions as a group. Mr. Francis
                                   Morris, Senior Vice President and Chief Investment Officer, Core Equity, served as vice presi-
                                   dent and director of equity research at PNC Asset management prior to joining Delaware
                                   Investments in 1997. Mr. Adams, Vice President/Portfolio Manager and Senior Equity Analyst,
                                   joined Delaware Investments in 1995. Prior to joining Delaware Investments, Mr. Adams had approximately ten years of experience in the financial services industry in the U.S. and
                                   U.K.,
                                   including positions with Coopers & Lybrand, The Sumitomo Bank, Bank of America, and
                                   Lloyds Bank. He is a graduate of Oxford University and received an MBA from the Wharton
                                   School of Business at the University of Pennsylvania. Mr. Michael Morris, Vice President/
                                   Portfolio Manager and Senior Equity Analyst, served as senior equity analyst at Newbold
                                   Asset
                                   Management prior to joining Delaware Investments in 1999. Mr. Padilla, Vice President/
                                   Portfolio Manager and Senior Equity Analyst, joined Delaware Investments in 1994 as an assistant controller. Prior to joining Delaware Investments, Mr. Padilla held various positions
                                   at The Vanguard Group. Mr. Adams, Mr. Michael Morris and Mr. Padilla are CFA
                                   charterholders.
LVIP Delaware Special Opportuni-   Adviser: LIA (aggregate advisory fee paid to DMC, the fund's former adviser, for fiscal year
ties Fund                          ended December 31, 2006 was 0.37% of the fund's average net assets).

                                   Sub-Adviser: DMC.

                                   Portfolio Manager: A team consisting of Christopher S. Beck, Michael E. Hughes and Kent P.
                                   Madden are responsible for the day-to-day management of the fund's investments. Mr. Beck has primary responsibility for making day-to-day decisions for the fund, and he regularly con-
                                   sults with Mr. Hughes and Mr. Madden in making these decisions. Mr. Beck, Senior Vice Presi-
                                   dent and Senior Portfolio Manager, joined Delaware Investments in 1997. Mr. Beck previously served as a vice president at Pitcairn Trust Company, where he managed small-capitalization stocks and analyzed equity sectors. Before that he was chief investment officer of the
                                   Univer-
                                   sity of Delaware. Prior to joining Delaware Investments in 2002, Mr. Hughes was a vice presi-
                                   dent of equity research at Raymond James & Associates and a limited partner of equity research at J.C. Bradford & Company. Mr. Hughes, Vice President and Senior Equity Analyst,
                                   is responsible for the analysis, purchase and sale recommendations of consumer staples, healthcare and technology securities for Delaware's small-cap and mid-cap value portfolios.
                                   He received a bachelor's degree in finance from Sienna College and an MBA from Vanderbilt
                                   University. Mr. Madden, Equity Analyst, joined Delaware Investments in 2004, from Gartmore
                                   Global Investments, where he specialized in technology and telecommunications. He has also worked as an equity analyst for Federated Investors, Inc. and as a corporate finance analyst at
                                   Lehman Brothers Inc. Mr. Madden holds a bachelor of arts degree in economics from DePaul
                                   University and an MBA from the University of Chicago Graduate School of Business. All team members are CFA charterholders.


                                                                           GPD-5


Fund                              Investment Adviser, Sub-Adviser, if any, and Portfolio Manager(s)
================================= ==============================================================================================
LVIP FI Equity-Income Fund        Adviser: LIA (aggregate advisory fee paid to DMC, the fund's former adviser, for fiscal year ended December 31, 2006 was 0.73% of the fund's average net assets).

                                  Sub-Adviser: Pyramis Global Advisors LLC (Pyramis), a subsidiary of Fidelity Management and Research Company (FMR), 82 Devonshire Street, Boston, MA 02109. Pyramis serves as sub-adviser for the fund.

                                  Portfolio Manager: Ciaran O'Neill. Mr. O'Neill joined Fidelity in 1995 as an analyst. In this capacity, he was responsible for developing strategies to identify undervalued equities with significant potential for price appreciation. In 1998, Mr. O'Neill served as a senior equity ana-
                                  lyst, covering technology and telecommunications at NCB Group in Dublin, Ireland and moved back to Boston in 1999 to direct the equity research efforts of Fidelity's Institutional
                                  Growth
                                  Group. In this capacity, Mr. O'Neill's research emphasized a value approach to stock selection.
                                  Mr. O'Neill has managed or co-managed funds at Fidelity since 2001. Most recently, he has headed up the value portfolio for Pyramis Global Advisors. He also managed Fidelity Struc-
                                  tured Large Cap Value Fund and Fidelity Structured Mid Cap Value Fund from February 2004 until February 2005. He received an MBA from Massachusetts Institute of Technology (Sloan
                                  School of management) in 1995.
LVIP Growth Opportunities Fund    Adviser: LIA (aggregate advisory fee paid to DMC, the fund's former adviser, for fiscal year ended December 31, 2006 was 0.99% of the fund's average net assets).

                                  Sub-Adviser: BAMCO, Inc., 767 Fifth Avenue, New York, New York 10153. BAMCO, Inc. is
                                  responsible for the day-to-day management of the fund since its inception date.

                                  Portfolio Manager: Ronald Baron serves as portfolio manager of the fund. Mr. Baron is the founder, chief executive officer and chairman of BAMCO, Inc. and the Baron Capital Group,
                                  Inc. and, with his family, is the principal owner of BCG and is responsible for day-to-day man-
                                  agement of the fund. Mr. Baron has been the portfolio manager of the Baron Capital Asset
                                  Fund since its inception.
LVIP Janus Capital Appreciation   Adviser: LIA (aggregate advisory fee paid to DMC, the fund's former adviser, for fiscal year
Fund                              ended December 31, 2006 was 0.75% of the fund's average net assets).

                                  Sub-Adviser: Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206.
                                  Janus has served as the fund's sub-adviser since 1994. Janus has been in the investment advisory business for over 38 years.

                                  Portfolio Manager: Mr. Edward Keely, Vice President of Janus, has been responsible for man-
                                  aging the fund since March 2006. Prior to joining Janus in 1998, he was a Senior Vice Presi-
                                  dent of Investments at Founders Funds. Mr Keely was also portfolio manager of Founders
                                  Growth Fund from 1994 to 1998. Prior to that, he served as assistant portfolio manager of
                                  Founders Discovery and Frontier Funds. Mr. Keely joined Founders in 1989 as an analyst and holds a bachelor's degree in economics from Colorado College. Mr. Keely is a Chartered Finan-
                                  cial Analyst and has 18 years of professional investment experience.


GPD-6


Fund                                 Investment Adviser, Sub-Adviser, if any, and Portfolio Manager(s)
==================================== ===========================================================================================
LVIP Mondrian International Value    Adviser: LIA (aggregate advisory fee paid to DMC, the fund's former adviser, for fiscal year
Fund                                 ended December 31, 2006 was 0.71% of the fund's average net assets).

                                     Sub-Adviser: Mondrian Investment Partners Limited, Fifth Floor, 10 Gresham Street, London
                                     EC2V 7JD, United Kingdom. Mondrian has been sub-adviser to the fund since 1998. Mondrian has been registered as an investment adviser with the SEC since 1990, and provides invest-
                                     ment advisory services primarily to institutional accounts and mutual funds in global and international equity and fixed income markets.

                                     Portfolio Manager(s): Clive A. Gillmore, Elizabeth A. Desmond, and Emma R.E. Lewis of
                                     Mondrian are primarily responsible for making day-to-day investment decisions and for set-
                                     ting the overall investment strategy for the fund. Ms. Lewis also has responsibility for ensur-
                                     ing that all cashflows are managed in a timely manner and that all strategy decisions are reflected in the portfolio of the fund. Mr. Gillmore, Deputy Managing Director and Senior
                                     Port-
                                     folio Manager for Mondrian, was a founding member of Mondrian in 1990. He is a graduate of the University of Warwick. Ms. Desmond, Joint Investment Officer and Senior Portfolio Man-
                                     ager, joined Mondrian in 1991. Ms. Desmond graduated from Wellesley College, holds a mas-
                                     ters degree from Stanford University and is a CFA Charterholder. Ms. Lewis, Senior
                                     Portfolio
                                     Manager, joined Mondrian in 1995. She is a graduate of Pembroke College, Oxford University and is an associate of the UK Society of Investment Professionals.
LVIP Money Market Fund               Adviser: LIA (aggregate advisory fee paid to DMC, the fund's former adviser, for fiscal year
                                     ended December 31, 2006 was 0.42% of the fund's average net assets).

                                     Sub-Adviser: DMC.

                                     Portfolio Manager: Cynthia I. Isom, Vice President and portfolio manager of DMC, manages the fund. She joined Delaware Investments in 1985 as a trader of money market, high grade corporate, and treasury securities. She previously worked for eight years in the securities
                                     industry, most recently in institutional sales with Merrill Lynch. Ms. Isom holds a bachelor's
                                     degree from Vassar College.
LVIP T. Rowe Price Structured Mid-   Adviser: LIA (aggregate advisory fee paid to DMC, the fund's former adviser, for fiscal year
Cap Growth Fund                      ended December 31, 2006 was 0.73% of the fund's average net assets).

                                     Sub-Adviser: T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, MD 21202.
                                     T.
                                     Rowe Price has been responsible for the day-to-day management of the fund since January,
                                     2004.

                                     Portfolio Manager: Donald J. Peters serves as portfolio manager of the fund. Mr. Peters is the
                                     chairman of a T. Rowe Price investment advisory committee for the fund, and is responsible for its day-to-day portfolio management. Mr. Peters has been a portfolio manager and quanti-
                                     tative analyst for T. Rowe Price since joining the firm in 1993. He holds a bachelor's degree in
                                     economics from Tulane University and an MBA from the Wharton School, University of Penn-
                                     sylvania. Effective October 1, 2007, P. Robert Bartolo will become Committee chairman and will be responsible for the day-to-day management of the fund. Mr. Bartolo, CFA, currently serves as a member of the Committee. Mr. Bartolo joined the firm in 2002, and previously was
                                     director of finance for MGM Mirage, Inc. Mr. Bartolo received a B.S. in accounting from the
                                     University of Southern California, and received an M.B.A. from the Wharton School.


                                                                           GPD-7


Fund                                 Investment Adviser, Sub-Adviser, if any, and Portfolio Manager(s)
==================================== ===========================================================================================
LVIP UBS Global Asset Allocation     Adviser: LIA (aggregate advisory fee paid to DMC, the fund's former adviser, for fiscal year
Fund                                 ended December 31, 2006 was 0.73% of the fund's average net assets).

                                     Sub-Adviser: UBS Global Asset Management (Americas) Inc. (UBS Global AM), One North
                                     Wacker Drive, Chicago, IL 60606. UBS Global AM has served as the fund's sub-adviser since
                                     January 2004.

                                     Portfolio Manager: Brian D. Singer, Chief Investment Officer Americas, is the lead portfolio
                                     manager for the fund. Mr. Singer has access to certain members of the fixed-income and equi-
                                     ties investment management teams, each of whom is allocated a specified portion of the fund
                                     over which he or she has independent responsibility for research, security selection and port-
                                     folio construction. The team members also have access to additional portfolio managers and analysts within the various asset classes and markets in the fund. Mr. Singer as lead portfolio
                                     manager and coordinator for management of the fund has responsibility for allocating the fund's assets among the various managers and analysts, occasionally implementing trades on behalf of analysts on the team and reviewing the overall composition of the fund to ensure its
                                     compliance with its stated investment objectives and strategies. Mr. Singer joined UBS in
                                     1990.
LVIP Wilshire Profile Funds (Fund
of Funds)                            Investment Adviser, Sub-Adviser, and Portfolio Manager(s)
LVIP Wilshire Conservative Profile   Adviser: LIA (for the Profile Funds, aggregate advisory fee paid to DMC, the fund's former
Fund                                 adviser, for fiscal year ended December 31, 2006 was 0.25% of each fund's average net
LVIP Wilshire Moderate Profile       assets).
Fund
LVIP Wilshire Moderately Aggres-     Sub-Adviser: Wilshire Associates Incorporated (Wilshire), 1299 Ocean Avenue, Suite 700,
sive Profile Fund                    Santa Monica, CA 90401.
LVIP Wilshire Aggressive Profile
Fund                                 Portfolio Manager: Mr. Victor Zhang is a Vice President, member of the Wilshire Funds Man-
LVIP Wilshire 2010 Profile Fund      agement Investment Committee and serves as portfolio manager of the funds. Mr. Zhang
LVIP Wilshire 2020 Profile Fund      joined Wilshire in 2006, from Harris myCFO Investment Advisory Services, LLC, where he was
LVIP Wilshire 2030 Profile Fund      the director responsible for portfolio structure and implementation since 2001. From 1996 to
LVIP Wilshire 2040 Profile Fund      2001, Mr. Zhang served as a senior consultant with Ernst & Young's Investment Advisory
                                     Ser-
                                     vices in Los Angeles. He holds a bachelor's degree in Business Economics from the
                                     University
                                     of California, Los Angeles.



Some of the funds using sub-advisers have names, investment objectives and investment policies that are very similar to certain publicly available mutual funds that are managed by these same sub-advisers. These funds will not have the same performance as those publicly available mutual funds. Different performance will result from many factors, including, but not limited to, different cash flows into and out of the funds, different fees, and different asset levels.

A discussion regarding the basis for the Trust's Board of Trustees approving the investment advisory contract for the funds and the sub-advisory contracts for certain of the funds is available in the annual report to shareholders for the twelve month period ended December 31, 2006 or the semi-annual report to shareholders for the six month period ended June 30, 2006.


Net Asset Value
Each fund determines its net asset value per share (NAV) as of close of regular trading (normally 4:00 p.m., New York time) on the New York Stock Exchange
(NYSE) on each day the NYSE is open for trading. Each fund determines its NAV by:
  o adding the values of all securities investments and other assets;
  o subtracting liabilities (including dividends payable); and
  o dividing by the number of shares outstanding.

A fund's securities may be traded in other markets on days when the NYSE is closed. Therefore, the fund's NAV may fluctuate on days when you do not have access to the fund to purchase or redeem shares.

GPD-8


Each fund typically values its securities investments as follows:

  o equity securities, at their last sale prices on national securities exchanges or over-the-counter, or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on exchanges or over-the-counter; and
  o debt securities, at the price established by an independent pricing service, which is believed to reflect the fair value of these securities; and
  o fixed income securities with a maturity of less than sixty days are priced at amortized cost.

In certain circumstances, a fund may value its portfolio securities at fair value as estimated in good faith under procedures established by the funds' board of trustees. When a fund uses fair value pricing, it may take into account any factors it deems appropriate. A fund may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The price of securities used by a fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing may involve subjective judgments, and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

The funds anticipate using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. A fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the fund values its securities, normally at 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. To account for this, a fund may frequently value many foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.


For each of the Profile Funds and Target Maturity Profile Funds (which are fund of funds), the Fund's net asset value is calculated based principally upon the net asset values of the shares of the underlying mutual funds in which the Fund invests. Please refer to the Prospectus and SAI for the underlying funds for an explanation of the circumstances under which those mutual funds will use fair value pricing and the effects of using fair value pricing. If the Profile Funds or the Target Maturity Profile Funds own investments other than shares of underlying mutual funds, they will use the methodology described in this section to value those investments.


Share Classes
Each fund offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee, which has been adopted pursuant to a distribution and service plan (the Plan). As previously noted, the Trust offers shares of beneficial interest to insurance companies for allocation to certain of their variable contracts. The Trust may pay the insurance companies or others, out of the assets of a Service Class, for activities primarily intended to sell Service Class shares or variable contracts offering Service Class shares. The Trust would pay each third party for these services pursuant to a written agreement with that third party.

The Plan fee may be adjusted by the Trust's board of trustees from time to time. These fees are paid out of the assets of the respective class on an on-going basis, and over time will increase the cost of your investment and may cost you more than when you pay other types of sales charges.

Purchase and Redemption of Fund Shares

Each fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life), Lincoln Life & Annuity Company of New York
(LNY) and other insurance companies. The insurance companies hold the fund shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts.


Each fund sells and redeems its shares, without charge, at their NAV next determined after the fund or its agent receives a purchase or redemption request. The value of shares redeemed may be more or less than original cost.

Each fund normally pays for shares redeemed within seven days after the fund receives the redemption request. However, a fund may suspend redemption or postpone payment for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that a fund's disposal of investment securities, or determination of net asset value is not reasonably practicable; or (d) the SEC permits, by order, for the protection of fund shareholders.


LIA and its affiliates, including Lincoln Financial Distributors, Inc. ("LFD") and/or the funds' sub-advisers, may pay additional compensation (at their own expense and not as an expense of the funds) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (collectively, "financial intermediaries") in connection with the sale or retention of fund shares or insurance products that contain the funds and/or shareholder servicing ("distribution assistance"). The level of payments made to a qualifying financial


                                                                           GPD-9

intermediary in any given year will vary. To the extent permitted by SEC and NASD rules and other applicable laws and regulations, LFD may pay or allow its affiliates to pay other promotional incentives or payments to financial intermediaries.

If a mutual fund sponsor, distributor or other party makes greater payments to your financial intermediary for distribution assistance than sponsors or distributors of other mutual funds make to your financial intermediary, your financial intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund complex making the higher payments over another mutual fund complex or over other investment options. You should consult with your financial intermediary and review carefully any disclosure provided by such intermediary as to compensation it receives in connection with investment products it recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments will not change the net asset value or the price of a fund's shares, as such payments are not made from fund assets.

For more information, please see the Statement of Additional Information.


Securities Lending
Each fund may, subject to approval by the Board of Trustees, seek to increase its income by lending portfolio securities. Such loans will usually be made to member banks of the Federal Reserve System and member firms (and subsidiaries thereof) of the New York Stock Exchange and would be required to be secured continuously by collateral in cash, U.S. Government securities or an irrevocable letter of credit maintained on a current basis at an amount at least equal to the market value of the securities loaned. A fund would continue to collect the equivalent of the interest or dividends on the securities loaned and would receive either interest (through investment of cash collateral) or a fee (if the collateral is U. S. Government securities or a letter of credit). The principal risk of portfolio lending is potential default or insolvency of the borrower. In either of these cases a fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities.

Market Timing
Frequent, large, or short-term transfers among the funds, such as those associated with "market timing" transactions, may adversely affect the funds and their investment returns. Such transfers may dilute the value of fund shares, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs of the funds. The risks of frequent trading are more pronounced for funds investing a substantial percentage of assets in overseas markets. This is due to the time differential in pricing between U.S. and overseas markets, which market timers attempt to use to their advantage. As a result, the funds discourage such trading activity.

As an effort to protect our fund investors and the funds from potentially harmful trading activity, we utilize certain market timing policies and procedures that have been approved by the fund's board of trustees (the "Market Timing Procedures"). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the funds and other mutual funds supporting the insurance contracts, that may adversely affect fund investors.

Each fund reserves the right to reject or restrict any purchase order (including exchanges) from any investor. The fund will exercise this right if, among other things, the fund identifies an investor as a "market timer" under the Market Timing Procedures.

While the funds have Market Timing Procedures, the funds, in seeking to identify market timing, also rely on the insurance companies that hold shares of the funds in separate accounts to support the insurance contracts. The funds receive purchase, exchange and redemption orders through omnibus accounts maintained for the funds. Omnibus account arrangements are common forms of holding shares of the funds, particularly among insurance companies offering variable insurance products and retirement plans. These arrangements permit intermediaries such as insurance companies to aggregate their clients' transactions and ownership positions. Each fund has entered into an agreement with each insurance company that holds fund shares to help detect and prevent market timing in the fund's shares. The agreement generally requires such insurance company to (i) provide, upon request by the fund, certain identifying and account information regarding contract owners who invest in fund shares through the omnibus account; and (ii) execute instructions from the fund to restrict further purchases or exchanges of fund shares by a contract owner who the fund has identified as a market timer.

As part of the Market Timing Procedures, the funds review periodic trade reports for unusual activity that may be suggestive of market timing. The funds maintain guidelines for assessing unusual activity based upon a variety of factors. Upon the identification of potential market timing, the fund contacts the applicable insurance company. If the fund identifies the contract holder as a "market timer," the insurance company will follow its procedures for restricting the contract holder's trading activity.


Fund investors seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect and deter such transfer activity may be limited by operational systems and technological limitations. The identification of fund investors determined to be engaged in such transfer activity that may adversely affect other fund investors involves judgments that are inherently subjective.

GPD-10


As a result of these noted limitations, there is no guarantee that the funds will be able to identify possible market timing activity or that market timing will not occur in the funds. If we are unable to detect market timers, you may experience dilution in the value of your fund shares and increased brokerage and administrative costs in the fund. This may result in lower long-term returns for your investments.

In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). We also reserve the right to implement and administer redemption fees imposed by the fund in the future.


Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.

Portfolio Holdings Disclosure
A description of funds' policies and procedures with respect to the disclosure of a fund's portfolio securities is available in the Statement of Additional Information.

Distributions and Federal Income Tax Considerations
Each fund's policy is to distribute substantially all of its net investment income and net realized capital gains each year to its shareholders. A fund may distribute net realized capital gains only once a year. Dividends and capital gain distributions will be automatically reinvested in additional fund shares of the same class of the fund at no charge.

Since all the shares of the funds are owned directly or indirectly by Lincoln Life and LNY, this prospectus does not discuss the federal income tax consequence at the shareholder level. For information concerning the federal income tax consequences to owners of variable annuity contracts or variable life insurance contracts (contract owners), see the prospectus for the variable account.


Funds as Profile Fund Investments
The funds may accept investments from the Profile Funds and Target Maturity Profile Funds, other investment series of the Trust, each of which operates as a fund of funds. The "fund of funds" structure operates in reliance on the federal securities laws and rules adopted thereunder which generally permit a fund to sell its shares to other affiliated funds and non-affiliated funds within strict percentage limitations. From time to time, the fund may experience large investments or redemptions due to allocations or rebalancings by the Profile Funds and Target Maturity Profile Funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on the funds' portfolio management. For example, the fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also increase transaction costs or portfolio turnover.


                                                                          GPD-11

Financial Highlights
The financial highlights table is intended to help you understand the financial performance of each fund's Service Class shares since their inception. Certain information reflects financial results for a single fund share. Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects any waivers and payment of fees by the manager, as applicable. If this is the case, performance would have been lower had the expense limitation not been in effect. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. This information has been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with each fund's financial statements, is included in the annual report, which is available upon request.


                              Income from Investment Operations            Less Dividends and Distributions From:
                           --------------------------------------- -------------------------------------------------------
                                         Net Realized
                                             and
                                          Unrealized
                                         Gain (Loss)
                Net Asset       Net           on                                                    Total
                  Value     Investment   Investments   Total From       Net      Net Realized     Dividends     Net Asset
                Beginning     Income     and Foreign   Investment   Investment      Gain on          and        Value End
Period Ended    of Period     (Loss)      Currencies   Operations     Income      Investments   Distributions   of Period
-------------- ----------- ------------ ------------- ------------ ------------ -------------- --------------- -----------
Lincoln VIP Aggressive Growth Fund (now LVIP T. Rowe Price Structured Mid-Cap Growth Fund)1,2
12/31/2006       $10.754      (0.028)        0.996       0.968             -             -               -       $11.722
12/31/2005       $ 9.817      (0.051)        0.988       0.937             -             -               -       $10.754
12/31/20043      $ 8.659      (0.061)        1.219       1.158             -             -               -       $ 9.817
12/31/20034      $ 7.172      (0.029)        1.516       1.487             -             -               -       $ 8.659
Lincoln VIP Bond Fund (now LVIP Delaware Bond Fund)1,2
12/31/2006       $12.621       0.587        (0.029)      0.558        (0.539)            -          (0.539)      $12.640
12/31/2005       $12.966       0.488        (0.188)      0.300        (0.513)       (0.132)         (0.645)      $12.621
12/31/2004       $13.222       0.534         0.103       0.637        (0.501)       (0.392)         (0.893)      $12.966
12/31/20034      $13.700       0.323        (0.121)      0.202        (0.561)       (0.119)         (0.680)      $13.222
Lincoln VIP Capital Appreciation Fund (now LVIP Janus Capital Appreciation Fund)1,6
12/31/2006       $18.294       0.004         1.716       1.720             -             -               -       $20.014
12/31/2005       $17.608      (0.006)        0.700       0.694        (0.008)            -          (0.008)      $18.294
12/31/2004       $16.766      (0.051)        0.893       0.842             -             -               -       $17.608
12/31/20034      $14.021      (0.036)        2.781       2.745             -             -               -       $16.766
Lincoln VIP Core Fund1,6
12/31/20067      $10.404       0.101         1.319       1.420        (0.060)            -          (0.060)      $11.764
12/31/20058      $10.000       0.061         0.366       0.427        (0.023)            -          (0.023)      $10.404
Lincoln VIP Equity-Income Fund (now LVIP FI Equity-Income Fund)1,6
12/31/200610     $17.980       0.177         1.717       1.894        (0.161)       (1.499)         (1.660)      $18.214
12/31/2005       $18.013       0.172         0.539       0.711        (0.165)       (0.579)         (0.744)      $17.980
12/31/200438     $15.895       0.144         2.141       2.285        (0.167)            -          (0.167)      $18.013
Lincoln VIP Global Asset Allocation Fund (now LVIP UBS Global Asset Allocation Fund)1,2
12/31/2006       $14.528       0.235         1.765       2.000        (0.165)       (0.732)         (0.897)      $15.631
12/31/2005       $14.179       0.152         0.729       0.881        (0.142)       (0.390)         (0.532)      $14.528
12/31/200412     $12.700       0.157         1.512       1.669        (0.190)            -          (0.190)      $14.179
12/31/20034      $11.578       0.062         1.411       1.473        (0.351)            -          (0.351)      $12.700
Lincoln VIP Growth Fund1,6
12/31/200613     $11.685      (0.019)        0.709       0.690             -             -               -       $12.375
12/31/20058      $10.000      (0.023)        1.708       1.685             -             -               -       $11.685
Lincoln VIP Growth and Income Fund (now LVIP Delaware Growth and Income Fund)1,2
12/31/2006       $31.650       0.368         3.447       3.815        (0.349)            -          (0.349)      $35.116
12/31/2005       $30.396       0.348         1.252       1.600        (0.346)            -          (0.346)      $31.650
12/31/200438     $26.971       0.270         3.495       3.765        (0.340)            -          (0.340)      $30.396
Lincoln VIP Growth Opportunities Fund (now LVIP Growth Opportunities Fund)1,6
12/31/200615     $12.493      (0.048)        1.284       1.236             -             -               -       $13.729
12/31/20058      $10.000      (0.088)        2.581       2.493             -             -               -       $12.493
Lincoln VIP International Fund (now LVIP Mondrian International Value Fund)1,2
12/31/2006       $17.957       0.519         4.771       5.290        (0.561)            -          (0.561)      $22.686
12/31/2005       $16.297       0.394         1.585       1.979        (0.319)            -          (0.319)      $17.957
12/31/200417     $13.616       0.296         2.507       2.803        (0.122)            -          (0.122)      $16.297
12/31/20034      $10.573       0.154         3.107       3.261        (0.218)            -          (0.218)      $13.616
Lincoln VIP Managed Fund (now LVIP Delaware Managed Fund)1,2
12/31/2006       $15.699       0.326         1.283       1.609        (0.362)            -          (0.362)      $16.946
12/31/2005       $15.386       0.265         0.383       0.648        (0.335)            -          (0.335)      $15.699
12/31/200438     $14.091       0.171         1.391       1.562        (0.267)            -          (0.267)      $15.386
Lincoln VIP Money Market Fund (now LVIP Money Market Fund)2
12/31/2006       $10.000       0.432             -       0.432        (0.432)            -          (0.432)      $10.000
12/31/2005       $10.000       0.253             -       0.253        (0.253)            -          (0.253)      $10.000

                                         Ratio of Net                  Net
                             Ratio of     Investment                Assets At
                           Expenses to      Income                   End of
                             Average       (Loss) to    Portfolio    Period
                  Total        Net        Average Net    Turnover    (000's
Period Ended     Return       Assets        Assets         Rate     omitted)
-------------- ---------- ------------- -------------- ----------- ----------
Lincoln VIP Aggressive Growth Fund (now LVIP T. Rowe Price Structured Mid-Cap
Growth Fund)1,2
12/31/2006      9.00%        1.10%       (0.25%)            41%     $ 13,090
12/31/2005      9.54%        1.12%       (0.51%)            38%     $  6,391
12/31/20043    13.37%        1.16%       (0.69%)           106%     $  2,203
12/31/20034    20.73%        1.11%       (0.57%)            94%5    $    693
Lincoln VIP Bond Fund (now LVIP Delaware Bond Fund)1,2
12/31/2006      4.45%        0.65%        4.64%            397%     $461,394
12/31/2005      2.39%        0.66%        3.77%            270%     $345,440
12/31/2004      5.05%        0.67%        4.06%            329%     $201,444
12/31/20034     1.58%        0.69%        3.84%            652%5    $ 41,918
Lincoln VIP Capital Appreciation Fund (now LVIP Janus Capital Appreciation
Fund)1,6
12/31/2006      9.40%       0.95%21       0.02%             99%     $ 16,903
12/31/2005      3.94%       0.98%20      (0.03%)            85%     $ 12,378
12/31/2004      5.02%       1.05%19      (0.31%)            33%     $  3,812
12/31/20034    19.58%        1.06%       (0.37%)            21%5    $    458
Lincoln VIP Core Fund1,6
12/31/20067    13.66%       1.09%23       0.91%             46%     $  3,858
12/31/20058     4.27%      1.09%9,22      0.89%             43%     $    836
Lincoln VIP Equity-Income Fund (now LVIP FI Equity-Income Fund)1,6
12/31/200610   11.00%       0.94%25       0.99%            199%     $ 19,980
12/31/2005      4.23%       1.03%24       0.98%            151%     $  6,590
12/31/200438   14.42%        1.05%        1.40%            120%11   $    253
Lincoln VIP Global Asset Allocation Fund (now LVIP UBS Global Asset
Allocation Fund)1,2
12/31/2006     14.23%        1.16%        1.58%             78%     $ 34,215
12/31/2005      6.53%        1.18%        1.08%             91%     $ 10,517
12/31/200412   13.27%        1.28%        1.21%            139%     $  3,842
12/31/20034    13.07%        1.29%        0.83%            191%5    $    810
Lincoln VIP Growth Fund1,6
12/31/200613    5.91%       1.11%27      (0.16%)           182%     $  7,701
12/31/20058    16.85%      1.11%14,26    (0.31%)           251%     $  2,448
Lincoln VIP Growth and Income Fund (now LVIP Delaware Growth and Income
Fund)1,2
12/31/2006     12.09%        0.63%        1.12%             29%     $ 13,290
12/31/2005      5.28%        0.63%        1.14%             20%     $  4,358
12/31/200438   14.02%        0.62%        1.55%             38%11   $    132
Lincoln VIP Growth Opportunities Fund (now LVIP Growth Opportunities Fund)1,6
12/31/200615    9.89%       1.43%29      (0.36%)           269%     $  4,297
12/31/20058    24.93%      1.43%16,28    (1.11%)           376%     $    990
Lincoln VIP International Fund (now LVIP Mondrian International Value
Fund)1,2
12/31/2006     29.69%        1.09%        2.55%             14%     $183,467
12/31/2005     12.26%        1.17%        2.33%              7%     $122,947
12/31/200417   20.63%        1.23%        2.08%              9%     $ 64,534
12/31/20034    31.03%        1.26%        2.08%             14%5    $ 12,775
Lincoln VIP Managed Fund (now LVIP Delaware Managed Fund)1,2
12/31/2006     10.30%        0.75%        2.00%            143%     $  2,059
12/31/2005      4.23%        0.76%        1.71%             92%     $  1,016
12/31/200438   11.16%        0.74%        1.91%            145%11   $    197
Lincoln VIP Money Market Fund (now LVIP Money Market Fund)2
12/31/2006      4.43%        0.74%        4.37%           N/A       $176,812
12/31/2005      2.53%        0.79%        2.53%           N/A       $ 84,535


GPD-12


                              Income from Investment Operations            Less Dividends and Distributions From:
                           --------------------------------------- -------------------------------------------------------
                                         Net Realized
                                             and
                                          Unrealized
                                         Gain (Loss)
                Net Asset       Net           on                                                    Total
                  Value     Investment   Investments   Total From       Net      Net Realized     Dividends     Net Asset
                Beginning     Income     and Foreign   Investment   Investment      Gain on          and        Value End
Period Ended    of Period     (Loss)      Currencies   Operations     Income      Investments   Distributions   of Period
-------------- ----------- ------------ ------------- ------------ ------------ -------------- --------------- -----------
12/31/2004       $10.000      0.062             -        0.062        (0.062)            -          (0.062)      $10.000
12/31/20034      $10.000      0.021             -        0.021        (0.021)            -          (0.021)      $10.000
Lincoln VIP Social Awareness Fund (now LVIP Delaware Social Awareness Fund)1,2
12/31/2006       $32.230      0.243         3.627        3.870        (0.230)            -          (0.230)      $35.870
12/31/2005       $29.020      0.221         3.185        3.406        (0.196)            -          (0.196)      $32.230
12/31/2004       $25.991      0.300         2.918        3.218        (0.189)            -          (0.189)      $29.020
12/31/20034      $21.631      0.107         4.419        4.526        (0.166)            -          (0.166)      $25.991
Lincoln VIP Special Opportunities Fund (now LVIP Delaware Special Opportunities Fund)1,2
12/31/2006       $39.817      0.479         5.677        6.156        (0.434)       (1.534)         (1.968)      $44.005
12/31/2005       $36.099      0.485         4.834        5.319        (0.354)       (1.247)         (1.601)      $39.817
12/31/200438     $29.463      0.234         6.747        6.981        (0.345)            -          (0.345)      $36.099
Lincoln VIP Conservative Profile Fund (now LVIP Wilshire Conservative Profile Fund)1,6
12/31/2006       $10.574      0.160         0.795        0.955        (0.137)       (0.005)         (0.142)      $11.387
12/31/20058      $10.000      0.113         0.461        0.574             -             -               -       $10.574
Lincoln VIP Moderate Profile Fund (now LVIP Wilshire Moderate Profile Fund)1,6
12/31/2006       $10.847      0.103         1.171        1.274        (0.079)       (0.001)         (0.080)      $12.041
12/31/20058      $10.000      0.064         0.783        0.847             -             -               -       $10.847
Lincoln VIP Moderately Aggressive Profile Fund (now LVIP Wilshire Moderately Aggressive Profile Fund)1,6
12/31/2006       $11.081      0.107         1.424        1.531        (0.091)       (0.001)         (0.092)      $12.520
12/31/20058      $10.000      0.118         0.963        1.081             -             -               -       $11.081
Lincoln VIP Aggressive Profile Fund (now LVIP Wilshire Aggressive Profile Fund)1,6
12/31/2006       $11.372      0.039         1.805        1.844        (0.071)       (0.001)         (0.072)      $13.144
12/31/20058      $10.000      0.036         1.336        1.372             -             -               -       $11.372

                                         Ratio of Net                  Net
                             Ratio of     Investment                Assets At
                           Expenses to      Income                   End of
                             Average       (Loss) to    Portfolio    Period
                  Total        Net        Average Net    Turnover    (000's
Period Ended     Return       Assets        Assets         Rate     omitted)
-------------- ---------- ------------- -------------- ----------- ----------
12/31/2004      0.63%        0.78%          0.62%         N/A       $ 54,324
12/31/20034     0.21%        0.78%          0.34%         N/A       $ 11,750
Lincoln VIP Social Awareness Fund (now LVIP Delaware Social Awareness
Fund)1,2
12/31/2006     12.03%        0.66%          0.72%           28%     $ 84,112
12/31/2005     11.75%        0.67%          0.74%           28%     $ 76,514
12/31/2004     12.42%        0.66%          1.13%           38%     $ 42,558
12/31/20034    20.97%        0.68%          0.72%           60%5    $  7,265
Lincoln VIP Special Opportunities Fund (now LVIP Delaware Special
Opportunities Fund)1,2
12/31/2006     15.76%        0.69%          1.15%           11%     $  8,370
12/31/2005     15.36%        0.70%          1.30%           13%     $  3,275
12/31/200438   24.00%        0.72%          1.19%           36%11   $    246
Lincoln VIP Conservative Profile Fund (now LVIP Wilshire Conservative Profile
Fund)1,6
12/31/2006      9.07%      0.55%18,31       1.47%           28%     $ 81,928
12/31/20058     5.74%      0.55%18,30       1.62%           20%     $ 31,646
Lincoln VIP Moderate Profile Fund (now LVIP Wilshire Moderate Profile
Fund)1,6
12/31/2006     11.77%      0.55%18,33       0.91%           19%     $394,418
12/31/20058     8.47%      0.55%18,32       0.91%           10%     $109,009
Lincoln VIP Moderately Aggressive Profile Fund (now LVIP Wilshire Moderately
Aggressive Profile Fund)1,6
12/31/2006     13.85%      0.55%18,35       0.91%           27%     $262,977
12/31/20058    10.81%      0.55%18,34       1.63%           10%     $ 65,456
Lincoln VIP Aggressive Profile Fund (now LVIP Wilshire Aggressive Profile
Fund)1,6
12/31/2006     16.25%      0.55%18,37       0.32%           40%     $ 62,325
12/31/20058    13.72%      0.55%18,36       0.50%           15%     $ 18,782



1 The average shares outstanding method has been applied for per share information.

2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

3 Commencing January 1, 2004, T. Rowe Price relaced Putnam Investments as the
  Fund's sub-adviser.

4 Operations related to the Service Class of the fund commenced on May 15, 2003. 2003 ratios have been annualized and total return has not been annualized.

5 The portfolio turnover is representative for the entire Fund for the year ended December 31, 2003.

6 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

7 Commencing December 1, 2006, ClearBridge Advisors LLC, a subsidiary of Legg
  Mason, Inc., replaced Salomon Brothers Asset Management Inc. as the Fund's sub-advisor.

8 Operations related to the Service Class of the fund commenced May 3, 2005.
  2005 ratios have been annualized and total return has not been annualized.

9 Ratio for the period ended December 31, 2005 including fees paid indirectly in accordance with Securities and Exchange Commission rules was 1.14%.

10 Commencing September 1, 2006, Pyramis Global Advisors, LLC, a subsidiary of
   Fidelity Management and Research Company (FMR), replaced FMR as the Fund's sub-advisor.

11 The portfolio turnover is representative for the entire Fund for the year ended December 31, 2004.

12 Commencing January 1, 2004, UBS Global Asset Management (Americas), Inc.
   replaced Putnam Investments as the Fund's sub-advisor.

13 Commencing September 30, 2006, Blackrock Investment Management, LLC replaced
   Fund Asset Management, LP, doing business as Mercury Advisors as the Fund's sub-advisor.

14 Ratio for the period ended December 31, 2005 including fees paid indirectly in accordance with Securities and Exchange Commission rules was 1.14%.

15 Commencing September 1, 2006, BAMCO, Inc. replaced Fund Asset Management, LP, doing business as Mercury Advisors as the Fund's sub-advisor.

16 Ratio for the period ended December 31, 2005 including fees paid indirectly in accordance with Securities and Exchange Commission rules was 1.48%.

17 Commencing September 24, 2004, Mondrian Investment Partners Limited replaced Delaware International Advisers Limited as the Fund's sub-advisor.

18 Does not include expenses of the investment companies in which the Fund invests.

19 Net of advisory fee waiver. If no fees had been waived by the adviser, the ratio of expenses to the average net assets for the Lincoln VIP Capital Appreciation Fund would have been 1.06%.

20 Net of advisory fee waiver. If no fees had been waived by the adviser, the ratio of expenses to the average net assets for the Lincoln VIP Capital Appreciation Fund would have been 1.08%.

21 Net of advisory fee waiver. If no fees had been waived by the adviser, the ratio of expenses to the average net assets for the Lincoln VIP Capital Appreciation Fund would have been 1.08%.


                                                                          GPD-13


22 Net of expenses absorbed or waived. If no fees had been waived, the ratio of expenses to the average net assets for the Lincoln VIP Core Fund would have been 3.86%.

23 Net of expenses absorbed or waived. If no fees had been waived, the ratio of expenses to the average net assets for the Lincoln VIP Core Fund would have been 1.47%.

24 Net of advisory fee waiver. If no fees had been waived by the adviser, the ratio of expenses to the average net assets for the Lincoln VIP Equity-Income Fund would have been 1.05%.

25 Net of advisory fee waiver. If no fees had been waived by the adviser, the ratio of expenses to the average net assets for the Lincoln VIP Equity-Income Fund would have been 1.05%

26 Net of expenses absorbed or waived. If no fees had been waived, the ratio of expenses to the average net assets for the Lincoln VIP Growth Fund would have been 3.47%.

27 Net of expenses absorbed or waived. If no fees had been waived, the ratio of expenses to the average net assets for the Lincoln VIP Growth Fund would have been 1.59%.

28 Net of expenses absorbed or waived. If no fees had been waived, the ratio of expenses to the average net assets for the Lincoln VIP Growth Opportunities Fund would have been 6.86%.

29 Net of expenses absorbed or waived. If no fees had been waived, the ratio of expenses to the average net assets for the Lincoln VIP Growth Opportunities Fund would have been 4.87%.

30 Net of expenses absorbed or waived. If no fees had been waived, the ratio of expenses to the average net assets for the Lincoln VIP Conservative Profile Fund would have been 1.78%.

31 Net of expenses absorbed or waived. If no fees had been waived, the ratio of expenses to the average net assets for the Lincoln VIP Conservative Profile Fund would have been 0.79%.

32 Net of expenses absorbed or waived. If no fees had been waived, the ratio of expenses to the average net assets for the Lincoln VIP Moderate Profile
   Fund would have been 0.85%.

33 Net of expenses absorbed or waived. If no fees had been waived, the ratio of expenses to the average net assets for the Lincoln VIP Moderate Profile
   Fund would have been 0.57%.

34 Net of expenses absorbed or waived. If no fees had been waived, the ratio of expenses to the average net assets for the Lincoln VIP Moderately
   Aggressive Profile Fund would have been 1.04%.

35 Net of expenses absorbed or waived. If no fees had been waived, the ratio of expenses to the average net assets for the Lincoln VIP Moderately
   Aggressive Profile Fund would have been 0.61%.

36 Net of expenses absorbed or waived. If no fees had been waived, the ratio of expenses to the average net assets for the Lincoln VIP Aggressive Profile Fund would have been 2.16%.

37 Net of expenses absorbed or waived. If no fees had been waived, the ratio of expenses to the average net assets for the Lincoln VIP Aggressive Profile Fund would have been 0.86%.

38 Operations related to the Service Class of the fund commenced on May 19, 2004. 2004 ratios have been annualized and total return has not been annualized.

General Information

This prospectus does not contain all the information included in the registration statements that the funds have filed with the SEC. You may examine the registration statements at the SEC in Washington, D.C. Statements made in the prospectus about any variable annuity contract, variable life insurance contract, or other document referred to in a contract, are not necessarily complete. In each instance, we refer you to the copy of that contract or other document filed as an exhibit to the related registration statement. We qualify each statement in all respects by that reference.


The use of a fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in a fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The Trust's Board of Trustees of each fund will monitor for any material conflicts and determine what action, if any, the fund or a variable account should take.


A conflict could arise that requires a variable account to redeem a substantial amount of assets from any of the funds. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in that fund. Also, that fund could determine that it has become so large that its size materially impairs investment performance. The fund would then examine its options.


You can find additional information in the Trust's statement of additional information (SAI), which is on file with the SEC. The Trust incorporates its SAI, dated April 30, 2007, into its prospectus. The Trust will provide a free copy of its SAI upon request.

You can find further information about each fund's investments in the fund's annual and semi-annual reports to shareholders, when available. The annual report discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. The fund will provide a free copy of its annual and semi-annual report upon request, when available.


GPD-14


The Trust will issue unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Trust's independent auditors. For an SAI, annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). Also call this number to request other information about a fund, or to make inquiries. The Trust does not maintain an internet website.

You can review and copy information about the funds (including the SAIs) at the SEC's public reference room in Washington, D.C. You can get information on the operation of the public reference room by calling the SEC at 1-202-551-8090. You can also get reports and other information about the funds on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by writing the SEC Public Reference Section, 100 F. Street N.E., D.C. 20549, or by electronic request at the following e-mail address: publicinfo@sec.gov.


                             SEC File No: 811-08090

                                                                          GPD-15

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                Lincoln Variable Insurance Products Trust


                     LVIP Cohen & Steers Global Real Estate Fund
                     LVIP Delaware Bond Fund
                     LVIP Delaware Growth and Income Fund
                     LVIP Delaware Managed Fund
                     LVIP Delaware Social Awareness Fund
                     LVIP Delaware Special Opportunities Fund
                     LVIP FI Equity-Income Fund
                     LVIP Growth Opportunities Fund
                     LVIP Janus Capital Appreciation Fund
                     LVIP Mondrian International Value Fund
                     LVIP Money Market Fund
                     LVIP T. Rowe Price Structured Mid-Cap Growth Fund LVIP UBS Global Asset Allocation Fund
                     LVIP Wilshire Conservative Profile Fund
                     LVIP Wilshire Moderate Profile Fund
                     LVIP Wilshire Moderately Aggressive Profile Fund LVIP Wilshire Aggressive Profile Fund
                     LVIP Wilshire 2010 Profile Fund
                     LVIP Wilshire 2020 Profile Fund
                     LVIP Wilshire 2030 Profile Fund
                     LVIP Wilshire 2040 Profile Fund


                1300 South Clinton Street
                Fort Wayne, Indiana 46802

                Statement of Additional Information April 30, 2007

This Statement of Additional Information (SAI), which is not a prospectus, provides more information about the twenty-one series - referred to as "funds"
- of Lincoln Variable Insurance Products Trust. The funds indicate the funds named in the above caption. Each fund offers two classes of shares: the Standard Class and the Service Class.

Each fund's audited financial statements and the report of Ernst &Young, LLP, independent registered public accounting firm, are incorporated by reference to the fund's 2006 annual report. This SAI should be read in conjunction with the funds' prospectus dated April 30, 2007. You may obtain a copy of the funds' prospectus or a fund's annual report on request and without charge. Please write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801 or call 1-800-4LINCOLN (454-6265).

April 30, 2007


                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Table of Contents


Item                                                                           Page
Description of the Trust and the Funds                                          4
Fundamental Investment Restrictions                                             4
Additional Investment Strategies and Risks                                      4
 Investment Strategies Available to All Funds                                   5
 Investment Strategies Available to All Funds Except LVIP Money Market Fund     6
 Investment Strategies and Limitations Applicable to Certain Funds             13
Portfolio Transactions and Brokerage                                           16
Portfolio Turnover                                                             20
Trustees and Officers                                                          20
Investment Adviser and Sub-Advisers                                            23
Portfolio Managers                                                             29
Administration Agreement                                                       34
Accounting Agreement                                                           34
Code of Ethics                                                                 35
Description of Shares                                                          35
Control Persons and Principal Holders of Securities                            36
Rule 12b-1 Plan                                                                39
Revenue Sharing                                                                40
Valuation of Portfolio Securities                                              40
Portfolio Holdings Disclosure                                                  41
Purchase and Redemption Information                                            42
Custodian and Transfer Agent                                                   42
Independent Registered Public Accounting Firm                                  42
Financial Statements                                                           42
Taxes                                                                          42
APPENDIX A                                                                     44
APPENDIX B                                                                     46
APPENDIX C                                                                     65


                                                                               3

Description of the Trust and the Funds

Lincoln Variable Insurance Product Trust (the Trust), a Delaware statutory trust formed on February 1, 2003, is an open-end management investment company. Prior to April 30, 2003, each fund in existence at the time was organized as a separate Maryland corporation (each, a predecessor fund). Eleven series of the Trust are successors to a predecessor fund, the assets and liabilities of which were acquired and assumed, respectively, on April 30, 2003. Each fund's investment objective and certain investment restrictions are fundamental and cannot be changed without the affirmative vote of a majority of the outstanding voting securities of the fund. There can be no assurance that the objective of a fund will be achieved. Each of the funds except the funds of funds is diversified within the meaning of the Investment Company Act of 1940 (1940
Act). References to adviser in this SAI include both Lincoln Investment Advisors Corporation (LIA) and the fund's sub-adviser, if any, unless the context otherwise indicates.


Fundamental Investment Restrictions
The funds have adopted certain fundamental policies and investment restrictions which may not be changed without a majority vote of a fund's outstanding shares. Such majority is defined in the 1940 Act as the vote of the lesser of
(1) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (2) more than 50% of the outstanding voting securities. For purposes of the following restrictions: (a) all percentage limitations apply immediately after the making of an investment; and (b) any subsequent change in any applicable percentage resulting from market fluctuations does not require elimination of any security from the portfolio.

Each fund may not:


1. Change its investment objective, except for the Cohen & Steers Global Real Estate Fund and the Target Maturity Profile Funds.

2. Make investments that will result in the concentration (as that term may be defined in the 1940 Act, any rule or order thereunder, or official interpretation thereof) of its investments in the securities of issuers primarily engaged in the same industry, provided that this restriction does not limit the fund from investing in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or in tax-exempt securities or certificates of deposit, except for the Cohen & Steers Global Real Estate Fund.


3. Borrow money or issue senior securities, except as the 1940 Act, any rule or order thereunder, or official interpretation thereof, may permit.

4. Underwrite the securities of other issuers, except that the fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933.

5. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the fund from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

6. Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the fund from investing in securities that are secured by physical commodities or engaging in transactions involving financial commodities, such as financial options, financial futures contracts, options on financial futures contracts, and financial forward contracts.

7. Make loans of any security or make any other loan if, as a result, more than 33 1|M/3% of its total assets would be lent to other parties, provided that this limitation does not apply to purchases of debt obligations, to repurchase agreements, and to investments in loans, including assignments and participation interests.


8. (Except for the Profile Funds, Target Maturity Profile Funds, and Cohen & Steers Global Real Estate Fund) with respect to 75% of its total assets, invest in a security if, as a result of such investment: (a) more than 5% of its total assets would be invested in the securities of any one issuer or (b) the fund would hold more than 10% of the outstanding voting securities of any one issuer; except that these restrictions do not apply to (i) securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities or (ii) securities of other investment companies.


Additional Investment Strategies and Risks
The prospectus discusses each fund's principal investment strategies used to pursue the fund's investment objective and the risks of those strategies.

Unless otherwise stated in the prospectus, many investment strategies and techniques are discretionary. That means the fund's adviser may elect to engage or not engage in the various strategies and techniques at its sole discretion. Investors should not assume that any particular discretionary investment technique or strategy will be employed at all times, or ever employed.

4

Investment Strategies Available to All Funds

Money Market Instruments. Money market instruments include bank time deposits, certificates of deposit, commercial paper, loan participations and bankers' acceptances. Bank time deposits are funds kept on deposit with a bank for a stated period of time in an interest-bearing account. Certificates of deposit are certificates issued against funds deposited in a bank or financial institution, are for a definite period of time, earn a specified rate of return, and are normally negotiable. Commercial paper is a short-term note with a maturity of up to nine months issued by banks, corporations or government bodies. Loan participations are short-term, high-quality participations in selected commercial bank loans issued by creditworthy banks.

Bankers' acceptances are short-term credit instruments used to finance commercial transactions. Generally, a bankers' acceptance is a time draft or bill of exchange drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then accepted by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. Bankers' acceptances may be purchased in the secondary market at the going rate of discount for a specific maturity. Although maturities for bankers' acceptances can be as long as 270 days, most bankers' acceptances have maturities of six months or less.

Repurchase Agreements. In a repurchase agreement, the fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon incremental amount that is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to-market daily) of the underlying security.

A fund may engage in a repurchase agreement with respect to any security in which it is authorized to invest. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to the fund in the event of bankruptcy of the seller), it is the policy of the fund to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by the board of trustees or its delegates. In addition, the collateral will be maintained in a segregated account and will be marked-to-market daily to determine that the full value of the collateral, as specified in the agreement, does not decrease below 102% of the purchase price plus accrued interest. If such decrease occurs, additional collateral will be requested and, when received, added to maintain full collateralization. In the event of a default or bankruptcy by a selling financial institution, the fund will seek to liquidate such collateral. However, the fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the fund is treated as an unsecured creditor and required to return the underlying collateral to the seller's estate.

U.S. Government Securities. A fund may invest in securities issued or guaranteed by the U.S. Government. Securities guaranteed by the U.S. Government include: (1) direct obligations of the U.S. Treasury (such as Treasury bills, notes and bonds) and (2) federal agency obligations guaranteed as to principal and interest by the U.S. Treasury (such as Government National Mortgage Association (GNMA) certificates and Federal Housing Administration (FHA) debentures). These securities are of the highest possible credit quality, because the payment of principal and interest is unconditionally guaranteed by the U.S. Government. They are subject to variations in market value due to fluctuations in interest rates, but, if held to maturity are deemed to be free of credit risk for the life of the investment.

Securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of, nor are they guaranteed by, the U.S. Treasury. However, they do generally involve federal sponsorship in one way or another. Some are backed by specific types of collateral. Some are supported by the issuer's right to borrow from the U.S. Treasury. Some are supported by the discretionary authority of the U.S. Treasury to purchase certain obligations of the issuer. Others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to, Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks and Federal Home Loan Banks. There is no guarantee that the government will support these types of securities and, therefore, they may involve more risk than other government obligations.

U.S. Government securities may be acquired by the fund in the form of separately-traded principal and interest segments of selected securities issued or guaranteed by the U.S. Treasury. These segments are traded independently under the Separate Trading of Registered Interest and Principal Securities (STRIPS) program. Under the STRIPS program, the principal and interest parts are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the parts independently. Obligations of the Resolution Funding Corp. are similarly divided into principal and interest parts and maintained on the book entry records of the Federal Reserve Banks.

The fund may also invest in custodial receipts that evidence ownership of future interest payments, principal payments, or both, on certain U.S. Treasury notes or bonds in connection with programs sponsored by banks and brokerage firms. Such notes and bonds are held in custody by a bank on behalf of the owners of the receipts. These custodial receipts are known by various names, including Treasury Receipts (TRs), Treasury Interest Guarantee Receipts (TIGRs), and Certificates of Accrual on Treasury Securities (CATS) and may not be deemed U.S. Government securities.

                                                                               5

The fund may invest occasionally in collective investment vehicles, the assets of which consist principally of U.S. Government securities or other assets substantially collateralized or supported by such securities, such as government trust certificates.

In general, the U.S. Government securities in which the fund invests do not have as high a yield as do more speculative securities not supported by the U.S. Government or its agencies or instrumentalities.

Investment in Securities of Other Investment Companies. Subject to certain restrictions, as described below, the funds are permitted to invest in other investment companies, including open-end, closed-end or unregistered investment companies, either within the percentage limits of the Investment Company Act of 1940 Act (1940 Act), any rule or order thereunder, or any SEC staff interpretation thereof, or without regard to percentage limits in connection with a merger, reorganization, consolidation, or other similar transaction. In addition, certain sub-advisers may invest fund assets in money market funds that they advise or in other investment companies. Each of the funds (except the Lincoln Profile Funds) has a policy that prohibits it from acquiring any securities of open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(G) or Section 12(d)(1)(F) of the 1940 Act.

Exchange-Traded Funds ("ETFs"). These are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track a particular market index. The fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs.


Investment Strategies Available to All Funds Except LVIP Money Market Fund


Options on Securities. The funds may purchase and sell (write) put and call options on securities that are traded on United States and foreign securities exchanges and over-the-counter and on indices of securities. By purchasing a put option, the purchaser obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the purchaser pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. The purchaser may terminate its position in a put option by allowing it to expire or by exercising the option. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser completes the sale of the underlying instrument at the strike price. A purchaser may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

The writer of a put or call option takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the writer of a put option assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The writer may seek to terminate a position in a put option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes. When writing an option on a futures contract, a fund will be required to make margin payments to a futures commission merchant (FCM) as described below for futures contracts.

If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Writing a call option obligates the writer to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

The successful use of a fund's options strategies depends on the ability of the adviser to forecast correctly market movements. For example, if the fund were to write a call option based on the adviser's expectation that the price of the underlying security would fall, but the price were to rise instead, the fund could be required to sell the security upon exercise at a price below the current market

6

price. Similarly, if the fund were to write a put option based on the adviser's expectation that the price of the underlying security would rise, but the price were to fall instead, the fund could be required to purchase the security upon exercise at a price higher than the current market price.

When the fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the fund exercises the option or enters into a closing sale transaction before the option's expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the fund will lose part or all of its investment in the option. This contrasts with an investment by the fund in the underlying security, since the fund will not lose any of its investment in such security if the price does not change.

A fund's written options positions will be covered at all times. A call option written by a fund will be deemed to be covered if the fund holds the underlying instrument or an option on the underlying instrument with an exercise price equal to or less than the exercise price of the call written. A put option written by a fund will be deemed to be covered if the fund holds a put option on the same instrument with an exercise price equal to or greater than the exercise price of the put option written by the fund. A fund may also cover a written options position by segregating cash or liquid securities equal to the fund's net uncovered obligation.

The effective use of options also depends on the fund's ability to terminate option positions at times when the adviser deems it desirable to do so. Although the fund will take an option position only if the adviser believes there is a liquid secondary market for the option, there is no assurance that the fund will be able to effect closing transactions at any particular time or at an acceptable price.

If a secondary market in options were to become unavailable, the fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A market may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events, such as volume in excess of trading or clearing capability, were to interrupt its normal operations.

A market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. For example, if an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corp. (OCC), new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited. If an options market were to become unavailable, the fund as a holder of an option would be able to realize profits or limit losses only by exercising the option, and the fund, as option writer, would remain obligated under the option until expiration or exercise.

Disruption in the markets for the securities underlying options purchased or sold by the fund could result in losses on the option. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, the fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with considerable losses if trading in the security reopens at a substantially different price. In addition, the OCC or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, the fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If the OCC were to determine that the available supply of an underlying security appears insufficient to permit delivery by the writers of all outstanding calls in the event of exercise, it may prohibit indefinitely the exercise of put options. The fund, as holder of such a put option could lose its entire investment if the prohibition remained in effect until the put option's expiration and the fund was unable either to acquire the underlying security or to sell the put option in the market.


Spreads and Straddles. In addition to the options strategies described previously, a fund may engage in spread transactions in which it purchases and writes a put or call option on the same underlying instrument, with the options having different exercise prices and/or expiration dates. The fund may also engage in so-called straddles, in which it purchases or sells combinations of put and call options on the same instrument. Spread and straddle transactions require the fund to purchase and/or write more than one option simultaneously. Accordingly, the fund's ability to enter into such transactions and to liquidate its positions when necessary or deemed advisable may be more limited than if the fund were to purchase or sell a single option. Similarly, costs incurred by the fund in connection with these transactions will in many cases be greater than if the fund were to purchase or sell a single option.


A call option included in a spread or straddle will be deemed to be covered if the fund holds an option on the same instrument with an exercise price equal to or less than the exercise price of the call written (or, where the exercise price is greater than that of the option written by the fund, if the fund segregates cash or liquid securities equal to the difference). Similarly, a put option included in a spread or straddle will be deemed to be covered if the fund holds a put option on the same instrument with an exercise price equal to or greater than the exercise price of the put option written by the fund (or, where the exercise price is less than that of the option written by the fund, if the fund segregates cash or liquid securities equal to the difference).

OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter (OTC) options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

                                                                               7

Futures Contracts. The funds may enter into contracts for the purchase or sale for future delivery of fixed income securities, foreign currencies or contracts based on financial indices including interest rates or an index of U.S. Government securities, foreign government securities, equity securities or fixed income securities. The buyer or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit initial margin for the benefit of an FCM when the contract is entered into. In the event of the bankruptcy of an FCM that holds margin on behalf of the fund, the fund may be entitled to return of margin owed to it only in proportion to the amount received by FCM's other customers. The adviser will attempt to minimize this risk by careful monitoring of the creditworthiness of the FCMs with which the fund does business and by depositing margin payments in a segregated account with the custodian when practical or otherwise required by law.

Pursuant to rules adopted by the Commodity Futures Trading Commission (CFTC), each fund is permitted to engage in unlimited futures trading activity without registration with the CFTC. Although the fund would hold cash and liquid assets in a segregated account with a value sufficient to cover its open futures obligations, the segregated assets would be available to the fund immediately upon closing out the futures position, while settlement of securities transactions could take several days. However, because the fund's cash that may otherwise be invested would be held uninvested or invested in liquid assets so long as the futures position remains open, the fund's return could be diminished due to the opportunity losses of foregoing other potential investments.

The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial margin and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close out futures contracts through offsetting transactions which could distort the normal price relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced and prices in the futures market distorted. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of the foregoing distortions, a correct forecast of general price trends by the adviser still may not result in a successful use of futures.

Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of three days for some types of securities, the futures markets may provide superior liquidity to the securities markets. Nevertheless, there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract's price moves upward or downward more than the limit on a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for the fund to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, the fund may not be able to promptly liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, the fund's access to other assets held to cover its futures positions also could be impaired.

Successful use of futures contracts is subject to the ability of the adviser to correctly predict movements in the direction of interest rates or changes in market conditions. These predictions involve skills and techniques that may be different from those involved in the management of the portfolio being hedged. In addition, there can be no assurance that there will be a correlation between movements in the price of the underlying index or securities and movements in the price of the securities which are the subject of the hedge. A decision of whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected trends in interest rates or markets.

Options on Futures Contracts. A fund may purchase and sell (write) call and put options on futures contracts and enter into closing transactions with respect to such options to terminate existing positions. The fund may use options on futures contracts in lieu of writing or buying options directly on the underlying securities or purchasing and selling the underlying futures contracts. For example, to hedge against a possible decrease in the value of its portfolio securities, the fund may purchase put options or write call options on futures contracts rather than selling futures contracts. Similarly, the fund may purchase call options or write put options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which the fund expects to purchase. Such options generally operate in the same manner as options purchased or written directly on the underlying investments.

As with options on securities, the holder or writer of an option may terminate the position by selling or purchasing an offsetting option. There is no guarantee that such closing transactions can be effected.

The fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above. With respect to long positions assumed by the fund, the fund will establish a segregated asset account with its custodian, and will deposit into it an amount of cash and other liquid assets. The fund does not intend to leverage the futures contracts.

8

Illiquid Investments. The funds may invest in securities or other investments that are considered illiquid. A security or investment is considered illiquid if it cannot be sold or disposed of in the ordinary course of business at approximately the price at which it is valued. A security or investment might be illiquid due to the absence of a readily available market or due to legal or contractual restrictions on resale.

The fund may have to bear the expense of registering restricted securities for resale and risk the substantive delays in effecting such registration. However, the fund may avail itself of Rule 144A under the Securities Act of 1933 which permits the fund to purchase securities which have been privately placed and resell such securities to certain qualified institutional buyers without restriction. Certain restricted securities that are not registered for sale to the general public but can be resold to institutional investors may not be considered illiquid, provided that a dealer or institutional trading market exists. The institutional trading market is relatively new and liquidity of the fund's investments could be impaired if trading fails to further develop, or if it declines. The board of trustees will carefully monitor the fund's investments in these securities, focusing on such factors, among others, as valuation, liquidity and availability of information.

Borrowing. Each fund may borrow money to the extent permitted under the 1940 Act. Borrowing may exaggerate the effect on net asset value of any increase or decrease in the market value of a fund. Money borrowed will be subject to interest costs and other fees, which could reduce a fund's return and may or may not be recovered by appreciation of the securities purchased. A fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. In addition, purchasing securities when the fund has borrowed money may involve an element of leverage.

Pledging Assets. A fund may not pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 15% of its total assets (taken at current value) and then only to secure borrowings permitted by the "Borrowing" restriction. The deposit of underlying securities and other assets in escrow and other collateral arrangements with respect to margin for options on financial futures contracts are not deemed to be pledges or other encumbrances.

Foreign Currency Transactions. A fund may hold foreign currency deposits from time to time and may convert dollars and foreign currencies in the foreign exchange markets. Although foreign exchange dealers generally do not charge a fee for such conversions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency at one rate, while offering a lesser rate of exchange should the counterparty desire to resell that currency to the dealer. A fund also may enter into forward foreign currency exchange contracts (forward contracts). Forward contracts are customized transactions that require a specific amount of a currency to be delivered at a specific exchange rate on a specific date or range of dates in the future. Forward contracts are generally traded in an interbank market directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

A fund will exchange foreign currencies for U.S. dollars and for other foreign currencies in the normal course of business and may buy and sell currencies through forward contracts in order to fix a price for securities it has agreed to buy or sell (transaction hedge). The fund also may hedge some or all of its investments denominated in or exposed to foreign currency against a decline in the value of that currency relative to the U.S. dollar by entering into forward contracts to sell an amount of that currency (or a proxy currency whose performance is expected to replicate the performance of that currency) approximating the value of some or all of its portfolio securities denominated in or exposed to that currency (position hedge) or by participating in options or futures contracts with respect to the currency. The fund also may enter into a forward contract with respect to a currency where the fund is considering the purchase of investments denominated in or exposed to that currency but has not yet done so (anticipatory hedge).

A fund may enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if a fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause a fund to assume the risk of fluctuations in the value of the currency it purchases.

The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. In addition, the fund may not always be able to enter into forward contracts at attractive prices and may be limited in its ability to use these contracts to hedge fund assets. Also, with regard to the fund's use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. dollar will continue. Poor correlation may exist between movements in the exchange rates of the foreign currencies underlying the fund's cross-hedges and the movements in the exchange rates of the foreign currencies in which its assets that are the subject of such cross-hedges are denominated.

Successful use of currency management strategies will depend on the adviser's skill in analyzing currency values. Currency management strategies may substantially change a fund's investment exposure to changes in currency exchange rates and could result in losses to a fund if currencies do not perform as the adviser anticipates. For example, if a currency's value rose at a time when the adviser had hedged a fund by selling that currency in exchange for dollars, a fund would not participate in the currency's appreciation.

                                                                               9

If the adviser hedges currency exposure through proxy hedges, a fund could realize currency losses from both the hedge and the security position if the two currencies do not move in tandem. Similarly, if the adviser increases a fund's exposure to a foreign currency and that currency's value declines, a fund will realize a loss. There is no assurance that the adviser's use of currency management strategies will be advantageous to a fund or that it will hedge at appropriate times.

Options and Futures Relating to Foreign Currencies. Currency futures contracts are similar to forward contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.

The uses and risks of currency options and futures are similar to those of options and futures relating to securities or indices, as discussed above. A fund may purchase and sell currency futures and may purchase and write currency options to increase or decrease its exposure to different foreign currencies. Currency options may also be purchased or written in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of a fund's investments. A currency hedge, for example, should protect a Yen-denominated security from a decline in the Yen, but will not protect a fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of a fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the fund's investments exactly over time.

Unlike transactions entered into by a fund in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the Securities and Exchange Commission (SEC). To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the buyer of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, an option writer and a buyer or seller of futures or forward contracts could lose amounts substantially in excess of any premium received or initial margin or collateral posted due to the potential additional margin and collateral requirements associated with such positions.

Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the OCC, thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the fund to liquidate open positions at a profit before exercise or expiration, or to limit losses in the event of adverse market movements.

Foreign Options and Futures Markets. Options on U.S. Government securities, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges and over-the-counter in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (1) other complex foreign political and economic factors, (2) lesser availability than in the United States of data on which to make trading decisions, (3) delays in the fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (5) low trading volume.

Special risks are presented by internationally-traded options. Because of time differences between the United States and the various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

Debt and Other Fixed-Income Securities. Fixed-income securities include, but are not limited to, preferred stocks, warrants, stock rights, corporate bonds and debentures and longer-term government securities. Fixed-income securities also include mortgage-backed securities, which are debt obligations issued by government agencies and other non-government agency issuers. Mortgage-backed securities include obligations backed by a mortgage or pool of mortgages and direct interests in an underlying pool of mortgages. Mortgage-backed securities also include collateralized mortgage obligations (CMOs). The mortgages involved could be those on commercial or residential real estate properties. Fixed income securities may be issued by U.S. companies, the U.S. Government and its agencies and instrumentalities, foreign companies, foreign governments and their agencies and instrumentalities, and supranational organizations such as (but not limited to) the European Economic Community and the World Bank, or other issuers.

10

As a general matter, the value of debt securities will fluctuate with changes in interest rates, and these fluctuations can be greater for debt securities with longer maturities. The market value of debt securities typically varies inversely to changes in prevailing interest rates. In periods of declining interest rates, the value of debt securities typically increase. In periods of rising interest rates, the value of those securities typically decrease. These fluctuations in the value of debt securities may cause the value of the fund's shares to fluctuate in value.

A fund's share price and yield also depend, in part, on the quality of its investments. U.S. Government securities generally are of high quality. Debt securities that are not backed by the full faith and credit of the United States (including those of foreign governments) may be affected by changes in the creditworthiness of the issuer of the security. The prices of investment grade bonds generally fluctuate less than the prices of bonds that are below investment grade. Investment grade bonds are those rated at the time of purchase in the top four credit rating categories of Moody's Investors Service (Moody's) or Standard & Poor's Corp. (S&P), or their equivalents from other nationally recognized rating agencies, or are unrated securities judged by the adviser to be of comparable value.

High-Yield Fixed-Income Securities (Junk Bonds). Debt securities rated below investment grade by the primary rating agencies (bonds rated Ba or lower by Moody's or BB or lower by S&P, or their equivalents from other nationally recognized rating agencies) constitute lower-rated fixed income securities (commonly referred to as junk bonds). See Appendix A to the SAI for a description of these ratings. Unrated bonds or bonds with split ratings are included in this limit if the adviser determines that these securities have the same characteristics as non-investment-grade bonds. Each fund (except the Money Market Fund) may invest up to 15% of its total assets in junk bonds. However, the Managed Fund and the Bond Fund may not invest in foreign junk bonds.

Junk bonds involve a higher degree of credit risk, that is, the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, the fund would experience a reduction in its income, and could expect a decline in the market value of the securities affected. More careful analysis of the financial condition of each issuer of junk bonds is necessary. During an economic downturn or substantial period of rising interest rates, issuers of junk bonds may experience financial stress which would adversely affect their ability to honor their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing.

The market prices of junk bonds are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic or political changes, or in the case of corporate issuers, to individual corporate developments. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of junk bonds. Junk bonds also may have less liquid markets than higher-rated securities, and their liquidity as well as their value may be negatively affected by adverse economic conditions. Adverse publicity and investor perceptions as well as new or proposed laws may also have a negative impact on the market for junk bonds.

The market for junk bonds may be less active than that for higher-rated debt securities, which may make it difficult to value these securities. If market quotations are not available, junk bonds will be valued in accordance with procedures established by the board of trustees, including the use of outside pricing services. Judgment plays a greater role in valuing junk bonds than is the case for securities for which more external sources for quotations and last-sale information are available.

Convertible Securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a fund is called for redemption or conversion, the fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at prices above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

Short Sales. Stocks underlying a fund's convertible security holdings can be sold short. For example, if the adviser anticipates a decline in the price of the stock underlying a convertible security held by the fund, it may sell the stock short. If the stock price subsequently declines, the proceeds of the short sale could be expected to offset all or a portion of the effect of the stock's decline on the

                                                                              11

value of the convertible security. The fund currently intends to hedge no more than 15% of its total assets with short sales on equity securities underlying its convertible security holdings under normal circumstances.

A fund will be required to set aside securities equivalent in kind and amount to those sold short (or securities convertible or exchangeable into such securities) and will be required to hold them aside while the short sale is outstanding. The fund will incur transaction costs, including interest expenses, in connection with opening, maintaining, and closing short sales.

Mortgage-Related Securities. Mortgage-related securities are issued by government and non-government entities such as banks, mortgage lenders, or other institutions. A mortgage-related security is an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage-related securities, such as collateralized mortgage obligations (or CMOs), make payments of both principal and interest at a range of specified intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-related securities are based on different types of mortgages, including those on commercial real estate or residential properties. Stripped mortgage-related securities are created when the interest and principal components of a mortgage-related security are separated and sold as individual securities. In the case of a stripped mortgage-related security, the holder of the "principal-only" security (PO) receives the principal payments made by the underlying mortgage, while the holder of the "interest-only" security (IO) receives interest payments from the same underlying mortgage.

Fannie Maes and Freddie Macs are pass-through securities issued by Fannie Mae and Freddie Mac, respectively. Fannie Mae and Freddie Mac, which guarantee payment of interest and repayment of principal on Fannie Maes and Freddie Macs, respectively, are federally chartered corporations supervised by the U.S. Government that act as governmental instrumentalities under authority granted by Congress. Fannie Mae is authorized to borrow from the U.S. Treasury to meet its obligations. Fannie Maes and Freddie Macs are not backed by the full faith and credit of the U.S. Government.

The value of mortgage-related securities may change due to shifts in the market's perception of issuers and changes in interest rates. In addition, regulatory or tax changes may adversely affect the mortgage-related securities market as a whole. Non-government mortgage-related securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage-related securities are subject to prepayment risk, which is the risk that early principal payments made on the underlying mortgages, usually in response to a reduction in interest rates, will result in the return of principal to the investor, causing it to be invested subsequently at a lower current interest rate. Alternatively, in a rising interest rate environment, mortgage-related security values may be adversely affected when prepayments on underlying mortgages do not occur as anticipated, resulting in the extension of the security's effective maturity and the related increase in interest rate sensitivity of a longer-term instrument (extension risk). The prices of stripped mortgage-related securities tend to be more volatile in response to changes in interest rates than those of non-stripped mortgage-related securities.

Asset-Backed Securities. Asset-backed securities represent interests in pools of mortgages, loans, receivables or other assets. Payment of interest and repayment of principal may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. Asset-backed security values may also be affected by other factors including changes in interest rates, the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities providing the credit enhancement. If the credit enhancement is exhausted, certificate holders may experience losses or delays in payment if the required payments of principal and interest are not made to the trust with respect to the underlying loans.

In addition, these securities may be subject to prepayment risk. Prepayment, which occurs when unscheduled or early payments are made on the underlying obligations, may shorten the effective maturities of these securities and may lower their total returns. Additionally, asset-backed securities are also subject to maturity extension risk. This is the risk that in a period of rising interest rates, prepayments may occur at a slower than expected rate, which may cause these securities to fluctuate more widely in response to changes in interest rates.

Real Estate Investment Trusts. Equity real estate investment trusts own real estate properties, while mortgage real estate investment trusts make construction, development, and long-term mortgage loans. Their value may be affected by changes in the value of the underlying property of the trusts, the creditworthiness of the issuer, property taxes, interest rates, and tax and regulatory requirements, such as those relating to the environment. Both types of trusts are dependent upon management skill, are not diversified, and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for tax-free status of income under the Internal Revenue Code and failing to maintain exemption from the 1940 Act.

Foreign Investments. Foreign investments can involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in or indexed to foreign currencies, and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer's financial condition and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions and custodial costs, are generally higher than for U.S. investments.

12

Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers, and securities markets may be subject to less government supervision. Foreign security trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It may also be difficult to enforce legal rights in foreign countries.

Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars or other government intervention. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic or social instability, military action or unrest or adverse diplomatic developments. There is no assurance that the adviser will be able to anticipate these potential events or counter their effects.

Investing in securities of issuers located in countries considered to be emerging markets involves additional risks. While emerging market countries may change over time depending on market and economic conditions, at present the fund believes that emerging market countries include every country in the world except Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The considerations noted previously generally are intensified for investments in emerging market countries. Emerging market countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Securities of issuers located in these countries tend to have volatile prices and may offer significant potential for loss as well as gain.

In addition to investing directly in equity securities, the funds may invest in American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs). Generally, ADRs in registered form are U.S. dollar denominated securities designed for use in the U.S. securities markets, which represent and may be converted into the underlying foreign security. EDRs are typically issued in bearer form and are designed for use in the European securities markets. GDRs are designed for use in the global securities markets. Depositary receipts involve many of the same risks of investing directly in foreign securities, including currency risks and risks of foreign investing. Depositary receipts may be sponsored or unsponsored. Issuers of the stock of unsponsored ADRs, EDRs and GDRs are not obligated to disclose material information in the United States and, therefore, there may not be an accurate correlation between such information and the market value of such depositary receipts.

Temporary Defensive Strategies

In response to market, economic, political or other conditions, the funds may temporarily use a different investment strategy for defensive purposes. If the funds do so, different factors could affect fund performance and the funds may not achieve their investment objectives.

Investment Strategies and Limitations Applicable to Certain Funds


Delayed Delivery and When-Issued Securities and Forward Commitments (LVIP Janus Capital Appreciation and LVIP T. Rowe Price Structured Mid-Cap Growth Funds
only). Each fund may purchase securities on a delayed delivery or when-issued basis and may purchase or sell securities on a forward commitment basis. When such transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of the commitment. The securities so purchased are subject to market fluctuation and no interest accrues to the purchaser during this period. While a fund will only purchase securities on a when-issued, delayed delivery or forward commitment basis with the intention of acquiring the securities, the fund may sell the securities before the settlement date, if it is deemed advisable. At the time the fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, the fund will record the transaction and thereafter reflect the value, each day, of such security in determining the net asset value of the fund. At the time of delivery of the securities, the value may be more or less than the purchase price. The fund will also establish a segregated account with the fund's custodian bank in which it will continuously maintain cash or liquid assets equal in value to commitments for such when-issued or delayed delivery securities; subject to this requirement, the fund may purchase securities on such basis without limit. An increase in the percentage of the fund's assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the fund's net asset value. The board of trustees does not believe that the fund's net asset value or income will be adversely affected by its purchases of securities on such basis.

Special Situations (LVIP Janus Capital Appreciation and LVIP T. Rowe Price Structured Mid-Cap Growth Funds only). A fund may invest in certain securities under special situations. A special situation arises when, in the adviser's opinion, the securities of a particular company will be recognized and will appreciate in value due to a specific development at that company. Developments creating a special situation might include a new product or process, a management change, a technological breakthrough or another event considered significant. Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.


A fund may invest in the securities of companies which have been in continuous operation for less than three years, or have capitalizations of less than $250 million at the time of purchase. Securities of these companies may have limited liquidity which can result in

                                                                              13

their being priced lower than they may be otherwise. Investments in unseasoned or smaller companies are more speculative and involve greater risk than do investments in companies with established operating records or that are larger.


Reverse Repurchase Agreements (LVIP Janus Capital Appreciation and LVIP FI Equity-Income Funds only). In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. Reverse repurchase agreements may be used to provide cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities, or to earn additional income on portfolio securities.


While a reverse repurchase agreement is outstanding, the fund will maintain appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. The fund will enter into reverse repurchase agreements only with parties that the board of trustees, or its delegate, deems creditworthy. Such transactions may increase fluctuations in the market value of the fund's assets and may be viewed as a form of leverage.


Swaps and Swaps-Related Products (LVIP Janus Capital Appreciation, LVIP FI Equity-Income and LVIP UBS Global Asset Allocation Funds only). A fund may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities. An interest rate swap is a contract in which two parties exchange different types of interest payment streams, pegged to an underlying notional principal amount. The three main types of interest rate swaps are coupon swaps (fixed rate to floating rate in the same currency); basis swaps (one floating rate index to another floating rate index in the same currency); and cross-currency interest rate swaps (fixed rate in one currency to floating rate in another). A cap is a contract for which the buyer pays a fee, or premium, to obtain protection against a rise in a particular interest rate above a certain level. For example, an interest rate cap may cover a specified principal amount of a loan over a designated time period, such as a calendar quarter. If the covered interest rate rises above the rate ceiling, the seller of the rate cap pays the purchaser an amount of money equal to the average rate differential times the principal amount times one-quarter. A floor is a contract in which the seller agrees to pay to the purchaser, in return for the payment of a premium, the difference between current interest rates and an agreed (strike) rate times the notional amount, should interest rates fall below the agreed level (the floor). A floor contract has the effect of a string of interest rate guarantees.


The fund will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with the fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the fund's obligations over its entitlement with respect to each interest rate swap will be calculated on a daily basis and an amount of cash or liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the fund's custodian. If the fund enters into an interest rate swap on other than a net basis, it would maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap. The fund will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest credit rating categories of at least one nationally recognized statistical rating organization at the time of entering into such transaction. The adviser will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, the fund will have contractual remedies pursuant to the agreements related to the transaction.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. The adviser has determined that, as a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent the fund sells (i.e., writes) caps and floors, it will maintain cash or liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors in a segregated account.

There is no limit on the amount of interest rate swap transactions that may be entered into by the fund. These transactions may in some instances involve the delivery of securities or other underlying assets by the fund or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the payments that the fund is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, the fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. The fund may buy and sell (i.e., write) caps and floors without limitation, subject to the segregated account requirement described previously.


Rights and Warrants (All funds except LVIP Delaware Bond and LVIP Money Market Funds). Each fund may invest in rights and warrants which entitle the holder to buy equity securities at a specified price for a specific period of time. Rights and warrants do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased, nor do they represent any rights to the assets of the issuing company. The value of a right or warrant may be more volatile than the value of the underlying securities. Also, their value does not necessarily change with the value of the underlying securities. Warrants can be a speculative instrument. The value of a warrant may decline because of a decrease in the value of the underlying stock, the passage of time or a change in perception as to the potential of the underlying stock or any other combination. If the market price of the underlying stock is below the


14

exercise price set forth in the warrant on the expiration date, the warrant will expire worthless. Warrants generally are freely transferable and are traded on the major stock exchanges. Rights and warrants purchased by the fund which expire without being exercised will result in a loss to the fund.


Loans and Other Direct Debt Instruments (LVIP FI Equity-Income Fund only). Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrowers to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the purchaser in the event of fraud or misrepresentation.


Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Loans that are fully secured provide more protections than an unsecured loan in the event of the borrower's failure to make scheduled interest or principal payments. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, the purchaser could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a purchaser could be held liable as a co-lender. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary.

A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, the purchaser has direct recourse against the borrower, the purchaser may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of a purchaser were determined to be subject to the claims of the agent's general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

Direct indebtedness may include letters of credit, revolving credit facilities, or other standby financing commitments that obligate purchasers to make additional cash payments on demand. These commitments may have the effect of requiring the fund to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid.


Limitations on Futures and Options Transactions (LVIP FI Equity-Income Fund only). The Equity-Income Fund will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the fund's total assets would be hedged with futures and options under normal conditions;
(b) purchase futures contracts or write put option if, as a result, the fund's total obligations upon settlement or exercise of purchased future contracts and written put options would exceed 25% of its total assets under normal conditions; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the fund would exceed 5% of the fund's total assets. These limitations do not apply to securities that incorporate features similar to options.

Indexed Securities (LVIP FI Equity-Income Fund only). Indexed securities are instruments whose prices are indexed to the prices of other securities, securities indices, currencies, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic.


Mortgage-indexed securities, for example, could be structured to replicate the performance of mortgage securities and the characteristics of direct ownership.

Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies and may offer higher yields than U.S. dollar-denominated securities. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currency values increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. Indexed securities may be more volatile than the underlying instruments. Indexed securities are also subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.

                                                                              15


Foreign Currency Denominated Cash (LVIP Mondrian International Value Fund only). To facilitate overseas securities transactions, the fund may hold a portion of its assets in foreign-currency-denominated cash or cash equivalents and foreign government securities. The amount held in cash may range between 2% and 15% of fund assets, although the fund anticipates that under normal circumstances, less than 10% of fund assets would be held in cash. The amount held in cash equivalents, combined with all other non-U.S. debt securities and money market instruments, would not exceed 35% of the fund's assets.

SEC Name Rule Requirement (LVIP Cohen & Steers Global Real Estate, LVIP Delaware Bond and LVIP FI Equity-Income Funds only).

LVIP Cohen & Steers Global Real Estate Fund. The fund's policy of normally investing at least 80% of its assets in companies in the real estate industry is a non-fundamental policy changeable only upon 60 days' prior notice to shareholders.

LVIP Delaware Bond Fund. The fund's policy of normally investing at least 80% of its assets in debt securities is a non-fundamental policy changeable only upon 60 days' prior notice to shareholders.

LVIP FI Equity-Income Fund. The fund's policy of normally investing at least 80% of its assets in equity securities is a non-fundamental policy changeable only upon 60 days' prior notice to shareholders.

Strategy Ranges (LVIP UBS Global Asset Allocation Fund only).

As set forth in the Prospectus, under normal market conditions, the LVIP UBS Global Asset Allocation Fund expects to allocate assets between fixed income securities and equity securities. The "Strategy Ranges" indicated below are the ranges within which the LVIP UBS Global Asset Allocation Fund generally expects to allocate its assets among the various asset classes. The LVIP UBS Global Asset Allocation fund may exceed these Strategy Ranges and may modify them in the future.



Asset Class                                      Strategy Ranges
------------------------------------------------ ----------------
         U.S. Equities .........................       10 to 70%
         Global (Ex-U.S.) Equities .............        0 to 52%
         Emerging Market Equities ..............        0 to 13%
         U.S. Fixed Income .....................        0 to 51%
          Global (Ex-U.S.) Fixed Income.........        0 to 39%
         High Yield Fixed Income ...............        0 to 15%
         Emerging Market Debt ..................        0 to 12%
         Cash Equivalents ......................        0 to 50%


Portfolio Transactions and Brokerage
The adviser and the sub-adviser of each fund are responsible for decisions to buy and sell securities and other investments for each fund, and for the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. Purchases and sales of securities on an exchange are effected through brokers who charge a commission for their services. A particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities generally involve the payment of fixed brokerage commissions, which are generally higher than those in the United States. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by the fund usually includes an undisclosed dealer commission or mark-up. In the U.S. Government securities market, securities are generally traded on a net basis with dealers acting as principal for their own accounts without a stated commission, although the price of the securities usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commission or discounts are paid.

The adviser and the sub-adviser of each fund currently provide investment advice to a number of other clients. It will be the practice of the adviser and each sub-adviser to allocate purchase and sale transactions among the fund and other clients whose assets are managed in such manner as is deemed equitable. In making such allocations among the major factors the adviser and the sub-adviser consider are the investment objectives of the relevant fund, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the fund and other client accounts. Securities of the same issuer may be purchased, held, or sold at the same time by the fund or other accounts or companies for which the adviser or sub-adviser provides investment advice (including affiliates of the adviser or sub-adviser, as the case may be).

On occasions when the adviser or the sub-adviser to a fund deems the purchase or sale of a security to be in the best interest of the fund, as well as its' other clients, the adviser or sub-adviser, as the case may be, to the extent permitted by applicable laws and regulations, may aggregate such securities to be sold or purchased for the fund with those to be sold or purchased for its' other clients in order to obtain best execution and lower brokerage commissions, if any. In such event, allocation of the securities so purchased or

16

sold, as well as the expenses incurred in the transaction, will be made by the adviser or sub-adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to all such clients, including the fund. In some instances, the procedures may impact the price and size of the position obtainable for the fund.

In connection with effecting portfolio transactions, primary consideration will be given to securing the most favorable price and efficient execution. Within the framework of this policy, the reasonableness of commission or other transaction costs is a major factor in the selection of brokers and is considered together with other relevant factors, including financial responsibility, confidentiality (including trade anonymity), research and investment information and other services provided by such brokers. It is expected that,as a result of such factors, transaction costs charged by some brokers may be greater than the amounts other brokers might charge. The adviser or the sub-adviser to a fund may determine in good faith that the amount of such higher transaction costs is reasonable in relation to the value of the brokerage and research services provided.

The board of trustees will review regularly the reasonableness of commissions and other transaction costs incurred from time to time, and, will receive reports from the adviser and each sub-adviser, as well as published data concerning transaction costs incurred by institutional investors generally. The nature of the research services provided to the adviser and each sub-adviser by brokerage firms varies from time to time but generally includes current and historical financial data concerning particular companies and their securities; information and analysis concerning securities markets and economic and industry matters; and technical and statistical studies and data dealing with various investment opportunities; and risks and trends, all of which the adviser or sub-adviser regards as a useful supplement of its own internal research capabilities.


The adviser and each sub-adviser may from time to time direct trades to brokers which have provided specific brokerage or research services for the benefit of the clients of the adviser or sub-adviser, as the case may be; in addition, the adviser and each sub-adviser may allocate trades among brokers that generally provide superior brokerage and research services. During 2006, the total amount of brokerage transactions directed to these brokers and the total commissions paid with respect to such transactions are set forth in the second table below. Research services furnished by brokers are for the benefit of all the clients of the adviser or sub-adviser, as the case may be, and not solely or necessarily for the benefit of the fund. The adviser and each sub-adviser believe that the value of research services received is not determinable and does not significantly reduce its expenses. The fund does not reduce its fee to the adviser or to any sub-adviser by any amount that might be attributable to the value of such services.

During the fiscal years ended December 31, 2006, December 31, 2005 and December 31, 2004, the funds incurred brokerage commissions as follows:


Brokerage and Research Services


                                                                    2006         2005          2004
                                                                ------------ ------------ -------------
         LVIP Cohen & Steers Global Real Estate Fund ..........      N/A          N/A          N/A
         LVIP Delaware Bond Fund ..............................  $   28,936   $   16,386       N/A
         LVIP Delaware Growth and Income Fund .................   1,375,770    1,045,069   $2,426,329
         LVIP Delaware Managed Fund ...........................     295,399      276,534      437,486
         LVIP Delaware Social Awareness Fund ..................     775,400      660,658    1,036,964
         LVIP Delaware Special Opportunities Fund .............     233,717      205,598      768,241
         LVIP FI Equity-Income Fund (a) .......................   1,749,264    2,983,083    2,698,239
         LVIP Growth Opportunities Fund .......................      11,710        9,518       N/A
         LVIP Janus Capital Appreciation Fund .................     636,934      944,069      602,809
         LVIP Mondrian International Value Fund ...............     245,183      277,515      197,011
         LVIP Money Market Fund ...............................      N/A          N/A          N/A
         LVIP T. Rowe Price Structured Mid-Cap Growth Fund ....      93,652      101,705      378,469
         LVIP UBS Global Asset Allocation Fund (b) ............     209,160      212,093      376,889
         LVIP Wilshire Conservative Profile Fund ..............      N/A          N/A          N/A
         LVIP Wilshire Moderate Profile Fund ..................      N/A          N/A          N/A
         LVIP Wilshire Moderately Aggressive Profile Fund .....      N/A          N/A          N/A
         LVIP Wilshire Aggressive Profile Fund ................      N/A          N/A          N/A
         LVIP Wilshire 2010 Profile Fund ......................      N/A          N/A          N/A
         LVIP Wilshire 2020 Profile Fund ......................      N/A          N/A          N/A
         LVIP Wilshire 2030 Profile Fund ......................      N/A          N/A          N/A
         LVIP Wilshire 2040 Profile Fund ......................      N/A          N/A          N/A



(a) of which $7,169 (0.41%), $24,925 (0.84%) and $61,144 (2.27%) was paid to
    Fidelity Capital Markets ("FCM"), an affiliate of Fidelity Management & Research Company, in 2006, 2005 and 2004 respectively.

(b) of which $2,601 (1.24%) and $2,577 (1.22%) was paid to UBS Securities LLC, an affiliate of UBS AG, in 2006 and 2005 respectively.


                                                                              17


During the fiscal year ended December 31, 2006, the adviser or sub-adviser, as appropriate, for each of the following funds allocated the following amount of transactions to broker-dealers that provided them with certain research, statistics and other information:



                                                                         Related Brokerage
                                                          Transactions      Commissions
                                                         -------------- ------------------
           LVIP Cohen & Steers Global Real Estate Fund .       N/A              N/A
           LVIP Delaware Bond Fund .....................  $230,002,508      $    5,162
           LVIP Delaware Growth and Income Fund ........   906,320,433       1,117,362
           LVIP Delaware Managed Fund ..................   179,467,074         223,447
           LVIP Delaware Social Awareness Fund .........   599,367,807         692,630
           LVIP Delaware Special Opportunities Fund ....   152,240,209         173,930
           LVIP FI Equity Income Fund ..................       N/A              N/A
           LVIP Growth Opportunities Fund ..............     1,001,805             864
           LVIP Janus Capital Appreciation Fund ........       N/A              N/A
           LVIP Mondrian International Value Fund ......       N/A              N/A
           LVIP Money Market Fund ......................       N/A              N/A
           LVIP T. Rowe Price Structured Mid-Cap Growth Fund   N/A              N/A
           LVIP UBS Global Asset Allocation Fund .......       N/A              N/A
           LVIP Wilshire Conservative Profile Fund .....       N/A              N/A
           LVIP Wilshire Moderate Profile Fund .........       N/A              N/A
           LVIP Wilshire Moderately Aggressive Profile Fund    N/A              N/A
           LVIP Wilshire Aggressive Profile Fund .......       N/A              N/A
           LVIP Wilshire 2010 Profile Fund .............       N/A              N/A
           LVIP Wilshire 2020 Profile Fund .............       N/A              N/A
           LVIP Wilshire 2030 Profile Fund .............       N/A              N/A
           LVIP Wilshire 2040 Profile Fund .............       N/A              N/A


Purchases of Securities of "Regular" Brokers or Dealers


As of December 31, 2006, the following funds held securities issued by their "regular" broker-dealers or the parent companies of their "regular" broker-dealers:



                                               Value of Securities
                                                  of "Regular"
                                                 Broker-Dealers
                                              --------------------
  LVIP Cohen & Steers Global Real Estate Fund          N/A

  LVIP Delaware Bond Fund                              N/A

  LVIP Delaware Growth and Income Fund

  Bank of America ...........................      $42,434,372
  Citigroup .................................      $60,529,190
  JP Morgan Chase ...........................      $33,215,910
  Merrill Lynch .............................      $25,686,290
  Morgan Stanley ............................      $24,453,429

  LVIP Delaware Managed Fund
  Bank of America ...........................      $ 6,139,850
  Citigroup .................................      $ 8,694,770
  JP Morgan Chase ...........................      $ 4,781,700
  Merrill Lynch .............................      $ 3,668,140
  Morgan Stanley ............................      $ 3,574,777

  LVIP Delaware Social Awareness Fund

  Bank of America ...........................      $40,592,417


18


                                                         Value of Securities
                                                            of "Regular"
                                                           Broker-Dealers
                                                        --------------------

  LVIP Delaware Special Opportunities Fund ............          N/A

  LVIP FI Equity Income Fund

  Bank of American Corporation ........................      $34,402,909
  JP Morgan Chase .....................................      $27,579.300
  Citigroup, Inc. .....................................      $20,107,588
  Morgan Stanley ......................................      $16,929,297
  Merrill Lynch & Co. .................................      $12,233,340
  Hartford Financial Svcs Group .......................      $11,019,911
  Prudential Financial, Inc. ..........................      $ 8,731,962
  Suntrust Banks ......................................      $ 7,912,965
  Ameriprise Financial, Inc. ..........................      $ 6,965,100
  PNC Financial Service Grp ...........................      $ 6,922,740
  Bear Stearns Cos Inc. ...............................      $ 6,348,420
  Reinsurance Grp of America, Inc. ....................      $ 5,113,260
  HCC Insurance Holdings, Inc. ........................      $ 4,986,786
  Hudson City MHC .....................................      $ 2,653,856

  LVIP Growth Opportunities Fund                                 N/A

  LVIP Janus Capital Appreciation Fund

  Merrill Lynch & Co. .................................      $ 9,328,155

  LVIP Mondrian International Value Fund                         N/A

  LVIP Money Market Fund ..............................          N/A

  LVIP T. Rowe Price Structured Mid-Cap Growth Fund              N/A

  LVIP UBS Global Asset Allocation Fund
  Abbey National PLC ..................................      $    38,000
  Bank of America .....................................      $    99,000
  Citigroup, Inc. .....................................      $ 7,776,000
  Credit Suisse (USA) .................................      $   126,000
  Credit Suisse Group .................................      $ 1,899,000
  Goldman Sachs Group .................................      $   249,000
  JP Morgan Chase .....................................      $ 3,064,000
  Morgan Stanley ......................................      $ 6,446,000

  LVIP Wilshire Conservative Profile Fund .............          N/A

  LVIP Wilshire Moderate Profile Fund .................          N/A

  LVIP Wilshire Moderately Aggressive Profile Fund ....          N/A

  LVIP Wilshire Aggressive Profile Fund ...............          N/A

  LVIP Wilshire 2010 Profile Fund .....................          N/A

  LVIP Wilshire 2020 Profile Fund .....................          N/A



                                                                              19


                                           Value of Securities
                                              of "Regular"
                                             Broker-Dealers
                                          --------------------
  LVIP Wilshire 2030 Profile Fund .......         N/A

  LVIP Wilshire 2040 Profile Fund .......         N/A


*Denotes inclusion of fixed-income securities.


No Commissions to Finance Distribution


The Investment Company Act of 1940 permits a fund to use its selling brokers to execute transactions in portfolio securities only if the fund or its adviser has implemented policies and procedures designed to ensure that the selection of brokers for portfolio securities transactions is not influenced by considerations relating to the sale of fund shares. Accordingly, the funds maintain, among other policies, a policy that prohibits them from directing to a broker-dealer in consideration for the promotion or sale of fund shares: (a) fund portfolio securities transactions; or (b) any commission or other remuneration received or to be received from the funds' portfolio transactions effected through any other broker-dealer. The funds have also established other policies and procedures designed to ensure that a fund's brokerage commissions are not used to finance the distribution of fund shares.

Commission Recapture Program


The LVIP Cohen & Steers Global Real Estate, LVIP Delaware Growth and Income, LVIP Delaware Managed, LVIP Delaware Social Awareness, LVIP Delaware Special Opportunities, LVIP Growth Opportunities, LVIP Janus Capital Appreciation, LVIP Mondrian International Value, LVIP T. Rowe Price Structured Mid-Cap Growth, and LVIP UBS Global Asset Allocation Funds have entered into a commission recapture program with Russell, pursuant to which the commission rebates will be included in realized gain (loss) on securities in the appropriate financial statements of the funds. The LVIP FI Equity-Income Fund, sub-advised by Pyramis Global Advisors, LLC, a subsidiary of FMR, has entered into a similar brokerage commission recapture program with FMR. If the adviser or sub-adviser does not believe it can obtain best execution from such broker-dealer, there is no obligation to execute portfolio transactions through such broker-dealers. The board of trustees, with the assistance of Russell and FMR, intends to continue to review whether recapture opportunities are available and, if so, to determine in the exercise of its business judgment whether it would be advisable for a fund to participate, or continue to participate, in the commission recapture program.


Portfolio Turnover

A portfolio turnover rate is the percentage computed by dividing the lesser of a fund's purchases or sales of securities (excluding short-term securities) by the average market value of the fund's portfolio securities. The adviser intends to manage each fund's assets (except for the LVIP Money Market Fund) by buying and selling securities to help attain its investment objective. This may result in increases or decreases in a fund's current income available for distribution to its shareholders. While the funds are not managed with the intent of generating short-term capital gains, each fund may dispose of investments (including money market instruments) regardless of the holding period if, in the opinion of the adviser, an issuer's creditworthiness or perceived changes in a company's growth prospects or asset value make selling them advisable. Such an investment decision may result in a high portfolio turnover rate during a given period, resulting in increased transaction costs.


Trustees and Officers

The board of trustees oversees the management of each fund and elects the Trust's officers. The trustees have the power to amend the Trust's bylaws of each fund, to declare and pay dividends, and to exercise all the powers of the fund except those granted to the shareholders. The trustees hold their position until their successors are elected and qualify. The funds' officers are re-elected annually and are responsible for the day-to-day operations of the funds. Information pertaining to the trustees and executive officers of the funds is set forth below. Trustees that are deemed "interested persons," as defined in the 1940 Act, are included in the table titled, "Interested Trustees." Trustees who are not interested persons are referred to as independent trustees. The trustees were re-elected at the Special Meeting of Stockholders of the funds on February 26, 2006 to serve until the next annual meeting, if any, or until their successors shall have been duly elected and qualified.

The term "Fund Complex" includes the thirty-one funds of the Trust and Lincoln National Variable Annuity Fund A.


20

                             Interested Trustees


                           Position(s)        Term of Office
Name, Address and           Held With         and Length of
Year of Birth                the Fund          Time Served
------------------------ --------------- -----------------------
Kelly D. Clevenger*      Chairman,       Chairman since August
1300 S. Clinton Street   President and   1995; President and
Fort Wayne, IN 46802     Trustee         Trustee since
YOB: 1952                                November 1994.

                                                         Number of
                                                          Funds in
                                   Principal                Fund
                                 Occupation(s)            Complex             Other Board
Name, Address and                 During Past           Overseen by           Memberships
Year of Birth                      Five Years             Trustee           Held by Trustee
------------------------ ----------------------------- ------------- ----------------------------
Kelly D. Clevenger*      Vice President, The Lincoln        32       Lincoln Retirement Services
1300 S. Clinton Street   National Life Insurance                     Company, LLC
Fort Wayne, IN 46802     Company; Executive Vice
YOB: 1952                President, Lincoln
                         Retirement Services
                         Company, LLC


*
                                               Chairman and President of the
                                               funds, is an interested person of
                                               the Trust by reason of his being
                                               an officer of Lincoln Life.


Independent Trustees



                          Position(s)        Term of Office
Name, Address and          Held With          and Length of
Year of Birth               the Fund           Time Served
------------------------ ------------- --------------------------
Nancy L. Frisby          Trustee       Trustee since April
1300 S. Clinton Street                 1992.
Fort Wayne, IN 46802
YOB: 1941
Gary D. Lemon            Trustee       Trustee since February
1300 S. Clinton Street                 2006; Advisory Trustee
Fort Wayne, IN 46802                   since November 2004
YOB: 1948
Kenneth G. Stella        Trustee       Trustee since February
1300 S. Clinton Street                 1998.
Fort Wayne, IN 46802
YOB: 1943
David H. Windley         Trustee       Trustee since August
1300 S. Clinton Street                 2004.
Fort Wayne, IN 46802
YOB: 1943
Michael D. Coughlin      Trustee       Trustee as of April 2007
1300 S. Clinton Street
Fort Wayne, IN 46802
YOB: 1942
Elizabeth S. Hager       Trustee       Trustee as of April 2007
1300 S. Clinton Street
Fort Wayne, IN 46802
YOB: 1944
Thomas D. Rath           Trustee       Trustee as of April 2007
1300 S. Clinton Street
Fort Wayne, IN 46802
YOB: 1945

                                                         Number of
                                                          Funds in
                                   Principal                Fund
                                 Occupation(s)            Complex             Other Board
Name, Address and                 During Past           Overseen by           Memberships
Year of Birth                      Five Years             Trustee           Held by Trustee
------------------------ ----------------------------- ------------- ----------------------------
Nancy L. Frisby          Senior Vice President and          32                   N/A
1300 S. Clinton Street   Chief Financial Officer,
Fort Wayne, IN 46802     Desoto Memorial Hospital;
YOB: 1941                formerly Chief Financial
                         Officer, Bascom Palmer Eye
                         Institute, University of
                         Miami School of Medicine
Gary D. Lemon            Professor of Economics,            32                   N/A
1300 S. Clinton Street   DePauw University
Fort Wayne, IN 46802
YOB: 1948
Kenneth G. Stella        President, Indiana Hospital        32       First National Bank & Trust
1300 S. Clinton Street   & Health Association.
Fort Wayne, IN 46802
YOB: 1943
David H. Windley         Retired Director, Blue and         32       Meridian Investment
1300 S. Clinton Street   Co., LLC (regional                          Advisors, Inc.
Fort Wayne, IN 46802     consulting and CPA firm)
YOB: 1943
Michael D. Coughlin      Owner, Michael D.                  31       Merrimack County Savings
1300 S. Clinton Street   Coughlin Associates.
Fort Wayne, IN 46802
YOB: 1942
Elizabeth S. Hager       State Representative, State        31       N/A
1300 S. Clinton Street   of New Hampshire;
Fort Wayne, IN 46802     Executive Director, United
YOB: 1944                Way
Thomas D. Rath           Managing Partner, Rath,            31       NA
1300 S. Clinton Street   Young, and Pignatelli
Fort Wayne, IN 46802
YOB: 1945


                                                                              21

                        Officers Who Are Not Trustees


                             Position(s)          Term of Office
Name, Address and             Held With            and Length of
Year of Birth                 the Fund              Time Served
------------------------ ------------------ --------------------------
John (Jack) A.           Chief              Chief Compliance
Weston                   Compliance         Officer as of April 2007
One Granite Place        Officer
Concord, NH 03301
YOB: 1959
Cynthia A. Rose          Secretary          Secretary since
1300 S. Clinton Street                      February 1995
Fort Wayne, IN 46802
YOB: 1954
William P. Flory, Jr.    Chief Accounting   Chief Accounting
1300 S. Clinton Street   Officer            Officer since May 2006
Fort Wayne, IN 46802
YOB: 1961
Kevin J. Adamson         Second Vice        Second Vice President
1300 S. Clinton Street   President          since May 2006
Fort Wayne, IN 46802
YOB: 1966
Rise` C. M. Taylor       Vice President     Vice President since
1300 S. Clinton Street   and Treasurer      February 2003 and
Fort Wayne, IN 46802                        Treasurer since May
YOB: 1967                                   2006

                                                         Number of
                                                          Funds in
                                   Principal                Fund
                                 Occupation(s)            Complex       Other Board
Name, Address and                 During Past           Overseen by     Memberships
Year of Birth                      Five Years             Trustee     Held by Trustee
------------------------ ----------------------------- ------------- ----------------
John (Jack) A.           Chief Compliance Officer,          N/A             N/A
Weston                   Jefferson Pilot Variable
One Granite Place        Fund, Inc. and Jefferson
Concord, NH 03301        Pilot Investment Advisory
YOB: 1959                Corporation.
Cynthia A. Rose          Formerly Secretary and             N/A             N/A
1300 S. Clinton Street   Assistant Vice President,
Fort Wayne, IN 46802     The Lincoln National Life
YOB: 1954                Insurance Company.
William P. Flory, Jr.    Second Vice President and          N/A             N/A
1300 S. Clinton Street   Director of Separate
Fort Wayne, IN 46802     Account Operations and
YOB: 1961                Mutual Fund
                         Administration, The Lincoln
                         National Life Insurance
                         Company; formerly:
                         Second Vice President and
                         Director of Corporate
                         Procurement and Assistant
                         Vice President of Separate
                         Account Operations and
                         Mutual Fund
                         Administration, The Lincoln
                         National Life Insurance
                         Company
Kevin J. Adamson         Second Vice President,             N/A             N/A
1300 S. Clinton Street   Director of Funds
Fort Wayne, IN 46802     Management, Lincoln Life;
YOB: 1966                formerly: Director of
                         Financial Operations, Swiss
                         Re/Lincoln Re (2000-
                         2003).
Rise` C. M. Taylor       Vice President, The Lincoln        N/A             N/A
1300 S. Clinton Street   National Life Insurance
Fort Wayne, IN 46802     Company
YOB: 1967


Board Committees


The board of trustees has established an Audit Committee, which is responsible for overseeing the funds' financial reporting process on behalf of the board of trustees and for reporting the result of their activities to the board. The Audit Committee will assist and act as a liaison with the board of trustees in fulfilling the board's responsibility to shareholders of the funds and others relating to oversight of fund accounting, the funds' systems of control, the funds' process for monitoring compliance with laws and regulations, and the quality and integrity of the financial statements, financial reports, and audit of the funds. The members of the Audit Committee include independent trustees:
Nancy L. Frisby, Gary D. Lemon, Kenneth G. Stella and David H. Windley. The Audit Committee met four times during the last fiscal year.

On February 23, 2004, the board of trustees established a Nominating and Governance Committee. The current members of the committee are: Nancy L. Frisby, Gary D Lemon, Kenneth G. Stella and David H. Windley. The Nominating and Governance Committee is responsible for, among other things, the identification, evaluation and nomination of potential candidates to serve on the board of trustees. The Nominating and Governance Committee met four times during the last fiscal year. The Nominating and Governance Committee will accept shareholder trustee nominations. Any such nominations should be sent to the Trust's Nominating and Governance Committee, c/o The Lincoln National Life Insurance Company. The board does not have a valuation committee.


Ownership of Securities


As of December 31, 2006 the trustees and officers as a group owned variable contracts that entitled them to give voting instructions with respect to less than 1% of the outstanding shares of each of the funds. As of December 31, 2006, the dollar range of equity


22

securities owned beneficially by each trustee in the funds and in any registered investment companies overseen by the trustees within the same family of investment companies as the funds is as follows:

Interested Trustees


Name of Trustee                  Dollar Range of Equity Securities in the Funds
-------------------- ---------------------------------------------------------------------
Kelly D. Clevenger   LVIP T. Rowe Price Structured Mid-Cap Growth Fund - $10,001-$50,000

                         Aggregate Dollar Range of Equity
                      Securities in All Registered Investment
                         Companies Overseen by Trustee in
Name of Trustee           Family of Investment Companies
-------------------- ----------------------------------------
Kelly D. Clevenger   $10,001-$50,000


Independent Trustees


                                                                                      Aggregate Dollar Range of Equity
                                                                                   Securities in All Registered Investment
                                                                                      Companies Overseen by Trustee in
Name of Trustee             Dollar Range of Equity Securities in the Funds             Family of Investment Companies
------------------- ------------------------------------------------------------- ----------------------------------------
Nancy L. Frisby         LVIP Delaware Growth & Income Fund - $10,001-$50,000                   Over $100,000
                           LVIP Delaware Managed Fund - $50,001-$100,000
                       LVIP Delaware Social Awareness Fund - $50,001-$100,000
                    LVIP Delaware Special Opportunities Fund - $50,001-$100,000
Gary D. Lemon           LVIP Delaware Growth & Income Fund - $10,001-$50,000      $ 10,001-$50,000
Kenneth G. Stella      LVIP Delaware Social Awareness Fund - $10,001-$50,000      $50,001-$100,000
                    LVIP Delaware Special Opportunities Fund - $50,001-$100,000
David H. Windley       LVIP Delaware Social Awareness Fund - $10,001-$50,000      $50,001-$100,000
                    LVIP Delaware Special Opportunities Fund - $50,001-$100,000



The following table sets forth the compensation paid to the independent trustees by the Trust as well as the compensation paid to the independent trustees by the Fund Complex for the fiscal year ended December 31, 2006:


                              Compensation Table


                                     Aggregate Compensation      Total Compensation From the
Name of Person, Position                 From the Trust            Trust And Fund Complex
--------------------------------    ------------------------    ----------------------------
  Nancy L. Frisby, Trustee                   $37,895                       $43,500
  Gary Lemon, Advisory Trustee                33,158                        38,500
  Kenneth G. Stella, Trustee                  41,684                        47,500
  David H. Windley, Trustee                   32,210                        37,500


Investment Adviser and Sub-Advisers

Investment Adviser: Lincoln Investment Advisors Corporation (LIA) is the investment adviser to the funds. LIA is a registered investment adviser and wholly-owned subsidiary of Lincoln National Corporation (LNC). LIA's address is 1300 South Clinton Street, Fort Wayne, Indiana 46802. LIA (or its predecessors) has served as an investment adviser to mutual funds for over 20 years.

Prior to April 30, 2007, Delaware Management Company (DMC), another indirect subsidiary of LNC, acted as the fund's investment adviser and was compensated according to the same advisory fee rate. As a result of the merger between LNC and Jefferson-Pilot Corporation in 2006, the organization had two separate registered investment advisers - DMC and JPIA. As part of an effort to streamline the investment management operations, JPIA (now LIA) became the investment adviser to the funds. Where DMC managed the assets of a fund without a sub-adviser, DMC entered into a sub-advisory agreement with LIA so that it could continue to provide day-to-day portfolio management services to those funds. Fund shareholders approved these new advisory and sub-advisory arrangements on April 5, 2007.

LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides, on a national basis, insurance and financial services.


                                                                              23


The advisory fee rates paid by both the Standard Class and the Service Class of each fund to LIA are set forth in the following table:



                                                                Annual Fee Rate Based on
Fund                                                            Average Daily Net Asset Value
--------------------------------------------------------------- -----------------------------------------------
         LVIP Cohen & Steers Global Real Estate Fund .......... .95 of 1% of average daily net asset value
         LVIP FI Equity-Income Fund ........................... .75 of 1% of the first $500 million; and
                                                                .70 of 1% of the excess over $500 million
         LVIP Growth Opportunities Fund ....................... .99 of 1% of the average daily net asset value
         LVIP Janus Capital Appreciation Fund ................. .75 of 1% of the first $500 million; and
                                                                .70 of 1% of the excess over $500 million
         LVIP Mondrian International Value Fund ............... .90 of 1% of the first $200 million;
                                                                .75 of 1% of the next $200 million; and
                                                                .60 of 1% in excess over $400 million
         LVIP T. Rowe Price Structured Mid-Cap Growth Fund .... .75 of 1% of the first $200 million;
                                                                .70 of 1% of the next $200 million; and
                                                                .65 of 1% of the excess over $400 million
         LVIP UBS Global Asset Allocation Fund ................ .75 of 1% of the first $200 million;
                                                                .70 of 1% of the next $200 million; and
                                                                .68 of 1% of the excess over $400 million
         LVIP Wilshire Profile Funds .......................... .25 of 1% of the average daily net asset value
         All other funds ...................................... .48 of 1% of the first $200 million;
                                                                .40 of 1% of the next $200 million; and
                                                                .30 of 1% in excess over $400 million


During the last three years, the advisor received the amounts, as illustrated in the table below, for investment advisory services with respect to each fund and its predecessor fund:

Advisory Fees Paid by Each Fund and Its Predecessor Fund


                                                                      2006            2005             2004
                                                                --------------- --------------- -----------------
         LVIP Cohen & Steers Global Real Estate Fund ..........      N/A             N/A              N/A
         LVIP Delaware Bond Fund ..............................   $ 4,524,648     $ 4,117,866     $  3,516,932
         LVIP Delaware Growth and Income Fund .................     6,566,459       6,951,395        7,101,500
         LVIP Delaware Managed Fund ...........................     2,151,642       2,239,334        2,284,518
         LVIP Delaware Social Awareness Fund ..................     4,150,171       4,049,125        3,808,762
         LVIP Delaware Special Opportunities Fund .............     2,939,146       2,677,521        2,268,296
         LVIP FI Equity-Income Fund ...........................     5,575,570*      5,741,232*       5,863,389
         LVIP Growth Opportunities Fund .......................        55,788          19,423         N/A
         LVIP Janus Capital Appreciation Fund .................     3,885,527**     4,351,441**      5,179,574**
         LVIP Mondrian International Value Fund ...............     5,708,416       4,356,095        3,325,373
         LVIP Money Market Fund ...............................     2,002,420       1,684,389        1,597,795
         LVIP T. Rowe Price Structured Mid-Cap Growth Fund ....     2,117,324       1,920,473        1,927,010
         LVIP UBS Global Asset Allocation Fund ................     2,209,631       2,003,874        1,884,860
         LVIP Wilshire Conservative Profile Fund ..............       173,118          20,621         N/A
         LVIP Wilshire Moderate Profile Fund ..................       676,048          76,708         N/A
         LVIP Wilshire Moderately Aggressive Profile Fund .....       445,889          48,854         N/A
         LVIP Wilshire Aggressive Profile Fund ................       130,585          15,693         N/A
         LVIP Wilshire 2010 Profile Fund ......................      N/A             N/A              N/A
         LVIP Wilshire 2020 Profile Fund ......................      N/A             N/A              N/A
         LVIP Wilshire 2030 Profile Fund ......................      N/A             N/A              N/A
         LVIP Wilshire 2040 Profile Fund ......................      N/A             N/A              N/A



* During the fiscal years ended December 31, 2006 and 2005, the adviser waived fees for the LVIP FI Equity-Income Fund totaling $898,139 and $186,536 respectively.

** During the fiscal years ended December 31, 2006, 2005 and 2004, the adviser waived fees for the LVIP Janus Capital Appreciation Fund totaling $693,021, $609,345 and $55,700 respectively.

Pursuant to an Investment Management Agreement dated April 30, 2007 (the Management Agreement), the adviser manages each fund's portfolio investments and reports to the board of trustees. With limited exception, each fund conducts its other business and affairs and bears the expenses and salaries necessary and incidental thereto. These expenses include, without limitation, expenses related to: the maintenance of the fund's books, records and procedures, including corporate secretary services; general accounting oversight; preparation of tax returns and reports; and, legal services provided by the adviser or an affiliate of the adviser.


24


With respect to the LVIP Cohen & Steers Global Real Estate Fund, the adviser has contractually agreed to waive the following portion of its advisory fee:
0.22% on the first $250,000,000 of average daily net assets of the Fund; 0.32% of the excess over $250,000,000 of average daily net assets of the Fund. The waiver agreement will continue at least through April 30, 2008, and will renew automatically for one-year terms unless the adviser provides written notice of termination to the Fund.

To help limit expenses, the adviser has contractually agreed to waive the following portion of its advisory fee for the LVIP T. Rowe Price Structured Mid-Cap Growth Fund: 0.05% of the excess over $750,000,000 of average daily net assets of the Fund. The waiver agreement will continue at least through April 30, 2008, and will renew automatically for one-year terms unless the adviser provides written notice of termination to the Fund.

With respect to the LVIP Janus Capital Appreciation Fund, the adviser has contractually agreed to waive the following portion of its advisory fee: 0.15% of the first $100,000,000 of average daily net assets of the Fund; 0.10% of the next $150,000,000 of average daily net assets of the Fund; 0.15% of the next $250,000,000 of average daily net assets of the Fund; 0.10% of the next $250,000,000 of average daily net assets of the Fund; 0.15% of the next $750,000,000 of average daily net assets of the Fund; and 0.20% of the excess over $1,500,000,000 of average daily net assets of the Fund. The fee waiver agreement will continue at least through April 30, 2008, and will renew automatically for one-year terms unless the adviser provides written notice of termination to the Fund.

With respect to the LVIP FI Equity-Income Fund, the adviser has contractually agreed to waive the following portion of its advisory fee: 0.03% on the first $250,000,000 of average daily net assets of the Fund; 0.08% on the next $500,000,000 of average daily net assets of the Fund; 0.13% on the excess over $750,000,000 of average daily net assets of the Fund. This waiver will continue through at least April 30, 2008, and will renew automatically for one-year terms unless the adviser provides written notice of termination to the Fund.


There can be no assurance that the above fee waivers will continue beyond the dates indicated.


Sub-Advisers. As adviser, LIA is primarily responsible for investment decisions affecting each of the funds under its management. However, LIA has entered into sub-advisory agreements with several professional investment management firms. These firms provide some or substantially all of the investment advisory services required by a number of the funds, including day-to-day investment management of those funds' portfolios. Each sub-adviser makes investment decisions for its respective fund in accordance with that fund's investment objectives and places orders on behalf of that fund to effect those decisions. See the following table for more information about the sub-advisers and their fees:



Fund                                Sub-Adviser
---------------------------- ------------------------
LVIP Cohen & Steers Global   Cohen & Steers Capital
Real Estate Fund             Management, Inc.
                             280 Park Avenue)
                             New York, NY 10017
LVIP Delaware Bond Fund      Delaware Management
                             Company (DMC)
                             2005 Market Street
                             Philadelphia, PA 19103
LVIP Delaware Growth and     Delaware Management
Income Fund                  Company (DMC)
                             2005 Market Street
                             Philadelphia, PA 19103
LVIP Delaware Managed        Delaware Management
Fund                         Company (DMC)
                             2005 Market Street
                             Philadelphia, PA 19103
LVIP Delaware Social         Delaware Management
Awareness Fund               Company (DMC)
                             2005 Market Street
                             Philadelphia, PA 19103
LVIP Delaware Special        Delaware Management
Opportunities Fund           Company (DMC)
                             2005 Market Street
                             Philadelphia, PA 19103

                                                        Annual Fee Rate Based On
Fund                                                  Average Daily Net Asset Value
---------------------------- ------------------------------------------------------------------------------
LVIP Cohen & Steers Global   0.55% on the first $150 million of the fund's average daily net assets; 0.45%
Real Estate Fund             on the next $100 million of the fund's average daily net assets; 0.35% on the excess of $250 million of the fund's average daily net assets.
LVIP Delaware Bond Fund      0.18% of the fund's average daily net assets.
LVIP Delaware Growth and     0.20% of the fund's average daily net assets.
Income Fund
LVIP Delaware Managed        0.19% of the fund's average daily net assets.
Fund
LVIP Delaware Social         0.20% of the fund's average daily net assets.
Awareness Fund
LVIP Delaware Special        0.20% of the fund's average daily net assets.
Opportunities Fund


                                                                              25


Fund                                    Sub-Adviser
----------------------------- -------------------------------
LVIP FI Equity-Income Fund    Pyramis Global Advisors,
                              LLC, a subsidiary of Fidelity
                              Management and Research
                              Company (FMR)
                              82 Devonshire Street
                              Boston, MA 02109
LVIP Growth Opportunities     BAMCO, Inc.)
Fund                          767 Fifth Avenue)
                              New York, NY 10153
LVIP Janus Capital            Janus Capital Management
Appreciation Fund             LLC (Janus)
                              151 Detroit Street
                              Denver, CO 80206
LVIP Mondrian International   Mondrian Investment
Value Fund                    Partners Limited.
                              10 Gresham Street,
                              London, United Kingdom
                              EC2V 7JD
LVIP Money Market Fund        Delaware Management
                              Company (DMC)
                              2005 Market Street
                              Philadelphia, PA 19103
LVIP T. Rowe Price            T. Rowe Price Associates,
Structured Mid-Cap Growth     Inc. (T. Rowe Price)
Fund                          100 East Pratt Street
                              Baltimore, MD 21202
LVIP UBS Global Asset         UBS Global Asset
Allocation Fund               Management (Americas)
                              Inc.
                              (UBS Global AM)
                              One North Wacker Drive
                              Chicago, IL 60606
LVIP Wilshire Profile         Wilshire Associates
Funds:                        Incorporated (Wilshire)
Conservative Profile Fund     1299 Ocean Avenue
Moderate Profile Fund         Suite 700
Moderately Aggressive         Santa Monica, CA 90401
Profile Fund
Aggressive Profile Fund
2010 Profile Fund
2010 Profile Fund
2020 Profile Fund
2030 Profile Fund
2040 Profile Fund

                                                          Annual Fee Rate Based On
Fund                                                   Average Daily Net Asset Value
----------------------------- -------------------------------------------------------------------------------
LVIP FI Equity-Income Fund    0.45% on the first $250 million of the fund's average daily net assets; 0.40%
                              on the next $500 million of the fund's average daily net assets; and 0.35%
                              on any excess of the fund's average daily net assets over $750 million*
LVIP Growth Opportunities     0.65% of the fund's average daily net assets.
Fund
LVIP Janus Capital            0.40% on the first $250 million of the fund's average daily net assets; 0.35%
Appreciation Fund             on the next $500 million of the fund's average daily net assets; 0.30% on the next $750 million of the fund's average daily net assets; and 0.25% on any excess of the fund's average daily net assets over $1.5 billion
LVIP Mondrian International   0.20% of the fund's average daily net assets.
Value Fund
LVIP Money Market Fund        0.18% of the fund's average daily net assets.
LVIP T. Rowe Price            0.50% for the first $250 million of the fund's average daily net assets; 0.45%
Structured Mid-Cap Growth     of the next $500 million of the fund's average daily net assets; and 0.40% of
Fund                          the excess of the fund's average daily net assets over $750 million
LVIP UBS Global Asset         0.47% of the first $200 million of the fund's average daily net assets; 0.42%
Allocation Fund               of the next $200 million of the fund's daily net assets; and 0.40% of any excess of the fund's average daily net assets over $400 million
LVIP Wilshire Profile         Each fund's pro-rata portion of the Profile Funds' combined net assets fee of:
Funds:                        0.08% of the first $500 million of the fund's average daily net assets; 0.06%
Conservative Profile Fund     of the fund's daily average net assets over $500 million but less than $1
Moderate Profile Fund         billion; 0.05% of the fund's daily net assets over $1 billion but less than $3
Moderately Aggressive         billion; and 0.04% of any excess of the fund's average daily net assets over
Profile Fund                  $3 billion**
Aggressive Profile Fund
2010 Profile Fund
2010 Profile Fund
2020 Profile Fund
2030 Profile Fund
2040 Profile Fund



* Prior to September 1, 2006, the sub-advisory fee was the following: 0.48% on the first $250,000,000 of the average daily net assets of the fund; 0.43% on the next $500,000,000 of average daily net assets of the fund; and 0.38% on any excess of the fund's average daily net asets over $750,000,000.

**Prior to April 30, 2007, the sub-advisory fee was the following: Each fund's pro-rata portion of the Profile Funds' combined net assets fee of:
   0.10% of the first $250 million; 0.06% over $250 million but less than $1 billion; 0.05% over $1 billion but less than $3 billion; 0.04% of the amount over $3 billion.

BAMCO, Inc., a New York corporation, is a wholly-owned subsidiary of Baron Capital Group, Inc. ("BCG"). Mr. Ronald Baron, with his family, is the controlling stockholder of BCG and is BAMCO's chief investment officer.

Cohen & Steers Capital Management, Inc. ("Cohen & Steers"), was founded in 1986 as the first U.S. investment adviser to focus on investing in real estate securities and is registered with the SEC. Cohen & Steers is a wholly-owned subsidiary of Cohen & Steers, Inc. a public company listed on the New York Stock Exchange (NYSE: CNS).

DMC and its predecessors have been managing mutual funds since 1938. As of December 31, 2006, DMC and its affiliates were managing in excess of $150 billion in assets in various institutional or separately managed investment company and insurance accounts.


26


DMC is a series of DMBT, a Delaware Statutory trust registered with the SEC as an investment adviser. DMBT's address is 2005 Market Street, Philadelphia, Pennsylvania 19103. DMBT is an indirect subsidiary of DMH. DMH is an indirect subsidiary, and subject to the ultimate control, of LNC.

Janus is a direct subsidiary of Janus Capital Group Inc. ("JCG"). JCG is a publicly traded holding company with principal operations in financial asset management businesses. JCG owns approximately 95% of Janus, with the remaining 5% held by Janus Management Holdings Corporation.

FMR Corp., organized in 1972, is the ultimate parent company of FMR and FMR Co., Inc. (FMRC). The voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward C. Johnson 3d family and is entitled to 49% of the vote on any matter acted upon by the voting common stock. Class A is held predominately by non-Johnson family member employees of FMR Corp. and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp.

Mondrian Investment Partners Limited is owned by its current management and others, including various private investment firms affiliated with Hellman & Friedman LLC, a private equity firm. Mondrian is registered as an investment adviser with the SEC and is regulated in the United Kingdom by the Financial Services Authority. As of December 31, 2006, Mondrian managed approximately $53.1 billion in mutual fund institutional and separately managed accounts.

T. Rowe Price is one of the nation's largest investment management firms for individual and institutional investors, retirement plans and financial intermediaries. T. Rowe Price is a wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly-traded financial services holding company.

UBS Global AM, a Delaware corporation, is an investment advisor registered with the U.S. Securities and Exchange Commission. UBS Global AM is an indirect, wholly owned subsidiary of UBS Global Asset Management Division (UBS AG). UBS AG is an internationally diversified organization headquartered in Zurich, Switzerland, with operations in many areas of the financial services industry.

Wilshire is 100% owned by key employees including Dennis A. Tito who beneficially owns a majority of the outstanding shares of the company. It is a global investment management, consulting and technology firm that offers customized, institutionally based solutions to meet the investment needs of its clients. Wilshire was formed in 1972 and as of December 31, 2006, the Wilshire Funds Management business unit managed approximately $16.38 billion in assets.

During the last three years, sub-advisers received the following amounts for investment sub-advisory services with respect to the management of each fund and its predecessor fund. LIA, not the fund, pays all sub-advisory fees owed.


Sub-Advisory Fees Paid by the Adviser


                                                                         2006              2005          2004
                                                                 -------------------- ------------- -------------
         LVIP Cohen & Steers Global Real Estate Fund* ..........               -                -             -
         LVIP Delaware Bond Fund ...............................        N/A                N/A           N/A
         LVIP Delaware Growth and Income Fund ..................        N/A                N/A           N/A
         LVIP Delaware Managed Fund ............................        N/A                N/A           N/A
         LVIP Delaware Social Awareness Fund ...................        N/A                N/A           N/A
         LVIP Delaware Special Opportunities Fund ..............        N/A                N/A           N/A
         LVIP FI Equity-Income Fund ............................    $  2,780,547***    $3,619,430    $3,833,985
         LVIP Growth Opportunities Fund** ......................          23,693****        8,448             -
         LVIP Janus Capital Appreciation Fund ..................       1,960,366        2,396,678     3,486,351
         LVIP Money Market Fund ................................        N/A                N/A           N/A
         LVIP Mondrian International Value Fund ................       1,552,452        1,121,124     1,782,415
         LVIP T. Rowe Price Structured Mid-Cap Growth Fund .....       1,414,319        1,289,427     1,296,447
         LVIP UBS Global Asset Allocation Fund .................       1,455,198        1,131,682     1,165,471
         LVIP Wilshire Conservative Profile Fund** .............          65,640           34,553             -
         LVIP Wilshire Moderate Profile Fund** .................         207,666           49,813             -
         LVIP Wilshire Moderately Aggressive Profile Fund** ....         140,895           42,518             -
         LVIP Wilshire Aggressive Profile Fund** ...............          52,248           33,592             -
         LVIP Wilshire 2010 Profile Fund* ......................               -                -             -
         LVIP Wilshire 2020 Profile Fund* ......................               -                -             -
         LVIP Wilshire 2030 Profile Fund* ......................               -                -             -
         LVIP Wilshire 2040 Profile Fund* ......................               -                -             -


                                                                              27


* The Fund commenced operations on April 30, 2007

** The Fund commenced operations on May 3, 2005.

***Commencing September 1, 2006, Pyramis Global Advisors, LLC, a subsidiary of Fidelity Management and Research Company (FMR) replaced FMR as the Fund's sub-advisor. The portion of the 2006 payment attributed to Pyramis was $774,072.

****Commencing September 1, 2006, BAMCO, Inc. replaced Fund Asset
   Management, LP, doing business as Mercury Advisors as the Fund's sub-advisor. The portion of the 2006 payment attributed to BAMCO was $4,222..


Service marks. The service mark for the funds and the name Lincoln have been adopted by the funds with the permission of LNC, and their continued use is subject to the right of LNC to withdraw this permission in the event the adviser should not be the investment adviser of the funds.


In the prospectus and sales literature, the name Cohen & Steers will be used with the LVIP Cohen & Steers Global Real Estate Fund, the name Delaware will be used with the LVIP Delaware Bond, LVIP Delaware Growth and Income, LVIP Delaware Managed, LVIP Delaware Social Awareness and LVIP Delaware Special Opportunities Funds, the name Fidelity Investments will be used with the LVIP FI Equity-Income Fund, Janus will be used with the LVIP Janus Capital Appreciation Fund, the name Baron will be used with the LVIP Growth Opportunities Fund, Mondrian Investment Partners Limited will be used with the LVIP Mondrian International Fund, T. Rowe Price will be used with the LVIP T. Rowe Price Structured Mid-Cap Growth Fund, UBS Global AM will be used with the LVIP UBS Global Asset Allocation Fund and Wilshire will be used with the LVIP Wilshire Profile and LVIP Wilshire Target Maturity Funds. The continued use of these names is subject to the right of the respective sub-adviser to withdraw its permission in the event it ceases to be the sub-adviser to the particular fund it advises.


Fund Expenses. Expenses specifically assumed by each fund under its advisory agreement include, among others, compensation and expenses of the members of the fund's board of trustees who are not interested persons of the fund; custodian fees; independent auditor fees; brokerage commissions; legal and accounting fees; registration and other fees in connection with maintaining required fund and share registration with the SEC and state securities authorities; and the expenses of printing and mailing updated prospectuses, proxy statements and shareholder reports to current contract owners.


Proxy Voting Policies and Procedures. With the exception of the LVIP Wilshire Profile and LVIP Wilshire Target Maturity Funds, the board of trustees has delegated to each Fund's sub-adviser responsibility for voting any proxies relating to portfolio securities held by the Fund in accordance with the sub-adviser's proxy voting policies and procedures. Summaries of the proxy voting policies and procedures to be followed by the Funds, the sub-advisers on behalf of the Funds, including procedures to be used when a vote represents a conflict of interest, are attached hereto as Appendix B.

With respect to the LVIP Wilshire Profile and LVIP Wilshire Target Maturity Funds (which are each a fund of funds), these Funds will vote the shares in the same proportion as the vote of all other holders of shares of the underlying fund, as described in Section 12(d)(1)(E)(iii)(aa) of the 1940 Act. This type of proxy voting structure is commonly referred to as "echo voting".


Information regarding how each fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available
(1) without charge, upon request, by call 1-800-4LINCOLN (454-6265); and (2) on the SEC's website at http:// www.sec.gov.

28

Portfolio Managers
The following provides information regarding each portfolio managers' other accounts managed, material conflicts of interests, compensation, and any ownership of securities in a fund. Each portfolio manager or team member is referred to in this section as a "portfolio manager." The portfolio managers are shown together in this section only for ease in presenting the information and should not be viewed for purposes of comparing the portfolio managers or the sub-advisory firms against one another. Each sub-advisory firm is a separate entity that may employ different compensation structures, may have different management requirements, and each portfolio manager may be affected by different conflicts of interest.

Other Accounts Managed


The following table provides information about other accounts for which each portfolio manager was primarily responsible as of December 31, 2006:



                                                      Registered                    Other Pooled
                                                 Investment Companies           Investment Vehicles
                                            ------------------------------ ------------------------------
                                             Number of   Total Assets* in   Number of   Total Assets* in
Adviser/Sub-Adviser and Portfolio Manager     Accounts     the Accounts      Accounts     the Accounts
------------------------------------------- ----------- ------------------ ----------- ------------------
BAMCO, Inc.
Ron Baron .................................       9           12,997             5              198
Cohen & Steers

James Corl ................................      16           18,782            13            2,800
Joseph Harvey .............................      16           18,782            13            2,800
Delaware Management
Christopher Adams .........................       5            3,800             1           14,300
Christopher Beck ..........................       6            3,200             1            1,300
Ryan Brist ................................      10            5,200             0                0
Michael Hughes ............................       6            3,200             1            1,300
Kent Madden ...............................       6            3,200             1            1,300
Francis Morris ............................       5            3,800             1           14,300
Michael Morris ............................       5            3,800             1           14,300
Donald Padilla ............................       5            3,800             1           14,300
Janus Capital Management
Edward Keely ..............................       0                0             0                0
Mondrian Investment Partners
Elizabeth Desmond .........................       9            2,528             1            2,688
Clive Gillmore ............................       4            4,242             2            1,811
Emma Lewis ................................       5            2,795             0                0
Pyramis Global Advisors, LLC
Ciaran O'Neill ............................       3            1,800             2              484
T. Rowe Price Associates
Donald J. Peters ..........................      14            2,600             0                0
UBS Global Asset Management
Brian Singer ..............................       7            9,442            10           10,231
Wilshire Associates
Victor Zhang ..............................       4            4,800             0                0

                                                   Other Accounts
                                            -----------------------------
                                             Number of   Total Assets* in
Adviser/Sub-Adviser and Portfolio Manager     Accounts     the Accounts
------------------------------------------- ----------- -----------------
BAMCO, Inc.
Ron Baron .................................      48              531
Cohen & Steers

James Corl ................................      42            4,544
Joseph Harvey .............................      42            4,544
Delaware Management
Christopher Adams .........................      14            1,200
Christopher Beck ..........................       2              213
Ryan Brist ................................      95           14,300
Michael Hughes ............................       2              213
Kent Madden ...............................       2              213
Francis Morris ............................      14            1,200
Michael Morris ............................      14            1,200
Donald Padilla ............................      14            1,200
Janus Capital Management
Edward Keely ..............................      11              785
Mondrian Investment Partners
Elizabeth Desmond .........................      16            8,314
Clive Gillmore ............................      24            4,071
Emma Lewis ................................       4            1,159
Pyramis Global Advisors, LLC
Ciaran O'Neill ............................       7            1,700
T. Rowe Price Associates
Donald J. Peters ..........................      36            2,140
UBS Global Asset Management
Brian Singer ..............................      27            3,140
Wilshire Associates
Victor Zhang ..............................       0                0


                                 * in millions of dollars

                                                                              29

Other Accounts Managed with Performance-Based Advisory Fees


The following table provides information for other accounts managed by each portfolio manager, with respect to which the advisory fee is based on account performance. Information is shown as of December 31, 2006:



                                                   Number of Accounts
Adviser/Sub-Adviser and Portfolio Managers        With Incentive Fees        Total Assets
---------------------------------------------    ---------------------    -----------------
BAMCO, Inc. (Ron Baron)                                   2               $   86,000,000
Cohen & Steers Capital Management, Inc.                   0                      0
 (James Corl, Joseph Harvey)
Delaware Management Company (Francis X.                   0                      0
 Morris, Christopher S. Adams, Michael S.
 Morris, Donald G. Padilla)
Delaware Management Company (Ryan                1 (other)                $1,000,000,000
 Brist)
Delaware Management Company                               0                      0
 (Christopher Beck, Michael Hughes, Kent
 Madden)
Pyramis Global Advisors, LLC (Ciaran                      0                      0
 O'Neill)
Janus Capital Management LLC - Edward                     0                      0
 Keely
Mondrian Investment Partners Ltd. (Clive A.               0                      0
 Gillmore, Elizabeth A. Desmond, Emma R.
 E. Lewis)
T. Rowe Price Associates (Donald J. Peters)               0                      0
UBS Global Asset Management (Americas)                    1               $  183,000,000
 Inc. (Brian D. Singer)
Wilshire Associates Inc. (Victor Zhang)                   4               $4,800,000,000


Material Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one investment account. Portfolio managers who manage other investment accounts in addition to a Lincoln VIP fund may be presented with the following potential conflicts:


BAMCO, Inc ("Baron) (LVIP Growth Opportunities Fund)

Conflicts of interest could arise in connection with managing multiple funds and other clients of BAMCO and its affiliated investment adviser. Because of market conditions, client investment guidelines and the consideration of such factors as current holidays, cash availability, and diversification considerations, not all investment opportunities will be available to all clients at all times. BAMCO has allocation policies designed to ensure that no BAMCO client is systematically given preferential treatment over time. BAMCO's Chief Compliance Officer monitors allocations for consistency with this policy. Because an investment opportunity may be suitable for multiple accounts, a BAMCO client may not be able to take full advantage of that opportunity because the opportunity may be allocated among many or all of the clients managed by BAMCO and its affiliate.

To the extent that a portfolio manager has responsibilities for managing other BAMCO client accounts, the portfolio manager may have conflicts of interest with respect to his time and attention among relevant accounts. In addition, differences in the investment restrictions or strategies among the Fund and other BAMCO clients may cause a portfolio manager to take action with respect to one client that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may provide more revenue to BAMCO. While this may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities, BAMCO takes all necessary steps to ensure that portfolio managers endeavor to exercise their discretion in a manner that is equitable to all interested persons.

Cohen & Steers Capital Management, Inc. (LVIP Cohen & Steers Global Real Estate
Fund)

It is possible that conflicts of interest may arise in connection with the portfolio managers' management of the fund's investments on the one hand and the investments of other accounts or vehicles for which the portfolio managers are responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the fund and the other accounts or vehicles he advises. In addition, due to differences in the investment strategies or restrictions among the fund and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the fund. In some cases, another account managed by a portfolio manager may provide more revenue


30


to the sub-adviser. While this may appear to create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities, the sub-adviser strives to ensure that portfolio managers endeavor to exercise their discretion in a manner that is equitable to all interested persons. In this regard, in the absence of specific account-related impediments (such as client-imposed restrictions or lack of available cash), it is the policy of the sub-adviser to allocate investment ideas pro rata to all accounts with the same primary investment objective.

Delaware Management Company ("DMC") (LVIP Delaware Bond Fund, LVIP Delaware Growth and Income Fund, LVIP Delaware Managed Fund, LVIP Money Market Fund, LVIP Delaware Social Awareness Fund, LVIP Delaware Special Opportunities Fund)

Certain other accounts may at times place trades that are in direct conflict with the investment strategies and trades of other accounts. This conflict of interest may cause the market prices of the securities held by the other accounts to be adversely affected. This may occur for instance, when DMC places conflicting buy and sell orders in the same security. This presents a conflict of interest which potentially could disadvantage other accounts of DMC. DMC endeavors to invest in initial public offerings of equity securities ("IPO") in a manner that is fair and reasonable for all its clients.

Registrant may place a combined order for two or more accounts or funds engaged in the purchase or sale of the same security if it is believed that joint execution is in the best interest of each participant and will result in best execution. It is believed that the ability of the accounts to participate in volume transactions will generally be beneficial to the accounts. Although it is recognized that, in some cases, joint execution of orders and/or random allocation of small orders could adversely affect the price or volume of the security that a particular account may obtain, it is the opinion of Registrant that the advantages of combined orders or random allocation based on size outweigh the possible disadvantages of separate transactions.

Janus Capital Management LLC ("Janus") (LVIP Janus Capital Appreciation Fund)

The portfolio manager for the Capital Appreciation Fund may manage other accounts with investment strategies similar to the fund. Fees may vary among these accounts and the portfolio manager may personally invest in some but not all of these accounts. These factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in other accounts outperforming the fund. A conflict may also exist if a portfolio manager identified a limited investment opportunity that may be appropriate for more than one account, but the fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the portfolio manager may execute transactions for another account that may adversely impact the value of securities held by the fund. However, these risks may be mitigated by the fact that accounts with like investment strategies managed by a particular portfolio manager may be generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes, and similar factors.

Mondrian Investment Partners Limited ("Mondrian") (International Value Fund)

Mondrian acts solely as an investment manager and does not engage in any other business activities. The following is a list of some potential conflicts of interest that can arise in the course of normal investment management business activities together with a summary of Mondrian's policy in that area:


1. Dealing in investments as Principal and the Provision of Seed Capital

Mondrian generally does not trade for its own account. However, two Mondrian affiliates have provided the seed capital to certain investment vehicles that have been established by Mondrian group entities. Mondrian serves as the investment manager to these investment vehicles.

2. Dealing in investments as agent for more than one party


Mondrian addresses the potential conflicts of interest that arise where a firm manages multiple client portfolios through the operation of dealing policies designed to ensure the fair and equal treatment of all clients e.g. the allocation of aggregated trades among clients.


3. Allocation of Investment Opportunities

Mondrian's policy requires that investment opportunities should be allocated among clients in an equitable manner. For equity portfolios Mondrian makes stock selection decisions at committee level. Those stocks identified as investment opportunities are added to Mondrian's list of approved stocks ("Stock List"). Portfolios will hold only those stocks contained in the Stock List, and portfolios governed by the same or a similar mandate will be structured similarly (that is, will hold the same or comparable stocks), and will exhibit similar characteristics. For bond portfolios investment decisions are also committee based, and all bond portfolios governed by the same or a similar mandate are structured in the same way. Sale and purchase opportunities identified at regular investment meetings will be applied to portfolios across the board, subject to requirements of individual client mandates. Clients with performance-based fees shall be allocated investment opportunities in the same way as clients whose fees are not performance-based.

4. Allocation of Aggregated Trades

                                                                              31

Mondrian's policy requires that all allocations must be fair between clients and, to be reasonable in the interests of clients, will generally be made in proportion to the size of the original orders placed. However where such allocation would create a material adverse effect on a client an adjustment may be made to the allocation. Where such adjustment is considered appropriate, Mondrian's normal policy will be to adopt a random method of allocation between clients achieved through an automated process. Such allocations should not conflict with any instructions a client may have issued, or with any limitations placed on the degree of discretion the Portfolio Manager has to act on behalf of the client.

5. Soft Dollar Arrangements


Mondrian does not have any soft dollar arrangements in place with brokers.


6. Dual Agency/Cross Trade

Dual Agency (also known as Cross Trading) concerns those transactions where Mondrian may act as agent for both the buyer and seller. Mondrian may from time to time act as agent for both parties with respect to transactions in investments. If Mondrian proposes to act in such capacity the Portfolio Manager will first: (a) obtain approval from the Chief Compliance Officer; and (b) inform the client of the capacity in which Mondrian is acting.

7. Transacting client trades with an affiliated broker


Mondrian does not currently have any affiliated brokers.


8. Fees

Mondrian charges fees as a proportion of assets under management. In a very limited number of situations, in addition to this fee basis, these accounts also include a performance fee basis. The potential conflict of interest arising from these fee arrangements is addressed by Mondrian's procedure for the allocation of aggregated trades among clients. Investment opportunities are allocated totally independently of fee arrangements (see 4. above).


9. Employee Personal Dealings

Mondrian has arrangements in place to ensure that none of its directors, officers or employees effects any transaction on their own account which conflicts with client interests. These individuals are also prohibited from procuring any other person to enter into such a transaction (except in the proper course of their employment). For the purposes of clarity, this will include, but is not limited to, anyone connected with that individual by reason of a domestic or business relationship (other than as arises solely because that person is a Mondrian client) such that the individual has influence over that person's judgment as to how to invest his property or exercises any rights attaching to his investments. Mondrian's rules which govern personal account dealing and general ethical standards are set out in the Mondrian Investment Partners Code of Ethics.

10. Gifts and Entertainment (received)

In the normal course of business Mondrian employees may receive gifts and entertainment from third parties e.g. brokers and other service providers. Mondrian has a policy which requires that all gifts and entertainment received are reported to the Chief Compliance Officer (any items in excess of 100 pounds generally require pre-approval).

11. Gifts and Entertainment (given)

In the normal course of business Mondrian employees may provide gifts and entertainment to third parties. Expenditure in excess of 200 pounds generally requires pre-approval.

12. Compensation

Mondrian's compensation arrangements are designed to attract and retain high caliber staff. The compensation structure does not provide incentives for any member of the staff to favor any client (or group of clients). Incentives (Bonus and Equity Programs) focus on the key areas of research quality, long-term and short-term performance, teamwork, client service and marketing. At Mondrian, the investment management of particular portfolios is not "star managed" based but uses a team system. This means that Mondrian's investment professionals are primarily assessed on their contribution to the team's effort and results, though with an important element of their assessment being focused on the quality of their individual research contribution.

Mondrian's Compliance Monitoring Program incorporates periodic reviews of areas where the above listed conflicts of interest might arise. Compliance with Mondrian's policies and procedures is monitoring using exception reporting, as well as regular review, testing and evaluation of the appropriateness of the procedures.

Pyramis Global Advisors, LLC (a subsidiary of Fidelity Management & Research Company "FMR") (LVIP FI Equity-Income Fund)

Allocations of equity securities and equity futures contracts are done by the Equity Trading Desks, not portfolio managers, and are reviewed by the Head Trader or his/her designee. For equity securities, average price is used for a day's transactions. The computerized equity trading system normally performs the allocation automatically and does so on trade date.


32


Purchases are generally allocated by fund or account size (measured by net assets). This also would include initial public offerings which tend to be oversubscribed. An opening of futures contract, either long or short, will be considered a purchase for the purpose of trade allocation, and will be allocated on a broker-by-broker basis.

Sales are generally allocated by relative size of the security position held by each selling fund or account. For futures contracts, both closing transactions and roll transactions will be allocated on a broker-by-broker basis, and generally will be allocated in the same manner as sell orders, unless market trading variances would require an alternative approach.

When feasible, Pyramis will combine (or "bunch) orders of various funds and accounts for order entry and execution. Orders may be bunched consistent with Fidelity and Management Research (FMR) seeking best execution for all orders. The benefits (e.g., more advantageous net price), if any, obtained by such bunching are generally allocated pro-rata among participating funds and accounts. Pyramis policies regarding trade allocation are intended to assure that each fund and account is treated fairly and that no fund or account is disadvantaged by the policies

T. Rowe Price ("T. Rowe Price") (LVIP Structured Mid-Cap Growth Fund)


Portfolio managers at T. Rowe Price typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), and commingled trust accounts. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price has adopted brokerage and trade allocation policies and procedures which it believes are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients. Also, as disclosed under the "Portfolio Manager Compensation" in Appendix C, our portfolio managers' compensation is determined in the same manner with respect to all portfolios managed by the portfolio manager.


UBS Global Asset Management (Americas) Inc. ("UBS") (LVIP UBS Global Asset Allocation Fund)

The management of a portfolio and other accounts by a portfolio manager could result in potential conflicts of interest if the portfolio and other accounts have different objectives, benchmarks and fees because the portfolio manager and his team must allocate time and investment expertise across multiple accounts, including the portfolio. The portfolio manager and his team manage the portfolio and other accounts utilizing a model portfolio approach that groups similar accounts within a model portfolio. UBS manages accounts according to the appropriate model portfolio, including where possible, those accounts that have specific investment restrictions. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across accounts, which may minimize the potential for conflict of interest.

If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one account or model portfolio, the portfolio may not be able to take full advantage of that opportunity due to an allocation or filled purchase or sale orders across all eligible model portfolios and accounts. To deal with these situations, UBS has adopted procedures for allocating portfolio trades among multiple accounts to provide fair treatment to all accounts.


The management of personal accounts by a portfolio manager may also give rise to potential conflicts of interest. UBS has adopted a Code of Ethics that govern such trading, but there is no assurance that the Codes will adequately address all such conflicts.


Wilshire Associates Incorporated ("Wilshire") (LVIP Wilshire Conservative Profile Fund, LVIP Wilshire Moderate Profile Fund, LVIP Wilshire Moderately Aggressive Profile Fund, LVIP Wilshire Aggressive Profile Fund, LVIP Wilshire 2010, LVIP Wilshire 2020, LVIP Wilshire 2030, LVIP Wilshire 2040)

Each of the Profile and Target Maturity Funds invests substantially all of its assets in other mutual funds (underlying funds) through a structure known as "fund of funds." It is the policy of Wilshire that all decisions concerning the selection of funds be based solely on the best interests of each Profile Fund and its investors, and without regard to any revenue that Wilshire receives, might receive, or has received in the past, directly or indirectly, from portfolio managers or funds for services provided by any wilshire business unit. Accordingly, Wilshire operates Wilshire Funds Management, Wilshire Analytics, Wilshire Consulting and Wilshire Private Markets as separate business units. Each business unit has its own leadership team and professional and support staff. Moreover, Wilshire has adopted policies and procedures that are designed to provide full disclosure of all potential, actual or perceived conflicts and to prevent staff from having internal access to information that otherwise might appear to compromise their objectivity.

In addition, personal accounts may give rise to potential conflicts of interest and must be maintained and conducted pursuant to Wilshire's Code of Ethics.

Compensation Structures and Methods


Information regarding each portfolio manager's compensation is attached hereto as Appendix C.

                                                                              33

Beneficial Interest of Portfolio Managers

Information regarding securities of each Lincoln VIP fund beneficially owned, if any, by portfolio managers is disclosed below. In order to own securities of a fund, a portfolio manager would need to own a Lincoln Life variable life insurance policy or variable annuity contract. Portfolio managers are not required to own securities of a fund. In addition, although the level of a portfolio manager's securities ownership may be an indicator of his or her confidence in the portfolio's investment strategy, it does not necessarily follow that a portfolio manager who owns few or no securities has any less confidence or is any less concerned about the applicable portfolio's performance.


As of the funds' fiscal year ended, December 31, 2006, no portfolio manager of any fund beneficially owned securities of any fund.


Administration Agreement

The Lincoln Variable Insurance Products Trust (LVIPT) has entered into an Administration Agreement (the Administration Agreement) with Lincoln National Life Insurance Company (Lincoln Life), pursuant to which Lincoln Life provides various administrative services necessary for the operation of the LVIPT Funds. These services include, among others: coordination of all service providers; providing personnel and office space; maintenance of each fund's books and records; general accounting monitoring and oversight; preparation of tax returns and reports; preparing and arranging for the distribution of all shareholder materials; preparing and coordinating the filing of all materials with the SEC and other federal and state regulatory authorities. As reimbursement for the cost of providing these administrative services, the Funds will pay Lincoln Life $553,000 for the year ended 12/31/2007, which is allocated to the funds based on average net assets. For the year ended 12/31/2006, the funds reimbursed Lincoln Life $450,000. In addition, the Fund's reimburse the cost of certain support services provided to the funds such as legal and corporate secretary services. These are charged to the Funds as incurred and estimated cost of these services for 2007 is $402,000 The actual cost in 2006 was $294,000.


Accounting Agreement
The funds have entered into an accounting services agreement (the Accounting Agreement) with Delaware Management Holdings, Inc., Delaware Service Company, Inc. (collectively "Delaware"), and Lincoln Life pursuant to which Delaware provides certain accounting services for the funds. Delaware and Lincoln Life are affiliates of the funds' adviser. Lincoln Life also serves as the funds' administrator. Services provided under the Accounting Agreement include, among others, the calculation and communication of the daily net asset values of each fund's shares, the determination of distributions to shareholders, and the resolution of daily pricing and custody discrepancies. For these services, the funds pay Delaware at the annual fee rates set forth in the following table. The fees are payable on a monthly basis.

34


Fund                                                        Annual Rate as a Percent of Average Daily Net Assets
----------------------------------------------------------- -----------------------------------------------------
         LVIP Cohen & Steers Global Real Estate Fund        $87,000 on the first $100 million or minimum;
         LVIP Mondrian International Value Fund             0.0600% over $100 million to $5 billion;
                                                            0.0550% over $5 billion to $8 billion;
                                                            0.0400% over $8 billion to $10 billion; and
                                                            0.0300% over $10 billion.

         LVIP Delaware Bond Fund                            $65,000 on the first $100 million or minimum;
         LVIP Delaware Growth and Income Fund               0.0375% over $100 million to $500 million;
         LVIP Delaware Managed Fund                         0.0350% over $500 million to $1 billion;
         LVIP Delaware Social Awareness Fund                0.0300% over $1 billion to $5 billion;
         LVIP Delaware Special Opportunities Fund           0.0250% over $5 billion to $8 billion;
         LVIP FI Equity-Income Fund                         0.02000% over $8 billion to $10 billion;
         LVIP Growth Opportunities Fund                     and 0.0100% over $10 billion.
         LVIP Janus Capital Appreciation Fund
         LVIP Money Market Fund
         LVIP T. Rowe Price Structured Mid-Cap Growth Fund

         LVIP UBS Global Asset Allocation Fund              $100,000 on the first $100 million or minimum;
                                                            0.0700% over $100 million to $500 million;
                                                            0.0650% over $500 million to $1 billion;
                                                            0.0600% over $1 billion to $5 billion;
                                                            0.0550% over $5 billion to $8 billion;
                                                            0.0400% over $8 billion to $10 billion; and
                                                            0.0300% over $10 billion.

         LVIP Wilshire Conservative Profile Fund            $43,000 flat
         LVIP Wilshire Moderate Profile Fund
         LVIP Wilshire Moderately Aggressive Profile Fund
         LVIP Wilshire Aggressive Profile Fund
         LVIP Wilshire 2010 Profile Fund
         LVIP Wilshire 2020 Profile Fund
         LVIP Wilshire 2030 Profile Fund
         LVIP Wilshire 2040 Profile Fund


Code of Ethics

The Trust, LIA and the sub-advisers have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. The board of trustees has reviewed and approved these Codes of Ethics. Subject to certain limitations and procedures, these codes permit personnel that they cover, including employees of LIA and the sub-advisers who regularly have access to information about securities purchase for the funds, to invest in securities for their own accounts. This could include securities that may be purchased by funds. The codes are intended to prevent these personnel from taking inappropriate advantage of their positions and to prevent fraud upon the Fund. The Trust's Code of Ethics requires reporting to the board of trustees on compliance violations.


Description of Shares

The Trust was organized as a Delaware statutory trust on February 1, 2003 and is registered with the SEC as an open-end, management investment company. The Trust's Certificate of Trust is on file with the Secretary of State of Delaware. The Trust's Declaration of Trust authorizes the board of trustees to issue an unlimited number of shares, which are shares of beneficial interest, without par value. The Trust consists of thirty-one funds organized as separate series of shares. The Declaration of Trust authorizes the board of trustees to divide or redivide any unissued shares of the Trust into one or more additional series by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting power, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption, and to establish separate classes of shares.


                                                                              35

Each fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee. The Trust's 12b-1 plan allows each fund to pay distribution fees of up to 0.35% per year to those organizations that sell and distribute Service Class shares and provide services to Service Class shareholders and contract owners. The 12b-1 plan for the Service Class is discussed in the "Rule 12b-1 Plan" section of this SAI.

Each fund's shares (all classes) have no subscriptive or preemptive rights and only such conversion or exchange rights as the board of trustees may grant in its discretion. When issued for payment as described in the prospectus and this SAI, the shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Trust, shareholders of each fund are entitled to receive the assets available for distribution belonging to that fund, and a proportionate distribution, based upon the relative asset values of the respective funds, of any general assets not belonging to any particular fund which are available for distribution, subject to any differential class expenses.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each fund affected by the matter. For purposes of determining whether the approval of a majority of the outstanding shares of a fund will be required in connection with a matter, a fund will be deemed to be affected by a matter unless it is clear that the interests of each fund in the matter are identical, or that the matter does not affect any interest of the fund. Under Rule 18f-2, the approval of an investment advisory agreement or any change in investment policy would be effectively acted upon with respect to a fund only if approved by a majority of the outstanding shares of that fund. However, Rule 18f-2 also provides that the ratification of independent public accountants (for Funds having the same independent accountants), the approval of principal underwriting contracts, and the election of trustees may be effectively acted upon by shareholders of the Trust voting without regard to individual funds.

Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Trust to hold annual meetings of shareholders. As a result, shareholders may not consider each year the election of trustees or the appointment of auditors. However, the holders of at least 10% of the shares outstanding and entitled to vote may require the Trust to hold a special meeting of shareholders for purposes of removing a trustee from office. Shareholders may remove a trustee by the affirmative vote of two-thirds of the Trust's outstanding voting shares. In addition, the board of trustees will call a meeting of shareholders for the purpose of electing trustees if, at any time, less than a majority of the trustees then holding office have been elected by shareholders.

Control Persons and Principal Holders of Securities

Each fund sells its shares of beneficial interest directly or indirectly to certain life insurance companies (Insurance Companies) for allocation to certain of their separate accounts established for the purpose of funding variable annuity contracts and variable life insurance policies (collectively, Variable Contract). These Insurance Companies include, without limitation, (1) The Lincoln National Life Insurance Company (Lincoln Life), an Indiana insurance company, at 1300 South Clinton Street, Fort Wayne, IN 46802, and (2) except for the Special Opportunities Fund, Lincoln Life & Annuity Company of New York (Lincoln New York), a New York insurance company, at 100 Madison Street, Suite 1860, Syracuse, NY 13202-2802.

The Insurance Companies as record owners are entitled to be present and vote fund shares at any shareholder meeting. However, the Insurance Companies are required to vote the fund shares at shareholder meetings according to the instructions received from the contract owners of the Variable Contracts. Fund shares held in an Insurance Company separate account for which no timely instructions are received will be voted by the Insurance Company in the same proportion as the voting instructions which are received from all other contract owners participating in that separate account. The effect of this proportional voting is that a smaller number of contract owners may determine the outcome of any vote.


The funds may sell their shares directly to the Lincoln Profile Funds (each, a fund of funds), the shares of which are owned by the Insurance Companies. The Lincoln Profile Funds, at 1300 South Clinton Street, Fort Wayne, IN 46802, are each series of Lincoln Variable Insurance Products Trust, a Delaware statutory trust. The Lincoln Profile Funds will vote shares of funds that they hold in the same proportion as the vote of all other holders of shares of such fund, as is described by Section 12(d)(1)(E)(iii)(aa) of the 1940 Act.

36

25% Plus Record Holders


As of March 6, 2007, the following entities held of record more than 25% of each fund's outstanding shares as noted below:



                                                       Total Share Ownership
Fund and Shareholder                                  ----------------------
  LVIP Cohen & Steers Global Real Estate Fund                  N/A

  LVIP Delaware Bond Fund
  Lincoln Life ......................................          91.81%

  LVIP Delaware Growth and Income Fund

  Lincoln Life ......................................          99.71%

  LVIP Delaware Managed Fund

  Lincoln Life ......................................          99.96%

  LVIP Delaware Social Awareness Fund

  Lincoln Life ......................................          99.22%

  LVIP Delaware Special Opportunities Fund

  Lincoln Life ......................................         100.00%

  LVIP FI Equity Income Fund
  Lincoln Life ......................................          99.89%

  LVIP Growth Opportunities Fund
  Lincoln Life ......................................          64.72%
  LVIP Wilshire Aggressive Profile Fund .............          25.45%

  LVIP Janus Capital Appreciation Fund
  Lincoln Life ......................................          99.63%

  LVIP Mondrian International Value Fund
  Lincoln Life ......................................          89.77%

  LVIP Money Market Fund
  Lincoln Life ......................................          94.74%

  LVIP T. Rowe Price Structured Mid-Cap Growth Fund
  Lincoln Life ......................................          81.77%

  LVIP UBS Global Asset Allocation Fund
  Lincoln Life ......................................          99.06%

  LVIP Wilshire Conservative Profile Fund
  Lincoln Life ......................................          97.16%

  LVIP Wilshire Moderate Profile Fund
  Lincoln Life ......................................          95.76%

  LVIP Wilshire Moderately Aggressive Profile Fund
  Lincoln Life ......................................          96.59%

  LVIP Wilshire Aggressive Profile Fund

  Lincoln Life ......................................          97.79%


                                                                              37


                                     Total Share Ownership
Fund and Shareholder                ----------------------

  LVIP Wilshire 2010 Profile Fund            N/A

  LVIP Wilshire 2020 Profile Fund            N/A

  LVIP Wilshire 2030 Profile Fund            N/A

  LVIP Wilshire 2040 Profile Fund            N/A



5% Plus Record Holders


As of March 6, 2007, the shareholders listed below held of record 5% or more of a class of a fund's outstanding shares



                                                        Share Ownership
Fund / Shareholder - Share Class                       ----------------
  LVIP Cohen & Steers Global Real Estate Fund ....           N/A

  LVIP Delaware Bond Fund
  Lincoln Life - Standard Class ..................           90.45%
  Lincoln Life - Service Class ...................           94.50%
  Lincoln New York - Service Class ...............            5.50%

  LVIP Delaware Growth and Income Fund
  Lincoln Life - Standard Class ..................           99.73%
  Lincoln Life - Service Class ...................           96.73%

  LVIP Delaware Managed Fund
  Lincoln Life - Standard Class ..................           99.96%
  Lincoln Life - Service Class ...................          100.00%

  LVIP Delaware Social Awareness Fund
  Lincoln Life - Standard Class ..................           99.47%
  Lincoln Life - Service Class ...................           95.90%

  LVIP Delaware Special Opportunities Fund
  Lincoln Life - Standard Class ..................          100.00%
  Lincoln Life - Service Class ...................          100.00%

  LVIP FI Equity Income Fund
  Lincoln Life - Standard Class ..................           99.98%
  Lincoln Life - Service Class ...................           97.02%

  LVIP Growth Opportunities Fund
  LVIP Wilshire Aggressive Profile Fund - Standard           79.17%
  Class ..........................................
  Lincoln Life - Standard Class ..................           12.74%
  Lincoln Life - Service Class ...................           89.34%
  Lincoln New York - Standard Class ..............            8.09%
  Lincoln New York - Service Class ...............           10.66%

  LVIP Janus Capital Appreciation Fund
  Lincoln Life - Standard Class ..................           99.70%
  Lincoln Life - Service Class ...................           97.73%

  LVIP Mondrian International Value Fund
  Lincoln Life - Standard Class ..................           88.63%
  Lincoln Life - Service Class ...................           94.72%
  Lincoln New York - Service Class ...............            5.28%


38


                                                             Share Ownership
Fund / Shareholder - Share Class                            ----------------

  LVIP Money Market Fund
  Lincoln Life - Standard Class .......................           94.63%
  Lincoln New York - Standard Class ...................            5.37%
  Lincoln Life - Service Class ........................           94.98%
  Lincoln New York - Service Class ....................            5.02%

  LVIP T. Rowe Price Structured Mid-Cap Growth Fund
  Lincoln Life - Standard Class .......................           81.10%
  Lincoln Life - Service Class ........................           96.25%
  LVIP Wilshire Moderate Profile Fund - Standard Class             6.93%

  LVIP UBS Global Asset Allocation Fund
  Lincoln Life - Standard Class .......................           99.68%
  Lincoln Life - Service Class ........................           94.60%
  Lincoln New York - Service Class ....................            5.40%

  LVIP Wilshire Conservative Profile Fund
  Lincoln Life - Standard Class .......................           98.73%
  Lincoln Life - Service Class ........................           96.92%

  LVIP Wilshire Moderate Profile Fund
  Lincoln Life - Standard Class .......................           97.96%
  Lincoln Life - Service Class ........................           95.53%

  LVIP Wilshire Moderately Aggressive Profile Fund
  Lincoln Life - Standard Class .......................           94.61%
  Lincoln New York - Standard Class ...................            5.39%
  Lincoln Life - Service Class ........................           96.88%

  LVIP Wilshire Aggressive Profile Fund
  Lincoln Life - Standard Class .......................           97.21%
  Lincoln Life - Service Class ........................           97.95%

  LVIP Wilshire 2010 Profile Fund .....................           N/A
  LVIP Wilshire 2020 Profile Fund .....................           N/A
  LVIP Wilshire 2030 Profile Fund .....................           N/A
  LVIP Wilshire 2040 Profile Fund .....................           N/A


Rule 12b-1 Plan
Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a distribution and service plan (the Plan) for the Service Class of shares of each fund. As previously noted, the Trust offers shares of beneficial interest to Insurance Companies for allocation to certain of their Variable Contracts. The Trust may pay the Insurance Companies or others, out of the assets of a Service Class, for activities primarily intended to sell Service Class shares or Variable Contracts offering Service Class shares. The Trust would pay each third-party for these services pursuant to a written agreement with that third-party.

Payments made under the Plan may be used for, among other things: the printing of prospectuses and reports used for sales purposes; preparing and distributing sales literature and related expenses; advertisements; education of contract owners or dealers and their representatives; and other distribution-related expenses. Payments made under the Plan may also be used to pay Insurance Companies, dealers or others for, among other things: service fees as defined under NASD rules; furnishing personal services or such other enhanced services as the Trust or a Variable Contract may require; or maintaining customer accounts and records.

For the noted services, the Plan authorizes each fund to pay to Insurance Companies or others, out of the assets of the Service Class, a monthly fee (the Plan Fee) not to exceed 0.35% per annum of the average daily net asset value of the Service Class shares of such Fund, as compensation or reimbursement for services rendered and/or expenses borne. The Plan Fee is currently 0.25%. The Plan Fee

                                                                              39

may be adjusted by the Trust's board of trustees from time to time. The Plan may not limit Plan Fees to amounts actually expended by third-parties for services rendered and/or expenses borne. A third-party, therefore, may realize a profit from Plan Fees in any particular year.

No "interested person" or independent trustee of a fund had or has a direct or indirect financial interest in the operation of the Plan or any related agreement.

The trustees of the Trust, including a majority of the independent trustees, have determined that, in the exercise of reasonable business judgment and in light of their fiduciary duties, there is a reasonable likelihood that the Plan will benefit each fund and contract owners of the Service Class of each fund. Each year, the Trustees must make this determination for the Plan to be continued.


For the fiscal year ended December 31, 2006, the total amount of distribution related expenses paid by the Service Class shares of the funds was approximately $3,339,753. For the fiscal year ended December 31, 2006, the distribution related expenses paid by the Service Class under the Plan were used for compensation to broker-dealers and sales personnel and for printing and mailing of prospectuses to other than current shareholders.


Revenue Sharing

LIA and its affiliates, including Lincoln Financial Distributors, Inc. ("LFD"), and/or the funds' sub-advisers may pay compensation at their own expense, including the profits from the advisory fees LIA receives from the funds or the sub-advisory fees the sub-advisers receive from LIA, to affiliated or unaffiliated brokers, dealers or other financial intermediaries ("financial intermediaries") in connection with the sale or retention of fund shares or the sales of insurance products that contain the funds and/or shareholder servicing ("distribution assistance"). For example, LFD may pay additional compensation to financial intermediaries for various purposes, including, but not limited to, promoting the sale of fund shares and the products that include the fund shares; access to their registered representatives; sub-accounting, administrative or shareholder processing services; and marketing and education support. Such payments are in addition to any distribution fees, service fees and/or transfer agency fees that may be payable by the funds. The additional payments may be based on factors, including level of sales, the funds' advisory fees, some other agreed upon amount, or other measures as determined from time to time.

A significant purpose of these payments is to increase sales of the funds' shares and the products that contain the funds. LIA and/or its affiliates may benefit from these payments of compensation to financial intermediaries through increased fees resulting from additional assets acquired through the sale of insurance products through such intermediaries.


Valuation of Portfolio Securities
A fund determines its net asset value per share by subtracting its liabilities (including accrued expenses and dividends payable) from its total assets (the value of the securities the fund holds plus cash and other assets, including income accrued but not yet received) and dividing the result by the total number of shares outstanding. In addition to the disclosure in the funds' prospectus under the "Net Asset Value" section, the value of a fund's investments is determined as follows.

Short-term Investments. For funds (other than the Money Market Fund) that own short-term investments which mature in less than 60 days, these instruments are valued at amortized cost. Such securities acquired with a remaining maturity of 61 days or more are valued at their fair value until the sixty-first day prior to maturity; thereafter, their cost for valuation purposes is deemed to be their fair value on such sixty-first day.

Options Trading. For those funds engaging in options trading, fund investments underlying call options will be valued as described previously. Options are valued at the last sale price or, if there has been no sale that day, at the mean of the last bid and asked price on the principal exchange where the option is traded, as of the close of trading on the NYSE. The fund's net asset value will be increased or decreased by the difference between the premiums received on writing options and the cost of liquidating those positions measured by the closing price of those options on the exchange where traded.

Futures Contracts and Options. For those funds buying and selling futures contracts and related options thereon, the futures contracts and options are valued at their daily settlement price.

Foreign Securities. For funds investing in foreign securities, the value of a foreign portfolio security held by a fund is determined based upon its closing price or upon the mean of the closing bid and asked prices on the foreign exchange or market on which it is traded and in the currency of that market, as of the close of the appropriate exchange. As of the close of business on the NYSE, that fund's portfolio securities which are quoted in foreign currencies are converted into their U.S. dollar equivalents at the prevailing market rates, as computed by the custodian of the fund's assets.

However, trading on foreign exchanges may take place on dates or at times of day when the NYSE is not open; conversely, overseas trading may not take place on dates or at times of day when the NYSE is open. Any of these circumstances could affect the net asset value of fund shares on days when the investor has no access to the fund.

40

Portfolio Holdings Disclosure
The Trust's board of trustees has adopted policies and procedures designed to ensure that disclosure of information regarding a fund's portfolio securities is in the best interests of fund shareholders. In accordance with these policies and procedures, a Trust vice president or the vice president's designees will make shareholders reports or other regulatory filings containing a fund's portfolio holdings available free of charge to individual investors, institutional investors, intermediaries that distribute the fund's shares, and affiliated persons of the fund that make requests for such holdings information. Shareholder reports are available 60 days after the end of each semi-annual reporting period.

A Trust vice president or the vice president's designees may provide a fund's top-ten holdings immediately after each quarter-end to Lincoln Life and other insurance companies who include the funds in their products ("Insurance Companies"). All Insurance Companies must sign a confidentiality agreement acknowledging that any nonpublic portfolio information will be kept strictly confidential and that the nonpublic portfolio information is proprietary information of the funds. The Insurance Companies may include this information in marketing and other public materials (including via website posting) 15 days after the end of the quarter.

A vice president of the Trust or the vice president's designees may provide other portfolio holdings information 30 days following the end of each quarter to the Insurance Companies. All Insurance Companies must sign a confidentiality agreement acknowledging that any non-public portfolio information will be kept strictly confidential and that the non-public information is proprietary information of the funds. The Insurance Companies will distribute shareholder reports (annual and semi-annual) containing the portfolio holdings of the funds to contract owners in accordance with applicable laws and regulations. The Insurance Companies may make the portfolio information publicly available (including via website posting) 45 days after the end of the quarter.


A vice president of the Trust or vice president's designees may post all of the holdings (e.g., underlying funds) of each Lincoln Profile Fund to a website 25 days after each calendar quarter end and 25 says after any material changes (non-rebalancing) are made to the holdings of a Profile Fund. Holdings data will also be made available via a publicly disclosed telephone number.

A Trust vice president or the vice president's designees may also provide holdings information 30 days following the end of the quarterly reporting period under a confidentiality agreement to third-party service providers, including but not limited to independent rating and ranking organizations, which conduct market analyses of the fund's portfolio holdings against benchmarks or securities market indices. All such third parties must sign a confidentiality agreement acknowledging that the non-public information will be kept strictly confidential and that the non-public portfolio information is proprietary information of the funds. These parties may disseminate the portfolio holdings information 60 days following the end of the quarter, which is after the SEC filings are made. These third parties presently are Anerich Massina & Associates and Ibbotson Associates.

The Trust's sub-advisers have ongoing arrangement with the following third parties to make available information about a fund's portfolio holdings: (1) rating organizations, such as Moodys, S&P, Morningstar and Lipper, provided generally on a monthly basis for the purpose of reviewing the particular fund;
(2) portfolio analysis companies, such as Factset Research Systems, Inc., Investment Technology Group, Inc., BondEdge, Investools, Saloman Analytics, Inc. and Wilshire, provided generally on a daily or monthly basis for the purpose of compiling reports and preparing comparative analysis data; (3) proxy voting or class action services, such as Automatic Data Processing, Inc., Institutional Shareholder Services, Inc. or Brown Brothers Harriman & Co., provided generally on a daily or bi-monthly basis for the purpose of voting proxies relating to portfolio holdings or providing corporate actions services and trade confirmation; (4) computer systems, products, services, and software vendors, such as Eagle Investment Systems Corp., The MacGregor Group, and OMGEO, provided generally on a daily basis for the purpose of providing computer products, services, software and accounting systems to the sub-advisers; and (5) operational services, such as State Street Investment Manager Solutions, provided generally on a daily basis for the purpose of providing operational functions related to OTC derivative swap products to the sub-advisers. Each of the above unaffiliated third parties must agree to keep the fund's holdings information confidential and not engage in securities transactions on the basis of the information. The sub-advisers do not receive compensation in connection with these arrangements.


A Trust vice president or the vice president's designees may provide, at any time, portfolio holdings information to: (a) fund service providers and affiliates, such as the funds' investment adviser, sub-advisers, custodian and auditor, to the extent necessary to perform services for the funds; and (b) state and federal regulators and government agencies as required by law or judicial process. These entities are subject to duties of confidentiality imposed by law, contract. or fiduciary obligations.


The funds will disclose their portfolio holdings in public SEC filings. The Trust's board of trustees also may, on a case-by-case basis, authorize disclosure of the funds' portfolio holdings, provided that, in its judgment, such disclosure is not inconsistent with the best interests of shareholders, or may impose additional restrictions on the dissemination of portfolio information.


Neither the funds, their investment adviser nor any affiliate receive any compensation or consideration in connection with the disclosure of the funds' portfolio holdings information.

Fund management is responsible for ensuring appropriate disclosure is made regarding these procedures in the funds' prospectus and/or SAI.

                                                                              41


The Trust's board of trustees exercises oversight of these policies and procedures. In this regard, fund management will inform the trustees if any substantial changes to the procedures become necessary to ensure that the procedures are in the best interest of fund shareholders. The officers will consider any possible conflicts between the interest of fund shareholders, on the one hand, and those of the funds' investment adviser and other fund affiliates, on the other. Moreover, the funds' chief compliance officer will address the operation of the funds' procedures in the annual compliance report to the board and will recommend any remedial changes to the procedures.


Purchase and Redemption Information

Shares of a fund may not be purchased or redeemed by individual investors directly but may be purchased or redeemed by such investors only through variable annuity contracts or variable life contracts offered by Lincoln Life, LNY and other insurance companies. Shares of the funds may also be purchased by the LVIP Wilshire Profile Funds and Target Maturity Funds, which invest their assets in other mutual funds. The offering price of each fund's shares is equal to its net asset value per share.


If conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable, a fund may make payment wholly or partly in securities or other investment instruments which may not constitute securities as such term is defined in the applicable securities laws. If a redemption is paid wholly or partly in securities or other property, a shareholder would incur transaction costs in disposing of the redemption proceeds.

Custodian and Transfer Agent
All securities, cash and other similar assets of the funds are currently held in custody by Mellon Bank, N.A., One Mellon Center, Pittsburgh, Pennsylvania 15258.

The custodian shall: receive and disburse money; receive and hold securities; transfer, exchange, or deliver securities; present for payment coupons and other income items, collect interest and cash dividends received, hold stock dividends, etc.; cause escrow and deposit receipts to be executed; register securities; and deliver to the funds proxies, proxy statements, etc.

Lincoln Life performs the dividend and transfer agent functions for each fund.

Independent Registered Public Accounting Firm

The board of trustees has engaged Ernst & Young LLP, Two Commerce Square, Suite 4000, 2001 Market Street, Philadelphia, PA 19103, to serve as the Independent Registered Public Accounting Firm for the fund. In addition to the audits of the financial statements of the funds, other services provided include review of annual reports and registration statements filed with the SEC; consultation on financial accounting and reporting matters; and meetings with the Audit Committee.


Financial Statements

The audited financial statements and the reports of Ernst & Young LLP are incorporated by reference to each fund's 2006 annual report. We will provide a copy of each fund's annual report on request and without charge. Either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801 or call: 1-800-4LINCOLN (454-6265).


Taxes
Each fund intends to qualify and has elected to be taxed as a regulated investment company under certain provisions of the Internal Revenue Code of 1986 (the Code). If a fund qualifies as a regulated investment company and complies with the provisions of the Code relieving regulated investment companies which distribute substantially all of their net income (both net ordinary income and net capital gain) from federal income tax, it will be relieved from such tax on the part of its net ordinary income and net realized capital gain which it distributes to its shareholders. To qualify for treatment as a regulated investment company, each fund must, among other things, derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies (subject to the authority of the Secretary of the Treasury to exclude foreign currency gains which are not directly related to the fund's principal business of investing in stock or securities or options and futures with respect to such stock or securities), or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its investing in such stocks, securities, or currencies.

Each fund also intends to comply with diversification regulations under Section 817(h) of the Code, that apply to mutual funds underlying variable contracts. Generally, a fund will be required to diversify its investments so that on the last day of each quarter of a calendar year, no more than 55% of the value of its total assets is represented by any one investment, no more than 70% is represented

42

by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a given issuer are treated as one investment, but each U.S. government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. government or an agency or instrumentality of the U.S. government is treated as a security issued by the U.S. government or its agency or instrumentality, whichever is applicable.

Failure by a fund to both qualify as a regulated investment company and satisfy the Section 817(h) diversification requirements would generally cause Variable Contracts that include the fund as an underlying investment to lose their favorable tax status and require contract holders to include in ordinary income any income under the contracts for the current and all prior taxable years. Under certain circumstances described in the applicable Treasury regulations, inadvertent failure to satisfy the applicable diversification requirements may be corrected, but such a correction would require a payment to the Internal Revenue Service (IRS) based on the tax contract holders would have incurred if they were treated as receiving the income on the contract for the period during which the diversification requirements were not satisfied. Any such failure may also result in adverse tax consequences for the insurance company issuing the contracts. Failure by a fund to qualify as a regulated investment company would also subject a fund to federal and state income taxation on all of its taxable income and gain, whether or not distributed to shareholders.

Since the only shareholders of the funds will be Lincoln Life and LNY, no discussion is stated herein as to the federal income tax consequences at the shareholder level.

The discussion of federal income tax considerations in the prospectus, in conjunction with the foregoing, is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations currently in effect as interpreted by the Courts and the Internal Revenue Service (IRS). These interpretations can be changed at any time. The above discussion covers only federal tax considerations with respect to the fund. State and local taxes vary.

                                                                              43

APPENDIX A

Bond and Commercial Paper Ratings
Certain of the funds' investment policies and restrictions include references to bond and commercial paper ratings. The following is a discussion of the rating categories of Moody's Investors Service, Inc. and Standard & Poor's Corp.

Moody's Investors Service, Inc.

Aaa-Bonds which are rated Aaa are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa-Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A-Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa-Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba-Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B-Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa-Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca-Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

Standard & Poor's Corp.

AAA-This is the highest rating assigned by Standard & Poor's Corp. to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA-Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A-Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB-Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas these bonds normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest than for bonds in the A category and higher.

BB-B-CCC-CC-Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

44

Moody's Investors Service, Inc.

Moody's Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

Prime 1-Highest Quality;

Prime 2-Higher Quality;

Prime 3-High Quality.

(The funds will not invest in commercial paper rated Prime 3).

Standard & Poor's Corp.

A Standard & Poor's Corp. commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The fund will invest in commercial paper rated in the A Categories, as follows:

A-Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation 1, 2, and 3 to indicate the relative degree of safety. (The funds will not invest in commercial paper rated A-3).

A-1 This designation indicates that the degree of safety regarding timely payment is very strong.

A-2 Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not overwhelming as for issues designated A-1.

                                                                              45

APPENDIX B


BAMCO, Inc.
Introduction - Baron Capital Management, Inc. and BAMCO, Inc. (the "Adviser" or "Advisers") are adopting these proxy voting policies and procedures (the "Policies and Procedures") in order to comply with Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended and its associated record-keeping requirements.

The Policies and Procedures apply to those client accounts (i) that contain voting securities; and (ii) for which an Adviser has authority to vote client proxies. The Policies and Procedures will be reviewed and, as necessary, updated periodically to address new or revised proxy voting issues. Other, similar rights such as consent rights shall be evaluated on a case by case basis.

Pursuant to the Policies and Procedures and its fiduciary duties, each Adviser will vote client proxies as part of its authority to manage, acquire and dispose of account assets. When voting proxies for client accounts, the Adviser's primary objective is to make voting decisions solely in the best interests of clients and beneficiaries and participants of benefits plans for which we manage assets. In fulfilling its obligations to clients, the Adviser will act in a manner deemed to be prudent and diligent and which is intended to enhance the economic value of the underlying securities held in client accounts. In certain situations, a client or its fiduciary may provide the Adviser with a statement of proxy voting policy. In these situations, the Adviser seeks to comply with such policy to the extent it would not be inconsistent with applicable regulation or the fiduciary responsibility of the Adviser.

Duty to Vote Proxies - The Adviser acknowledges that it is part of its fiduciary duty to its clients to vote client proxies, except in cases in which the cost of doing so, in the opinion of the Adviser, would exceed the expected benefits to the client. This may be particularly true in the case of non-U.S. securities. While the proxy voting process is well established in the United States and other developed markets with a number of tools and services available to assist an investment manager, voting proxies of non-US companies located in certain jurisdictions, particularly emerging markets, may involve a number of logistical problems that may have a detrimental effect on the Adviser's ability to vote such proxies. The logistical problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English, (ii) untimely and/or inadequate notice of shareholder meetings, (iii) restrictions on the ability of holders outside the issuer's jurisdiction of organization to exercise votes, (iv) requirements to vote proxies in person, (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting, and
(vi) requirements to provide local agents with power of attorney to facilitate the Adviser's voting instructions. Accordingly, the Adviser may conduct a cost-benefit analysis in determining whether to attempt to vote its clients' shares at a non-US company's meeting, whereby if it is determined that the cost associated with the attempt to exercise its vote outweighs the benefit the Adviser believes its clients will derive by voting on the company's proposal, the Adviser may decide not to attempt to vote at the meeting.

Material Conflicts - The Adviser will vote its clients' proxies in the best interests of its clients and not its own. In voting client proxies, the Adviser will avoid material conflicts of interests between the interests of the Adviser and its affiliates on the one hand and the interests of its clients on the other. The Adviser recognizes that it may have a material conflict of interest in voting a client proxy where (i) it manages assets, administers employee benefit plans, or provides brokerage, underwriting or insurance to companies whose management is soliciting proxies; (ii) it manages money for an employee group that is the proponent of a proxy proposal; (iii) has a personal relationship with participants in a proxy solicitation or a director or candidate for director; or (iv) it otherwise has a personal interest in the outcome in a particular matter before shareholders. Notwithstanding the above categories, the Adviser understands that the determination of whether a "material conflict" exists depends on all of the facts and circumstances of the particular situation. The Adviser acknowledges the existence of a relationship of the type discussed above, even in the absence of any active efforts to solicit the investment adviser with respect to a proxy vote, is sufficient for a material conflict to exist.

Assumptions Related to Director Independence - In 2003, the New York Stock Exchange (or "NYSE") and NASDAQ implemented increased standards for board independence, including a stronger definition of "independent" director and a requirement that a majority of the board be independent. In general, according to the NYSE and NASDAQ independence standards, a director will be deemed independent if the board affirmatively attests that he or she has no relationship with the company that would interfere with the director's exercise of independent judgment or in carrying out the responsibilities of a director. Certain types of relationships will preclude a finding of independence by the board. Such relationships include: directors (or those with family members) who are former employees of the company or its auditor; have commercial, advisory or, in the case of NASDAQ, charitable ties with the company; or have interlocking compensation committees. Such relationships carry a three-year cooling-off, or look-back, period beginning on the date the relationship ends. The Adviser has adopted a policy which assumes director independence after a five-year cooling-off period.

GENERAL PROXY VOTING GUIDELINES

It is the policy of the Adviser in voting proxies to consider and vote each proposal with the objective of maximizing long-term investment returns for its clients. To ensure consistency in voting proxies on behalf of its clients, the Adviser utilizes the proxy voting guidelines (the "Proxy Voting Guidelines") set forth below. These guidelines address a broad range of issues, including board size and composition, executive compensation, anti-takeover proposals, capital structure proposals and social responsibility issues.

I. Management Proposals:


46


A. The following management sponsored proposals are usually voted in support of management.

     1. Approval of auditors and financial statements

     2. Election of Directors

     3. Requirement that at least 51% of its Board's members be comprised of independent and unaffiliated Directors

    4. Requirement that the majority of members of the company's compensation committee, and 100% of members of the company's nominating and audit committees, be comprised of independent or unaffiliated Directors

     5. Recommendations to set retirement ages or require specific levels of stock ownership by Directors

     6. General updating/corrective amendments to the charter

     7. Elimination of cumulative voting

     8. Elimination of preemptive rights

     9. Provisions for confidential voting and independent tabulation of voting results

    10. Proposals related to the conduct of the annual meeting except those proposals which relate to the "transaction of such other business which may come before the meeting"

     11. Capitalization changes which eliminate other classes of stock and voting rights

    12. Proposals to increase the authorization of existing classes of stock if: (i) a clear and legitimate business purpose is stated and (ii) the number of shares requested is reasonable in relation to the purpose for which authorization is requested

     13. Proposals for share repurchase plans, unless it appears that a repurchase plan lacks a bona fide business purpose

     14. Proposals to effect stock splits unless such a split would be contrary to shareholders' best interests

    15. Proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount will generally be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases

     16. Director fees unless the amounts are excessive relative to other companies in the country or industry

    17. Employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad based employee plan, including all non-executive employees, are fair reasonable, and in the best interest of shareholders.

     18. Establishment of Employee Stock Option Plans and other employee ownership plans

     19. Proposals to expense stock options

    20. Executive/Director stock option plans. Generally, the stock option plans should meet the following criteria: (i) the stock option plan should be incentive based; (ii) should be no more than 2% per annum of the issued capital at the time of approval; (iii) should be broad based;
       (iv) priced at fair market value; (v) have no repricing provisions; (vi) the number of non-employee directors should be considered; and (vii) any other relevant factors.

    21. Non-employee Director stock option plans. Generally, the stock options plans should meet the following criteria: (i) the stockoption plan should be incentive based; (ii) should be no more than 2% per annum of the issued capital at the time of approval; (iii) should be broad based;
       (iv) priced at fair market value; (v) have no repricing provisions; (vi) the number of non-employee directors should be considered; and (vii) any other relevant factors.

     22. Modify or rescind existing supermajority vote requirements to amend the charters or bylaws

    23. Adoption of anti-greenmail provisions provided that the proposal (a) defines greenmail, (b) prohibits buyback offers to large block holders not made to all shareholders or not approved by disinterested shareholders, and (c) contains no anti-takeover measures or other provisions restricting the rights of shareholders

     24. Proposals requiring shareholder ratification of poison pills

B. The following proposals are usually voted against, notwithstanding management support:

    1. Capitalization changes which add classes of stock which may significantly dilute the voting interests of existing shareholders

    2. Proposals to increase the authorized number of shares of existing classes of stock which carry preemptive rights or super voting rights

     3. Creation of blank check preferred stock


                                                                              47


    4. Changes in capitalization by 2% or more where management does not offer an appropriate rationale or where it is contrary to the best interests of existing shareholders

     5. Compensation proposals that allow for discounted stock options which have not been offered to employees in general

     6. Executive compensation plans that are excessive relative to other companies in the industry

    7. Anti-takeover and related provision that serve to prevent the majority of shareholders from exercising their rights or effectively deter the appropriate tender offers and other offers

    8. Shareholders rights plans which allow appropriate offers to shareholders to be blocked by the board or trigger provisions which prevent legitimate offers from proceeding

     9. Amendments to bylaws that would require a supermajority shareholder vote to pass or repeal certain provisions

     10. Proposals to indemnify auditors

     11. Proposals to adopt poison pills

C. The following types of proposals are usually voted on a case-by-case basis:

    1. Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements that benefit management and would be costly to shareholders if triggered are not supported by the Advisers, however the Adviser does not want to vote against a good management team, and so will usually abstain

    2. Mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations)

    3. Proposals to create a new class of preferred stock or for issuances of preferred stock up to 5% of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders, in which case we are opposed

    4. Proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock, provided such proposals have a legitimate business purpose

     5. Proposals to change covenants or other terms in connection with financings or debt issuances

     6. Proposals to amend terms of shareholder rights agreements or similar documents which will affect the rights of a client

     7. Limiting Directors' liability and broadening indemnification of Directors

II. Shareholder Proposals:

A. The following shareholder proposals are usually voted in support:

    1. Requirement that a majority of members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated Directors

     2. Prohibit payment of greenmail

    3. Proposals which request or require disclosure of executive compensation in addition to the disclosure required by the Securities and Exchange Commission ("SEC") regulations

     4. Elimination of certain anti-takeover related provisions

     5. Reduction or elimination of supermajority vote requirements

     6. Proposals to expense stock options

     7. Confidential voting

     8. Majority vote for the election of Directors

B. The following shareholder proposals are usually voted against:

    1. Requirements that the issuer prepare reports which are costly to provide or which would require duplicative efforts or expenditures which are of a non-business nature or would provide no pertinent information from the perspective of institutional shareholders

    2. Restrictions related to social, political or special interest issues that impact the ability of the company to do business or be competitive and which have a significant financial or best interest impact to the shareholders

     3. Proposals that require inappropriate endorsements or corporate actions

     4. Proposals requiring Directors to own large amounts of stock to be eligible for election


48


     5. Proposals which limit tenure of Directors

     6. Requiring shareholder approval of golden parachutes

     7. Requiring separate chairman and CEO positions

C. The following shareholder proposals are usually determined on a case-by-case basis:

     1. Proposals to limit golden parachutes

     2. Restoring cumulative voting in the election of Directors

     3. Requirement that a certain percentage of its Board's members be comprised of independent and unaffiliated Directors

     4. Proposals which limit retirement benefits or executive compensation

     5. Requiring shareholder approval for Bylaw or charter amendments

     6. Requiring shareholder approval for shareholder rights plan or poison pill

ADMINISTRATION OF PROXY POLICIES AND PROCEDURES

I. Proxy Review Committee
 ---------------------------------------------------------------

A. The Adviser's Proxy Review Committee (the "Committee") is responsible for creating and implementing the Policies and Procedures and, in that regard, has adopted the general principles and guidelines set forth above in Sections I and II. Among other things, the Committee is responsible for the following:

    1. The Committee shall establish and review these Policies and Procedures and determine how the Adviser will vote proxies on an ongoing basis.

    2. The Committee shall have the authority to amend and change the Policies and Procedures and designate voting positions consistent with the objective of maximizing long-term investment returns for the Adviser's clients.

    3. The Committee shall meet as needed to oversee and address all questions relating to the Adviser's Policies and Procedures, which may include: (1) general review of proposals being put forth at shareholder meetings of portfolio companies; (2) adopting changes in the Policies and Procedures;
      (3) determining whether voting on matters in the manner favored by the Adviser are "material" conflicts of interests within the meaning of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended; (4) determining how to vote matters for which specific direction has not been provided the Proxy Voting Guidelines (i.e. "case by case" matters) or are otherwise not covered by the Proxy Voting Guidelines (collectively, "Discretionary Proposals"); and (5) override review.

    4. The Committee will periodically review the Proxy Voting Guidelines to determine if they are current and consistent with the Adviser's policy and will make appropriate changes as needed.

Operating Procedures

B. The following operating procedures are intended to ensure that the Adviser satisfies its proxy voting obligations:

    1. The legal department will review all new client accounts to determine whether (i) the account contains voting securities and (ii) the client has delegated proxy voting authorization to the Adviser in the investment Advisory agreement or (iii) the client has otherwise provided specific voting instructions. Any questions regarding whether or not a security is a "voting" security or whether voting authority has been delegated by a client will be directed to the legal department.

    2. The designated proxy reviewer, as supervised by the legal department, will receive proxy materials and ballots and reconcile these materials with holdings in client accounts as they occur.

    3. The designated proxy reviewer will compile and review the matters to be voted on, and determine: (i) which matters are to be voted in accordance with the Proxy Voting Guidelines (a "Pre-Determined Matter"); and (ii) which matters are Discretionary Matters and (iii) which matters are to be voted pursuant to the instructions of clients (a "Directed Matter"). Any questions regarding whether a matter is a Pre-Determined Matter, a Discretionary Matter or a Directed Matter will be directed to the legal department.

    4. For all Discretionary Matters, the designated proxy reviewer, as supervised by the legal department, shall screen the matter and make a preliminary determination regarding whether the matter presents a potential material conflict of interest between the interests of the Adviser and its affiliates on the one hand and the Adviser's client on the other. In order to determine whether a Discretionary Matter poses a potential material conflict of interest, the designated proxy reviewer shall compile and maintain a list of the following as applicable.

         a. all issuers for which the Adviser or its affiliates manage assets;

         b. all issuers for which the Adviser or its affiliates manages employee benefit plans;


                                                                              49


         c. any issuer for which the Adviser or its affiliates is soliciting the provision of services enumerated in (a) and (b);

         d. any other issuer with which the Adviser or its affiliates or its senior officers has a material business relationship; and

         e. any employee group for which the Adviser manages money.
          This list, which shall be reviewed quarterly by the Director of Mutual Fund Marketing and the Director of Institutional Marketing, shall be known as the "Master Conflicts List".

    5. The designated proxy reviewer, as supervised by the legal department, shall screen the issuer, employee group or any other material related party ("Material Parties") involved in the Discretionary Matter against the Master Conflicts List and develop a list of potential conflicts ("Potential Conflicts List").

    6. For each Discretionary Matter, the designated proxy reviewer, as supervised by the legal department, may solicit relevant information from portfolio managers, investment personnel, analysts and other employees of the Adviser who may have an investment or other professional interest in the Discretionary Matter.

    7. The Committee shall meet at least quarterly and shall review whether any person listed on the Master Conflicts List would, under the facts and circumstances, create a material conflict of interest between the interests of the Adviser and its affiliates on the one hand and the Adviser's clients on the other. In making the finding required in (ii) above, the Committee shall consider the Potential Conflicts List and any other material relationship known to the Committee between the Adviser and its affiliates and the Material Parties. The Committee may act by consent.

    8. If the Proxy Review Committee in consultation with the legal department determines that with respect to any Discretionary Matter a material conflict of interest exists in voting the Discretionary Matter, the Committee shall direct the legal department to obtain the informed written consent of the affected client (or clients) to the Committee's favored vote. If obtaining such consent from any client is impracticable or undesirable, the Adviser shall vote the client's proxy in accordance with the published recommendation of Institutional Shareholder Services ("ISS") or shall appoint an independent third party to vote.

    9. If any portfolio manager, investment person, or any other employee of the Adviser wishes to vote a proxy with respect to a Pre-Determined Matter in a manner other than that set forth in the Proxy Voting Guidelines (an "Override Matter"), such person shall contact the legal department. The legal department shall review the Override Matter against the Master List and make a determination whether a material conflict exists. If a material conflict is found to exist, it shall be duly recorded. If the legal department determines that a material conflict of interest exists with respect to voting the Override Matter in the manner it favors, the legal department shall either: (i) vote the Override Matter in the manner originally prescribed by the Proxy Voting Guidelines; or (ii) obtain the informed written consent of the affected client (or clients). A list of Override Matters shall be presented at the next meeting of the Committee.

     10. Directed Matters will be voted in accordance with the instructions of the client.

    11. The designated proxy reviewer, as supervised by the legal department, will ensure that all proxies are voted in accordance with these Procedures and Policies.

     12. The functions described hereunder may be delegated to a third party proxy voting or other service provider.

    13. All decisions of the Committee, including all determinations regarding the existence of a material conflict of interest with respect to a Discretionary or Override Matter and the basis for such determination, shall be documented in writing and maintained for a period of at least 6 years.

III. CLIENT DISCLOSURE POLICIES

BCM will give a copy of the Policies and Procedures to its clients. The legal department will provide any client, upon written request, with a tabulation of how such client's proxies were voted by BCM. BAMCO will follow the same procedures with respect to its sub-advised fund clients.

For BAMCO managed Funds, a quarterly proxy voting report shall be provided to the Board of each Fund. Form N-PX will be filed with the SEC no later than August 31 for each year ended June 30 by the legal department. The Funds will also include in their SAIs, pursuant to Item 13(F) of Form N-1A, a description of the policies and procedures that BAMCO uses when a vote presents a conflict of interest between the Funds' shareholders and BAMCO. The Funds' SAIs will also state the location of each of the Funds' Form N-PX disclosing how each of the Funds' proxies relating to portfolio securities were voted during the most recent 12-month period ended June 30. The Funds will include in their semi-annual report and annual reports to shareholders a statement that the Funds' proxy voting policies and procedures are available without charge on the Fund's website, www.BaronFunds.com, or by calling 1-800-99-BARON, and on the SEC's website at www.sec.gov for the most recent twelve-month period ending June 30 is available on or through the Funds' website and on the SEC's website. Such information will be posted to the website as soon as reasonably practicable after the filing with the SEC. The Funds will also include in their semi-annual report and annual reports to shareholders a statement that the


50


Funds' proxy voting record for the most recent twelve-month period ending June 30 is available on or through the Funds' website and on the SEC's website. Such information will be posted to the website as soon as reasonably practicable after filing with the SEC.

RECORDKEEPING

Rule 204-2 under the Advisers Act, as amended, requires that the Adviser retain
(i) its proxy voting policies and procedures; (ii) proxy statements received regarding client securities; (iii) records of votes it cast on behalf of clients; (iv) records of client requests for proxy voting information and (v) any documents prepared by the investment adviser that were material to making a decision how to vote or that memorialized the basis for the decision. The Adviser will keep all written requests from clients and any written response from the Adviser (to either a written or an oral request). The Adviser may rely on proxy statements filed on the SEC's EDGAR system instead of keeping its own copies, and may rely on proxy statements and records of proxy votes cast by the Adviser that are maintained with a third party such as a proxy voting service, provided that the Adviser has obtained an undertaking from the third party to provide a copy of the documents promptly upon request.

Cohen & Steers Capital Management, Inc.

This statement sets forth the policies and procedures that Cohen & Steers Capital Management, Inc. ("C&S") follows in exercising voting rights with respect to securities held in our client portfolios. All proxy-voting rights that are exercised by C&S shall be subject to this Statement of Policy and Procedures.

I. Objectives

Voting rights are an important component of corporate governance. C&S has three overall objectives in exercising voting rights:

A. Responsibility. C&S shall seek to ensure that there is an effective means in place to hold companies accountable for their actions. While management must be accountable to its board, the board must be accountable to a company's shareholders. Although accountability can be promoted in a variety of ways, protecting shareholder voting rights may be among our most important tools.

B. Rationalizing Management and Shareholder Concerns. C&S seeks to ensure that the interests of a company's management and board are aligned with those of the company's shareholders. In this respect, compensation must be structured to reward the creation of shareholder value.

C. Shareholder Communication. Since companies are owned by their shareholders, C&S seeks to ensure that management effectively communicates with its owners about the company's business operations and financial performance. It is only with effective communication that shareholders will be able to assess the performance of management and to make informed decisions on when to buy, sell or hold a company's securities.

II. General Principles

In exercising voting rights, C&S shall conduct itself in accordance with the general principles set forth below.

1. The ability to exercise a voting right with respect to a security is a valuable right and, therefore, must be viewed as part of the asset itself.

2. In exercising voting rights, C&S shall engage in a careful evaluation of issues that may materially affect the rights of shareholders and the value of the security.

3. Consistent with general fiduciary principles, the exercise of voting rights shall always be conducted with reasonable care, prudence and diligence.

4. In exercising voting rights on behalf of clients, C&S shall conduct itself in the same manner as if C&S were the constructive owner of the securities.

5. To the extent reasonably possible, C&S shall participate in each shareholder voting opportunity.

6. Voting rights shall not automatically be exercised in favor of management-supported proposals.

7. C&S, and its officers and employees, shall never accept any item of value in consideration of a favorable proxy voting decision.

III. General Guidelines

Set forth below are general guidelines that C&S shall follow in exercising proxy voting rights:

Prudence

In making a proxy voting decision, C&S shall give appropriate consideration to all relevant facts and circumstances, including the value of the securities to be voted and the likely effect any vote may have on that value. Since voting rights must be exercised on the basis of an informed judgment, investigation shall be a critical initial step.

Third Party Views


                                                                              51


While C&S may consider the views of third parties, C&S shall never base a proxy voting decision solely on the opinion of a third party. Rather, decisions shall be based on a reasonable and good faith determination as to how best to maximize shareholder value.

Shareholder Value

Just as the decision whether to purchase or sell a security is a matter of judgment, determining whether a specific proxy resolution will increase the market value of a security is a matter of judgment as to which informed parties may differ. In determining how a proxy vote may affect the economic value of a security, C&S shall consider both short-term and long-term views about a company's business and prospects, especially in light of our projected holding period on the stock (e.g., C&S may discount long-term views on a short-term holding).

IV. Specific Issues

Set forth below are guidelines as to how specific proxy voting issues shall be analyzed and assessed. While these guidelines will provide a framework for our decision making process, the mechanical application of these guidelines can never address all proxy voting decisions. When new issues arise or old issues present nuances not encountered before, C&S must be guided by its reasonable judgment to vote in a manner that C&S deems to be in the best interests of its clients.

A. Stock-Based Compensation

Approval of Plans or Plan Amendments. By their nature, compensation plans must be evaluated on a case-by-case basis. As a general matter, C&S always favors compensation plans that align the interests of management and shareholders. C&S generally approves compensation plans under the following conditions:

10% Rule. The dilution effect of the newly authorized shares, plus the shares reserved for issuance in connection with all other stock related plans, generally should not exceed 10%.

Exercise Price. The minimum exercise price of stock options should be at least equal to the market price of the stock on the date of grant.

Plan Amendments. Compensation plans should not be materially amended without shareholder approval.

Non-Employee Directors. Awards to non-employee directors should not be subject to management discretion, but rather should be made under non-discretionary grants specified by the terms of the plan.

Repricing/Replacement of Underwater Options. Stock options generally should not be re-priced, and never should be re-priced without shareholder approval. In addition, companies should not issue new options, with a lower strike price, to make up for previously issued options that are substantially underwater. C&S will vote against the election of any slate of directors that, to its knowledge, has authorized a company to re-price or replace underwater options during the most recent year without shareholder approval.

Reload/Evergreen Features. We will generally vote against plans that enable the issuance of reload options and that provide an automatic share replenishment ("evergreen") feature.

Measures to Increase Executive Long-Term Stock Ownership. We support measures to increase the long-term stock ownership by a company's executives. These include requiring senior executives to hold a minimum amount of stock in a company (often expressed as a percentage of annual compensation), requiring stock acquired through option exercise to be held for a certain minimum amount of time, and issuing restricted stock awards instead of options. In this respect, we support the expensing of option grants because it removes the incentive of a company to issue options in lieu of restricted stock. We also support employee stock purchase plans, although we generally believe the discounted purchase price should be at least 85% of the current market price.

Vesting. Restricted stock awards normally should vest over at least a two-year period.

Other stock awards. Stock awards other than stock options and restricted stock awards should be granted in lieu of salary or a cash bonus, and the number of shares awarded should be reasonable.

B. Change of Control Issues

While we recognize that a takeover attempt can be a significant distraction for the board and management to deal with, the simple fact is that the possibility of a corporate takeover keeps management focused on maximizing shareholder value. As a result, C&S opposes measures that are designed to prevent or obstruct corporate takeovers because they can entrench current management. The following are C&S's guidelines on change of control issues:

Shareholder Rights Plans. C&S acknowledges that there are arguments for and against shareholder rights plans, also known as "poison pills." Companies should put their case for rights plans to shareholders. We generally vote against any directors who, without shareholder approval, to our knowledge have instituted a new poison pill plan, extended an existing plan, or adopted a new plan upon the expiration of an existing plan during the past year.

Golden Parachutes. C&S opposes the use of accelerated employment contracts that result in cash grants of greater than three times annual compensation (salary and bonus) in the event of termination of employment following a change in control of a company. In


52


general, the guidelines call for voting against "golden parachute" plans because they impede potential takeovers that shareholders should be free to consider. We generally withhold our votes at the next shareholder meeting for directors who to our knowledge approved golden parachutes.

Approval of Mergers - C&S votes against proposals that require a super-majority of shareholders to approve a merger or other significant business combination. We support proposals that seek to lower super-majority voting requirements.

C. Routine Issues

Director Nominees in a Non-Contested Election - C&S generally votes in favor of management proposals on director nominees.

Director Nominees in a Contested Election - By definition, this type of board candidate or slate runs for the purpose of seeking a significant change in corporate policy or control. Therefore, the economic impact of the vote in favor of or in opposition to that director or slate must be analyzed using a higher standard normally applied to changes in control. Criteria for evaluating director nominees as a group or individually should include: performance; compensation, corporate governance provisions and takeover activity; criminal activity; attendance at meetings; investment in the company; interlocking directorships; inside, outside and independent directors; whether the chairman and CEO titles are held by the same person; number of other board seats; and other experience. It is impossible to have a general policy regarding director nominees in a contested election.

Board Composition - C&S supports the election of a board that consists of at least a majority of independent directors. We generally withhold our support for non-independent directors who serve on a company's audit, compensation and/or nominating committees. We also generally withhold support for director candidates who have not attended a sufficient number of board or committee meetings to effectively discharge their duties as directors.

Classified Boards - Because a classified board structure prevents shareholders from electing a full slate of directors at annual meetings, C&S generally votes against classified boards. We vote in favor of shareholder proposals to declassify a board of directors unless a company's charter or governing corporate law allows shareholders, by written consent, to remove a majority of directors at any time, with or without cause.

Barriers to Shareholder Action - We vote to support proposals that lower the barriers to shareholder action. This includes the right of shareholders to call a meeting and the right of shareholders to act by written consent.

Cumulative Voting - Having the ability to cumulate our votes for the election of directors - that is, cast more than one vote for a director about whom they feel strongly - generally increases shareholders' rights to effect change in the management of a corporation. We generally support, therefore, proposals to adopt cumulative voting.

Ratification of Auditors - Votes generally are cast in favor of proposals to ratify an independent auditor, unless there is a reason to believe the auditing firm is no longer performing its required duties or there are exigent circumstances requiring us to vote against the approval of the recommended auditor. For example, our general policy is to vote against an independent auditor that receives more than 50% of its total fees from a company for non-audit services.

D. Stock Related Items

Increase Additional Common Stock - C&S's guidelines generally call for approval of increases in authorized shares, provided that the increase is not greater than three times the number of shares outstanding and reserved for issuance (including shares reserved for stock-related plans and securities convertible into common stock, but not shares reserved for any poison pill plan).

Votes generally are cast in favor of proposals to authorize additional shares of stock except where the proposal:

1. creates a blank check preferred stock; or

2. establishes classes of stock with superior voting rights.

Blank Check Preferred Stock - Votes generally are cast in opposition to management proposals authorizing the creation of new classes of preferred stock with unspecific voting, conversion, distribution and other rights, and management proposals to increase the number of authorized blank check preferred shares. C&S may vote in favor of this type of proposal when it receives assurances to its reasonable satisfaction that (i) the preferred stock was authorized by the board for the use of legitimate capital formation purposes and not for anti-takeover purposes, and (ii) no preferred stock will be issued with voting power that is disproportionate to the economic interests of the preferred stock. These representations should be made either in the proxy statement or in a separate letter from the company to C&S.

Preemptive Rights - Votes are cast in favor of shareholder proposals restoring limited preemptive rights.

Dual Class Capitalizations - Because classes of common stock with unequal voting rights limit the rights of certain shareholders, C&S votes against adoption of a dual or multiple class capitalization structure.

E. Social Issues


                                                                              53


C&S believes that it is the responsibility of the board and management to run a company on a daily basis. With this in mind, in the absence of unusual circumstances, we do not believe that shareholders should be involved in determining how a company should address broad social and policy issues. As a result, we generally vote against these types of proposals, which are generally initiated by shareholders, unless we believe the proposal has significant economic implications.

F. Other Situations

No set of guidelines can anticipate all situations that may arise. Our portfolio managers and analysts will be expected to analyze proxy proposals in an effort to gauge the impact of a proposal on the financial prospects of a company, and vote accordingly. These policies are intended to provide guidelines for voting. They are not, however, hard and fast rules because corporate governance issues are so varied.

G. Section 12(d)(1)(F) Investment Companies

Proxy proposals of registered investment companies that are portfolio holdings of any fund relying on Section 12(d)(1)(F) of the Investment Company Act of 1940 ("Section 12(d)(1)(F) Fund") for which C&S is the adviser shall be voted in accordance with the requirements of that Section. That is, C&S either will have the Section 12(d)(1)(F) Fund seek instructions from its shareholders with regard to the voting of a proxy of such registered investment company and vote such proxy only in accordance with such instructions, or will vote the shares held by the Section 12(d)(1)(F) Fund in the same proportion as the vote of all other holders of such registered investment company securities.

V. Proxy Voting Procedures

C&S shall maintain a record of all voting decisions for the period required by applicable laws. In each case in which C&S votes contrary to the stated policies set forth in these guidelines, the record shall indicate the reason for such a vote.

The Investment Committee of C&S shall have responsibility for voting proxies. The Investment Committee shall appoint a designee (the "Designee") who shall be responsible for ensuring that the Investment Committee is aware of all upcoming proxy voting opportunities. The Designee shall ensure that proxy votes are properly recorded and that the requisite information regarding each proxy voting opportunity is maintained. The General Counsel of C&S shall have overall responsibility for ensuring that C&S complies with all proxy voting requirements and procedures.

VI. Recordkeeping

The Designee shall be responsible for recording and maintaining the following information with respect to each proxy voted by C&S:
 o Name of the company
 o Ticker symbol
 o CUSIP number
 o Shareholder meeting date
 o Brief identification of each matter voted upon
 o Whether the matter was proposed by management or a shareholder
 o Whether C&S voted on the matter
 o If C&S voted, then how C&S voted
 o Whether C&S voted with or against management

The General Counsel of C&S shall be responsible for maintaining and updating these Policies and Procedures, and for maintaining any records of written client requests for proxy voting information. The General Counsel shall ensure that the Investment Committee maintains documents that were prepared by C&S and were deemed material to making a voting decision or that memorialized the basis for the decision.

C&S shall rely on the SEC's EDGAR filing system with respect to the requirement to maintain proxy materials regarding client securities.

II. Conflicts of Interest

There may be situations in which C&S may face a conflict between its interests and those of its clients or fund shareholders. Potential conflicts are most likely to fall into three general categories:

o Business Relationships - This type of conflict would occur if C&S or an affiliate has a substantial business relationship with the company or a proponent of a proxy proposal relating to the company (such as an employee group) such that failure to vote in favor of management (or the proponent) could harm the relationship of C&S or its affiliate with the company or proponent. In the context of C&S, this could occur if Cohen & Steers Capital Advisors, a wholly owned subsidiary of C&S ("Capital Advisors"), has a material business relationship with a company that C&S has invested in on behalf of its clients, and C&S is encouraged to vote in favor of management as an inducement to acquire or maintain the Capital Advisors relationship.


54


o Personal Relationships - C&S or an affiliate could have a personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors or director nominees.

o Familial Relationships - C&S or an affiliate could have a familial relationship relating to a company (e.g., spouse or other relative who serves as a director or nominee of a public company).

The next step is to identify if a conflict is material. A material matter is one that is reasonably likely to be viewed as important by the average shareholder. Materiality will be judged under a two-step approach:

o Financial Based Materiality - C&S presumes a conflict to be non-material unless it involves at least $500,000.

o Non-Financial Based Materiality - Non-financial based materiality would impact the members of the C&S Investment Committee, who are responsible for making proxy voting decisions.

Finally, if a material conflict exists, C&S shall vote in accordance with the advice of a proxy voting service. C&S currently uses ISS to provide advice on proxy voting decisions.

The General Counsel of C&S shall have responsibility for supervising and monitoring conflicts of interest in the proxy voting process according to the following process:

1. Identifying Conflicts - The General Counsel of C&S is responsible for monitoring the relationships of Capital Advisors for purposes of C&S's Inside Information Policies and Procedures. The General Counsel of C&S(or his designee) maintains a watch list and a restricted list. The Investment Committee is unaware of the content of the watch list and therefore it is only those companies on the restricted list, which is made known to everyone at C&S, for which potential concerns might arise. When a company is placed on the restricted list, the General Counsel of C&S(or his designee) shall promptly inquire of the Designee as to whether there is a pending proxy voting opportunity with respect to that company, and continue to inquire on a weekly basis until such time as the company is no longer included on the restricted list. When there is a proxy voting opportunity with respect to a company that has been placed on the restricted list, the General Counsel of C&S shall inform the Investment Committee that no proxy vote is to be submitted for that company until the General Counsel completes the conflicts analysis.

For purposes of monitoring personal or familial relationships, the General Counsel of C&S (or his designee) shall notify on at least an annual basis the members of the Investment Committee of their obligation to disclose any personal or familial relationships with a portfolio company that could raise potential conflict of interest concerns. Investment Committee members shall also advise the General Counsel of C&S (or his designee) if (i) there are material changes to any previously furnished information, (ii) a person with whom a personal or familial relationship exists is subsequently nominated as a director or (iii) a personal or familial relationship exists with any proponent of a proxy proposal or a participant in a proxy contest.

2. Identifying Materiality - The General Counsel of C&S (or his designee) shall be responsible for determining whether a conflict is material. He shall evaluate financial based materiality in terms of both actual and potential fees to be received. Non-financial based items impacting a member of the Investment Committee shall be presumed to be material.

3. Communication with Investment Committee; Voting of Proxy - If the General Counsel of C&S determines that the relationship between Capital Advisors and a company is financially material, he shall communicate that information to the members of the Investment Committee and instruct them, and the Designee, that C&S will vote its proxy based on the advice of ISS or other consulting firm then engaged by C&S. Any personal or familial relationship, or any other business relationship, that exists between a company and any member of the Investment Committee shall be presumed to be material, in which case C&S again will vote its proxy based on the advice of ISS or other consulting firm then engaged by C&S. The fact that a member of the Investment Committee personally owns securities issued by a company will not disqualify C&S from voting common stock issued by that company, since the member's personal and professional interests will be aligned.

In cases in which C&S will vote its proxy based on the advice of ISS or other consulting firm then engaged by C&S, the General Counsel of C&S(or his designee) shall be responsible for ensuring that the Designee votes proxies in this manner. The General Counsel of C&S will maintain a written record of each instance when a conflict arises and how the conflict is resolved (e.g., whether the conflict is judged to be material, the basis on which the materiality is decision is made and how the proxy is voted).

VIII. Cohen & Steers Funds

Proxies relating to portfolio securities held by any Cohen & Steers Fund shall be voted in accordance with this Statement of Policies and Procedures. For this purpose, the Board of Directors of the Cohen & Steers Funds has delegated to C&S the responsibility for voting proxies on behalf of the Funds. The General Counsel of C&S shall make an annual presentation to the Board regarding this Statement of Policy and Procedures, including whether any revisions are recommended, and shall report to the Board at each regular, quarterly meeting with respect to any conflict of interest situation that arose regarding the proxy voting process.

IV. Annual Review; Reporting


                                                                              55


The chief compliance officer (CCO) of C&S (or his designee) shall conduct an annual review to assess compliance with these policies and procedures. This review will include sampling a limited number of proxy votes during the prior year to determine if they were consistent with these policies and procedures. The results of this review will be reported to the General Counsel of C&S and the CCO of the Funds.

Any violations of these policies and procedures shall be reported to the General Counsel or CCO of C&S. If the violation relates to any Cohen & Steers Fund, the General Counsel or CCO of C&S shall report such violation to the CCO of the Funds.

Delaware Management Company

The Funds have formally delegated to the manager the ability to make all proxy voting decisions in relation to portfolio securities held by the Funds. If and when proxies need to be voted on behalf of the Funds, the Manager will vote such proxies pursuant to its Proxy Voting Policies and Procedures (the "Procedures"). The Manager has established a Proxy Voting Committee (the "Committee") which is responsible for overseeing the Manager's proxy voting process for the Funds. One of the main responsibilities of the Committee is to review and approve the Procedures to ensure that the Procedures are designed to allow the Manager to vote proxies in a manner consistent with the goal of voting in the best interests of the Funds.

In order to facilitate the actual process of voting proxies, the Manager has contracted with Institutional Shareholder Services ("ISS") to analyze proxy statements on behalf of the Funds and other clients of the Manager and vote proxies generally in accordance with the Procedures. The Committee is responsible for overseeing ISS's proxy voting activities. If a proxy has been voted for the Funds, ISS will create a record of the vote. Beginning no later than August 31 of each year, information (if any) regarding how the Fund voted proxies relating to each Fund's portfolio securities during the most recent 12-month period ended June 30 is available without charge: (i) through the Funds' website at delawareinvestments.com; and (ii) on the SEC's website at http://www.sec.gov.

The Procedures contain a general guideline that recommendations of company management on an issue (particularly routine issues) should be given a fair amount of weight in determining how proxy issues should be voted. However, the Manager will normally vote against management's position when it runs counter to its specific Proxy Voting Guidelines (the "Guidelines"), and the Manager will also vote against management's recommendation when it believes that such position is not in the best interests of the Funds.

As stated above, the Procedures also list specific Guidelines on how to vote proxies on behalf of the Fund. Some examples of the Guidelines are as follows:
(i) generally vote for shareholder proposals asking that a majority or more of directors be independent; (ii) generally vote against proposals to require a supermajority shareholder vote; (iii) votes on mergers and acquisitions should be considered on a case-by-case basis, determining whether the transaction enhances shareholder value; (iv) generally vote against proposals to create a new class of common stock with superior voting rights; (v) generally vote re-incorporation proposals on a case-by-case bases; (vi) votes with respect to equity-based compensation plans are generally determined on a case-by-case basis; and (vii) g enerally vote for proposales requesting reports on the level of greenhouse gas emissions from a company's operations and products.

Because the Funds have delegated proxy voting to the Manager, the Funds are not expected to encounter any conflict of interest issues regarding proxy voting and therefore does not have procedures regarding this matter. However, the Manager does have a section in its Procedures that addresses the possibility of conflicts of interest. Most proxies which the Manager receives on behalf of the Funds are voted by ISS in accordance with the Procedures. Because almost all Fund proxies are voted by ISS pursuant to the pre-determined Procedures, it normally will not be necessary for the Manager to make an actual determination of how to vote a particular proxy, thereby largely eliminating conflicts of interest for the Manager during the proxy voting process. In the very limited instances where the Manager is considering voting a proxy contrary to ISS's recommendation, the Committee will first assess the issue to see if there is any possible conflict of interest involving the Manager or affiliated persons of the Manager. If a member of the Committee has actual knowledge of a conflict of interest, the Committee will normally use another independent third party to do additional research on the particular proxy issue in order to make a recommendation to the Committee on how to vote the proxy in the best interests of the Funds. The Committee will then review the proxy voting materials and recommendation provided by ISS and the independent third party to determine how to vote the issue in a manner which the Committee believes is consistent with the Procedures and in the best interests of the Funds.


Fidelity Management & Research Company

General Principals

Except as set forth herein, FMR will generally vote in favor of routine management proposals. FMR will generally oppose shareholder proposals that do not appear reasonably likely to enhance the economic returns or profitability of the portfolio company or to maximize shareholder value.

Non-routine proposals will generally be voted in accordance with the guidelines.

Non-routine proposals not covered by the following guidelines or other special circumstances will be evaluated on a case-by-case basis with input from the appropriate FMR analyst or portfolio manager, as applicable, subject to review by the General Counsel or

56

Compliance Officer of FMR or the General Counsel of FMR Corp. A significant pattern of such proposals or other special circumstances will be referred to the Operations Committee or its designee.

Voting of shares will be conducted in a manner consistent with the best interests of mutual fund shareholders as follows: (i) securities of a portfolio company will generally be voted in a manner consistent with the Proxy Voting Guidelines; and (ii) voting will be done without regard to any other Fidelity companies' relationship, business or otherwise, with that portfolio company.

The FMR Investment & Advisor Compliance Department votes proxies. In the event an Investment & Advisor Compliance employee has a personal conflict with a portfolio company or an employee or director of a portfolio company, that employee will withdraw from making any proxy voting decisions with respect to that portfolio company. A conflict of interest arises when there are factors that may prompt one to question whether a Fidelity employee is acting solely in the best interests of Fidelity and its customers. Employees are expected to avoid situations that could present even the appearance of a conflict between their interests and the interests of Fidelity and its customers.

Definitions

Large capitalization company - a company included in the Russell 1000 stock index.

Small capitalization company - a company not included in the Russell 1000 stock index.

Anti-takeover plan - includes fair price amendments; classified boards; "blank check" preferred stock; golden and tin parachutes; supermajority provisions; poison pills; and any other plan that eliminates or limits shareholder rights.

Poison Pill Plan - a strategy employed by a potential take-over / target company to make its stock less attractive to an acquirer. Such Plans are generally designed to dilute the acquirer's ownership and value in the event of a take-over.

Golden parachute - accelerated options and/or employment contracts for officers and directors that will result in a lump sum payment of more than three times annual compensation (salary and bonus) in the event of termination following a change in control.

Tin parachute - accelerated options and/or employment contracts for employees beyond officers and directors that will result in a lump sum payment in the event of termination.

Sunset provision - a condition in a charter or plan that specifies an expiration date.

Greenmail - payment of a premium to a raider trying to take over a company through a proxy contest or other means.

Directors

Incumbent Directors

FMR will generally vote in favor of incumbent and nominee directors except where one or more such directors clearly appear to have failed to exercise reasonable judgment. FMR will also generally withhold authority on the election of directors if:

1) An anti-takeover provision was introduced, an anti-takeover provision was extended, or a new anti-takeover provision was adopted upon the expiration of an existing anti-takeover provision, without shareholder approval except as set forth below.

    With respect to poison pills, FMR will consider not withholding authority on the election of directors if all of the following conditions are met when a poison pill is introduced, extended, or adopted:

     o The poison pill includes a sunset provision of less than 5 years;

     o The poison pill is linked to a business strategy that will result in greater value for the shareholders; and

     o Shareholder approval is required to reinstate the poison pill upon expiration.

    FMR will also not consider withholding authority on the election of directors when one or more of the conditions above are not met if the board is willing to strongly consider seeking shareholder ratification of, or adding a sunset provision meeting the above conditions to, an existing poison pill. In such a case, if the company does not take appropriate action prior to the next annual shareholder meeting, FMR will withhold authority on the election of directors.

2) The company refuses, upon request by FMR, to amend a Poison Pill Plan to allow Fidelity to hold an aggregate position of up to 20% of a company's total voting securities and of any class of voting securities.

3) Within the last year and without shareholder approval, the company's board of directors or compensation committee has repriced outstanding options held by officers and directors which, together with all other options repriced under the same stock option plan (whether held by officers, directors, or other employees) exceed 5% (for a large capitalization company) or 10% (for a small capitalization company) of the shares authorized for grant under the plan.

4) The company failed to act in the best interests of shareholders when approving executive compensation, taking into account such factors as: (i) whether the company used an independent compensation committee; and (ii) whether the compensation committee engaged independent compensation consultant.

                                                                              57

5) The company made a commitment to FMR to resolve an agenda item that was inconsistent with FMR's guidelines and management of the company has failed to act on that commitment.

Indemnification

FMR will generally vote in favor of charter and by-law amendments expanding the indemnification of Directors and/or limiting their liability for breaches of care unless FMR is otherwise dissatisfied with the performance of management or the proposal is accompanied by anti-takeover measures.

Independent Chairperson

FMR will generally vote against shareholder proposals calling for or recommending the appointment of a non-executive or independent chairperson. However, FMR will consider voting for such proposals in limited cases if, based upon particular facts and circumstances, appointment of a non-executive or independent chairperson appears likely to further the interests of shareholders and to promote effective oversight of management by the board of directors.

Majority Director Elections

FMR will generally vote against shareholder proposals calling for a company to adopt a simple majority vote standard for the election of directors. However, FMR will consider supporting such proposals in limited cases if, based upon particular facts and circumstances, the adoption of a simple majority vote standard appears reasonably likely to enhance shareholder returns and there are no risks to the ongoing operation of the company if adopted.

Compensation

Equity Award Plans (including stock options, restricted stock awards, and other stock awards)

FMR will generally vote against Equity Award Plans or amendments to authorize additional shares under such plans if:

    1)a) The dilution effect of the shares authorized under the plan, plus the shares reserved for issuance pursuant to all other stock plans, is greater than 10% (for large capitalization companies) or 15% (for small capitalization companies) and (b) there were no circumstances specific to the company or the plans that lead FMR to conclude that the level of dilution in the Plan or the amendments is acceptable.

    2) In the case of stock option plans, (a) the offering price of options is less than 100% of fair market value on the date of grant, except that the offering price may be as low as 85% of fair market value if the discount is expressly granted in lieu of salary or cash bonus; (b) the plan's terms allow repricing of underwater options; or (c) the Board/Committee has repriced options outstanding under the plan in the past 2 years.

    However, option repricing may be acceptable if all of the following conditions, as specified by the plan's express terms or board resolution, are met:

         The repricing is rarely used and, when used, is authorized by a compensation committee composed entirely of independent directors to fulfill a legitimate corporate purpose such as retention of a key employee;

         The repricing is limited to no more than 5% (large capitalization company) or 10% (small capitalization company) of the shares currently authorized for grant under the plan.

    3) The Board may materially alter the plan without shareholder approval, including by increasing the benefits accrued to participants under the plan; increasing the number of securities which may be issued under the plan; modifying the requirements for participation in the plan; or including a provision allowing the Board to lapse or waive restrictions at its discretion.

     4) The granting of awards to non-employee directors is subject to management discretion.

    5) In the case of stock awards, the restriction period, or holding period after exercise, is less than 3 years for non-performance-based awards, and less than 1 year for performance-based awards.

FMR will consider approving an Equity Award Plan or an amendment to authorize additional shares under such plan if, without complying with guidelines 2(a), 3, and 4 immediately above, the following two conditions are met:

     1) The shares are granted by a compensation committee composed entirely of independent directors; and

    2) The shares are limited to 5% (large capitalization company) and 10% (small capitalization company) of the shares authorized for grant under the plan.

Equity Exchanges and Repricing

FMR will generally vote in favor of a management proposal to exchange shares or reprice outstanding options if the proposed exchange or repricing is consistent with the interests of shareholders, taking into account such factors as:

58

1) Whether the proposal excludes senior management and directors;

2) Whether the equity proposed to be exchanged or repriced exceeded FMR's dilution thresholds when initially granted;

3) Whether the exchange or repricing proposal is value neutral to shareholders based upon an acceptable pricing model;

4) The company's relative performance compared to other companies within the relevant industry or industries;

5) Economic and other conditions affecting the relevant industry or industries in which the company competes; and

6) Any other facts or circumstances relevant to determining whether an exchange or repricing proposal is consistent with the interests of shareholders.

Employee Stock Purchase Plans

FMR will generally vote against employee stock purchase plans if the plan violates any of the criteria in section IV(A) above, except that the minimum stock purchase price may be equal to or greater than 85% of the stock's fair market value if the plan constitutes a reasonable effort to encourage broad based participation in the company's equity. In the case of non-U.S. company stock purchase plans, FMR may permit a lower minimum stock purchase price equal to the prevailing "best practices" in the relevant non-U.S. market, provided that the minimum stock purchase price must be at least 75% of the stock's fair market value.

Employee Stock Ownership Plans (ESOPs)

FMR will generally vote in favor of non-leveraged ESOPs. For leveraged ESOPs, FMR may examine the company's state of incorporation, existence of supermajority vote rules in the charter, number of shares authorized for the ESOP, and number of shares held by insiders. FMR may also examine where the ESOP shares are purchased and the dilution effect of the purchase. FMR will generally vote against leveraged ESOPs if all outstanding loans are due immediately upon change in control.

Executive Compensation

FMR will generally vote against management proposals on stock-based compensation plans or other compensation plans if such proposals are inconsistent with the interests of shareholders, taking into account such factors as: (i) whether the company has an independent compensation committee; and (ii) whether the compensation committee has authority to engage independent compensation consultants.

Anti-Takeover Plans

FMR will generally vote against a proposal to adopt or approve the adoption of an anti-takeover plan unless:

    1) The proposal requires that shareholders be given the opportunity to vote on the adoption of anti-takeover provision amendments.

     2) The anti-takeover plan includes the following:

     o the board has adopted an anti-takeover plan with a sunset provision of no greater than 5 years;

     o the anti-takeover plan is linked to a business strategy that is expected to result in greater value for the shareholders;

     o shareholder approval is required to reinstate the anti-takeover plan upon expiration;

    o the anti-takeover plan contains a provision suspending its application, by shareholder referendum, in the event a potential acquirer announces a bona fide offer, made for all outstanding shares; and

    o the anti-takeover plan allows the Fidelity funds to hold an aggregate position of up to 20% of a company's total voting securities and of any class of voting securities.

     3) It is an anti-greenmail proposal that does not include other anti-takeover provisions.

     4) It is a fair price amendment that considers a two-year price history or less.

FMR will generally vote in favor of proposals to eliminate anti-takeover plans. In the case of proposals to declassify a board of directors, FMR will generally vote against such a proposal if the issuer's Articles of Incorporation or applicable statutes include a provision whereby a majority of directors may be removed at any time, with or without cause, by written consent, or other reasonable procedures, by a majority of shareholders entitled to vote for the election of directors.

Capital Structure / Incorporation

Increases in Common Stock

FMR will generally vote against a provision to increase a Company's common stock if such increase is greater than 3 times outstanding and scheduled to be issued shares, including stock options, except in the case of real estate investment trusts, where an increase of up to 5 times is generally acceptable.

                                                                              59

New Classes of Shares

FMR will generally vote against the introduction of new classes of stock with differential voting rights.

Cumulative Voting Rights

FMR will generally vote in favor of introduction and against elimination of cumulative voting rights where this is determined to enhance portfolio interests of minority shareholders.

Acquisition or Business Combination Statutes

FMR will generally vote in favor of proposed amendments to a company's certificate of incorporation or by-laws that enable the company to opt out of the control shares acquisition or business combination statutes.

Incorporation or Reincorporation in Another State or Country

FMR will generally vote against shareholder proposals calling for or recommending that a portfolio company reincorporate in the United States and vote in favor of management proposals to reincorporate in a jurisdiction outside the United States if (i) it is lawful under United States, state and other applicable law for the company to be incorporated under the laws of the relevant foreign jurisdiction and to conduct its business and (ii) reincorporating or maintaining a domicile in the United States would likely give rise to adverse tax or other economic consequences detrimental to the interests of the company and its shareholders. However, FMR will consider supporting such shareholder proposals and opposing such management proposals in limited cases if, based upon particular facts and circumstances, reincorporating in or maintaining a domicile in the relevant foreign jurisdiction gives rise to significant risks or other potential adverse consequences that appear reasonably likely to be detrimental to the interests of the company or its shareholders.

Auditors

FMR will generally vote against shareholder proposals calling for or recommending periodic rotation of a portfolio company's auditor. FMR will consider voting for such proposals in limited cases if, based upon particular facts and circumstances, a company's board of directors and audit committee clearly appear to have failed to exercise reasonable business judgment in the selection of the company's auditor.

FMR will generally vote against shareholder proposals calling for or recommending the prohibition or limitation of the performance of non-audit services by a portfolio company's auditor. FMR will also generally vote against shareholder proposals calling for or recommending removal of a company's auditor due to, among other reasons, the performance of non-audit work by the auditor. FMR will consider voting for such proposals in limited cases if, based upon particular facts and circumstances, a company's board of directors and audit committee clearly appear to have failed to exercise reasonable business judgment in the oversight of the performance of the auditor of audit or non-audit services for the company.

Other

Voting Process

FMR will generally vote in favor of proposals to adopt Confidential Voting and Independent Vote Tabulation practices.

Regulated Industries

Voting of shares in securities of any regulated industry (e.g., U.S. banking) organization shall be conducted in a manner consistent with conditions that may be specified by the industry's regulator (e.g., the Federal Reserve Board) for a determination under applicable law (e.g., federal banking law) that no Fund or group of Funds has acquired control of such organization.

Janus Capital Management LLC Proxy Voting

December 2004

Janus seeks to vote proxies in the best interests of if its clients.For any mutual fund advised or subadvised by Janus and for which Janus has proxy voting authority, Janus will vote all proxies pursuant to the Janus Proxy Voting Guidelines (the "Janus Guidelines").With respect to Janus' non-mutual fund clients, Janus will not accept direction as to how to vote individual proxies for which it has voting responsibility from any other person or organization (other than the research and information provided by the Proxy Voting Service).Janus will only accept direction from its non-mutual fund clients to vote proxies for a client's account pursuant to 1) Janus' Proxy Voting Guidelines (the "Janus Guidelines") 2) the recommendations of Institutional Shareholder Services or3) the recommendations of Institutional Shareholder Services under their Proxy Voter Services program.

Proxy Voting Procedures

Janus developed the Janus Guidelines to influence how Janus portfolio managers vote proxies on securities held by the portfolios Janus manages.The Janus Guidelines, which include recommendations on most major corporate issues, have been developed by the Janus Proxy Voting Committee (the "Proxy Voting Committee") in consultation with Janus portfolio managers and Janus Capital's

60

Office of the Chief Investment Officer. In creating proxy voting recommendations, the Proxy Voting Committee analyzes proxy proposals from the prior year and evaluates whether those proposals would adversely affect shareholders' interests.Once the Proxy Voting Committee establishes its recommendations, they are distributed to Janus' portfolio managers and Janus Capital's Chief Investment Officer for input.Once agreed upon, the recommendations are implemented as the Janus Guidelines.Janus portfolio managers are responsible for proxy votes on securities they own in the portfolios they manage.Most portfolio managers vote consistently with the Janus Guidelines, however, a portfolio manager may choose to vote differently than the Janus Guidelines.

The role of the Proxy Voting Committee is to work with Janus portfolio management and Janus Capital's Chief Investment Officer to develop the Janus Guidelines.The Proxy Voting Committee also serves as a resource to portfolio management with respect to proxy voting and oversees the proxy voting process.The Proxy Voting Committee's oversight responsibilities include monitoring for and resolving material conflicts of interest with respect to proxy voting. Janus believes that application of the Janus Guidelines to vote mutual fund proxies should, in most cases, adequately address any possible conflicts of interest since the Janus Guidelines are pre-determined.However, for proxy votes that are inconsistent with the Janus Guidelines, the Proxy Voting Committee will review the proxy votes in order to determine whether the portfolio manager's voting rationale appears reasonable and no material conflicts exist.If the Proxy Voting Committee does not agree that the portfolio manager's rationale is reasonable, the Proxy Voting Committee will refer the matter to the Chief Investment Officer (or the Director of Research) to vote the proxy.

Janus has engaged an independent Proxy Voting Service to assist in the voting of proxies.The Proxy Voting Service also provides research and recommendations on proxy issues.Currently, the Proxy Voting Service is Institutional Shareholder Services (ISS), an industry expert in proxy voting issues and corporate governance matters.While Janus attempts to apply the Janus Guidelines to proxy proposals, Janus reserves the right to use ISS' in-depth analysis on more complex issues, including: executive compensation, foreign issuer proxies, and proposals that may not otherwise be addressed by the Guidelines.ISS is instructed to vote all proxies relating to portfolio securities in accordance with the Janus Guidelines, except as otherwise instructed by Janus.

Each Janus fund's proxy voting record for the one-year period ending each June 30this provided through Janus Capital's website.The proxy voting record for any mutual funds which are subadvised by Janus may be obtained from that fund's adviser.The proxy voting record for non-mutual fund clients is available on an annual basis and only upon request from a client's account representative. Copies of the complete Janus Guidelines and Procedures are also available upon request from a client's account representative and as otherwise displayed on Janus Capital's website (Janus.com).

Proxy Voting Policy Summary

As discussed above, the Proxy Voting Committee has developed the Janus Guidelines for use in voting proxies.Below is a summary of some of the more significant Janus Guidelines.

Board of Directors Issues

Janus will generally vote in favor of slates of director candidates that are comprised of a majority of independent directors. Janus will generally vote in favor of proposals to increase the minimum number of independent directors.Janus will generally oppose non-independent directors who serve on the audit, compensation and/or nominating committees of the board.

Auditor Issues

Janus will generally oppose proposals asking for approval of auditors which have a substantial non-audit relationship with a company.

Executive Compensation Issues

Janus reviews executive compensation plans on a case-by-case basis using research provided by the Proxy Voting Service Provider. Janus will generally oppose proposed equity-based compensation plans which contain stock option plans that are excessively dilutive. In addition, Janus will generally oppose proposals regarding the issuance of options with an exercise price below market price and the issuance of reload options (stock option that is automatically granted if an outstanding stock option is exercised during a window period). Janus will also generally oppose proposals regarding the repricing of underwater options.

General Corporate Issues

Janus will generally oppose proposals regarding supermajority voting rights.Janus will generally oppose proposals for different classes of stock with different voting rights.Janus will generally oppose proposals seeking to implement measures designed to prevent or obstruct corporate takeovers. Janus will also review proposals relating to mergers, acquisitions, tender offers and other similar actions on a case by case basis.

Shareholder Proposals

If a shareholder proposal is specifically addressed by the Janus Guidelines, Janus will generally vote pursuant to that Janus Guideline.Janus will generally abstain from voting on shareholder proposals that are moral or ethical in nature or place arbitrary constraints on the board or management of a company.Janus will solicit additional research from its proxy voting service provider for proposals outside the scope of the Janus Guidelines.

(Revised December 2004)

                                                                              61


Mondrian Investment Partners Limited


The Fund has formally delegated to its investment adviser, Mondrian Investment Partners Ltd. (the "Adviser"), the ability to make all proxy voting decisions in relation to portfolio securities held by the Fund. The Adviser will vote proxies on behalf of the Fund pursuant to its Proxy Voting Policies and Procedures (the "Procedures"). The Adviser has established a Proxy Voting Committee (the "Committee") which is responsible for overseeing the Adviser's proxy voting process for the Fund. One of the main responsibilities of the Committee is to review and approve the Procedures to ensure that the Procedures are designed to allow the Adviser to vote proxies in a manner consistent with the goal of voting in the best interests of the Fund.

In order to facilitate the actual process of voting proxies, the Adviser has contracted with Institutional Shareholder Services ("ISS") to analyze proxy statements on behalf of the Fund and other Adviser clients and vote proxies generally in accordance with the Procedures. After a proxy has been voted for the Fund, ISS will create a record of the vote that will be available to stockholders and filed with the SEC on a yearly basis beginning no later than August 31, 2004. The Committee is responsible for overseeing ISS's proxy voting activities.

The Procedures contain a general guideline that recommendations of company management on an issue (particularly routine issues) should be given a fair amount of weight in determining how proxy issues should be voted. However, the Adviser will normally vote against management's position when it runs counter to its specific Proxy Voting Guidelines (the "Guidelines"), and the Adviser will also vote against management's recommendation when it believes that such position is not in the best interests of the Fund.

As stated above, the Procedures also list specific Guidelines on how to vote proxies on behalf of the Fund. Some examples of the Guidelines are as follows:
(i) generally vote for shareholder proposals asking that a majority or more of directors be independent; (ii) generally vote against proposals to require a supermajority shareholder vote; (iii) generally vote for debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved; (iv) votes on mergers and acquisitions should be considered on a case-by-case basis, determining whether the transaction enhances shareholder value; (v) generally vote against proposals to create a new class of common stock with superior voting rights; (vi) generally vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable; (vii) generally vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms; (viii) votes with respect to management compensation plans are determined on a case-by-case basis; (ix) generally vote for reports on the level of greenhouse gas emissions from the company's operations and products; and (x) generally vote for proposals asking for a report on the feasibility of labeling products containing genetically modified ingredients.

Because the Fund has delegated proxy voting to the Adviser, the Fund obviously does not encounter any conflict of interest issues regarding proxy voting and therefore does not have procedures regarding this matter. The Adviser does have a section in its Procedures that addresses the possibility of conflicts of interest. Most proxies which the Adviser receives on behalf of the Fund are voted by ISS in accordance with the Procedures. Because almost all Fund proxies are voted by ISS pursuant to the pre-determined Procedures, it normally will not be necessary for the Adviser to make an actual determination of how to vote a particular proxy, thereby largely eliminating conflicts of interest for the Adviser during the proxy voting process. In the very limited instances where the Adviser is considering voting a proxy contrary to ISS's recommendation, the Committee will first assess the issue to see if there is any possible conflict of interest involving the Adviser or affiliated persons of the Adviser. If a member of the Committee has actual knowledge of a conflict of interest, the Committee will normally use another independent third party to do additional research on the particular proxy issue in order to make a recommendation to the Committee on how to vote the proxy in the best interests of the Fund. The Committee will then review the proxy voting materials and recommendation provided by ISS and the independent third party to determine how to vote the issue in a manner which the Committee believes is consistent with the Procedures and in the best interests of the Fund. In these instances, the Committee must come to a unanimous decision regarding how to vote the proxy, or they must vote the proxy in accordance with ISS's original recommendation.


T. Rowe Price Associates, Inc.


As an investment adviser to its clients, T. Rowe Price analyzes the proxy statements of issuers whose stock is owned by the investment companies that it sponsors and for which it serves as investment adviser.

Proxy Administration

The T. Rowe Price Proxy Committee develops positions on all major corporate issues, creates guidelines, and oversees the voting process. The Proxy Committee is composed of portfolio managers, investment operations managers, and internal legal counsel, analyzes proxy policies based on whether they would adversely affect shareholders' interests and make a company less attractive to own. In evaluating proxy policies each year, the Proxy Committee relies upon our own fundamental research, independent research provided by third parties, such as Institutional Shareholder Services (ISS) and Glass Lewis, and information presented by company managements and shareholder groups.

Once the Proxy Committee establishes its recommendations, they are distributed to the firm's portfolio managers as voting guidelines. Ultimately, the chairperson of each fund's Investment Adviosry Committee is responsible for deciding and voting on the proxy

62

proposals of companies in his or her fund. Because fund portfolio managers may have differences of opinion on portfolio companies and their proxies, or because their funds have different investment objectives, these factors among others, may lead to different votes between funds on the same proxies. When portfolio managers cast votes that are counter to the Proxy Committee's guidelines, they are required to document their reasons in writing to the Proxy Committee. Annually, the Proxy Committee and the fund's Board of Directors or Trustees review T. Rowe Price's proxy voting process, policies, and voting records.

T. Rowe Price has retained Institutional Shareholder Services, an expert in the proxy voting and corporate governance area, to provide proxy advisory and voting services. These services include in-depth research, analysis, and voting recommendations as well as vote execution, reporting, auditing, and consulting assistance for the handling of proxy voting responsibility and corporate governance-related efforts. While the Proxy Committee relies upon ISS research in establishing T. Rowe Price's voting guidelines-many of which are consistent with ISS positions-T. Rowe Price may deviate from ISS recommendations on general policy issues or specific proxy proposals.

Fiduciary Considerations

T. Rowe Price's decisions with respect to proxy issues are made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company. Proxies are voted solely in the interests of fund shareholders. Practicalities involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance. For example, portfolio managers might refrain from voting if they or our agents are required to appear in person at a shareholder meeting or if the exercise of voting rights results in the imposition of trading or other ownership restrictions.

Consideration Given Management Recommendations

When determining whether to invest in a particular company, one of the key factors T. Rowe Price considers is the quality and depth of its management. As a result, T. Rowe Price believes that recommendations of management on most issues should be given weight in determining how proxy issues should be voted.

T. Rowe Price Voting Policies

Specific voting guidelines have been established by the Proxy Committee for recurring issues that appear on proxies. The following is a summary of the more significant T. Rowe Price policies:

Election of Directors

T. Rowe Price generally supports slates with a majority of independent directors. T. Rowe Price withholds votes for outside directors that do not meet certain criteria relating to their independence or their inability to dedicate sufficient time to their board duties due to their committment to other boards.
T. Rowe Price also withholds votes for inside directors serving on compensation, nominating and audit committees and for directors who miss more than one-fourth of the scheduled board meetings. T. Rowe Price supports shareholder proposals calling for a majority vote threshold for the election of directors.

Executive Compensation

The goal of T. Rowe Price is to assure that a company's equity-based compensation plan is aligned with shareholders' long-term interests. While it evaluates most plans on a case-by-case basis, T. Rowe Price generally opposes compensation packages that provide what it views as excessive awards to a few senior executives or that contain excessively dilutive stock option plans. T. Rowe Price bases its review on criteria such as the costs associated with the plan, plan features, dilution to shareholders and comparability to plans in the company's peer group. T. Rowe Price generally opposes plans that give a company the ability to reprice options or to grant options at or below market prices.

Anti-takeover and Corporate Governance Issues

T. Rowe Price generally opposes anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions. Such anti-takeover mechanisms include classified boards, supermajority voting requirements, dual share classes, and poison pills. We also oppose proposals that give management a "blank check" to create new classes of stock with disparate rights and privileges. We generally support proposals to permit cumulative voting and those that seek to prevent potential acquirers from receiving a takeover premium for their shares. When voting on corporate governance proposals, T. Rowe Price will consider the dilutive impact to shareholders and the effect on shareholder rights. With respect to proposals for the approval of a company's auditor, we typically oppose auditors who have a significant non-audit relationship with the company.

Social and Corporate Responsibility Issues

T. Rowe Price generally votes with a company's management on social issues unless they have substantial economic implications for the company's business and operations that have not been adequately addressed by management.

                                                                              63

Monitoring and Resolving Conflicts of Interest

The Proxy Committee is also responsible for monitoring and resolving possible material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. We believe that the potential for conflicts of interest is relatively low due to the client-focused nature of our investment management business. Nevertheless, we have adopted safeguards to ensure that our proxy voting is not influenced by interests other than those of our fund shareholders. While membership on the Proxy Committee is diverse, it does not include individuals whose primary dutities relate to client relationship management, marketing, or sales. Since T. Rowe Price's voting guidelines are predetermined by the Proxy Committee using recommendations from ISS, an independent third party, application of the T. Rowe Price guidelines by fund portfolio managers to vote fund proxies should in most instances adequately address any possible conflicts of interest. However, the Proxy Committee reviews all proxy votes that are inconsistent with T. Rowe Price guidelines to determine whether the portfolio manager's voting rationale appears reasonable. The Proxy Committee also assesses whether any business or other relationships between T. Rowe Price and a portfolio company could have influenced an inconsistent vote on that company's proxy. Issues raising possible conflicts of interest are referred to designated members of the Proxy Committee for immediate resolution prior to the time T. Rowe Price casts its vote. With respect to personal conflicts of interest, T. Rowe Price's Code of Ethics and Conduct requires all employees to avoid placing themselves in a "compromising position" in which their interests may conflict with those of our clients and restricts their ability to engage in certain outside business activities. Portfolio managers or Proxy Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.

UBS Global Asset Management (Americas) Inc.

The proxy voting policy of UBS Global Asset Management ("UBS Global AM") is based on its belief that voting rights have economic value and must be treated accordingly. Generally, UBS Global AM expects the boards of directors of companies issuing securities held by its clients to act as stewards of the financial assets of the company, to exercise good judgment and practice diligent oversight with the management of the company. While there is no absolute set of rules that determine appropriate corporate governance under all circumstances and no set of rules will guarantee ethical behavior, there are certain benchmarks, which, if substantial progress is made toward, give evidence of good corporate governance. UBS Global AM may delegate to an independent proxy voting and research service the authority to exercise the voting rights associated with certain client holdings. Any such delegation shall be made with the direction that the votes be exercised in accordance with UBS Global AM's proxy voting policy.

When UBS Global AM's view of a company's management is favorable, UBS Global AM generally supports current management initiatives. When UBS Global AM's view is that changes to the management structure would probably increase shareholder value, UBS Global AM may not support existing management proposals. In general, UBS Global AM: (1) opposes proposals which act to entrench management; (2) believes that boards should be independent of company management and composed of persons with requisite skills, knowledge and experience; (3) opposes structures which impose financial constraints on changes in control; (4) believes remuneration should be commensurate with responsibilities and performance; and (5) believes that appropriate steps should be taken to ensure the independence of auditors.

UBS Global AM has implemented procedures designed to identify whether it has a conflict of interest in voting a particular proxy proposal, which may arise as a result of its or its affiliates' client relationships, marketing efforts or banking, investment banking and broker/dealer activities. To address such conflicts, UBS Global AM has imposed information barriers between it and its affiliates who conduct banking, investment banking and broker/dealer activities and has implemented procedures to prevent business, sales and marketing issues from influencing our proxy votes. Whenever UBS Global AM is aware of a conflict with respect to a particular proxy, its appropriate local corporate governance committee is required to review and agree to the manner in which such proxy is voted.

64

APPENDIX C

Compensation Structures and Methodologies of Portfolio Managers

The following describes the structure of, and the method(s) used to determine the different types of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements) for each portfolio manager as of the funds' fiscal year ended December 31, 2006:

BAMCO, Inc. (LVIP Growth Opportunities Fund)

Mr. Baron has an employment agreement in principal. His base compensation includes a fixed salary and a bonus that approximates 42% of his base salary. The bonus could increase if assets manged by MR. Baron are higher than predetermined levels. The contract is for five years, with automatic one year extensions thereafter. Mr. Baron also has a line of credit from the Firm that mus be repaid annually if drawn, the loans for insurance premiums where interest is paid by Mr. Baron annually. The Firm has also agreed to post collateral up to a fixed amount for personal bank loans by Mr. Baron for which the Firm is paid a fee for any amounts guaranteed. The terms of his contract are based on Mr. Baron's role as the Firm's founder, chief executive officer, chief investment officer, and his position as portfolio manager for the majority of the Firm's assets under management. Consideration is given to Mr. Baron's reputation, the long-term performance records of the funds under his management and the profitability of the Firm.

Cohen & Steers (LVIP Cohen & Steers Global Real Estate Fund)
Compensation of the sub-adviser's portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus and (3) annual stock-based compensation consisting generally of restricted stock units of the sub-adviser's parent, Cohen & Steers, Inc. ("CNS"). The sub-adviser's investment professionals, including the portfolio managers, also receive certain retirement, insurance and other benefits that are broadly available to all of its employees. Compensation of the sub-adviser's investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or around the December 31st fiscal year-end of CNS. This compensation structure has been in place since the initial public offering of common stock of CNS in 2004.
The sub-adviser compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of funds and accounts managed by the portfolio manager versus appropriate peer groups or benchmarks. The sub-adviser uses a variety of benchmarks to evaluate the portfolio managers' performance. In evaluating the performance of a portfolio manager, primary emphasis is normally placed on one- and three-year performance, with secondary consideration of performance over longer periods of time. Performance is evaluated on a pre-tax and pre-expense basis. In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to risk-adjusted performance. For funds and accounts with a primary investment objective of high current income, consideration will also be given to the fund's and account's success in achieving this objective. For portfolio managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis. The sub-adviser does not have any funds or accounts with performance-based sub-advisory fees. Portfolio managers are also evaluated on the basis of their success in managing their dedicated team of analysts. Base compensation for portfolio managers of the sub-adviser varies in line with the portfolio manager's seniority and position with the firm.
The compensation of portfolio managers with other job responsibilities (such as acting as an executive officer to the firm and supervising various departments within the firm) will include consideration of the scope of such responsibilities and the portfolio managers' performance in meeting them. The sub-adviser seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. The sub-adviser participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of the sub-adviser and CNS. The overall annual cash bonus pool is based on a substantially fixed percentage of pre-bonus operating income. While the annual salary of each portfolio manager is fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation generally are a substantial portion of total compensation.

Delaware Management Company ("DMC") (Bond Fund, Growth and Income Fund, Managed Fund, Money Market Fund, Social Awareness Fund, Special Opportunties Fund)


Each portfolio manager's compensation consists of the following:

Base Salary. Each named portfolio manager receives a fixed base salary. Salaries are determined by a comparison to industry benchmarking data prepared by third parties to ensure that portfolio manager salaries are in line with salaries paid at peer investment advisory firms.

Bonus. Each named portfolio manager is eligible to receive an annual bonus. The amount available in the bonus pool is based on the management team's revenue minus any direct expenses (expenses associated with product and investment management team). The distribution of the bonus pool to individual team members is determined within the discretion of Delaware.

                                                                              65


Core Equity and Small/Mid Cap Value Equity Teams. The bonus pool is determined by the revenues associated with the products a portfolio manager manages. Delaware keeps a percentage of the revenues and the remaining percentage of revenues (minus appropriate direct expenses associated with this product and the investment management team) create the "bonus pool" for a product. Various members of the team have the ability to earn a percentage of the bonus pool with the most senior contributors having the largest share. The pool is allotted based on subjective factors (50%) and objective factors (50%). The primary objective factor is the performance of the funds managed relative to the performance of the appropriate Lipper peer groups.Performance is measured as a result of one's standing in the Lipper peer groups on a one-year and three-year basis. Three year performance is weighted more heavily and there is no objective award for a fund that falls below the 50th percentile for a given time period. There is a sliding scale for performance achievements above the 50th percentile.

Fixed Income. There is one pool for bonus payments for the fixed income department. The amount of the pool for bonus payments is first determined by mathematical equation based on all assets managed (including investment companies, insurance product-related accounts and other seperate accounts), management fees and related expenses (including portfolio waiver expenses) for registered investment companies, pooled vehicles, and managed seperate accounts. Generally, 80% of the bonus is quantitatively determined. For more senior portfolio managers, a higher percentage of the bonus is quantitatively determined. For investment companies, each manager is compensated according to a Portfolio's Lipper peer group percentile ranking on a one-year and three-year basis, equally weighted. For managed seperate accounts the portfolio managers are compensated according to the composite percentile ranking against the Frank Russell and Callan Associates databases on a one-year and three-year basis, with three-year performance more heavily weighted. There is no objective award for a portfolio that falls below the 50th percentile over the three-year period. There is a sliding scale for investment companies that are ranked above the 50th percentile. The remaining 20% portion of the bonus is discretionary as determined by Delaware Investments and takes into account subjective and objective factors, as determined by senior management.

Deferred Compensation. Each named portfolio manager is eligible to participate in the Lincoln National Corporation Executive Deferred Compensation Plan, which is available to all employees whose income exceeds a designated threshold. The Plan is a non-qualified unfunded deferred compensation plan that permits participating employees to defer the receipt of a portion of their cash compensation.


Stock Option Incentive Plan/Equity Compensation Plan. Portfolio managers may be awarded options to purchase common shares of Delaware Investments U.S., Inc. pursuant to the terms of the Delaware Investments U.S., Inc. Stock Option Plan, an unqualified plan, or may be awarded performance shares in Lincoln National Corporation. Delaware Investments U.S., Inc., is an indirect, wholly-owned subsidiary of Delaware Management Holdings, Inc. Delaware Management Holdings, Inc., is in turn a wholly-owned, indirect subsidiary of Lincoln National Corporation.

The Delaware Investments U.S., Inc. Stock Option Plan was established in 2001 in order to provide certain Delaware investment personnel with a more direct means of participating in the growth of the investment manager. Under the terms of the plan, stock options typically vest in 25% increments on a four-year schedule and expire ten years after issuance. Options are awarded from time to time by the investment manager in its full discretion. Option awards may be based in part on seniority.

In 1997, Lincoln National Corporation established an equity compensation plan under which certain employees were awarded options to purchase common shares in Lincoln National Corporation and other similar equity-based compensation, including performance shares. Employees participating in the equity compensation plan were required to forfeit the right to participate in the Delaware Investments U.S., Inc., stock option plan. Under the plan, managers are required to allocate equity compensation awards among employees according to certain limited percentages. The performance shares have a three-year vesting schedule and the amount received under the performance shares is a function of Lincoln's share price at the time of vesting relative to the target price set at the time of issuance of the shares. Equity compensation awards are issued from time to time by Delaware in its full discretion.

Other Compensation. Portfolio managers may also participate in benefit plans and programs available generally to all employees.


Fidelity Management & Research Company ("Fidelity") (LVIP FI Equity-Income
Fund)

Ciaran O'Neill is the portfolio manager of LVIP FI Equity Income Fund and receives compensation for his services. As of December 31, 2006, portfolio manager compensation generally consisted of a fixed base salary determined periodically (typically annually), a bonus and, in certain cases, participation in several types of equity-based compensation plans. A portion of the portfolio manager's compensation may be deferred based on criteria established by FMR or at the election of the portfolio manager.

The portfolio manager's base salary is determined by level of responsibility and tenure at FMR or its affiliates. The portfolio manager's bonus is based on several components. The primary components of the portfolio manager's bonus are based on (i) the pre-tax investment performance of the portfolio manager's fund(s) and account(s) measured against a benchmark index and within a defined peer group assigned to each fund or account, and (ii) the investment performance of a broad range of other FMR equity funds and accounts. The pre-tax investment performance of the portfolio manager's fund(s) and account(s) is weighted according to his tenure on those fund(s) and account(s) and the average asset size of those fund(s) and accounts(s) over his tenure. Each component is calculated separately over the portfolio manager's tenure on those fund(s) and account(s) over a measurement period that initially is


66


contemporaneous with his tenure, but that eventually encompasses rolling periods of up to five years for the comparison to a benchmark index, and rolling periods of up to five years for the comparison to a benchmark index and a peer group. A smaller subjective component of the portfolio manager's bonus is based on the portfolio manager's overall contribution to management of FMR. The portion of the portfolio manager's bonus that is linked to the investment performance of the fund is based on the fund's pre-tax investment performance measured against the Russell 1000 Value Index, and the fund's pre-tax investment performance with the US Equity Large Cap Value universe. The portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR Corp., FMR's parent company. FMR Corp. is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement, and employer administrative services.

The portfolio manager's compensation plan may give rise to potential conflicts of interest. The portfolio manager's base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales. When a portfolio manager takes over a fund or an account, the time period over which performance is measured may be adjusted to provide a transition period in which to assess the portfolio. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts. In addition, the fund's trade allocation policies and procedures may give rise to conflicts of interest if the fund's orders do not get fully executed due to being aggregated with those of other accounts manged by FMR or an affiliate. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the fund. Securities selected for funds or accounts other than the fund may outperform the securities selected for the fund. Tranding in personal accounts,which may give rise to potential conflicts of interest, is restricted by the fund's Code of Ethics.

Janus Capital Management LLC ("Janus") (LVIP Janus Capital Appreciation Fund)

The following describes the structure and method of calculating the portfolio manager's compensation as of December 31, 2006.

The portfolio manager is compensated by Janus Capital for managing the Fund and any other funds, portfolios or accounts managed by the portfolio manager (collectively, the "Managed Funds") through two components: fixed compensation and variable compensation.


Fixed Compensation: Fixed compensation is paid in cash and is comprised of an annual base salary and an additonal amount calculated based on factors such as the complexity of managing funds and other accounts, scope of responsiblitly (including assets under management), tenure and long-term performance as a portfolio manager.

Variable Compensation: Variable compensation is paid in the form of cash and long-term incentive awards (consisting of Janus Capital Group Inc. restricted stock, stock options and a cash deferred award aligned with Janus fund shares). Variable compensation is structured to pay the portfolio manager primarily on individual performance, with additional compensaiton available for team performance and a lesser component based on net asset flows in the Managed Funds. Variable compensation is based on pre-tax performance of the Managed Funds.


The portfolio manager's individual performance compensation is determined by applying a multiplier tied to the Managed Funds' aggregate asset-weighted Lipper peer group performance ranking for one- and three-year performance periods, if applicable, with a greater emphasis on three year results. The multiplier is applied against the portfolio manager's fixed compensation. The portfolio manager is also eligible to receive additional individual performance compensation if the Managed Funds achieve a certain rank in their Lipper peer performance groups in each of three, four, or five consecutive years. The portfolio manager's compensation is also subject to reduction in the event that the Managed Funds incur material negative absolute performance, and the portfolio manager will not be eligible to earn any individual performance compensation if the Managed Fund's peer performance does not meet or exceed a certain ranking in their Lipper peer performance group.


The portfolio manager is also eligible to participate with other Janus equity portfolio managers in a team performance compensation pool which is derived from a formula tied to the team's aggregate asset-weighted Lipper peer group performance ranking for the one-year performance period. Such compensation is then allocated among eligible individual equity portfolio managers at the discretion of Janus Capital. No team performance compensation is paid to any equity portfolio manger if the aggregate asset-weighted team performance for the one-year period does not meet or exceed a certain rank in the relevant Lipper peer group.

The portfolio manager may elect to defer payment of a designated percentage of fixed compensation and/or up to all variable compensation in accordance with the Janus Executive Income Deferral Program.

The Fund's Lipper peer groups for compensation purposes are the Large-Cap Growth Funds and the Multi-Cap Growth Funds.


Mondrian Investment Partners Limited ("Mondrian") (International Fund)


Mondrian has the following programs in place to retain key investment staff:

1) Competitive Salary - All investment professionals are remunerated with a competitive base salary.

                                                                              67

2) Profit Sharing Pool - All Mondrian staff, including portfolio managers and senior officers, qualify for participation in an annual profit sharing pool determined by the company's profitability (approximately 30% of profits).

3) Equity Ownership - Mondrian is majority management owned. A high proportion of senior Mondrian staff (investment professionals and other support functions) are shareholders in the business.

Incentives (Bonus and Equity Programs) focus on the key areas of research quality, long-term and short-term performance, teamwork, client service and marketing. As an individual's ability to influence these factors depends on that individual's position and seniority within the firm, so the allocation of participation in these programs will reflect this.

At Mondrian, the investment management of particular portfolios is not "star manager" based but uses a team system. This means that Mondrian's investment professionals are primarily assessed on their contribution to the team's effort and results, though with an important element of their assessment being focused on the quality of their individual research contribution.

Compensation Committee

In determining the amount of bonuses and equity awarded, Mondrian's Board of Directors consults with the company's Compensation Committee, who will make recommendations based on a number of factors including investment research, organization management, team work, client servicing and marketing.

Defined Contribution Pension Plan

All portfolio managers are members of the Mondrian defined contribution pension plan where Mondrian pays a regular monthly contribution and the member may pay additional voluntary contributions if they wish. The Plan is governed by Trustees who have responsibility for the trust fund and payments of benefits to members. In addition, the Plan provides death benefits for death in service and a spouse's or dependant's pension may also be payable.


T. Rowe Price Associates ("T. Rowe Price") (LVIP T. Rowe Price Structured Mid-Cap Growth Fund)


Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of a stock option grant. Occasionally, portfolio managers will also have the opportunity to participate in venture capital partnerships.
Compensation is variable and is determined based on the following factors:

Investment performance over one-, three-, five-, and 10-year periods is the most important input. We evaluate performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are determined with reference to a broad based index (ex. S&P 500) and an applicable Lipper index (ex. Large-Cap Growth), though other benchmarks may be used as well. Investment results are also compared to comparably managed funds of competitive investment management firms. Performance is primarily measured on a pre-tax basis though tax-efficiency is considered and is especially important for tax efficient funds.It is important to note that compensation is viewed with a long term time horizon. The more consistent a manager's performance over time, the higher the compensation opportunity. The increase or decrease in a fund's assets due to the purchase or sale of fund shares is not considered a material factor.

Contribution to our overall investment process is an important consideration as well. Sharing ideas with other portfolio managers, working effectively with and mentoring our younger analysts, and being good corporate citizens are important components of our long term success and are highly valued.

All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis as for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits.

This compensation structure is used for all portfolios managed by the portfolio manager.


UBS Global Asset Management (Americas) ("UBS") (LVIP UBS Global Asset Allocation Fund)


The compensation received by portfolio managers includes a base salary and incentive compensation based on their personal performance.

Our compensation and benefits programs are designed to provide our investment professionals with incentives to excel, and to promote an entrepreneurial, performance-oriented culture. They also align the interests of our investment professionals with the interests of our clients. Overall compensation can be grouped into four categories:

o Competitive salary, benchmarked to maintain competitive compensation opportunities.

o Annual bonus, tied to individual contributions and investment performance.


o Analyst incentives, tied to performance of model portfolios.


68


o UBS equity awards, promoting company-wide success and employee retention.

Base salary is used to recognize the experience, skills and knowledge that the investment professionals bring to their roles. Salary levels are monitored and adjusted periodically in order to remain competitive within the investment management industry.

Annual bonuses are strictly and rigorously correlated with performance. As such, annual incentives can be highly variable, and are based on three components: 1) the firm's overall business success; 2) the performance of the respective asset class and/or investment mandate; and 3) an individual's specific contribution to the firm's results. We strongly believe that tying bonuses to both long-term (3-year) and shorter-term (1-year) portfolio performance closely aligns our investment professionals' interests with those of our clients.

Analyst Incentives. Because we value our proprietary research, we have designed a compensation system that has made investment analysis a highly regarded career within our firm. Grouped int 12 global sector teams, our analysts manage model portfolios in global and local sectors. Our portfolio managers use the model sector portfolios to build actual client portfolios. Analyst incentives are tied t the performance of the model portfolios, which we evaluate over rolling three-year periods. One-third of each analyst's rating is based on the performance of the model global sector portfolio; one-third o the model local sector portfolio; and one-third is a qualitative assessment of their contribution. We believe that a system closely aligns our analysts' incentives with our clients.

UBS AG equity. Many of our senior investment professionals are required to defer a portion of their annual performance-based incentive in the form of deferred or restricted UBS AG shares or employee stock options. Not only does this reinforce the critical importance of creating long-term business value, it also serves as an effective retention tool as the equity shares typically vest over a number of years.

Broader equity share ownership is encouraged for all employees through "Equity Plus". This long-term incentive program gives employees the opportunity to purchase UBS stock with after-tax funds from their bonus or salary. Two UBS stock options are given for each share acquired and held for two years. We feel this engages our employees as partners in the firm's success, and helps to maximize our integrated business strategy.

Wilshire Associates ("Wilshire") (LVIP Wilshire Conservative Profile Fund, LVIP Wilshire Moderate Profile Fund, LVIP Wilshire Moderately Aggressive Profile Fund, LVIP Wilshire Aggressive Profile Fund, LVIP Wilshire 2010, LVIP Wilshire 2020, LVIP Wilshire 2030, LVIP Wilshire 2040)

The manager's compensation is a salary and bonus. The salary is set each year and is commensurate with the contribution that the portfolio manager makes to his team, the investment process and to the overall success of the firm. The bonus portion of his salary is based on the performance of the funds management division and the company as a whole. The compensation package for the portfolio manager does not consider the performance of the funds, however, his contribution to the overall satisfaction of the client is correlated to the performance of the funds and his salary is correlated to the overall satisfaction of the client.

                           PART C - OTHER INFORMATION

Item 23 - Exhibits

(a) Agreement and Declaration of Trust of Lincoln Variable Insurance Products Trust incorporated herein by reference to Post-Effective Amendment No. 13 (File No. 33-70742) filed on April 4, 2003.

(b) By-Laws of Lincoln Variable Insurance Products Trust incorporated herein by reference to Post-Effective Amendment No. 19 (File No. 33-70742) filed on April 5, 2006.

(c) 1. By-Laws of Lincoln Variable Insurance Products Trust Articles II, VII and VIII incorporated herein by reference to Post-Effective Amendment No. 13 (File No. 33-70742) filed on April 4, 2003.

   2. Agreement and Declaration of Trust of Lincoln Variable Insurance Products Trust, Articles III, V, and VI incorporated herein by reference to Post-Effective Amendment No. 13 (File No. 33-70742) filed on April 4, 2003.

(d) 1. a. Form of Investment Management Agreement between the Lincoln Variable Insurance Products Trust and Lincoln Investment Advisors Corporation incorporated herein by reference to Post-Effective Amendment No. 33 (File No. 33-70742) filed on April 17, 2007.

     b. Form of Advisory Fee Waiver Agreement between Lincoln Investment Advisors Corporation and Equity-Income Fund incorporated herein by reference to Post-Effective Amendment No. 18 (File No. 33-70742) filed on April 15, 2005.

     c. Form of Advisory Fee Waiver Agreement between Lincoln Investment Advisors Corporation and Capital Appreciation Fund incorporated herein by reference to Post-Effective Amendment No. 18 (File No. 33-70742) filed on April 15, 2005.

     d. Advisory Fee Waiver Agreement between Lincoln Investment Advisors Corporation and Aggressive Growth Fund effective October 1, 2005 incorporated herein by reference to Post-Effective Amendment No. 19 (File No. 33-70742) filed on April 5, 2006.

   2. a. Sub-Advisory Agreement between Delaware Management Company and T.
      Rowe Price Associates, Inc. dated January 1, 2004 (T. Rowe Price Structured Mid-Cap Growth Fund, formerly known as Aggressive Growth Fund) incorporated herein by reference to Post-Effective Amendment No. 15 (File No. 33-70742) filed on April 7, 2004.

     b. Amendment dated October 1, 2005 to Sub-Advisory Agreement between Delaware Management Company and T. Rowe Price Associates, Inc. incorporated herein by reference to Post-Effective Amendment No. 19 (File No. 33-70742) filed on April 5, 2006.

   3. a. Sub-Investment Management Agreement between Delaware Management Company and Janus Capital Management LLC dated April 30, 2003 (Janus Capital Appreciation Fund) incorporated herein by reference to Post-Effective Amendment No. 15 (File No. 33-70742) filed on April 7, 2004.

     b. Amendment dated November 1, 2004 to Sub-Investment Management Agreement between Delaware Management Company and Janus Capital Management LLC incorporated herein by reference to Post-Effective Amendment No. 18 (File No. 33-70742) filed on April 15, 2005.

   4. Sub-Advisory Agreement between Delaware Management Company and Pyramis Global Advisors, LLC (Equity-Income Fund) dated September 1, 2006 incorporated herein by reference to Post-Effective Amendment No. 15 (File No. 33-70742) filed on April 7, 2004.

   5. Sub-Advisory Agreement between Delaware Management Company and UBS Global Asset Management (Americas) Inc. dated January 1, 2004 (UBS Global Asset Allocation Fund) incorporated herein by reference to Post-Effective Amendment No. 15 (File No. 33-70742) filed on April 7, 2004.

   6. Sub-Advisory Agreement between Delaware Management Company and BAMCO, Inc. (Baron Growth Opportunities Fund) dated May 1, 2005 incorporated herein by reference to Post-Effective Amendment No. 19 (File No. 33-70742) filed on April 5, 2006.

   7. Sub-Advisory Agreement between Delaware Management Company and Mondrian Investment Partners Limited dated December 1, 2004 (Mondrian International
    Fund) incorporated herein by reference to Post-Effective Amendment No. 18 (File No. 33-70742) filed on April 15, 2005.

   8. Form of Sub-Advisory Agreement between Delaware Management Company and Wilshire Associates Incorporated (Conservative Profile Fund, Moderate Profile Fund, Moderately Aggressive Profile Fund, Aggressive Profile Fund, Wilshire 2010, 2020, 2030, 2040 Profile Funds) dated May 1, 2005 incorporated herein by reference to Post-Effective Amendment No. 19 (File No. 33-70742) filed on April 5, 2006.

   9. Form of Sub-Advisory Agreement between Lincoln Investment Advisors Corporation and Cohen & Steers Capital Management, Inc. (Cohen & Steers Global Real Estate Fund) filed herein as Exhibit 23(d)(9).

(e) N/A

(f) N/A

(g) 1. Custody Agreement by and between Lincoln Variable Insurance Products Trust and Mellon Bank, N.A. dated April 30, 2003 incorporated herein by reference to Post-Effective Amendment No. 15 (File No. 33-70742) filed on April 7, 2004.

   2. Amendment effective May 1, 2005 to Custody Agreement by and between Lincoln Variable Insurance Products Trust and Mellon Bank, N.A. incorporated herein by reference to Post-Effective Amendment No. 19 (File No. 33-70742) filed on April 5, 2006.

   3. Form of Amendment effective April 30, 2007 to Custody Agreement by and between LIncoln Variable Insurance Products Trust and Mellon Bank, N.A.

(h) 1. a. Form of Services Agreement between Delaware Management Holdings, Inc., Delaware Service Company, Inc. and The Lincoln National Life Insurance Company incorporated herein by reference to Post-Effective Amendment No. 21 (File No. 2-80741) filed on April 10, 2000.

     b. Amendment effective March 1, 1999 to the Services Agreement between Delaware Management Holdings, Inc., Delaware Service Company, Inc. and The Lincoln National Life Insurance Company incorporated herein by reference to Post-Effective Amendment No. 13 (File No. 33-70742) filed on April 4, 2003.

     c. Amendment dated January 1, 2001 to the Services Agreement dated August 15, 1996 between Delaware Management Holdings, Inc., Delaware Service Company, Inc. and The Lincoln National Life Insurance Company incorporated herein by reference to Post-Effective Amendment No. 12 (File No. 33-70742) filed on January 15, 2003.

     d. Assignment and Assumption Agreement effective April 30, 2003 between Lincoln National Aggressive Growth Fund, Inc., Lincoln National Bond Fund, Inc., Lincoln National Capital Appreciation Fund, Inc., Lincoln National Equity-Income Fund, Inc., Lincoln National Global Asset Allocation Fund, Inc., Lincoln National Growth and Income Fund, Inc., Lincoln National International Fund, Inc., Lincoln National Managed Fund, Inc., Lincoln National Money Market Fund, Inc., Lincoln National Social Awareness Fund, Inc., Lincoln National Special Opportunities Fund, Inc., and Lincoln Variable Insurance Products Trust incorporated herein by reference to Post-Effective Amendment No. 15 (File No. 33-70742) filed on April 7, 2004.

     e. Form of Amendment to Services Agreement between Delaware Management Holdings, Delaware Service Company, Inc. and The Lincoln National Life Insurance Company incorporated herein by reference to Post-Effective Amendment No. 19 (File No. 33-70742) filed on April 5, 2006.

     f. Form of Amendment to Services Agreement between Delaware Management Holdings, Delaware Service Company, Inc. and The Lincoln National Life Insurance Company incorporated herein by reference to Post-Effective Amendment No. 19 (File No. 33-70742) filed on April 5, 2006.

     g. Form of Amendment to Services Agreement between Delaware Management Holdings, Delaware Service Company, Inc., The Lincoln National Life Insurance Company and Lincoln Variable Insurance Products Trust.

   2. Form of Trademark License Agreement between Lincoln National Corporation and Lincoln Variable Insurance Products Trust incorporated herein by reference to Post-Effective Amendment No. 12 (File No. 33-70742) filed on January 15, 2003.

   3. a. Fund Participation Agreement between The Lincoln National Life Insurance Company and Lincoln Variable Insurance Products Trust dated May 1, 2003 incorporated herein by reference to Post-Effective Amendment No. 13 (File No. 33-70742) filed on April 4, 2003.

     b. Amendment effective May 1, 2003 to Fund Participation Agreement between The Lincoln National Life Insurance Company and Lincoln Variable Insurance Products Trust incorporated herein by reference to Post-Effective Amendment No. 15 (File No. 33-70742) filed on April 7, 2004.

     c. Amendment effective May 1, 2005 to Fund Participation Agreement between The Lincoln National Life Insurance Company and Lincoln Variable Insurance Products Trust incorporated herein by reference to Post-Effective Amendment No. 19 (File No. 33-70742) filed on April 5, 2006.

     d. Amendment effective April 1, 2006 to Fund Participation Agreement between The Lincoln National Life Insurance Company and Lincoln Variable Insurance Products Trust incorporated herein by reference to Post-Effective Amendment No. 19 (File No. 33-70742) filed on April 5, 2006.

     e. Amendment effective November 1, 2006 to Fund Participation Agreement between The Lincoln National Life Insurance Company and Lincoln Variable Insurance Products Trust incorporated herein by reference to Post-Effective Amendment No. 33 (File No. 33-70742) filed on April 17, 2007.

                                      B-2

     f. Form of Amendment effective May 1, 2007 to Fund Participation Agreement between The Lincoln National Life Insurance Company and Lincoln Variable Insurance Products Trust incorporated herein by reference to Post-Effective Amendment No. 33 (File No. 33-70742) filed on April 17, 2007.

   4. a. Fund Participation Agreement between Lincoln Life & Annuity Company of New York and Lincoln Variable Insurance Products Trust dated May 1, 2003 incorporated herein by reference to Post-Effective Amendment No. 13 (File No. 33-70742) filed on April 4, 2003.

     b. Amendment dated May 1, 2004 to Fund Participation Agreement between Lincoln Life & Annuity Company of New York and Lincoln Variable Insurance Products Trust incorporated herein by reference to Post-Effective Amendment No. 18 (File 33-70742) filed on April 15, 2005.

     c. Amendment effective May 1, 2005 to Fund Participation Agreement between Lincoln Life & Annuity Company of New York and Lincoln Variable Insurance Products Trust incorporated herein by reference to Post-Effective Amendment No. 19 (File No. 33-70742) filed on April 5, 2006.

     d. Amendment effective October 1, 2006 to Fund Participation Agreement between Lincoln Life & Annuity Company of New York and Lincoln Variable Insurance Products Trust incorporated herein by reference to Post-Effective Amendment No. 33 (File No. 33-70742) filed on April 17, 2007.

     e. Form of Amendment effective May 1, 2007 to Fund Participation Agreement between Lincoln LIfe & Annuity Company of New York and Lincoln Variable Insurance Products Trust incorporated herein by reference to Post-Effective Amendment No. 33 (File No. 33-70742) filed on April 17, 2007.

   5. a. Service Agreement between Delaware Management Company and The Lincoln National Life Insurance Company effective May 1, 2003 incorporated herein by reference to Post-Effective Amendment No. 15 (File No. 33-70742) filed on April 7, 2004.

     b. Form of Amendment to Service Agreement between Delaware Management Company and The Lincoln National Life Insurance Company incorporated herein by reference to Post-Effective Amendment No. 19 (File No. 33-70742) filed on April 5, 2006.

   6. a. Service Agreement between Delaware Management Company and Lincoln
      Life & Annuity Company of New York dated May 1, 2003 incorporated herein by reference to Post-Effective Amendment No. 19 (File No. 33-70742) filed on April 5, 2006.

     b. Form of Amendment to Service Agreement between Delaware Management Company and Lincoln Life & Annuity Company of New York incorporated herein by reference to Post-Effective Amendment No. 19 (File No. 33-70742) filed on April 5, 2006.

   7. Form of Administration Agreement between Lincoln Variable Insurance Products Trust and The Lincoln National Life Insurance Company dated January 1, 2005 and May 1, 2005 (as applicable) incorporated herein by reference to Post-Effective Amendment No. 19 (File No. 33-70742) filed on April 5, 2006.

   8. Amended and Restated Expense Limitation Agreement between The Lincoln National Life Insurance Company and Lincoln Variable Insurance Products Trust effective May 1, 2007 incorporated herein by reference to Post-Effective Amendment No. 33 (File No. 33-70742) filed on April 17, 2007.

(i) (a) Opinion of Counsel dated April 4, 2003 incorporated herein by reference to Post-Effective Amendment No. 19 (File No. 33-70742) filed on April 5, 2006.

     (b) Form of Opinion of Counsel

(j) Consent of Independent Registered Public Accounting Firm

(k) N/A

(l) N/A

(m) 1. Form of Service Class Distribution and Service Plan incorporated herein by reference to Post-Effective Amendment No. 19 (File No. 33-70742) filed on April 5, 2006.

   2. Form of Distribution Agreement between Lincoln Variable Insurance Products Trust and The Lincoln National Life Insurance Company incorporated herein by reference to Post-Effective Amendment No. 19 (File No. 33-70742) filed on April 5, 2006.

   3. Form of Distribution Agreement between Lincoln Variable Insurance Products Trust and Lincoln Life & Annuity Company of New York incorporated herein by reference to Post-Effective Amendment No. 19 (File No. 33-70742) filed on April 5, 2006.

(n) Form of Multiple Class Plan dated February 24, 2003 and May 1, 2005 (as applicable) incorporated herein by reference to Post-Effective Amendment No. 19 (File No. 33-70742) filed on April 5, 2006.

                                      B-3

(o) N/A

(p) 1. Code of Ethics for Lincoln Variable Insurance Products Trust dated March 6, 2006 incorporated herein by reference to Post-Effective Amendment No. 19 (File No. 33-70742) filed on April 5, 2006.

   2. Code of Ethics for Lincoln Investment Advisors Corporation (formerly Jefferson Pilot Investment Advisory Corporation) dated May 5, 2006 incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 33-70742) filed on December 21, 2006.

   3. Code of Ethics for Delaware Investments (Bond, Growth and Income, Managed, Money Market, Social Awareness, Special Opportunities Funds) effective March 1, 2006 incorporated herein by reference to Post-Effective Amendment No. 19 (File No. 33-70742) filed on April 5, 2006.

   4. Code of Ethics for T. Rowe Price Group, Inc. dated February 1, 2005 (Aggressive Growth Fund) incorporated herein by reference to Post-Effective Amendment No. 18 (File No. 33-70742) incorporated herein by reference to Post-Effective Amendment No. 19 (File No. 33-70742) filed on April 5, 2006.

   5. Code of Ethics for Janus Capital Group dated December 6, 2005 (Capital Appreciation Fund) incorporated herein by reference to Post-Effective Amendment No. 19 (File No. 33-70742) filed on April 5, 2006.

     6. Code of Ethics for Pyramis Global Adivosrs LLC effective May 2006 (Equity-Income Fund) filed herein as Exhibit 23(p)(6).

   7. Code of Ethics for UBS Global Asset Management dated September 6, 2004 (Global Asset Allocation Fund) incorporated herein by reference to Post-Effective Amendment No. 18 (File No. 33-70742) filed on April 15, 2005.

     8. Code of Ethics for BAMCO, Inc. dated October 12, 2005 (Baron Growth Opportunities Fund) filed herein as Exhibit 23(p)(8)

   9. Code of Ethics for Mondrian Investment Partners Limited dated September 1, 2005 (International Fund) incorporated herein by reference to Post-Effective Amendment No. 19 (File No. 33-70742) filed on April 5, 2006.

   10. Code of Ethics for Wilshire Associates Incorporated dated January 2005 (Aggressive Profile Fund, Conservative Profile Fund, Moderate Profile Fund, Moderately Aggressive Profile Fund, Wilshire 2010, 2020, 2030, 2040 Profile Funds) incorporated herein by reference to Post-Effective Amendment No. 18 (File No. 33-70742) filed on April 15, 2005.

(q) Power of Attorney incorporated herein by reference to Post-Effective Amendment 22 (File No. 33-70742) filed on December 21, 2006.

(r) Organizational Chart of Lincoln National Insurance Holding Company System incorporated herein by reference to Post-Effective Amendment No. 33 (File No. 033-70742) on April 17, 2007.

Item 24. Persons Controlled by or Under Common Control with Registrant

   See Management of the Funds and Purchase and Redemption of Fund Shares in the General Prospectus Disclosure forming Part A of this Registration Statement and Investment Adviser and Sub-Advisers in the Statement of Additional Information Disclosure forming Part B of this Registration Statement. As of the date of this Post-Effective Amendment, the shareholders of the Trust are The Lincoln National Life Insurance Company for its Variable Annuity Accounts, C, L, N, Q, T, W and Z; for its Flexible Premium Variable Life Accounts D, G, K, M, R and S; and for its Separate Accounts 33, 95, 96, 97, 98 and 4K; and Lincoln Life & Annuity Company of New York for its Variable Annuity Accounts L and N; for its Flexible Premium Variable Life Accounts M, R,S and Z, and for its LNY Separate Account 401 for Group Annuities. The Lincoln Profile Funds (Aggressive Profile Fund, Conservative Profile Fund, Moderate Profile Fund, Moderately Aggressive Profile Fund) may also invest in other of the Trust's series of funds.

   No persons are controlled by the Registrant. A diagram of all persons under common control with the Registrant is filed as Exhibit 23(r) to this Registration Statement.

Item 25. Indemnification

   As permitted by Sections 17(h) and 17(i) of the Investment Company Act of 1940 and pursuant to Article VI of the Trust's By-Laws [Exhibit 23(b) to the Registration Statement], officers, trustees, employees and agents of the Registrant will not be liable to the Registrant, any stockholder, officer, director, trustee, employee, agent or other person for any action or failure to act, except for bad faith, willful misfeasance, gross negligence or reckless disregard of duties, and those individuals may be indemnified against liabilities in connection with the Registrant, subject to the same exceptions. Subject to the standards set forth in the governing instrument of the Trust, Section 3817 of Title 12, Part V, Chapter 38, of the Delaware Code permits indemnification of trustees or other persons from and against all claims and demands.

   Insofar as indemnification for liabilities arising under the Securities Act of 1933 (1933 Act) may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person of the Registrant in connection with the

                                      B-4

   successful defense of any action, suit or proceeding) is asserted against the Registrant by such trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public poilcy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

   The Registrant will purchase an insurance policy insuring its officers, trustees and directors against liabilities, and certain costs of defending claims against such officers and directors, to the extent such officers and directors are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy will also insure the Registrant against the cost of indemnification payments to officers and trustees under certain circumstances.

   Section 9 of the Investment Management Agreement (Exhibit (d)(1)(a) to the Registration Statement) limits the liability of Delaware Management Company
   (DMC) to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of its respective duties or from reckless disregard by DMC of its respective obligations and duties under the agreement.

   The Registrant hereby undertakes that it will apply the indemnification provisions of its By-Laws in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the 1940 Act so long as the interpretations of Sections 17(h) and 17(i) of such Act remain in effect and are consistently applied.

Item 26. Business and Other Connections of Investment Adviser

   Information pertaining to any business and other connections of Registrant's investment adviser, Delaware Management Company (DMC), is hereby incorporated by reference from the section captioned Management of the Funds in the General Prospectus Disclosure forming Part A of this Registration Statement, the section captioned Investment Adviser and Sub-Advisers in the Statement of Additional Information (SAI) Disclosure forming Part B of this Registration Statement, and Item 7 of Part II of Delaware Management Business Trust's (DMBT's) Form ADV filed separately with the Securities and Exchange Commission. Information pertaining to any business and other connections of Registrant's sub-advisers, T. Rowe Price Associates, Inc. (T. Rowe Price), Mondrian Investment Partners Limited (Mondrian), Janus Capital Management LLC (Janus), Pyramis Global Advisors, LLC (Pyramis), UBS Global Asset Management (Americas) Inc. (UBS), BAMCO, Inc. (BAMCO), Cohen & Steers Capital Management, Inc. (Cohen & Steers) and Wilshire Associates Incorporated (Wilshire) are incorporated by reference from the section captioned Management of the Funds of the General Prospectus Disclosure forming Part A of this Registration Statement and the section of the SAI Disclosure captioned Investment Adviser and Sub-Advisers forming Part B of this Registration Statement and Item 7 of Part II of the Form ADV of T. Rowe Price, Mondrian, Janus, Pyramis, UBS and Wilshire filed separately with the Securities and Exchange Commission.

   The other businesses, profession, vocations, and employment of a substantial nature, during the past two years, of the directors and officers of DMC, T. Rowe Price, Mondrian, Janus, FMR, UBS, Salomon, Mercury and Wilshire are hereby incorporated by reference respectively, from Schedules A and D of DMBT's Form ADV and from Schedules A and D of the Form ADV of T. Rowe Price, Mondrian, Janus, Pyramis, UBS, Cohen & Steers, BAMCO and Wilshire.

Item 27. Principal Underwriters

     Not applicable.

Item 28. Location of Accounts and Records

   All accounts, books, and other documents required to be maintained by
   Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained by The Lincoln National Life Insurance Company, 1300 South Clinton Street, Fort Wayne, Indiana 46802; the investment adviser, Lincoln Investment Advisors Corporation, 1300 South Clinton Street, Fort Wayne, Indiana 46802; and sub-advisers T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, Maryland 21202; Janus Capital Management LLC, 100 Fillmore Street, Denver, Colorado 80206; Pyramis Global Advisors, LLC, 82 Devonshire Street, Boston, Massachusetts 02109; UBS Global Asset Management (Americas) Inc., One North Wacker Drive, Chicago, Illinois 60606; Mondrian Investment Partners Limited, 80 Cheapside, London, England EC2V6EE, BAMCO, Inc. 767 Fifth Avenue, New York, New York 10153; Cohen & Steers Capital Management, 280 Park Avenue, New York, New York 10017; Wilshire Associates Incorporated, 1299 Ocean Avenue, Suite 700, Santa Monica, California 90401 and the Trust's custodian, Mellon Bank, N.A., One Mellon Center, Pittsburgh, Pennsylvania 15258. Also, accounts, books, and other documents are maintained by Delaware Management Holdings, Inc. and Delaware Service Company, Inc., One Commerce Square, 2005 Market Street, Philadelphia, Pennsylvania 19103, pursuant to an accounting services agreement with the Trust.

Item 29. Management Services

     Not applicable.

                                      B-5

Item 30. Undertakings

   Not applicable.

                                 SIGNATURE PAGE

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No. 35 to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Fort Wayne, and State of Indiana on this 18th day of April, 2007.

      LINCOLN VARIABLE INSURANCE PRODUCTS TRUST
      By:   /s/ Kelly D. Clevenger
            ------------------------------------
            Kelly D. Clevenger
            President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in their capacities indicated on April 18, 2007.

Signature                        Title
/s/ Kelly D. Clevenger           Chairman of the Board, President and Trustee
------------------------------
                                 (Principal Executive Officer)
Kelly D. Clevenger
* /s/ William P. Flory, Jr.      Chief Accounting Officer
------------------------------
                                 (Principal Accounting Officer and Principal Financial Offi-
William P. Flory, Jr.
                                 cer)
*/s/ Gary D. Lemon               Trustee
------------------------------
Gary D. Lemon
*/s/ David H. Windley            Trustee
------------------------------
David H. Windley
*/s/ Nancy L. Frisby             Trustee
------------------------------
Nancy L. Frisby
*/s/ Kenneth G. Stella           Trustee
------------------------------
Kenneth G. Stella
*By: /s/ Cynthia A. Rose         Attorney-in-Fact
 ---------------------------
  Cynthia A. Rose

                                  Exhibit List

23(d)(9)        Form of Sub-Advisory Agreement (LIAC/Cohen & Steers)
23(g)(3)        Form of Amendment to Custody Agreement
23(h)(1)(g)     Form of Amendment to Services Agreement
23(i)(b)        Opinion of Counsel
23(j)           Auditor Consent
23(p)(6)        Code of Ethics - Pyramis
23(p)(8)        Code of Ethics -BAMCO